UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

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Ivy Variable Insurance Portfolios

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2020

IVY VARIABLE INSURANCE PORTFOLIOS

Asset Strategy	Class I	Class II

Balanced		Class II

Energy	Class I	Class II

Growth		Class II

High Income	Class I	Class II

International Core Equity		Class II

Mid Cap Growth	Class I	Class II

Natural Resources		Class II

Science and Technology	Class I	Class II

Small Cap Core		Class II

Small Cap Growth	Class I	Class II

CONTENTS	IVY VIP

2	ANNUAL REPORT	2020

PRESIDENT’S LETTER	IVY VIP

DECEMBER 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Markets in 2020 were, to use an overused word, unprecedented. In a matter of months, we witnessed economic and market moves that typically take an entire market cycle of many years to unfold. To start the fiscal year, financial markets had been positive as political conflicts, trade uncertainty and global economic growth concerns waned. However, that upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic caused one of the most rapid and dramatic global economic downturns in history. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks took strong steps to mitigate the economic blow of social distancing. Monetary policy response was broader and more rapid than at any other time in history. Global central banks enacted aggressive stimulus through lower interest rates, quantitative easing (QE) and liquidity provisions, with some developing countries implementing QE for the first time. The U.S. Federal Reserve’s (Fed) response included a broad array of policy measures and an unprecedented pace of QE. Fourth quarter 2020 economic data showed the global economy had a very strong rebound. Since the March 23 trough, the S&P 500 Index stabilized and experienced a rapid bounce back. As of fiscal year end, the Index was up 18.40%.

Going forward, we believe there are reasons for optimism as we enter 2021. COVID-19 vaccines are being distributed around the world and record amounts of stimulus continue to support the global economic recovery. This optimism is reflected in our outlook for global growth in 2021, which we believe will return to pre-pandemic levels sooner than expected, driven in part by pent-up demand. We anticipate 2021 U.S. economic GDP growth will average 6.2%, fueled in part by a resurgence in consumption as pandemic-related constraints wane. With President Joe Biden and his administration taking the reins of power in Washington, we anticipate policy changes on several fronts. We expect an additional stimulus package that includes additional checks to individuals, an extension of emergency unemployment benefits and help for state and local governments. Later in the year, we anticipate broader legislation to pass that could include a number of spending initiatives, including an infrastructure plan with a focus on green initiatives. We also expect the legislation to include higher taxes for businesses and high-income earners.

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries as economies continue to recover. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	12/31/2020	12/31/2019
S&P 500 Index	3,756.07	3,230.78
MSCI EAFE Index	2,147.53	2,036.94
10-Year Treasury Yield	0.93%	1.92%
U.S. unemployment rate	6.7%	3.6%
30-year fixed mortgage rate	2.67%	3.74%
Oil price per barrel	$48.52	$61.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2020.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

4	ANNUAL REPORT	2020

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Asset Strategy
Class I	$1,000	$1,198.30	$4.29	$1,000	$1,021.25	$3.94	0.77%
Class II	$1,000	$1,196.80	$5.60	$1,000	$1,019.99	$5.15	1.02%
Balanced
Class II	$1,000	$1,179.20	$5.56	$1,000	$1,020.01	$5.15	1.02%
Energy
Class I	$1,000	$1,190.50	$5.91	$1,000	$1,019.72	$5.45	1.06%
Class II	$1,000	$1,188.90	$7.22	$1,000	$1,018.50	$6.66	1.31%
Growth
Class II	$1,000	$1,200.00	$5.61	$1,000	$1,020.03	$5.15	1.02%
High Income
Class I	$1,000	$1,143.80	$3.75	$1,000	$1,021.69	$3.54	0.69%
Class II	$1,000	$1,142.40	$5.03	$1,000	$1,020.43	$4.75	0.94%
International Core Equity
Class II	$1,000	$1,201.60	$6.49	$1,000	$1,019.26	$5.96	1.17%
Mid Cap Growth
Class I	$1,000	$1,334.20	$5.02	$1,000	$1,020.86	$4.34	0.85%
Class II	$1,000	$1,332.50	$6.41	$1,000	$1,019.61	$5.55	1.10%
Natural Resources
Class II	$1,000	$1,139.10	$6.85	$1,000	$1,018.74	$6.46	1.27%
Science and Technology
Class I	$1,000	$1,297.60	$5.28	$1,000	$1,020.56	$4.65	0.91%
Class II	$1,000	$1,296.00	$6.66	$1,000	$1,019.32	$5.86	1.16%
Small Cap Core
Class II	$1,000	$1,288.80	$6.87	$1,000	$1,019.11	$6.06	1.20%
Small Cap Growth
Class I	$1,000	$1,382.60	$5.36	$1,000	$1,020.63	$4.55	0.89%
Class II	$1,000	$1,380.90	$6.90	$1,000	$1,019.37	$5.86	1.14%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2020, and divided by 366.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustrations are based on ongoing costs only.

2020	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	ASSET STRATEGY

(UNAUDITED)

Chace Brundige W. Jeffery Surles

Below, F. Chace Brundige, CFA, and W. Jeffery Surles, CFA, portfolio managers of Ivy VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Brundige has managed the Portfolio since 2014 and has 27 years of industry experience. Mr. Surles has managed the Portfolio since 2018 and has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Asset Strategy (Class II shares at net asset value)	13.88%
Benchmark and Morningstar Category
MSCI All Country World Index (ACWI)	16.26%
(generally reflects the performance of stocks in 46 developed and emerging markets)
Morningstar World Allocation Category Average	6.18%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

A checkmark chart in a calendar year

Roughly eleven years ago, global markets foundered in the depths of the Global Financial Crisis, with the S&P 500 Index bottoming in March after the U.S. Federal Reserve (Fed) introduced its initial Quantitative Easing (QE) program. From its peak in 2007, it took around four years to return to that level. During the COVID-19 induced downturn of 2020, it took just six months. While the amplitude of the drawdown was smaller (-35% in 2020 versus -57% in 2007-08), the speed of the recovery was dizzying nonetheless. The rapid return to prior peak is at least partly due to the transitory nature of the pandemic as compared to the scary uncertainty surrounding the health of our banking system and capital markets. However, it was also due in part to the speed with which the Fed and our legislature returned to their monetary and fiscal playbooks, with new programs not exactly repeated, but rhyming, as the saying goes. For the first time, the Fed purchased corporate credit assets in the open market and the U.S. Treasury distributed checks directly to millions while also supplementing state unemployment programs and funding small business payrolls. If the markets have learned one thing during this pandemic, it’s that the government has our backs. The “Fed put” is firmly in place.

The November 2020 U.S. election, which was near the top of our list of variables heading into the year, shrunk in importance as the pandemic took hold. As the campaign entered a fever pitch, markets wrestled with the pace and timing of recovery, the likelihood of a successful vaccine and the mixture of local, state, and federal policies to “flatten the curve” of infections while preserving economic activity. “Stay-at-home” stocks, which led the market recovery, began to lead or lag on a daily basis, driven solely by pandemic news flow. As described later herein, we chose to attempt to maintain a balance relative to these drivers – lockdowns, recovery, Republican or Democratic administration. We felt we really had no edge versus the market in those areas.

As the U.S. and Europe wrestled with the pandemic, China and other parts of Asia experienced the COVID-19 onset earlier and took decisive action, allowing their economies to recover more rapidly (of course, the threat has not yet been eliminated). Indeed, Asia ex-Japan was a key component of our equity performance during the year. Chinese growth is important for the world, but particularly for its Asian trading partners, and this, combined with continued strength across several segments of information technology, caused that region to lead performance within our MSCI ACWI Index benchmark.

Performance: A tough blow in March, but we stayed the course

For the year, the Portfolio captured just over 85% of the MSCI ACWI Index’s rise, returning 13.9% versus 16.3% for the benchmark. Equities averaged 64% of portfolio assets under management during the year, roughly in the middle of our stated range of 50-80%. Meanwhile, our fixed-income portfolio averaged just over 28% and gold 6.4% of portfolio assets. While we entered the year below the midpoint of our expected volatility target of 70-90% of the benchmark index, relative volatility rose during the peak of pandemic market stress largely due to rising correlations across asset classes. Equity weight remained in the low-to-mid 60s percent during the year, while we shifted a chunk of our high-yield exposure into investment grade (IG) credit as the Fed began buying IG bonds and new issues came to the market with attractive terms.

6	ANNUAL REPORT	2020

During the year, given the volatility and uncertainty, we did our best to mitigate impact from relative factor exposures (like momentum and beta) and to maintain a balance of quality growth stocks (especially in information technology) and traditional value and cyclical stocks, many of which performed very poorly during the downturn. Of our holdings most directly (and negatively) affected by the pandemic, we added to some on weakness, like Zimmer Biomet Holdings, Inc., and sold where we felt the negative impact may linger long past the virus. The latter category includes Compass Group plc, which has exposure to office catering and therefore to a permanent shift down in daily office occupancy. As always, we continue to focus on companies we believe are competitively well-positioned and where our forecast differs from consensus or expectations discounted in the price, whether in traditional growth or value categories.

On an equity-only basis, we outperformed the benchmark index by a little more than 2%. Performance was led by exposure to information technology and Asia ex-Japan, with much overlap between the two. Taiwan Semiconductor Manufacturing Co. Ltd. and QUALCOMM, Inc. (QUALCOMM sold during the year) both returned over 70% for the year, while ASML Holding N.V., Ordinary Shares, a Dutch semiconductor manufacturing equipment company, rose 64%. South Korean company Samsung Electronics Co. Ltd. and U.S.-based Adobe, Inc. were also strong contributors within the information technology sector. The Portfolio also benefitted from exposure within the energy sector where our largest holding, Reliance Industries Ltd. in India, rose roughly 30% due to its attractive investments within Indian telecommunications and retail. We were underweight traditional exploration and production, oil services, and integrated oil within that sector for most of the year.

On the negative side, our underweight in the consumer discretionary sector combined with stock selection detracted. While we purchased Adidas AG during the market sell-off, which proved beneficial, our automotive investments in Subaru Corp. and Suzuki Motor Corp. (Suzuki sold during the year) outweighed the positive impact of Aptiv plc, which performed well. In addition, we did not own Tesla, Inc., which skyrocketed during the year (+734%), amplified by its inclusion in the S&P 500 Index. The aforementioned Compass Group plc (sold during the year) also detracted from our performance in that sector. Our underweight in communication services also proved a drag, though that was more than offset by our overweight in information technology, which performed better for the year.

Our fixed-income portfolio returned just over 6.5% during the year. It experienced a fair amount of volatility early in 2020. We largely run a credit heavy fixed-income portfolio, which was hit hard in March by the leveraged unwind in financial markets. Following the March sell-off, we pivoted the portfolio quite quickly, taking our focus off the high-yield market and participating aggressively in the record amounts of investment-grade corporate issuance which came to market as companies looked to ensure liquidity for the pandemic. That proved to be a good decision as a combination of economic improvement, Fed support and large inflows into the asset class pushed investment-grade spreads back down near all-time tight levels by the end of the fiscal year.

Our major detractors from performance were several issuers we own on a restructuring thesis. In our quest to find non-correlated returns, we will at times participate in this market. These investments were hit hard during the March sell-off and failed to rebound throughout much of the year. All the restructurings are now effectively complete, and we are optimistic about our ability to realize value from the positions now that they have new capital structures.

We continue to hold our long-standing large position in subordinated debt under financial institutions, mainly in Europe. Our thesis of increased regulation and safer balance sheets making it very unlikely these securities become impaired still holds. On a relative basis, many of the securities still have attractive yields compared to other securities of similar risk.

Gold rose over 24% in 2020, outperforming equities. Gold continues to benefit from the confluence of aggressive central bank policies and pronounced fiscal policies to combat economic weakness but thereby increasing budget deficits. The former effect is best captured in the 10-year TIP yield, which closed the year at -1.03%. Mathematically, this rate is simply the yield on the 10-year U.S. Treasury less the level of inflation projected by the 10-year breakeven or, alternatively, the level of inflation the 10-year TIP must experience to cause one to earn the same rate of return as the 10-year Treasury. However you look at it, it means real rates are solidly negative and this, combined with large budget deficits, provide a tailwind to gold as priced in U.S. dollars (and the currencies of any economy with similar features). We’d be remiss not to point out that bitcoin rose 294% during the year, largely due to the same drivers, but also benefitting from increased buy-in from popular financial commentators. We’ve stayed away from bitcoin for a variety of reasons, not the least of which are the lack of a status as legal tender, the prospect of increased regulation, and the simple fact that while bitcoin supply is known and finite, the potential future supply of crypto currencies generally is unknown, infinite, and certain to be impacted by decisions made by nation states. The underlying blockchain technology, key to bitcoin’s design, will continue to increase in use across various technology and financial service applications.

2020	ANNUAL REPORT	7

Our outlook and positioning heading into 2021

Much of the current controversy in the market centers around the outlook for inflation. With a newly confirmed government dominated by the Democratic party, another round of stimulus, vaccines hopefully becoming widely available and a Fed intent on providing stimulus, many in the market are starting to anticipate a return to inflation. In fact, simple base effects could cause inflation to rise to near 3% for a period, though we feel most market participants are aware of this. Regarding prolonged higher inflation, we feel that is a macro call which is very difficult to predict. We prefer to focus on individual security selection and not pick stocks based on a thesis of higher rates or rotation towards value. In fixed income, we prefer to focus on credit selection and markets where positive real returns are available rather than make large duration calls.

As part of this focus on security selection, we continue to keep our factor exposure relatively neutral, making sure we do not take on outsized relative factor exposures when valuation dispersions are still quite high within areas like value, growth and momentum. Our fixed-income portfolio continues to focus on individual credit bets rather than making duration calls. When we do add duration, we are more focused on markets where real rates are still positive and relatively high compared to the rest of the world.

We saw cross asset-class correlations normalize significantly during the back half of the year, which has dropped our predicted risk budget from the high 80s back down to around 77%. With more flexibility in the risk budget, we are looking to take advantage of emerging opportunities, especially within equities which could slightly raise our risk profile going forward. That said, we are unlikely to approach our stated maximum of 80% equities unless the market were to pull back in a way that affords pronounced upside to our individual price targets. In fixed-income markets, we currently see few opportunities to effectively take risk while being rewarded with the proper medium of returns.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate its assets among different asset classes of varying correlation around the globe.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Portfolio may seek to hedge market risk via the use of derivative instruments. Such investments involve additional risks.

Investing in commodities is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Asset Strategy.

8	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	ASSET STRATEGY

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	66.6%
Information Technology	19.3%
Industrials	11.3%
Financials	9.8%
Health Care	8.2%
Consumer Discretionary	6.8%
Consumer Staples	4.6%
Energy	2.7%
Communication Services	2.1%
Utilities	1.0%
Materials	0.8%
Bullion (Gold)	5.8%
Purchased Options	0.0%
Bonds	26.3%
Corporate Debt Securities	18.3%
Loans	3.1%
United States Government and Government Agency Obligations	2.7%
Mortgage-Backed Securities	1.2%
Other Government Securities	0.9%
Asset-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.3%

Country Weightings

North America	49.7%
United States	47.2%
Other North America	2.5%
Bullion (Gold)	5.8%
Europe	26.4%
United Kingdom	6.3%
France	6.0%
Germany	4.7%
Other Europe	9.4%
Pacific Basin	14.4%
South America	1.4%
Bahamas/Caribbean	0.7%
Middle East	0.3%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	1.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Microsoft Corp.	United States	Information Technology	Systems Software
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Intuit, Inc.	United States	Information Technology	Application Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Ingersoll-Rand, Inc.	United States	Industrials	Industrial Machinery
Adobe, Inc.	United States	Information Technology	Application Software
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ASSET STRATEGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	14.16%	13.88%
5-year period ended 12-31-20	—	8.61%
10-year period ended 12-31-20	—	6.15%
Since Inception of Class through 12-31-20(3)	11.02%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares		Value
Communication Services

Integrated Telecommunication Services – 1.0%
Deutsche Telekom AG, Registered Shares(A)	438		$7,986

Interactive Media & Services – 1.1%
Alphabet, Inc., Class A(B)	2		3,665
Tencent Holdings Ltd.(A)	58		4,205

			7,870

Total Communication Services – 2.1%			15,856
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.3%
adidas AG(A)	26		9,635

Auto Parts & Equipment – 1.4%
Aptiv plc	83		10,776

Automobile Manufacturers – 0.4%
Subaru Corp.(A)	173		3,458

General Merchandise Stores – 0.9%
Dollar Tree, Inc.(B)	67		7,288

Internet & Direct Marketing Retail – 2.8%
Amazon.com, Inc.(B)	7		21,254

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B(B)	—	*	—

Leisure Products – 0.0%
Media Group Holdings LLC, Series H(B)(C)(D)(E)	32		—	*
Media Group Holdings LLC, Series T(B)(C)(D)(E)	4		—

			—	*

Total Consumer Discretionary – 6.8%			52,411
Consumer Staples

Distillers & Vintners – 0.8%
Pernod Ricard S.A.(A)	32		6,069

Household Products – 1.0%
Procter & Gamble Co. (The)	55		7,658

Hypermarkets & Super Centers – 1.0%
Wal-Mart Stores, Inc.	51		7,389

Packaged Foods & Meats – 0.8%
Nestle S.A., Registered Shares(A)	55		6,466

Personal Products – 1.0%
Unilever plc(A)	121		7,264

Total Consumer Staples – 4.6%			34,846

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 0.8%
Canadian Natural Resources Ltd.	239	$5,760

Oil & Gas Refining & Marketing – 1.9%
Phillips 66	46	3,228
Reliance Industries Ltd.(A)	393	10,689
Reliance Industries Ltd.(A)	27	409

		14,326

Total Energy – 2.7%		20,086
Financials

Diversified Banks – 1.5%
BNP Paribas S.A.(A)	142	7,500
UniCredit S.p.A.(A)	403	3,776

		11,276

Financial Exchanges & Data – 0.7%
Intercontinental Exchange, Inc.	44	5,101

Investment Banking & Brokerage – 1.8%
Goldman Sachs Group, Inc. (The)	25	6,694
Morgan Stanley	101	6,917

		13,611

Life & Health Insurance – 2.4%
AIA Group Ltd.(A)	674	8,220
Ping An Insurance (Group) Co. of China Ltd., H Shares(A)	790	9,618

		17,838

Mortgage REITs – 1.1%
AGNC Investment Corp.	558	8,701

Other Diversified Financial Services – 1.3%
ORIX Corp.(A)	628	9,658

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp. Ltd.(A)	230	8,075

Total Financials – 9.8%		74,260
Health Care

Biotechnology – 1.5%
Genmab A.S.(A)(B)	13	5,349
Sarepta Therapeutics, Inc.(B)	38	6,498

		11,847

Health Care Equipment – 2.8%
Koninklijke Philips Electronics N.V., Ordinary Shares(A)	139	7,468
Masimo Corp.(B)	22	6,008
Zimmer Holdings, Inc.	53	8,216

		21,692

Managed Health Care – 0.9%
Anthem, Inc.	21	6,645

Pharmaceuticals – 3.0%
GlaxoSmithKline plc(A)	329	6,024
Merck & Co., Inc.	79	6,500

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals (Continued)
Merck KGaA(A)	58	$10,013

		22,537

Total Health Care – 8.2%		62,721
Industrials

Aerospace & Defense – 1.9%
Airbus SE(A)	77	8,462
Northrop Grumman Corp.	19	5,758

		14,220

Construction & Engineering – 1.7%
Larsen & Toubro Ltd.(A)	338	5,975
Vinci(A)	69	6,922

		12,897

Construction Machinery & Heavy Trucks – 0.9%
Caterpillar, Inc.	38	6,882

Electrical Components & Equipment – 1.1%
Schneider Electric S.A.(A)	57	8,253

Environmental & Facilities Services – 0.7%
Waste Management, Inc.	44	5,237

Industrial Machinery – 1.5%
Ingersoll-Rand, Inc.(B)	251	11,454

Railroads – 2.4%
Kansas City Southern	39	7,992
Union Pacific Corp.	51	10,534

		18,526

Trading Companies & Distributors – 1.1%
Ferguson plc(A)	67	8,165

Total Industrials – 11.3%		85,634
Information Technology

Application Software – 3.2%
Adobe, Inc.(B)	23	11,406
Intuit, Inc.	34	13,068

		24,474

Data Processing & Outsourced Services – 3.3%
Fiserv, Inc.(B)	92	10,435
Visa, Inc., Class A	69	15,032

		25,467

Electronic Equipment & Instruments – 1.3%
Keyence Corp.(A)	18	10,125

Internet Services & Infrastructure – 0.6%
VeriSign, Inc.(B)	21	4,648

IT Consulting & Other Services – 0.8%
Garter, Inc., Class A(B)	36	5,834

Semiconductor Equipment – 1.4%
ASML Holding N.V., Ordinary Shares(A)	22	10,707

2020	ANNUAL REPORT	11

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.(A)	1,010	$19,103

Systems Software – 2.6%
Microsoft Corp.	88	19,670

Technology Hardware, Storage & Peripherals – 3.6%
Apple, Inc.	88	11,737
Samsung Electronics Co. Ltd.(A)	156	11,615
Seagate Technology	60	3,708

		27,060

Total Information Technology – 19.3%		147,088
Materials

Diversified Metals & Mining – 0.3%
Teck Resources Ltd., Class B	124	2,258

Gold – 0.5%
Barrick Gold Corp.	181	4,122

Total Materials – 0.8%		6,380
Utilities

Multi-Utilities – 1.0%
E.ON AG(A)	724	8,014

Total Utilities – 1.0%		8,014

TOTAL COMMON STOCKS – 66.6%		$507,296
(Cost: $396,807)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount

Kansas City Southern,
Call $210.00, Expires 2-19-21	247	25	141

TOTAL PURCHASED OPTIONS – 0.0%		$141
(Cost: $113)

ASSET-BACKED SECURITIES	Principal
British Airways Pass-Through Trust, Series 2020-1A, 4.250%, 11-15-32 (F)	$400	428

TOTAL ASSET-BACKED SECURITIES – 0.1%		$428
(Cost: $400)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 0.3%
Altice France Holding S.A., 10.500%, 5-15-27(F)	2,383	2,675

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services – 1.4%
AT&T, Inc., 3.650%, 6-1-51	$653	$682
Consolidated Communications, Inc., 6.500%, 10-1-28(F)	370	396
Frontier Communications Corp.:
7.625%, 4-15-24(G)	2,119	1,070
6.875%, 1-15-25(G)	6,323	3,067
11.000%, 9-15-25(G)	5,680	2,982
9.000%, 8-15-31(G)	2,119	1,022
West Corp.,
8.500%, 10-15-25(F)	1,500	1,451

		10,670

Interactive Media & Services – 0.1%
Tencent Holdings Ltd., 3.240%, 6-3-50(F)	1,090	1,129

Total Communication Services – 1.8%		14,474
Consumer Discretionary

Automobile Manufacturers – 0.6%
Ford Motor Co., 8.500%, 4-21-23	1,081	1,219
Nissan Motor Co. Ltd.:
4.345%, 9-17-27(F)	1,537	1,697
4.810%, 9-17-30(F)	1,098	1,237

		4,153

Hotels, Resorts & Cruise Lines – 0.1%
Carnival Corp., 11.500%, 4-1-23(F)	432	500

Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.:
1.500%, 6-3-30	654	664
2.500%, 6-3-50	218	226
Meituan:
2.125%, 10-28-25(F)	439	446
3.050%, 10-28-30(F)	732	761

		2,097

Leisure Facilities – 0.1%
Circuit of the Americas LLC, Series D, 0.000%, 10-2-23(H)	3,642	637

Specialty Stores – 0.3%
Staples, Inc., 7.500%, 4-15-26(F)	2,191	2,288

Total Consumer Discretionary – 1.3%		9,675
Consumer Staples

Brewers – 0.2%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB):
3.500%, 6-1-30	860	996
4.500%, 6-1-50	432	543

		1,539

Total Consumer Staples – 0.2%		1,539

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy

Integrated Oil & Gas – 1.0%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.), 5.600%, 1-3-31	$1,090	$1,253
Petroleos Mexicanos:
6.490%, 1-23-27	4,223	4,460
6.840%, 1-23-30	822	860
Petronas Capital Ltd.:
3.500%, 4-21-30(F)	432	496
4.550%, 4-21-50(F)	424	566

		7,635

Oil & Gas Exploration & Production – 0.8%
Laredo Petroleum, Inc.:
9.500%, 1-15-25	2,741	2,385
10.125%, 1-15-28(I)	3,064	2,604
Saudi Arabian Oil Co.:
1.625%, 11-24-25(F)(I)	440	451
2.250%, 11-24-30(F)	1,210	1,231

		6,671

Oil & Gas Refining & Marketing – 0.4%
PBF Holding Co. LLC, 9.250%, 5-15-25(F)	2,314	2,269
Valero Energy Corp., 2.150%, 9-15-27	1,102	1,125

		3,394

Oil & Gas Storage & Transportation – 0.9%
Energy Transfer Operating L.P.:
6.750%, 5-15-2168	3,900	3,559
7.125%, 5-15-2168	3,900	3,705

		7,264

Total Energy – 3.1%		24,964
Financials

Diversified Banks – 6.5%
Australia and New Zealand Banking Group Ltd., 2.570%, 11-25-35(F)	881	898
Banco de Credito del Peru, 3.125%, 7-1-30(F)	438	448
Banco Mercantil del Norte S.A., 8.375%, 10-14-2168(F)	1,095	1,307
Banco Santander S.A.:
5.375%, 4-17-25(F)	702	807
2.746%, 5-28-25	654	698
3.490%, 5-28-30	436	489
Barclays plc:
3.564%, 9-23-35	659	714
7.875%, 12-29-49	7,618	7,980
8.000%, 9-15-2168	2,013	2,245
6.125%, 12-15-2168	1,099	1,184
Credit Agricole S.A., 1.907%, 6-16-26(F)	657	681
HSBC Holdings plc:
2.848%, 6-4-31	652	700
6.875%, 12-29-49	1,089	1,108
4.600%, 6-17-69	1,101	1,121

12	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
ING Groep N.V., 6.875%, 12-29-49	$2,681	$2,802
Royal Bank of Scotland Group plc (The), 8.625%, 12-29-49	5,081	5,274
Societe Generale Group, 7.375%, 12-29-49(F)	6,791	6,954
Societe Generale S.A., 3.653%, 7-8-35(F)	1,532	1,658
Standard Chartered plc, 7.500%, 12-29-49(F)	3,731	3,890
UniCredit S.p.A.:
2.569%, 9-22-26(F)	2,200	2,245
5.861%, 6-19-32(F)	3,047	3,432
5.459%, 6-30-35(F)	2,672	2,940

		49,575

Diversified Capital Markets – 1.5%
Credit Suisse Group AG:
2.193%, 6-5-26(F)	654	684
6.375%, 2-21-2168(F)	1,232	1,372
7.500%, 6-11-2168(F)	2,852	3,171
7.125%, 7-29-2168	4,855	5,128
5.250%, 2-11-2169(F)	1,099	1,162

		11,517

Financial Exchanges & Data – 0.3%
Intercontinental Exchange, Inc., 1.850%, 9-15-32	658	663
Refinitiv U.S. Holdings, Inc., 8.250%, 11-15-26(F)	1,759	1,919

		2,582

Investment Banking & Brokerage – 0.0%
Macquarie Bank Ltd., 3.624%, 6-3-30(F)	436	477

Life & Health Insurance – 0.2%
AIA Group Ltd.:
3.375%, 4-7-30(F)	540	605
3.200%, 9-16-40(F)	1,098	1,151

		1,756

Multi-Line Insurance – 0.2%
Athene Holding Ltd., 6.150%, 4-3-30	1,287	1,600

Other Diversified Financial Services – 0.1%
Grupo Aval Ltd., 4.375%, 2-4-30(F)	999	1,064

Specialized Finance – 0.1%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust, 4.500%, 9-15-23	657	712

Total Financials – 8.9%		69,283

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Pharmaceuticals – 0.1%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.), 2.800%, 7-21-23	$1,000	$990

Total Health Care – 0.1%		990
Industrials

Aerospace & Defense – 1.1%
Boeing Co. (The):
4.875%, 5-1-25	1,083	1,234
5.150%, 5-1-30	1,083	1,311
5.805%, 5-1-50	644	888
Wolverine Escrow LLC:
8.500%, 11-15-24(F)	2,080	1,985
9.000%, 11-15-26(F)	2,081	1,970
13.125%, 11-15-27(F)	2,081	1,675

		9,063

Airlines – 0.1%
Southwest Airlines Co., 5.250%, 5-4-25	542	628

Highways & Railtracks – 0.1%
Transurban Finance Co. Pty Ltd., 2.450%, 3-16-31(F)	611	641

Total Industrials – 1.3%		10,332
Information Technology

Internet Services & Infrastructure – 0.1%
Baidu, Inc., 1.720%, 4-9-26	470	477

IT Consulting & Other Services – 0.1%
Leidos, Inc. (GTD by Leidos Holdings, Inc.):
3.625%, 5-15-25(F)	326	365
4.375%, 5-15-30(F)	326	390

		755

Semiconductors – 0.2%
Broadcom, Inc., 4.700%, 4-15-25	541	620
Taiwan Semiconductor Manufacturing Co. Ltd., 1.375%, 9-28-30(F)	1,318	1,293

		1,913

Technology Hardware, Storage & Peripherals – 0.1%
Apple, Inc., 2.400%, 8-20-50	878	897

Total Information Technology – 0.5%		4,042

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Diversified Metals & Mining – 0.3%
Glencore Funding LLC:
1.625%, 9-1-25(F)	$659	$678
2.500%, 9-1-30(F)	1,537	1,567

		2,245

Steel – 0.4%
CSN Resources S.A., 7.625%, 2-13-23(F)	2,960	3,071

Total Materials – 0.7%		5,316
Real Estate

Industrial REITs – 0.2%
Aircastle Ltd., 5.250%, 8-11-25(F)	1,466	1,614

Total Real Estate – 0.2%		1,614
Utilities

Independent Power Producers & Energy Traders – 0.2%
NRG Energy, Inc.:
2.000%, 12-2-25(F)	1,100	1,140
2.450%, 12-2-27(F)	110	116

		1,256

Total Utilities – 0.2%		1,256

TOTAL CORPORATE DEBT SECURITIES – 18.3%		$143,485
(Cost: $142,702)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 1.2%
Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A1 (Mortgage spread to 3-year U.S. Treasury index), 4.125%, 7-25-58(F)(J)	1,543	1,549
Homeward Opportunities Fund I Trust, Series 2019-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 4.800%, 1-25-59(F)(J)	1,061	1,071
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class F, 6.250%, 11-15-26	270	275
Verus Securitization Trust, Series 2018-3, Class B1 (Mortgage spread to 5-year U.S. Treasury index), 5.694%, 10-25-58(F)(J)	2,100	2,126
Verus Securitization Trust, Series 2019-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 5.311%, 2-25-59(F)(J)	3,432	3,327

2020	ANNUAL REPORT	13

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Non-Agency REMIC/CMO Continued)
Verus Securitization Trust, Series 2019-2, Class B1 (Mortgage spread to 5-year U.S. Treasury index), 4.440%, 5-25-59(F)(J)	$531	$536

		8,884

TOTAL MORTGAGE-BACKED SECURITIES – 1.2%		$8,884
(Cost: $9,085)

OTHER GOVERNMENT SECURITIES(K)
Argentina – 0.8%
Province of Mendoza, 2.750%, 3-19-29 (F)	4,362	2,922
Republic of Argentina:
1.000%, 7-9-29	272	118
0.125%, 7-9-30	7,054	2,857
0.125%, 7-9-35	1,318	481

		6,378

Colombia – 0.1%
Republic of Colombia, 3.125%, 4-15-31	327	347

TOTAL OTHER GOVERNMENT SECURITIES – 0.9%		$6,725
(Cost: $7,146)

LOANS(J)
Communication Services

Integrated Telecommunication Services – 0.8%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.000%, 10-10-24	6,031	5,830

Total Communication Services – 0.8%		5,830
Consumer Discretionary

Specialty Stores – 0.0%
Staples, Inc. (ICE LIBOR plus 500 bps), 5.214%, 4-12-26	2	2

Total Consumer Discretionary – 0.0%		2
Energy

Oil & Gas Storage & Transportation – 0.3%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps), 5.260%, 3-1-26	2,811	1,936

Total Energy – 0.3%		1,936

LOANS(J) (Continued)	Principal	Value
Financials

Property & Casualty Insurance – 0.7%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps), 4.647%, 2-28-25	$5,256	$5,072

Total Financials – 0.7%		5,072
Health Care

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc. (ICE LIBOR plus 325 bps), 4.250%, 8-31-24	2,791	2,739

Health Care Services – 0.2%
Heartland Dental LLC (ICE LIBOR plus 375 bps), 3.647%, 4-30-25	1,958	1,907

Total Health Care – 0.6%		4,646
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps), 4.147%, 5-31-25	5,250	5,221

Total Materials – 0.7%		5,221

TOTAL LOANS – 3.1%		$22,707
(Cost: $23,978)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations – 0.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO, 4.500%, 1-15-43(L)	4,347	600
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 615 bps), 5.991%, 11-15-47(J)(L)	2,437	428
Federal National Mortgage Association Agency REMIC/CMO:
4.500%, 10-25-40(L)	2,160	340
4.500%, 5-25-47(L)	1,789	277
5.000%, 3-25-49(L)	1,623	201
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 562 bps), 5.472%, 6-25-45(J)(L)	3,589	767
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 625 bps):
5.972%, 4-25-45(J)(L)	1,787	437
5.952%, 4-25-46(J)(L)	4,210	809
5.952%, 8-25-46(J)(L)	4,246	809
6.102%, 6-25-48(J)(L)	9,372	2,159

		6,827

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.9%		$6,827
(Cost: $6,869)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value

Treasury Inflation Protected Obligations – 0.5%
U.S. Treasury Notes:
0.625%, 1-15-26	$1,134	$1,266
0.125%, 7-15-26	2,607	2,866

		4,132

Treasury Obligations – 1.3%
U.S. Treasury Bonds:
2.750%, 8-15-47	6,210	7,770
3.000%, 2-15-49	1,591	2,095

		9,865

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 1.8%		$13,997
(Cost: $11,428)

BULLION – 5.8%	Troy Ounces
Gold	23	44,036

(Cost: $28,369)

SHORT-TERM SECURITIES	Shares

Money Market Funds(N) – 1.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.030%(M)	665	665
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	7,549	7,550

		8,215

TOTAL SHORT-TERM SECURITIES – 1.1%		$8,215
(Cost: $8,215)

TOTAL INVESTMENT SECURITIES – 99.8%		$762,741
(Cost: $635,112)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		1,833

NET ASSETS – 100.0%		$764,574

14	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Restricted securities. At December 31, 2020, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	32	$22,309	$—	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	4	8,413	—

			$30,722	$—	*

The total value of these securities represented 0.0% of net assets at December 31, 2020.

(D)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Portfolio and consolidated as described in Note 5 of the Notes to Financial Statements.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $82,922 or 10.8% of net assets.

(G)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(H)	Zero coupon bond.

(I)	All or a portion of securities with an aggregate value of $649 are on loan.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(K)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(L)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(M)	Investment made with cash collateral received from securities on loan.

(N)	Rate shown is the annualized 7-day yield at December 31, 2020.

(O)	Principal amounts are denominated in the indicated foreign currency, where applicable (CNY – Chinese Yuan Renminbi).

The following total return swap agreements were outstanding at December 31, 2020:

Underlying Security	Long/Short	Counterparty	Maturity Date	Notional Amount(O)	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
China Government Bond	Long	Morgan Stanley & Co. International plc	02/20/2021	CNY74,039	7-Day China Fixing Repo Rates plus 65 bps	$382	$—	$382

(1)

The Portfolio pays the financing fee multiplied by the notional amount if long on the swap agreement. If the Portfolio is short on the swap agreement, the Portfolio receives the financing fee multiplied by the notional amount.

(2)

At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. If the Portfolio is long on the swap agreement, the Portfolio would receive payments on any net positive total return, and would owe payments in the event of a negative total return. If the Portfolio is short on the swap agreement, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following written options were outstanding at December 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Kansas City Southern	N/A	Put	198	20	February 2021	$175.00	$33	$(29)

2020	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS	ASSET STRATEGY (in thousands)

DECEMBER 31, 2020

The following table is a summary of the valuation of the Portfolios’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$3,665	$12,191	$—
Consumer Discretionary	39,318	13,093	—	*
Consumer Staples	15,047	19,799	—
Energy	8,988	11,098	—
Financials	27,413	46,847	—
Health Care	33,867	28,854	—
Industrials	47,857	37,777	—
Information Technology	95,538	51,550	—
Materials	6,380	—	—
Utilities	—	8,014	—
Total Common Stocks	$278,073	$229,223	$—	*
Purchased Options	141	—	—
Asset-Backed Securities	—	428	—
Corporate Debt Securities	—	143,485	—
Mortgage-Backed Securities	—	8,884	—
Other Government Securities	—	6,725	—
Loans	—	22,707	—
United States Government Agency Obligations	—	6,827	—
United States Government Obligations	—	13,997	—
Bullion	44,036	—	—
Short-Term Securities	8,215	—	—
Total	$330,465	$432,276	$—	*
Total Return Swaps	$—	$382	$—
Liabilities
Written Options	$—	$29	$—

During the year ended December 31, 2020, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	47.2%
United Kingdom	6.3%
France	6.0%
Germany	4.7%
Japan	3.4%
Switzerland	3.4%
India	3.3%
Netherlands	3.0%

Country Diversification (Continued)

Taiwan	2.5%
China	1.9%
Italy	1.6%
Canada	1.5%
South Korea	1.5%
Hong Kong	1.3%
Mexico	1.0%
Other Countries	4.3%
Other+	7.1%

+Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	BALANCED

(UNAUDITED)

Matthew A. Hekman

Mark G. Beischel

Susan Regan

Below, Matthew A. Hekman, Mark G. Beischel, CFA, and Susan K. Regan, co-portfolio managers of Ivy VIP Balanced, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Hekman has managed the Portfolio since 2014 and has 22 years of industry experience. Mr. Beischel and Ms. Regan joined Mr. Hekman as co-portfolio managers of the Portfolio in April 2018. Mr. Beischel has 27 years of industry experience, while Ms. Regan has 33 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Balanced (Class II shares at net asset value)	14.11%
Benchmarks and Morningstar Category
S&P 500 Index	18.40%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Bloomberg Barclays U.S. Government/Credit Index	8.92%
(Generally reflects the performance of securities in the bond market)
Morningstar Allocation 50% to 70% Equity Category Average	11.72%
(Generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

The fiscal year ended December 31, 2020 was one for the record books. The year began with historic levels of volatility, with equity markets posting dramatic declines in February and March as the COVID-19 pandemic spread across the globe, and countries adopted increasingly stringent policies to slow the rate of infection. Since the onset of the pandemic, we have seen a dizzying array of unprecedented market, economic and societal events. In the realm of economics, the March initial jobless claims data was a stark indicator of the challenge faced by the domestic economy with 3.28 million claims filed, a level that was four times the previous record high. As the economic ramifications of the virus and its remediation became apparent, markets declined and policy makers responded. Global central banks dramatically reduced interest rates with the U.S. Federal Reserve (Fed) cutting its target range by 100 basis points (bps) over a two-week time period to a range of 0.00% — 0.25%. In addition, the Fed launched a series of monetary and regulatory measures to ease the hit to the U.S. economy, including unlimited purchases of Treasuries and agency mortgages; various loan facilities; and foreign exchange swap lines with global central banks, to name a few. The U.S. Congress also moved quickly to pass legislation with the most significant being the $2.2 trillion CARES Act signed into law over the summer with several subsequent legislative relief packages throughout the rest of the year. Our country endured multiple bouts of social unrest and a contentious election cycle late in the year which presented headwinds to confidence and morale. While this isn’t an exhaustive list of the travails of 2020, it captures some of the significant events and provides a backdrop for what many would consider to be a very difficult year. While 2020 is a year most of us are glad to see end, investors know there were reasons for celebration as well. Despite significant volatility, domestic equity markets rose to all-time highs to close out the calendar year — a record we don’t mind setting!

As investors can attest, 2020 has had more than its fair share of drama, vitriol and negativity. These often result in periodic bouts of volatility that can be un-nerving, but the trailing fiscal-year performance of the Portfolio is a profitable reminder of the value of patient, disciplined investing with a long-term perspective.

The S&P 500 Index, the Portfolio’s equity benchmark, advanced 18.4% for the fiscal period. The dispersion in sector returns over that time period was significant with information technology being the stand-out, posting a 43.9% return. Both consumer discretionary (up 33.3%) and communication services (up 23.6%) sectors also outperformed the index. The

2020	ANNUAL REPORT	17

laggards were the beleaguered energy (down 33.7%), financials (down 1.7%) and real estate (down 2.2%) sectors, with the traditionally more defensive utilities, consumer staples and health care sectors each underperforming the index though they posted positive returns.

The Portfolio’s fixed-income benchmark, the Bloomberg Barclays U.S. Government/Credit Index, rose 8.9% for the fiscal year as interest rates declined. The 10-year Treasury yield collapsed by approximately 100 bps to 0.92%. The Treasury curve steepened with the spread relationship between the 2-year and the 10-year Treasury bond at 79 bps, up from 35 bps at the start of the fiscal year. Investment-grade credit spreads were volatile but ended the year at 92 bps, well below the 20-year average of 146 bps and just 2 bps wider than where they started the year.

Contributors and detractors

The Portfolio advanced 14.1% for the fiscal year, outperforming its Morningstar category peers. Performance was driven by a modest overweight of equities relative to the blended benchmark and strong credit selection in the fixed-income sleeve. For the fiscal year, the Portfolio’s equity weight averaged 63.3%, fixed income averaged 36.2%, with the remaining balance in cash.

The equity component of the Portfolio advanced 17.0% for the year, underperforming the S&P 500 Index. Poor stock selection in the materials, industrials and health care sectors hampered relative performance. The fixed-income component of the Portfolio was up 11.9% for the year, strongly outperforming its benchmark. The Portfolio opportunistically added credit exposure in the second and third calendar quarters of 2020 which subsequently tightened meaningfully. As a result of that trade into credit, the Portfolio was underweight Treasuries relative to the benchmark which was a significant contributor to relative performance. Finally, derivatives written against positions in the equity sleeve were a modest positive contributor to total Portfolio performance.

Top contributors to overall performance were Apple Inc., Autodesk, Inc., Microsoft Corp., Amazon.com, Inc. and QUALCOMM, Inc. (no longer a Portfolio holding). Apple had a remarkable year as investors revalued its equity in recognition of the strength of the brand and in growing anticipation of an iPhone refresh cycle in 2021. Autodesk has been a long-standing position for the Portfolio as its competitive position in the architectural engineering industry continues to produce profitable growth, while new addressable markets in the building management, construction and industrial end markets present compelling opportunities. Microsoft continues to expand its capability and market share in the cloud with its Azure product. Its deep focus and expertise in serving corporate information technology departments has strengthened a competitive moat we believe will prove durable. Amazon benefited as consumers shifted consumption patterns online as a result of COVID-19 restrictions on mobility. We believe many of these patterns will prove durable beyond the pandemic. QUALCOMM posted strong returns as it benefited from its technology lead in next-generation 5G Wireless chipsets which drove strong revenue and gross margin upside. While we continue to be impressed with the business, the valuation of the equity became prohibitively rich in our view and we elected to exit the position.

Detractors to performance in the fiscal year were Delta Air Lines, Inc. The Boeing Co., Lyondellbasell, Industries N.V., Class A, PPG Industries, Inc. and Citigroup, Inc. These stocks are no longer held in the Portfolio. Delta Airlines and Boeing were victims of the COVID-19 pandemic as global air traffic fell precipitously and airlines were forced to largely ground their fleets. While Delta is better capitalized than many of its peers and Boeing is making modest strides in recapturing the trust of global regulators, the industry will be burdened by excess capacity and the lingering effects of federal aid. As a result, we exited our positions. Lyondellbasell and PPG Industries are deeply cyclical companies that were negatively impacted by the implications resulting from the COVID-19 pandemic. As we evaluated the best investment opportunities post the market decline early in the fiscal year, we elected to exit our positions to fund purchases in what we found to be more attractive opportunities. Citigroup was a frustrating investment for the Portfolio as regulators identified several longstanding deficiencies in its data and risk management systems that resulted in fines and restrictions. Our confidence in management was sufficiently impaired to motivate us to exit our position.

Outlook

As we look ahead, we believe global economic growth is likely to rebound meaningfully in the near term as economies re-open and stimulus has its intended effect. However, we continue to expect heightened levels of uncertainty as governments, businesses and individuals adjust to the necessary realities of combating a global pandemic. Our thoughts and prayers go out to the growing number of people tragically impacted by this virus as well as to those working tirelessly to contain it. As stewards of your capital, it is our responsibility to perform the seemingly cold-hearted but necessary analysis of the financial impacts of this pandemic on markets and individual securities. To that end, we have modestly increased our exposure to equities and begun to reduce our exposure to corporate credit. Late in the fourth quarter, after a strong run of performance, we began the process of reducing our exposure to investment grade and non-investment grade credit with the proceeds invested in Treasuries which will serve to narrow the large underweight versus the benchmark. At fiscal year end, the Portfolio’s equity allocation was 66.7%, fixed income was 32.6%, with the balance in cash.

18	ANNUAL REPORT	2020

Economic impacts of COVID-19 are likely to be persistent, however, the experience of other countries provides some hope and evidence that a sharp rebound in economic activity can commence once the spread of the virus slows. We have begun to see this rebound domestically and expect it to continue in the short term in part due to the lagged effects of fiscal and monetary stimulus put in place over the last several months. As economies recover, we are closely watching inflation rates and inflation expectations, which have been modest and must remain so in order to allow central banks to maintain their accommodative monetary policies.

While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding perceived high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next twelve months. This approach has served investors well over time, and our confidence in it has not waned.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. The lower-rated securities in which the Portfolio may invest may carry greater risk of nonpayment of interest or principal then higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Portfolio may invest carry other risks, including the risk of insolvency of the lending bank or other intermediary. The Portfolio’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as fixed-income investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

The Portfolio typically holds a limited number of stocks (generally 45 to 55). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value than it would if the Portfolio invested in a large number of securities.

The value of a security believed by the Portfolio’s managers to be undervalued may never reach what the managers believe to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Balanced.

2020	ANNUAL REPORT	19

PORTFOLIO HIGHLIGHTS	BALANCED

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation
Stocks	66.7%
Information Technology	14.8%
Health Care	11.0%
Financials	10.4%
Consumer Discretionary	8.5%
Communication Services	7.0%
Industrials	6.4%
Consumer Staples	4.3%
Energy	3.7%
Materials	0.6%
Bonds	32.6%
Corporate Debt Securities	16.0%
United States Government and Government Agency Obligations	15.7%
Loans	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Autodesk, Inc.	Information Technology	Application Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Zimmer Holdings, Inc.	Health Care	Health Care Equipment
Constellation Brands, Inc.	Consumer Staples	Distillers & Vintners
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
Micron Technology, Inc.	Information Technology	Semiconductors
Goldman Sachs Group, Inc. (The)	Financials	Investment Banking & Brokerage
Lowe’s Co., Inc.	Consumer Discretionary	Home Improvement Retail
Facebook, Inc., Class A	Communication Services	Interactive Media & Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

20	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	BALANCED

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	14.11%
5-year period ended 12-31-20	8.90%
10-year period ended 12-31-20	8.90%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 1.8%
Electronic Arts, Inc.	44	$6,258

Interactive Media & Services – 4.3%
Alphabet, Inc., Class A(A)	3	4,651
Alphabet, Inc., Class C(A)	3	4,658
Facebook, Inc., Class A(A)	20	5,492

		14,801

Movies & Entertainment – 0.9%
Walt Disney Co. (The)	17	3,087

Total Communication Services – 7.0%		24,146
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.1%
V.F. Corp.	42	3,588

Automotive Retail – 0.7%
O’Reilly Automotive, Inc.(A)	5	2,468

Casinos & Gaming – 1.4%
Las Vegas Sands, Inc.	80	4,755

Home Improvement Retail – 1.7%
Lowe’s Co., Inc.	36	5,844

Hotels, Resorts & Cruise Lines – 0.9%
Hilton Worldwide Holdings, Inc.	28	3,072

Internet & Direct Marketing Retail – 0.7%
Amazon.com, Inc.(A)	1	2,436

Restaurants – 1.0%
Darden Restaurants, Inc.	30	3,591

Specialty Stores – 1.0%
Tractor Supply Co.	25	3,508

Total Consumer Discretionary – 8.5%		29,262
Consumer Staples

Distillers & Vintners – 1.8%
Constellation Brands, Inc.	29	6,302

Packaged Foods & Meats – 1.0%
Mondelez International, Inc., Class A	58	3,419

Tobacco – 1.5%
Philip Morris International, Inc.	62	5,122

Total Consumer Staples – 4.3%		14,843
Energy

Integrated Oil & Gas – 0.3%
Chevron Corp.	14	1,141

Oil & Gas Exploration & Production – 1.9%
Canadian Natural Resources Ltd.	151	3,623
Hess Corp.	51	2,676

		6,299

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Storage & Transportation – 0.6%
Enterprise Products Partners L.P.	97	$1,900

Total Energy – 2.8%		9,340
Financials

Consumer Finance – 1.1%
American Express Co.	32	3,825

Financial Exchanges & Data – 1.1%
Intercontinental Exchange, Inc.	33	3,821

Insurance Brokers – 0.9%
Aon plc	15	3,266

Investment Banking & Brokerage – 3.0%
Goldman Sachs Group, Inc. (The)	23	5,943
Morgan Stanley	62	4,263

		10,206

Multi-Sector Holdings – 1.5%
Berkshire Hathaway, Inc., Class B(A)	22	5,035

Other Diversified Financial Services – 1.4%
JPMorgan Chase & Co.	38	4,845

Regional Banks – 1.4%
PNC Financial Services Group, Inc. (The)	33	4,951

Total Financials – 10.4%		35,949
Health Care

Health Care Equipment – 2.0%
Zimmer Holdings, Inc.	44	6,777

Health Care Technology – 1.4%
Cerner Corp.	64	5,019

Managed Health Care – 2.5%
Anthem, Inc.	16	5,161
UnitedHealth Group, Inc.	10	3,340

		8,501

Pharmaceuticals – 5.0%
Elanco Animal Health, Inc.(A)	98	2,992
Eli Lilly and Co.	23	3,901
GlaxoSmithKline plc ADR	74	2,732
Jazz Pharmaceuticals plc(A)	24	4,027
Merck & Co., Inc.	42	3,413

		17,065

Total Health Care – 10.9%		37,362
Industrials

Aerospace & Defense – 1.2%
Northrop Grumman Corp.	5	1,383
Raytheon Technologies Corp.	37	2,612

		3,995

Agricultural & Farm Machinery – 0.7%
Deere & Co.	9	2,443

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 0.8%
Emerson Electric Co.	34	$2,758

Industrial Machinery – 1.0%
Snap-on, Inc.	21	3,632

Railroads – 1.5%
Union Pacific Corp.	25	5,180

Research & Consulting Services – 1.2%
IHS Markit Ltd.	43	3,903

Total Industrials – 6.4%		21,911
Information Technology

Application Software – 2.2%
Autodesk, Inc.(A)	25	7,552

Communications Equipment – 1.3%
Cisco Systems, Inc.	40	1,792
Motorola Solutions, Inc.	16	2,662

		4,454

Data Processing & Outsourced Services – 1.5%
Fiserv, Inc.(A)	45	5,094

Electronic Manufacturing Services – 0.3%
IPG Photonics Corp.(A)	4	921

IT Consulting & Other Services – 1.0%
Cognizant Technology Solutions Corp., Class A	42	3,453

Semiconductors – 3.2%
Infineon Technologies AG ADR(B)	136	5,246
Micron Technology, Inc.(A)	79	5,951

		11,197

Systems Software – 3.2%
Microsoft Corp.	49	10,912

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.	56	7,375

Total Information Technology – 14.8%		50,958
Materials

Specialty Chemicals – 0.6%
Sherwin-Williams Co. (The)	3	1,976

Total Materials — 0.6%		1,976

TOTAL COMMON STOCKS – 65.7%		$225,747
(Cost: $169,194)

PREFERRED STOCKS

Energy

Oil & Gas Exploration & Production – 0.9%
Targa Resources Corp., 9.500%(A)(C)	3	3,243

Total Energy – 0.9%		3,243

22	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2020

PREFERRED STOCKS (Continued)	Shares	Value
Health Care

Pharmaceuticals – 0.1%
Elanco Animal Health, Inc., 5.000%	8	$391

Total Health Care – 0.1%		391

TOTAL PREFERRED STOCKS – 1.0%		$3,634
(Cost: $3,625)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Alternative Carriers – 0.1%
Bell Canada (GTD by BCE, Inc.), 4.300%, 7-29-49	$120	157

Cable & Satellite – 0.4%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal), 4.250%, 10-15-30	450	554
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC), 3.450%, 2-1-50	675	794

		1,348

Movies & Entertainment – 0.3%
Walt Disney Co. (The), 2.750%, 9-1-49	1,000	1,056

Publishing – 0.1%
Thomson Reuters Corp., 3.350%, 5-15-26	425	477

Wireless Telecommunication Service – 0.2%
T-Mobile USA, Inc., 3.875%, 4-15-30(D)	575	666

Total Communication Services – 1.1%		3,704
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.1%
PVH Corp., 4.625%, 7-10-25	350	394

Casinos & Gaming – 0.1%
International Game Technology plc, 5.250%, 1-15-29(D)	350	377

Footwear – 0.1%
NIKE, Inc., 2.850%, 3-27-30	235	266

Home Improvement Retail – 0.2%
Home Depot, Inc. (The), 3.350%, 4-15-50	700	831

Homebuilding – 0.1%
NVR, Inc., 3.000%, 5-15-30	400	438

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc., 2.800%, 8-22-24	$1,000	$1,082
Expedia Group, Inc.:
6.250%, 5-1-25(D)	360	417
7.000%, 5-1-25(D)	25	28

		1,527

Total Consumer Discretionary – 1.1%		3,833
Consumer Staples

Brewers – 0.1%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB), 4.750%, 1-23-29	312	385

Drug Retail – 0.1%
CVS Health Corp., 5.050%, 3-25-48	180	244

Food Retail – 0.1%
Alimentation Couche-Tard, Inc., 2.950%, 1-25-30(D)	350	382

Hypermarkets & Super Centers – 0.8%
Costco Wholesale Corp., 1.600%, 4-20-30	350	359
Walmart, Inc., 4.050%, 6-29-48	1,800	2,438

		2,797

Packaged Foods & Meats – 0.3%
Hormel Foods Corp., 1.800%, 6-11-30	175	181
Nestle Holdings, Inc., 4.000%, 9-24-48(D)	555	737

		918

Personal Products – 0.1%
Estee Lauder Co., Inc. (The), 4.150%, 3-15-47	375	491

Soft Drinks – 0.5%
Keurig Dr Pepper, Inc., 3.400%, 11-15-25	400	448
PepsiCo, Inc., 2.875%, 10-15-49	1,050	1,174

		1,622

Total Consumer Staples – 2.0%		6,839
Energy

Oil & Gas Drilling – 0.5%
Nabors Industries Ltd., Convertible, 0.750%, 1-15-24	3,600	1,846

Oil & Gas Exploration & Production – 0.2%
EQT Corp., 7.875%, 2-1-25(E)	500	569

Oil & Gas Storage & Transportation – 0.3%
Williams Partners L.P., 3.600%, 3-15-22	1,000	1,032

Total Energy – 1.0%		3,447

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.5%
Apollo Management Holdings L.P., 2.650%, 6-5-30(D)	$600	$613
KKR Group Finance Co. VI LLC, 3.750%, 7-1-29(D)	350	410
National Securities Clearing Corp., 1.500%, 4-23-25(D)	350	362
Owl Rock Capital Corp., 4.250%, 1-15-26	375	395

		1,780

Consumer Finance – 0.1%
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.450%, 4-10-22	250	257
3.700%, 5-9-23	150	159

		416

Diversified Banks – 0.3%
Bank of America Corp., 2.884%, 10-22-30	400	439
U.S. Bancorp, 3.100%, 4-27-26	400	445

		884

Financial Exchanges & Data – 0.3%
Intercontinental Exchange, Inc., 2.100%, 6-15-30	900	941

Investment Banking & Brokerage – 0.7%
Goldman Sachs Group, Inc. (The), 2.905%, 7-24-23	2,000	2,077
Morgan Stanley, 2.699%, 1-22-31	400	434

		2,511

Life & Health Insurance – 0.3%
Northwestern Mutual Life Insurance Co. (The), 3.850%, 9-30-47(D)	1,000	1,176

Multi-Line Insurance – 0.3%
Aon Corp. (GTD by Aon plc), 2.800%, 5-15-30	350	382
Aon plc (GTD by Aon Corp.), 2.800%, 3-15-21	500	501

		883

Other Diversified Financial Services – 0.8%
Citigroup, Inc., 6.250%, 12-29-49	750	860
Citigroup, Inc. (3-Month U.S. LIBOR plus 409.5 bps), 4.316%, 2-15-2169(F)	150	149
JPMorgan Chase & Co., 5.000%, 2-1-2169	371	390
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps), 3.545%, 1-1-2168(F)	750	737

2020	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps), 3.684%, 4-29-49(F)	$194	$193
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 380 bps), 4.014%, 11-1-2168(F)	250	249

		2,578

Property & Casualty Insurance – 0.1%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.), 2.200%, 3-15-21	200	201

Regional Banks – 0.2%
PNC Bank N.A., 3.250%, 6-1-25	600	666

Specialized Finance – 0.1%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust, 6.500%, 7-15-25	250	299

Total Financials – 3.7%		12,335
Health Care

Biotechnology – 0.2%
Amgen, Inc., 3.375%, 2-21-50	700	781

Health Care Supplies – 0.5%
Dentsply Sirona, Inc., 3.250%, 6-1-30	475	529
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875%, 9-23-23	1,000	1,060

		1,589

Managed Health Care – 0.1%
UnitedHealth Group, Inc., 2.000%, 5-15-30	475	504

Pharmaceuticals – 0.9%
Bristol-Myers Squibb Co., 3.450%, 11-15-27	500	576
Forest Laboratories, Inc., 5.000%, 12-15-21	1,258	1,299
Johnson & Johnson, 3.400%, 1-15-38	1,000	1,208

		3,083

Total Health Care – 1.7%		5,957
Industrials

Aerospace & Defense – 0.6%
Boeing Co. (The), 3.750%, 2-1-50	525	551
L3Harris Technologies, Inc., 4.400%, 6-15-28	1,000	1,205
Raytheon Technologies Corp.:
2.250%, 7-1-30	300	318
3.125%, 7-1-50	175	193

		2,267

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services – 0.4%
Republic Services, Inc.:
2.300%, 3-1-30	$72	$76
3.050%, 3-1-50	225	246
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.), 3.150%, 11-15-27	1,000	1,128

		1,450

Research & Consulting Services – 0.1%
CoStar Group, Inc., 2.800%, 7-15-30(D)	350	364

Total Industrials – 1.1%		4,081
Information Technology

Application Software – 0.3%
Autodesk, Inc., 2.850%, 1-15-30	500	555
Infor, Inc., 1.750%, 7-15-25(D)	125	130
Intuit, Inc., 1.650%, 7-15-30	350	359

		1,044

Data Processing & Outsourced Services – 0.2%
PayPal Holdings, Inc., 2.300%, 6-1-30	350	375
Visa, Inc., 2.700%, 4-15-40	240	262

		637

IT Consulting & Other Services – 0.0%
Leidos, Inc. (GTD by Leidos Holdings, Inc.), 3.625%, 5-15-25(D)	175	195

Semiconductor Equipment – 0.1%
Lam Research Corp., 1.900%, 6-15-30	350	364

Semiconductors – 0.6%
Broadcom, Inc., 4.700%, 4-15-25	300	344
Intel Corp., 3.250%, 11-15-49	500	559
Taiwan Semiconductor Manufacturing Co. Ltd., 1.375%, 9-28-30(D)	300	294
Xilinx, Inc., 2.375%, 6-1-30	525	551

		1,748

Systems Software – 0.2%
Microsoft Corp., 2.525%, 6-1-50	350	368
ServiceNow, Inc., 1.400%, 9-1-30	525	512

		880

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.:
3.200%, 5-11-27	$1,000	$1,129
2.950%, 9-11-49	500	557

		1,686

Total Information Technology – 1.9%		6,554
Materials

Construction Materials – 0.1%
Hillman Group, Inc. (The), 6.375%, 7-15-22(D)	417	414

Diversified Metals & Mining – 0.0%
Anglo American plc, 4.125%, 4-15-21(D)	200	201

Metal & Glass Containers – 0.1%
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc., 5.250%, 8-15-27(D)	220	231

Specialty Chemicals – 0.3%
Ecolab, Inc., 3.250%, 12-1-27	1,000	1,134

Total Materials – 0.5%		1,980
Real Estate

Real Estate Services – 0.1%
Realogy Group LLC and Realogy Co-Issuer Corp. (GTD by Realogy Intermediate Holdings LLC), 7.625%, 6-15-25(D)	350	380

Specialized REITs – 0.6%
American Tower Corp., 2.250%, 1-15-22	1,200	1,223
Crown Castle International Corp., 5.250%, 1-15-23	200	219
EPR Properties, 4.950%, 4-15-28	535	538

		1,980

Total Real Estate – 0.7%		2,360
Utilities

Electric Utilities – 0.9%
Commonwealth Edison Co., 2.200%, 3-1-30	350	374
Duke Energy Corp., 3.150%, 8-15-27	500	558
Duke Energy Indiana LLC, 3.750%, 5-15-46	120	144
Duke Energy Ohio, Inc., 4.300%, 2-1-49	115	148
Entergy Corp., 2.800%, 6-15-30	235	254
Entergy Texas, Inc., 2.550%, 6-1-21	300	302
Exelon Corp., 2.450%, 4-15-21	400	401

24	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Florida Power & Light Co., 3.150%, 10-1-49	$425	$489
Oncor Electric Delivery Co. LLC, 2.750%, 5-15-30	450	504

		3,174

Multi-Utilities – 0.2%
Dominion Energy, Inc., 3.600%, 3-15-27	450	511

Water Utilities – 0.1%
American Water Capital Corp., 3.750%, 9-1-47	375	459

Total Utilities – 1.2%		4,144

TOTAL CORPORATE DEBT SECURITIES – 16.0%		$55,234
(Cost: $ 52,801)

LOANS(F)
Communication Services

Integrated Telecommunication Services – 0.2%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.000%, 10-10-24	717	693
Windstream Services LLC (ICE LIBOR plus 625 bps), 7.250%, 9-21-27	37	36

		729

Total Communication Services – 0.2%		729
Consumer Discretionary

Leisure Facilities – 0.3%
United PF Holdings LLC (ICE LIBOR plus 400 bps), 4.254%, 12-30-26	1,014	946

Total Consumer Discretionary – 0.3%		946
Financials

Asset Management & Custody Banks – 0.1%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps), 6.897%, 7-20-26	375	375

Total Financials – 0.1%		375
Industrials

Industrial Machinery – 0.3%
Form Technologies LLC (ICE LIBOR plus 850 bps), 9.500%, 1-30-23(G)	1,100	921

Total Industrials – 0.3%		921

TOTAL LOANS – 0.9%		$2,971
(Cost: $2,951)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 0.8%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO, 3.000%, 6-15-45	$619	$647
Federal National Mortgage Association Agency REMIC/CMO:
3.500%, 6-25-29	418	452
3.000%, 10-25-46	591	632
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.500%, 10-1-28	47	52
6.500%, 2-1-29	20	22
7.500%, 4-1-31	16	18
7.000%, 7-1-31	30	37
7.000%, 9-1-31	53	63
6.500%, 2-1-32	122	145
7.000%, 2-1-32	75	88
7.000%, 3-1-32	29	35
7.000%, 7-1-32	52	60
5.500%, 5-1-33	22	26
5.500%, 6-1-33	25	30
4.500%, 11-1-43	366	414
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 1997-1, Class 3A, 8.293%, 12-15-26	21	24

		2,745

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.8%		$2,745
(Cost: $2,626)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 14.9%
U.S. Treasury Bonds:
0.625%, 5-15-30	525	513
3.500%, 2-15-39	3,000	4,068
1.125%, 5-15-40	1,623	1,538
1.375%, 11-15-40	385	380
3.750%, 8-15-41	150	213
1.250%, 5-15-50(B)	709	642
U.S. Treasury Notes:
2.875%, 11-15-21	750	768
2.000%, 10-31-22	480	496
2.125%, 12-31-22	2,900	3,015
2.750%, 11-15-23	1,600	1,719
0.125%, 12-15-23	4,205	4,200
1.750%, 6-30-24	1,400	1,475
2.250%, 10-31-24	3,635	3,913
1.500%, 11-30-24	1,700	1,782
2.875%, 4-30-25	500	555
2.875%, 5-31-25	8,795	9,784
3.000%, 9-30-25	900	1,013
2.625%, 12-31-25	800	889
1.625%, 9-30-26	1,915	2,041
0.625%, 3-31-27	8,670	8,719
2.750%, 2-15-28	250	287
2.875%, 8-15-28	737	856
1.500%, 2-15-30	2,095	2,215

		51,081

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 14.9%		$51,081
(Cost: $49,024)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds(I) – 0.0%
Dreyfus Institutional Preferred Government Money Market Fund –Institutional Shares,
0.030%(H)	71	$71

TOTAL SHORT-TERM SECURITIES – 0.0%		$71
(Cost: $71)

TOTAL INVESTMENT SECURITIES – 99.3%		$341,483
(Cost: $280,292)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		2,243

NET ASSETS – 100.0%		$343,726

2020	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	BALANCED (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $195 are on loan.

(C)	Restricted security. At December 31, 2020, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Value
Targa Resources Corp., 9.500%	3-2-20	3	$3,225	$3,242

The total value of this security represented 0.9% of net assets at December 31, 2020.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $7,377 or 2.1% of net assets.

(E)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2020.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Securities whose value was determined using significant unobservable inputs.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$225,747	$—	$—
Preferred Stocks	391	3,243	—
Corporate Debt Securities	—	55,234	—
Loans	—	2,050	921
United States Government Agency Obligations	—	2,745	—
United States Government Obligations	—	51,081	—
Short-Term Securities	71	—	—
Total	$226,209	$114,353	$921
During the year ended December 31, 2020, securities totaling $1,037 were transferred from Level 2 to Level 3 due to decreased availability of observable market data due to decreased market activity or information for these securities.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

26	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	ENERGY

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy VIP Energy, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Ginther has managed the Portfolio since its inception in 2006 and has 25 years of industry experience. Mr. Wolverton has managed the Portfolio since 2016 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Energy (Class II shares at net asset value)	-36.83%
Benchmark and Morningstar Category
S&P 1500 Energy Sector Index	-33.81%
(generally reflects the performance of stocks that represent the energy market)
Morningstar Equity Energy Category Average	-24.54%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key factors

Oil markets were volatile throughout 2020 as oil prices collapsed in the first half of the year to below $10 per barrel and slowly recovered to $40 per barrel by December 31, 2020. In March, a perfect storm of falling demand and increased supply jolted the industry. The OPEC+ group of producing countries was unable to reach an agreement on production cuts, which led to a price war that increased oil production. Demand collapsed at the worst time because of the unprecedented demand shock from the spread of the coronavirus.

OPEC+ failed to agree to extend output cuts beyond March 2020 due to Russia’s decision to disagree with the rest of the producers. Disagreement caused Saudi Arabia to start a price war with a significant increase in production instead of restricting production. At the same time, worldwide oil demand fell by more than 20 million barrels a day due to the spread of COVID-19 as the world sheltered in place, schools closed and nonessential businesses shut down. The demand shock was most notable in lower usage of gasoline and aviation fuel.

Oil prices went negative for the first time in the history of the oil markets. Negative oil prices equated to producers willing to pay someone to move their crude instead of storing it. Storage around the world was rapidly approaching full capacity due to the largest unprecedented imbalance of oil supply to demand. Resulting supply of oil led to significant inventory builds and dramatic collapse in oil prices.

Saudi Arabia, Russia and the U.S. agreed to lead a multinational coalition in major-oil production cuts by a record 9.7 million barrels. OPEC+ and its allies cut by more than anticipated and compliance was higher than expected. U.S. crude supply fell at a record pace by roughly 2 million barrels and U.S. shale production dropped to a two-year low.

During the period, crude markets were concerned about global oil demand growth and ongoing economic recovery amid the coronavirus resurgence in the U.S. and Europe. Oil prices moved higher driven by vaccine optimism, hopes for easing lockdowns, greater mobility and rising global demand. Strong demand in Asia led by China and India also continued to provide some support. China’s crude throughput is back to pre-COVID-19 levels. More optimism around stimulus negotiations in Washington and the weaker U.S. dollar should be positive for demand.

OPEC+ and its allies agreed to ease production restrictions by 500,000 barrels per day in January 2021. OPEC+ will continue to meet to discuss similar actions in February and March as the monitoring committee assesses market conditions. Compliance remains high. Libya’s crude production was at a 13-month high in December after a two-month surge in output due to the ceasefire in the country’s long-running civil war.

A challenging year

The Portfolio had a negative return for the measurement period, underperforming the returns of its benchmark, the S&P 1500 Energy Sector Index, and category averages.

2020	ANNUAL REPORT	27

The Portfolio’s five greatest detractors from relative performance in the fiscal year relative to the benchmark were PBF Energy, Inc., Chevron Corp., Helix Energy Solutions Group, Continental Resources, Inc. and ProPetro Holding Corp. Note: PBF Energy, Inc., Helix Energy Solutions Group and ProPetro Holding Corp. are no longer holdings of the Portfolio.

The Portfolio’s five greatest contributors to relative performance in the period were Enphase Energy, Inc., Exxon Mobil Corp., First Solar, Inc., WEX, Inc. and Cactus, Inc. WEX, Inc. is no longer a holding of the Portfolio.

During the fiscal year, we increased our weighting in integrated oil companies and alternative/clean energy. We lowered our exposure in the oil and gas exploration & production industry and in the oil & gas equipment & services industry segment. The weighting in those industry segments detracted from relative performance versus the benchmark, which had heavier weighting to integrated oil companies.

The focus of the energy strategy remains on investing in companies that can create value over the full course of the energy cycle. We identify those as companies that are low-cost operators, have strong balance sheets, have the ability to grow profitably and have strong return on capital.

Outlook for recovery

We expect oil prices to move higher as oil inventories draw down in 2021. Demand is exceeding supply as demand recovers and supply is restricted. Our outlook assumes that coronavirus vaccines will be successful and faster testing capabilities will improve and worldwide economic growth will recover throughout 2021.

We believe global oil demand continues to be the key to higher oil prices in 2021. In our view, oil demand should approach pre-COVID-19 levels in the second half of 2021 or early 2022. Demand growth should be driven by stronger worldwide economic growth and affordable fuel prices (currently at record low levels), which usually leads to demand creation. Demand concerns include fears about a new and highly infectious strain of the coronavirus that is raising the risk of greater lockdowns and regional travel bans.

Our mid-term view is focused on whether oil demand is a permanent change and whether human behavior will change. We think commuting and travel will be affected the most. We see greater use of passenger vehicles with less use of public transportation offset by higher teleworking, increased online shopping, and decreased personal and business travel.

On the supply side, OPEC+ is set to increase output in every month of the first quarter in 2021 and we expect more increases in production throughout the year due to stronger demand growth. Non-OPEC supply may be disappointing in 2021. Declining access to capital and consolidation have led to lower investment and supply, especially in high-decline areas such as U.S. shale.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Energy.

28	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	ENERGY

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation
Stocks	97.8%
Energy	77.8%
Information Technology	13.3%
Industrials	4.0%
Utilities	2.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.2%

Country Weightings
North America	95.8%
United States	92.0%
Canada	3.8%
Europe	2.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
Enphase Energy, Inc.	United States	Information Technology	Semiconductor Equipment
Wright Express Corp.	United States	Information Technology	Data Processing & Outsourced Services
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Cactus, Inc., Class A	United States	Energy	Oil & Gas Equipment & Services
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
Hess Corp.	United States	Energy	Oil & Gas Exploration & Production
Concho Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	29

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	ENERGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	-36.67%	-36.83%
5-year period ended 12-31-20	—	-12.74%
10-year period ended 12-31-20	—	-8.42%
Since Inception of Class through 12-31-20(3)	-19.99%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

30	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	ENERGY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 6.5%
Chevron Corp.	14	$1,162
Suncor Energy, Inc.	46	777
Total S.A. ADR	21	886

		2,825

Oil & Gas Drilling – 1.0%
Helmerich & Payne, Inc.	19	432

Oil & Gas Equipment & Services – 22.5%
Baker Hughes, Inc.	78	1,630
Cactus, Inc., Class A	67	1,752
ChampionX Corp. (A)	100	1,534
Dril-Quip, Inc. (A)	31	912
Halliburton Co.	78	1,476
Liberty Oilfield Services, Inc., Class A	68	702
National Oilwell Varco, Inc.	38	523
Schlumberger Ltd.	57	1,243

		9,772

Oil & Gas Exploration & Production – 32.0%
Cabot Oil & Gas Corp.	25	400
Canadian Natural Resources Ltd.	37	888
Concho Resources, Inc.	26	1,538
ConocoPhillips	28	1,100
Continental Resources, Inc. (B)	30	492
Diamondback Energy, Inc.	22	1,056
EOG Resources, Inc.	21	1,065
Exxon Mobil Corp.	36	1,472
Hess Corp.	30	1,600
Parsley Energy, Inc., Class A	101	1,433
Pioneer Natural Resources Co.	15	1,675
Viper Energy Partners L.P.	30	345
WPX Energy, Inc. (A)	108	879

		13,943

Oil & Gas Refining & Marketing – 13.2%
Marathon Petroleum Corp.	51	2,122
Phillips 66	27	1,861
Valero Energy Corp.	32	1,783

		5,766

Oil & Gas Storage & Transportation – 2.6%
Enterprise Products Partners L.P.	45	883
MPLX L.P.	12	250

		1,133

Total Energy – 77.8%		33,871
Industrials

Electrical Components & Equipment – 2.1%
Plug Power, Inc. (A)	28	936

Heavy Electrical Equipment – 1.9%
Bloom Energy Corp., Class A (A)	29	828

Total Industrials – 4.0%		1,764

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 2.7%
Aspen Technology, Inc. (A)	9	$1,151

Data Processing & Outsourced Services – 4.3%
Wright Express Corp. (A)	9	1,876

Semiconductor Equipment – 4.4%
Enphase Energy, Inc. (A)	11	1,917

Semiconductors – 1.9%
First Solar, Inc.(A)	8	827

Total Information Technology – 13.3%		5,771
Utilities

Electric Utilities – 2.1%
American Electric Power Co., Inc.	3	220
Duke Energy Corp.	2	220
NextEra Energy, Inc.	6	481

		921

Multi-Utilities – 0.6%
Dominion Energy, Inc.	3	257

Total Utilities – 2.7%		1,178

TOTAL COMMON STOCKS – 97.8%		$42,584
(Cost: $52,748)

SHORT-TERM SECURITIES

Money Market Funds(D) – 2.7%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.030% (C)	2	2
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	1,173	1,173

		1,175

TOTAL SHORT-TERM SECURITIES – 2.7%		$1,175
(Cost: $1,175)

TOTAL INVESTMENT SECURITIES – 100.5%		$43,759
(Cost: $53,923)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5)%		(217)

NET ASSETS – 100.0%		$43,542

2020	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	ENERGY (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $492 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$42,584	$—	$—
Short-Term Securities	1,175	—	—
Total	$43,759	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification

(as a % of net assets)
United States	92.0%
Canada	3.8%
France	2.0%
Other+	2.2%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	GROWTH

(UNAUDITED)

Bradley M. Klapmeyer

Below, Bradley M. Klapmeyer, CFA, portfolio manager of Ivy VIP Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Klapmeyer has managed the Portfolio since August 2016 and he has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Growth (Class II shares at net asset value)	30.55%
Benchmark and Morningstar Category
Russell 1000 Growth Index	38.49%
(generally reflects the performance of securities that represent the large-cap growth market)
Morningstar Large Growth Category Average	35.86%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market conditions

The Russell 1000 Growth Index, the Portfolio’s benchmark, was up a staggering 38% during the measurement period. Maintaining exposure to the large-cap growth style over the past decade has been a rewarding proposition with an annual total return of more than 17% for the index since 2010. While those average annual gains are remarkable, it hasn’t been a smooth ride as the past decade has been marked by its fair share of turbulence as global economies emerged from the depths of the global financial crisis. While this decade long run for growth-style investing was capped with another year of strong gains, 2020 made sure it was a hard-earned return.

2020 initially started (pre-pandemic) with hopes that easing credit conditions and monetary policy would ultimately lead to accelerating growth later in the calendar year. Oddly enough, 2020 ended with that same narrative. For 2021 there is hope that another round of, again unprecedented, monetary and fiscal policy will kick-start a new, but stronger post-pandemic economic cycle. We think the easy part for 2021 will be comparisons to 2020 numbers, exaggerating growth for a portion of the calendar year. The hard part for 2021 will be generating convincing evidence that this latest round of quantitative easing will be more successful than a decade of rather unsuccessful attempts to generate a seemingly unobtainable strong virtuous growth cycle. In that vein, 2020, and likely 2021 in our view, was and will be no different than the prior decade, requiring the promise of extremely easy monetary conditions to achieve some level of modest growth.

Equity markets were remarkably resilient during 2020. The markets reacted quickly and negatively to the early signs of the pandemic in the first quarter, with the index declining roughly 14%. Subsequently, the index rallied 27.8% in the second quarter and never looked back with additional gains of 13.2% in the third quarter and 11.4% in the fourth quarter. As is typical, the stock market decided to move on from the depths of the pandemic despite the economic freeze caused by mobility restrictions and lower activity during the second quarter — recall that second quarter gross domestic product (GDP) dropped nearly 32%.

We have shared several observations throughout the course of 2020 and thought it would be interesting to assess the validity of those observations at year end. For starters, we suggested that, if needed, unlimited resources could be provided to remove the downside risks associated with the pandemic. In total the Federal Reserve’s balance sheet expanded by $3.2 trillion, and U.S. fiscal stimulus amounted to $3.4 trillion, with more expected to come in 2021. A staggering fact is that aggregate 2020 U.S. fiscal stimulus, on a per capita basis or as a percentage of U.S. GDP, was larger than The New Deal of 1933 (when adjusted to 2020 dollars). Those efforts clearly passed the hurdle of adequate additional resources to remove downside risk from the economy and buoy asset prices. Frankly, it was a job well done as the equity markets quickly priced out a potential downside scenario.

An additional observation we made was that the ramifications from the pandemic would continue to show in the data for quarters to come but the market would begin to look through to normalized earnings. On the surface those statements seemed simple enough, and in some respect that is what occurred. However, consistent with a 2020 narrative, it was more complicated. The economy recovered from the second quarter downdraft faster than most anticipated — improvements in the housing market, manufacturing, employment and consumer spending were generally comforting. Unfortunately, there was a stalling progress on employment as the year progressed even with a background of strong monetary support. Similarly, even though equity markets have moved well past pre-pandemic highs, the gains have not been broad-based and extreme gains were generated by pockets of specific styles and sectors.

2020	ANNUAL REPORT	33

Finally, we believed business and personal lives would go back to something resembling the “old normal.” The reality landed somewhere in the middle with some activities having resumed, while others have not. For example, the ability to leave home to buy contact lenses and shop for power tools, resumed. The ability to comfortably grab a seated dinner or jump on a plane did not fully normalize. That said, with each effort to lift mobility constraints, consumers appear eager to resume many of the “old normal” activities. We personally share that sentiment. We are truly most amazed by human resiliency in these abnormal times, and the desire to press on despite challenging conditions. It needs to be highlighted that once again the innovative spirit was in full effect, with COVID-19 vaccines being develop within a year’s time frame and the world knowing there is a line of sight to mass vaccinations and mobility normalization. An effort clearly worthy of praise.

When you look deeper at the performance of the index during 2020, it is notable that every sector, excluding energy, posted positive performance. The standout sectors included consumer discretionary, information technology and communications services. All three were home to many of the technology, internet and retail beneficiaries of the COVID-19 pandemic. The concentration of the index has been a point of discussion throughout the year, and as it relates to 2020 attribution, the FAANG+M+T stocks (Facebook, Amazon, Apple, Netflix, Alphabet (Google), Microsoft and Tesla) ended the calendar year contributing more than 60% to overall Russell 1000 Growth Index returns. Performance was undeniably dependent on a handful of mega-cap stocks. Add in the additional contribution from many technology and e-commerce stocks and attribution becomes more aggregated into a specific theme.

From a style perspective, momentum (relative strength and price return) and growth (5-year earnings per share growth and estimate revisions) were runaway positive factors. Quality factors (return on assets, return on equity and return on capital) were more mixed and worsened, in terms of relative performance, later in the calendar year. Value factors (price to book and earnings yield) were laggards. It is worth noting that the spread between the best performing factors and the worst performing factor was rather wide.

Strategies employed, contributors and detractors

During the measurement period, the Portfolio posted a strong absolute gain of 31%, but underperformed relative to its benchmark. Stock selection was mainly attributable for the underperformance in the calendar year. Consumer discretionary, information technology and communication services led the relative underperformance. Market returns were strongly influenced by the “tails” — on one end are hyper growers that lack proven business models through-out cycles and on the other end are cyclical value stocks that are highly dependent on accelerating economic growth prospects. This created a unique challenge for our desire to maintain a strong quality bias as many of the outperforming areas lacked the strong business model characteristics we typically require. Given that we believe quality is more durable than growth, we were forced to sacrifice on some relative growth attributes in favor of quality, and although that resulted in laggard performance in 2020, we think maintaining a focus on quality growth will be rewarded through the cycle.

Performance in consumer discretionary was the leading source of negative sector attribution. The Portfolio was overweight the sector but challenging stock selection more than offset this positive allocation. The most significant detractor was our underweight exposure to Tesla, which posted a gain of more than 700% for the period. We maintained no exposure to Tesla as we believe its valuation is embedding unrealistic long-term business economics and earnings. Overweight positions in two stocks, V.F. Corp. and Booking Holdings Inc., also detracted from performance. V.F. Corp. is no longer a holding in the Portfolio. Finally, a notable overweight position in Tractor Supply Co. was a source of positive attribution. Strength in Tractor Supply, a position initially introduced to the Portfolio in January 2020, outperformed as it remained operational during the COVID-19 pandemic because its products were deemed essential to consumers.

Information technology was another detractor, driven by an overweight position in Motorola Solutions, Inc., which underperformed as a result of concerns related to demand within its first responder communications business unit. Apple, Inc. was another detractor as our underweight position proved incorrect given impressive returns exceeding 80% during the measurement period, although this was driven by significant multiple expansion as expectations were built for a strong iPhone 5G replacement cycle. Positive attribution wasn’t completely absent as several overweight positions, including NVIDIA Corp., PayPal Holdings, Inc., Adobe, Inc. and Microsoft Corp. provided a partial offset to challenged performance within the sector.

Within the communication services sector, the Portfolio continued to experience a headwind from the pervasive theme of rewarding relatively unproven business models, which stands in contrast to our strategy’s well-tenured process and philosophy. Underweight positions in Netflix, Inc., Pinterest, Inc. and Roku were sources of detraction, while an overweight position in Electronic Arts, despite gaining 34% in the period, added to the relative underperformance within the sector. (Netflix is not a holding and we never held Roku.) Positive attribution was present as the Fund continued to avoid traditional media companies that significantly underperformed the sector.

34	ANNUAL REPORT	2020

Industrials were a source of positive attribution driven by the Portfolio’s stock selection within the sector. Underweight positions in aerospace and defense stalwarts such as Boeing Co. and Lockheed Martin Corp. were bright spots. A continued overweight position in CoStar Group, Inc., as in recent years, again proved to be a source of positive attribution. The Portfolio experienced a headwind to performance with overweight positions in several long-term holdings such as Stanley Black & Decker, Inc., Caterpillar, Inc., Northrop Grumman Corp. and J.B. Hunt Transport Services, Inc. Boeing, Lockheed Martin and Caterpillar are no longer holdings in the Portfolio.

Lastly, the Portfolio’s positions in real estate and materials, while relatively small, provided positive sources of attribution through both positive allocation and stock selection.

Outlook and positioning

Supported by low interest rates, flowing fiscal stimulus and improving global growth prospects, the markets will likely enter 2021 with a sustained desire to swing for the fences. As such, we believe it is possible to see continued strength in the near-term from hyper-growth dream stocks and the lower-quality, deeply cyclical value names. There needs to be a catalyst or evidence against this trend and the timing of that is uncertain.

We see these tail trades, or “barbell strategies,” as temporary as neither has deep roots attached to quality businesses. We believe as the year progresses, the persistence and intensity of outperformance from these tails will cede momentum to more durable investment strategies. We are hopeful macro and stylistic influences on the market will diminish, leaving it better tuned for stock picking, not macro or factor guessing.

We believe the missing piece, or the catalyst, needed to allow for a less intense market environment to emerge is simply fundamentals. Letting the “rubber meet the road.” Market valuation expansion has been a significant portion of growth style returns over the past two years, which embeds a high level of expectations around accelerating growth or sustaining high levels of rapid growth. We believe that parts of the market — work from home, pandemic beneficiaries and hyper-growth stocks — reflect multiple years of extremely optimistic good news based on current low interest rates, contained inflation, upsized fiscal stimulus and stronger near-term economic prospects. We believe these expectations of a high rate of sustained revenue growth along with a broadening economic recovery and upward movement in rates, pose a real risk to the growth tail of the market. Let us be very clear on one point — although we are skeptical of how quickly the market has crowned many pandemic beneficiary stocks as persistent growers, there will be good secular growers that emerge from the pandemic investment fervor, just like there are in a normal environment. However, good businesses are much different from good stocks, and pulling forward multiple years of stock returns based on a nine-month period of extreme conditions seems nothing short of irresponsible.

Our investment philosophy starts with the reality that growth sustainability is fleeting for most companies and that growth, if ultimately durable, needs to be attached to a quality business. We view the durability of growth with a skeptical eye until we understand the quality of the business — barriers to competition, long-term economic model, addressable market, brand durability, etc. As such, we have always started our stock selection process with good business model choices and believe quality is paramount to controlling downside risk and driving strong multi-year returns. Although the current environment may be recklessly rewarding only those companies with the highest near-term growth or strongest pandemic revisions, we stand firm in our assessment that quality is more durable than growth and starting with quality and not chasing growth for growth’s sake (at any cost), will reap significant benefits over a multi-year horizon.

As of calendar year end 2020, the Portfolio’s largest positions are Microsoft Corp., Apple, Inc., Amazon.com, Inc., Visa, Inc., Alphabet, Inc., Facebook, Inc., PayPal Holdings, Inc., Adobe, Inc., Motorola Solutions, Inc. and Intuit, Inc. Thank you for your continued interest and support.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Growth.

2020	ANNUAL REPORT	35

PORTFOLIO HIGHLIGHTS	GROWTH

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation
Stocks	99.7%
Information Technology	45.3%
Consumer Discretionary	16.6%
Health Care	12.7%
Communication Services	12.0%
Industrials	6.7%
Consumer Staples	3.3%
Financials	2.8%
Real Estate	0.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.3%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
Facebook, Inc., Class A	Communication Services	Interactive Media & Services
PayPal, Inc.	Information Technology	Data Processing & Outsourced Services
Adobe, Inc.	Information Technology	Application Software
Motorola Solutions, Inc.	Information Technology	Communications Equipment
Intuit, Inc.	Information Technology	Application Software

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

36	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	30.55%
5-year period ended 12-31-20	19.01%
10-year period ended 12-31-20	16.22%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.7%
Electronic Arts, Inc.	169	$24,318

Interactive Media & Services – 9.3%
Alphabet, Inc., Class A(A)	22	38,313
Alphabet, Inc., Class C(A)	4	7,377
Facebook, Inc., Class A(A)	120	32,703
Pinterest, Inc., Class A(A)	75	4,914

		83,307

Total Communication Services – 12.0%		107,625
Consumer Discretionary

Automobile Manufacturers – 2.2%
Ferrari N.V.	87	19,874

Automotive Retail – 0.7%
O’Reilly Automotive, Inc.(A)	13	5,912

Footwear – 1.2%
NIKE, Inc., Class B	79	11,210

Home Improvement Retail – 1.7%
Home Depot, Inc. (The)	58	15,408

Internet & Direct Marketing Retail – 10.0%
Amazon.com, Inc.(A)	21	67,842
Booking Holdings, Inc.(A)	10	21,968

		89,810

Specialty Stores – 0.8%
Tractor Supply Co.	49	6,886

Total Consumer Discretionary – 16.6%		149,100
Consumer Staples

Personal Products – 0.6%
Estee Lauder Co., Inc. (The), Class A	20	5,271

Soft Drinks – 2.7%
Coca-Cola Co. (The)	441	24,187

Total Consumer Staples – 3.3%		29,458
Financials

Financial Exchanges & Data – 2.8%
Intercontinental Exchange, Inc.	113	13,006
S&P Global, Inc.	36	11,832

		24,838

Total Financials – 2.8%		24,838
Health Care

Health Care Equipment – 3.0%
Danaher Corp.	54	12,097
DexCom, Inc.(A)	8	2,809
Intuitive Surgical, Inc.(A)	15	12,374

		27,280

COMMON STOCKS (Continued)	Shares	Value
Health Care Supplies – 2.2%
Cooper Cos., Inc. (The)	55	$19,848

Health Care Technology – 2.6%
Cerner Corp.	293	23,020

Life Sciences Tools & Services – 0.6%
Mettler-Toledo International, Inc.(A)	5	5,211

Managed Health Care – 2.9%
UnitedHealth Group, Inc.	74	26,119

Pharmaceuticals – 1.4%
Zoetis, Inc.	77	12,662

Total Health Care – 12.7%		114,140
Industrials

Aerospace & Defense – 0.5%
Northrop Grumman Corp.	15	4,441

Industrial Machinery – 2.1%
Stanley Black & Decker, Inc.	104	18,489

Railroads – 1.3%
Union Pacific Corp.	56	11,676

Research & Consulting Services – 1.4%
Verisk Analytics, Inc., Class A	62	12,907

Trucking – 1.4%
J.B. Hunt Transport Services, Inc.	93	12,683

Total Industrials – 6.7%		60,196
Information Technology

Application Software – 10.7%
Adobe, Inc.(A)	56	27,840
Intuit, Inc.	69	26,232
NVIDIA Corp.	40	21,008
salesforce.com, Inc.(A)	91	20,265

		95,345

Communications Equipment – 3.1%
Motorola Solutions, Inc.	161	27,345

Data Processing & Outsourced Services – 9.4%
Broadridge Financial Solutions, Inc.	107	16,349
PayPal, Inc.(A)	120	28,123
Visa, Inc., Class A	182	39,733

		84,205

Electronic Equipment & Instruments – 1.2%
Zebra Technologies Corp., Class A(A)	29	11,090

Internet Services & Infrastructure – 2.4%
VeriSign, Inc.(A)	98	21,233

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 9.7%
Microsoft Corp.	392	$87,173

Technology Hardware, Storage & Peripherals – 8.8%
Apple, Inc.	596	79,149

Total Information Technology – 45.3%		405,540
Real Estate

Specialized REITs – 0.3%
Equinix, Inc.	4	2,915

Total Real Estate – 0.3%		2,915

TOTAL COMMON STOCKS – 99.7%		$893,812
(Cost: $522,739)

SHORT-TERM SECURITIES

Money Market Funds(B) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	2,686	2,686

TOTAL SHORT-TERM SECURITIES – 0.3%		$2,686
(Cost: $2,686)

TOTAL INVESTMENT SECURITIES – 100.0%		$896,498
(Cost: $525,425)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(317)

NET ASSETS – 100.0%		$896,181

38	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	GROWTH (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$893,812	$—	$—
Short-Term Securities	2,686	—	—
Total	$896,498	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	39

MANAGEMENT DISCUSSION	HIGH INCOME

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Gunther has managed the Portfolio since July 2014, and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP High Income (Class II shares at net asset value)	6.03%
Benchmark and Morningstar Category
ICE BofA US High Yield Index	6.17%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar High Yield Bond Category Average	4.91%
(generally reflects the performance of portfolios with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market Update

During early calendar year 2020, risk assets sold off dramatically beginning in February 2020 due to the COVID-19 pandemic. Investors seeking safety rushed out of corporate bonds and into U.S. Treasuries and cash, which caused the S&P 500 Index to decline 34% by March 23. High yield credit spreads widened during that same time from 364 basis points (bps) to 1,085 bps and returns over the same timeframe declined by approximately 24%.

High yield credit spreads, as of March 31, rebounded to end the month at 877 bps. By year end, spreads had recovered much of what was lost in the selloff to end the year at 386 bps. The rally in credit spreads since March 23 can be directly attributed to the Federal Reserve (Fed) announcement of several wide-ranging facilities aimed at stabilizing and providing liquidity to markets. The Fed is implicitly taking on the role of market liquidity provider of last resort, which substantially reduces the tail risk of a Great Depression-type scenario for both the economy and markets.

Throughout calendar year 2020 interest rates continued to decline with the 10-year U.S. Treasury declining from 1.7% at the beginning of the year to 91 bps by year-end. The 10-year hit a low of 51 bps on August 4. The 3-year U.S. Treasury followed a similar trajectory starting the year at 1.56% and ending the year at just 16 bps. Both are near their all-time lows.

High yield bond new issue activity reached a record high in 2020. The total volume was $446.3 billion on a gross basis, which is a 56% increase from last year’s volume of $286 billion. Notably, this is 40% above the average annual issuance volume of $320 billion over the past ten years. Leveraged loan gross issuance for 2020 was $422 billion, up 8% from $392 billion last year.

Retail demand for high yield bonds reached a record high during the year as inflows totaled $45 billion, which compares to inflows of $19 billion during calendar year 2019. This is even more noteworthy considering the first quarter of 2020 had $15.4 billion in outflows. Leveraged loan flows continued to be negative in 2020 as $27 billion exited the asset class compared to record outflows of $38.3 billion in calendar year 2019.

Amid the global pandemic, default activity picked up significantly during the year. The period had the second highest volume total on record — 88 companies defaulted with debt totaling $129.6 billion in bonds and loans, while an additional 21 companies completed distressed transactions totaling $11.8 billion. Energy, retail and two large defaults in the telecommunications and cable sectors led the way.

Portfolio Strategy/Performance

The Portfolio mix between bonds, leveraged loans and other investments started 2020 at 65%, 22% (18% first liens, 4% second liens) and 3%, respectively. We ended the year with 63% in high yield bonds, 26% in leveraged loans (21% first liens, 5% second liens) and 6% other. In previous communications, we said we have maintained our exposure to leveraged loans as we thought they continued to offer attractive yields relative to their seniority in the capital structure. At this point, with yields so low across all asset classes, leveraged loans look attractive from a relative value standpoint as well as from their seniority in the capital structure. Also, from a technical perspective, the leveraged loan assets class has continued to experience outflows over the past couple of years, however in 2021 we think inflows into the asset class is a greater probability than not.

40	ANNUAL REPORT	2020

The Portfolio outperformed its Morningstar peer group by 112 bps and underperformed the ICE BofA US High Yield Index by 14 bps. Our loan exposure detracted 18 bps from performance relative to the benchmark, while bond exposure contributed 167 bps. Equities detracted 159 bps from performance.

Several loans negatively impacted performance during the year, notably McDermott, Dynacast, EPIC Crude and CEC Entertainment. We are still invested in three of these businesses and believe there is the potential for significant upside in each of them. Time will ultimately tell if we are correct in our assessment of the values of these businesses, but we feel comfortable the downside is limited in the three names. On the positive side, two long-term investments stood out over the past twelve months — West Corp. and Jo-Ann’s Stores returned 21% and 50% returns, respectively.

Our bond portfolio (65% of assets) returned 8.7%, which handily outperformed the index and the Morningstar peer group. Credit selection in the insurance and support services sectors as well as underweights in the telecom/satellite and car rental sectors all had outsized contributions. Underweights in autos, building & construction and chemicals, as well as credit selection in the energy E&P sector, detracted from performance.

Outlook

At the end of the third quarter of the fiscal year, we laid out several unknowns at the time that would become clearer as year-end drew near. We now know that Joe Biden will be the next president of the United States, two vaccines have been approved for emergency use authorization, a second wave of COVID-19 is spreading throughout the country and another round of stimulus (or two) is on the way. The credit markets continue to be wide open to those wishing to issue debt, and at absolute yield levels that are the lowest in history.

With spreads compressing another 159 bps in the final quarter of the year to 444 bps, the high yield market has completely come around to where it started at the outset of the COVID-19 pandemic. However, the comparisons with early 2020 end there. Relative to a year ago, monetary and fiscal policies are more accommodative, demand technicals are stronger, and the risk of overheating in the economy is lower. In addition, a full-on vaccine roll-out to achieve herd immunity looks to be a high probability by the May-to-June timeframe.

With the assumption of a successful vaccine roll-out and uptake, our attention on the risk side of the equation turns to rates. The biggest question being — will the return of the reflation trade in the rates market reduce the value proposition of the high yield and leveraged loan markets? We believe that returns are more constrained in the current environment but barring a massive (200 bps+) rate move, high yield should be able to withstand higher yields and provide positive excess returns.

There is potential for rates to rise in 2021 as more stimulus gets pumped into the system and the world population, through a successful inoculation program, gets back to “normal.” Based on that, we think the loan asset category looks particularly attractive as markets should start to price in the first Fed rate hike well in advance of there ever being one. We remain overexposed to the leveraged loan asset class relative to our peers and believe 2021 has the potential for this allocation to meaningfully outperform.

For those that have followed us, our focus is on the credits we invest in and finding businesses that can outperform throughout the cycles. Our exhaustive due diligence process has served us well and helped us maintain exposure to those investments that we believe can outperform over the long term.

Past performance is not a guarantee of future results. As with any investment, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale, and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy VIP High Income.

2020	ANNUAL REPORT	41

PORTFOLIO HIGHLIGHTS	HIGH INCOME

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	8.6%
Financials	3.9%
Consumer Discretionary	3.1%
Energy	1.6%
Health Care	0.0%
Consumer Staples	0.0%
Industrials	0.0%
Materials	0.0%
Warrants	0.0%
Bonds	87.5%
Corporate Debt Securities	61.7%
Loans	25.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.9%

Quality Weightings

Non-Investment Grade	87.5%
BB	8.5%
B	40.1%
CCC	35.7%
Below CCC	1.0%
Non-rated	2.2%
Liabilities (Net of Cash and Other Assets), Cash Equivalents+ and Equities	12.5%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

42	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE IN $10,000 INVESTMENT	HIGH INCOME

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	6.30%	6.03%
5-year period ended 12-31-20	—	7.42%
10-year period ended 12-31-20	—	6.52%
Since Inception of Class through 12-31-20(3)	5.15%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (A)(B)(C)	13		$—	*

Casinos & Gaming – 2.4%
New Cotai Participation Corp., Class B (A)(C)(D)	3,073		15,029
Studio City International Holdings Ltd. ADR (A)	343		4,073
Studio City International Holdings Ltd. ADR (A)(D)	141		1,678

			20,780

Education Services – 0.7%
Laureate Education, Inc., Class A (A)	443		6,445

Total Consumer Discretionary – 3.1%			27,225
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (A)(B)(C)(D)	12		—	*

Food Distributors – 0.0%
ASG Warrant Corp. (A)(C)(D)	1		—	*

Total Consumer Staples – 0.0%			—	*
Energy
Coal & Consumable Fuels – 0.4%
Foresight Energy L.P. (A)(C)(D)	186		3,065

Oil & Gas Drilling – 0.1%
KCA Deutag UK Finance plc (A)(B)(C)	27		1,098
Vantage Drilling Co., Units (A)	—	*	1

			1,099

Oil & Gas Equipment & Services – 0.0%
Larchmont Resources LLC (A)(B)(C)(D)(E)	1		40
McDermott International, Inc. (A)(C)	21		—	*
McDermott International, Inc. (A)	399		323

			363

Oil & Gas Exploration & Production – 0.2%
Bellatrix Exploration Ltd. (A)(B)(C)	436		—	*
California Resources Corp. (A)	38		903
EP Energy Corp. (A)(D)	21		744
Sabine Oil & Gas Corp. (A)(C)(D)	—	*	4

			1,651

Total Energy – 0.7%			6,178
Health Care

Pharmaceuticals – 0.0%
Advanz Pharma Corp. (A)(B)	35		152

Total Health Care – 0.0%			152

COMMON STOCKS (Continued)	Shares	Value
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (C)(D)	1,605	$10

Total Industrials – 0.0%		10
Materials

Diversified Metals & Mining – 0.0%
Westmoreland Coal Co. (A)	29	100

Total Materials – 0.0%		100

TOTAL COMMON STOCKS – 3.8%		$33,665
(Cost: $56,058)

INVESTMENT FUNDS
Registered Investment Companies – 3.9%
Invesco Senior Loan ETF	424	9,450
iShares iBoxx $ High Yield Corporate Bond ETF	290	25,317

		34,767

TOTAL INVESTMENT FUNDS – 3.9%		$34,767
(Cost: $33,375)

PREFERRED STOCKS
Energy

Oil & Gas Exploration & Production – 0.9%
Targa Resources Corp., 9.500% (A)(D)	8	8,122

Total Energy – 0.9%		8,122

TOTAL PREFERRED STOCKS – 0.9%		$8,122
(Cost: $8,416)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
California Resources Corp., expires 10-27-24 (G)	8	31

TOTAL WARRANTS – 0.0%		$31
(Cost: $674)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 0.7%
Advantage Sales & Marketing, Inc., 6.500%, 11-15-28 (H)	$5,840	6,176

Broadcasting – 1.2%
Clear Channel International B.V., 6.625%, 8-1-25 (H)	572	603
Clear Channel Outdoor Holdings, Inc., 5.125%, 8-15-27 (H)	5,508	5,563

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Broadcasting (Continued)
Clear Channel Worldwide Holdings, Inc., 9.250%, 2-15-24	$3,979	$4,029

		10,195

Cable & Satellite – 6.4%
Altice France Holding S.A.:
10.500%, 5-15-27 (H)	12,589	14,131
6.000%, 2-15-28 (H)	10,750	10,887
Altice France S.A.:
7.375%, 5-1-26 (H)	1,673	1,761
8.125%, 2-1-27 (H)	7,213	7,952
CCO Holdings LLC and CCO Holdings Capital Corp.,
5.000%, 2-1-28 (H)	4,233	4,476
CSC Holdings LLC,
5.750%, 1-15-30 (H)	1,372	1,504
DISH DBS Corp.:
5.875%, 11-15-24	1,610	1,688
7.750%, 7-1-26	2,821	3,158
7.375%, 7-1-28	741	789
Ligado Networks LLC (15.500% Cash or 15.500% PIK), 15.500%, 11-1-23 (H)(I)	4,968	4,819
VTR Comunicaciones S.p.A., 5.125%, 1-15-28 (H)	1,379	1,469
VTR Finance B.V.,
6.375%, 7-15-28 (H)	2,826	3,088

		55,722

Integrated Telecommunication Services – 5.0%
Cablevision Lightpath LLC,
5.625%, 9-15-28 (H)	1,225	1,282
Consolidated Communications, Inc., 6.500%, 10-1-28 (H)	2,423	2,592
Frontier Communications Corp.:
6.875%, 1-15-25 (F)	6,315	3,063
11.000%, 9-15-25 (F)	8,236	4,324
5.875%, 10-15-27 (H)	3,860	4,174
6.750%, 5-1-29 (H)	1,507	1,612
Northwest Fiber LLC,
10.750%, 6-1-28 (H)	957	1,091
West Corp., 8.500%, 10-15-25 (H)	18,737	18,121
Windstream Escrow LLC,
7.750%, 8-15-28 (H)	7,618	7,671

		43,930

Interactive Media & Services – 0.2%
Cars.com, Inc.,
6.375%, 11-1-28 (H)	1,560	1,656

Publishing – 0.3%
MDC Partners, Inc., 6.500%, 5-1-24 (H)	2,381	2,414

Wireless Telecommunication Service – 2.7%
Digicel Group Ltd.,
8.750%, 5-25-24 (H)(J)	1,651	1,733
Digicel Group Ltd.
(5.000% Cash and 3.000% PIK), 8.000%, 4-1-25 (H)(I)	585	306

44	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (Continued)
Digicel Group Ltd.
(7.000% Cash or 7.000% PIK), 7.000%, 10-1-2168 (H)(I)	$543	$149
Digicel International Finance Ltd.:
8.750%, 5-25-24 (H)	9,626	10,107
8.000%, 12-31-26 (H)	539	451
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK),
10.000%, 4-1-24 (I)	5,234	4,685
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK),
13.000%, 12-31-25 (H)(I)	716	727
Digicel Ltd.,
6.750%, 3-1-23 (H)	7,056	5,460

		23,618

Total Communication Services – 16.5%		143,711
Consumer Discretionary
Apparel Retail – 0.6%
Abercrombie & Fitch Management Co. (GTD by Abercrombie & Fitch Co.),
8.750%, 7-15-25 (H)	2,594	2,882
L Brands, Inc.:
9.375%, 7-1-25 (H)	673	828
6.625%, 10-1-30 (H)	1,541	1,714

		5,424

Auto Parts & Equipment – 0.0%
Tenneco, Inc.,
7.875%, 1-15-29 (H)	157	176

Automotive Retail – 1.2%
Asbury Automotive Group, Inc.:
4.500%, 3-1-28	2,532	2,639
4.750%, 3-1-30	4,451	4,774
Ken Garff Automotive LLC,
4.875%, 9-15-28 (H)	770	801
Lithia Motors, Inc.,
4.375%, 1-15-31 (H)	1,236	1,326
Sonic Automotive, Inc.,
6.125%, 3-15-27	1,198	1,262

		10,802

Casinos & Gaming – 3.1%
Boyd Gaming Corp.,
4.750%, 12-1-27	2,089	2,170
Colt Merger Sub, Inc.:
6.250%, 7-1-25 (H)	2,963	3,155
8.125%, 7-1-27 (H)	4,631	5,127
Everi Payments, Inc.,
7.500%, 12-15-25 (H)	3,511	3,643
Gateway Casinos & Entertainment Ltd.,
8.250%, 3-1-24 (H)	2,450	2,303
Golden Nugget, Inc.,
6.750%, 10-15-24 (H)	7,026	6,975
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
7.000%, 5-15-28 (H)	282	303
7.250%, 11-15-29 (H)	282	310

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming (Continued)
Wynn Macau Ltd.:
4.875%, 10-1-24 (H)	$855	$866
5.500%, 10-1-27 (H)	2,301	2,387

		27,239

Department Stores – 0.5%
Nordstrom, Inc.:
4.375%, 4-1-30	2,223	2,189
5.000%, 1-15-44	2,125	1,987

		4,176

Hotels, Resorts & Cruise Lines – 1.5%
Boyne USA, Inc.,
7.250%, 5-1-25 (H)	931	976
Carnival Corp.:
11.500%, 4-1-23 (H)	1,783	2,062
10.500%, 2-1-26 (H)	339	395
7.625%, 3-1-26 (H)	788	858
9.875%, 8-1-27 (H)	1,525	1,754
NCL Corp. Ltd.:
12.250%, 5-15-24 (H)	2,920	3,504
10.250%, 2-1-26 (H)	1,805	2,112
5.875%, 3-15-26 (H)	784	826
POWDR Corp.,
6.000%, 8-1-25 (H)	756	796

		13,283

Internet & Direct Marketing Retail – 1.0%
Arches Buyer, Inc.:
4.250%, 6-1-28 (H)	4,719	4,779
6.125%, 12-1-28 (H)	4,179	4,315

		9,094

Leisure Facilities – 0.8%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC:
5.375%, 4-15-27	2,451	2,506
6.500%, 10-1-28 (H)	1,235	1,339
Live Nation Entertainment, Inc.,
4.750%, 10-15-27 (H)	2,679	2,750
Six Flags Theme Parks, Inc.,
7.000%, 7-1-25 (H)	297	321

		6,916

Specialized Consumer Services – 0.5%
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10-1-28 (H)	2,311	2,511
5.875%, 10-1-30 (H)	1,926	2,179

		4,690

Specialty Stores – 4.2%
Academy Ltd.,
6.000%, 11-15-27 (H)	3,902	4,087
Guitar Center Escrow Issuer II, Inc.,
8.500%, 1-15-26 (H)	157	163
Michaels Stores, Inc.:
8.000%, 7-15-27 (H)	4,039	4,342
4.750%, 10-1-27 (H)	771	790

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK),
10.000%, 8-15-26 (H)(I)	$210	$207
Party City Holdings, Inc.
(6-Month U.S. LIBOR plus 500 bps),
5.750%, 7-15-25 (H)(K)	389	350
Staples, Inc.:
7.500%, 4-15-26 (H)	18,924	19,762
10.750%, 4-15-27 (H)	7,355	7,318

		37,019

Total Consumer Discretionary — 13.4%		118,819
Consumer Staples
Packaged Foods & Meats – 2.1%
JBS USA LLC and JBS USA Finance, Inc.,
5.750%, 6-15-25 (H)	4,650	4,801
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2-15-28 (H)	3,115	3,500
Pilgrim’s Pride Corp.:
5.750%, 3-15-25 (H)	881	904
5.875%, 9-30-27 (H)	3,082	3,343
Simmons Foods, Inc.,
5.750%, 11-1-24 (H)	5,981	6,108

		18,656

Total Consumer Staples – 2.1%		18,656
Energy
Oil & Gas Drilling – 0.3%
KCA Deutag UK Finance plc, 9.875%, 12-1-25	1,339	1,388
Offshore Drilling Holding S.A., 8.375%, 9-20-20 (F)(H)(L)	8,682	1,042

		2,430

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc.,
8.750%, 11-1-23 (H)	1,917	853

Oil & Gas Exploration & Production – 3.4%
Ascent Resources Utica Holdings LLC and ARU Finance Corp.,
8.250%, 12-31-28 (H)	157	157
Bellatrix Exploration Ltd.,
8.500%, 9-11-23 (F)	1,022	—	*
Bellatrix Exploration Ltd.
(3.000% Cash or 9.500% PIK),
9.500%, 12-15-23 (F)(I)	1,113	—	*
Continental Resources, Inc.,
5.750%, 1-15-31 (H)	1,574	1,747
Crownrock L.P.,
5.625%, 10-15-25 (H)	8,707	8,881
Endeavor Energy Resources L.P.,
5.500%, 1-30-26 (H)	2,453	2,517

2020	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Endeavor Energy Resources L.P. and EER Finance, Inc.,
6.625%, 7-15-25 (H)	$1,803	$1,929
Laredo Petroleum, Inc.:
9.500%, 1-15-25	4,262	3,708
10.125%, 1-15-28 (J)	2,841	2,415
QEP Resources, Inc.,
5.625%, 3-1-26	191	209
Seven Generations Energy Ltd.:
6.750%, 5-1-23 (H)	5,646	5,710
5.375%, 9-30-25 (H)	2,523	2,567

		29,840

Oil & Gas Refining & Marketing – 2.0%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.125%, 10-1-24	1,081	622
Comstock Escrow Corp.,
9.750%, 8-15-26	11,276	12,093
CVR Energy, Inc.,
5.250%, 2-15-25 (H)	1,512	1,459
PBF Holding Co. LLC:
9.250%, 5-15-25 (H)	3,006	2,948
6.000%, 2-15-28	1,420	811

		17,933

Oil & Gas Storage & Transportation – 0.4%
Crestwood Midstream Partners L.P. and Crestwood Midstream Finance Corp.,
6.250%, 4-1-23	1,517	1,521

Rattler Midstream L.P.,
5.625%, 7-15-25 (H)	1,506	1,591

		3,112

Total Energy – 6.2%		54,168
Financials

Consumer Finance – 0.4%
Alliance Data Systems Corp.,
4.750%, 12-15-24 (H)	3,840	3,878

Financial Exchanges & Data – 0.7%
Refinitiv U.S. Holdings, Inc.,
8.250%, 11-15-26 (H)	5,889	6,426

Insurance Brokers – 2.9%
Ardonagh Midco 2 plc,
11.500%, 1-15-27 (H)(J)	6,277	6,701
NFP Corp.,
6.875%, 8-15-28 (H)	17,409	18,587

		25,288

Investment Banking & Brokerage – 0.5%
INTL FCStone, Inc.,
8.625%, 6-15-25 (H)	3,787	4,118

Property & Casualty Insurance – 0.8%
Amwins Group, Inc.,
7.750%, 7-1-26 (H)	2,530	2,717

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance (Continued)
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK),
7.625%, 10-15-25 (H)(I)	$3,896	$4,159

		6,876

Specialized Finance – 1.7%
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7-15-27 (H)	5,496	6,073
Compass Group Diversified Holdings LLC,
8.000%, 5-1-26 (H)	8,003	8,403

		14,476

Thrifts & Mortgage Finance – 0.7%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6-15-25 (H)	5,937	6,086

Total Financials – 7.7%		67,148
Health Care

Health Care Facilities – 2.2%
Providence Service Corp. (The),
5.875%, 11-15-25 (H)	2,329	2,463
RegionalCare Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12-1-26 (H)	8,103	8,934
Surgery Center Holdings, Inc.,
10.000%, 4-15-27 (H)(J)	7,296	8,062

		19,459

Health Care Services – 0.6%
Heartland Dental LLC,
8.500%, 5-1-26 (H)	4,714	4,867

Health Care Technology – 1.1%
Verscend Holding Corp.,
9.750%, 8-15-26 (H)	8,552	9,268

Pharmaceuticals – 1.8%
Advanz Pharma Corp.,
8.000%, 9-6-24	430	429
Bausch Health Cos., Inc.:
9.250%, 4-1-26 (H)	2,264	2,524
8.500%, 1-31-27 (H)	5,239	5,827
P&L Development LLC and PLD Finance Corp.,
7.750%, 11-15-25 (H)	3,902	4,195
Par Pharmaceutical, Inc.,
7.500%, 4-1-27 (H)	2,871	3,115

		16,090

Total Health Care – 5.7%		49,684
Industrials

Aerospace & Defense – 4.8%
TransDigm UK Holdings plc,
6.875%, 5-15-26	2,821	2,980

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.500%, 7-15-24	$6,077	$6,185
6.500%, 5-15-25	1,162	1,194
6.375%, 6-15-26	2,490	2,577
7.500%, 3-15-27	2,673	2,853
5.500%, 11-15-27	6,936	7,292
Wolverine Escrow LLC:
8.500%, 11-15-24 (H)	7,697	7,343
9.000%, 11-15-26 (H)	11,228	10,628
13.125%, 11-15-27 (H)	847	682

		41,734

Building Products – 0.1%
CP Atlas Buyer, Inc.,
7.000%, 12-1-28 (H)	803	833

Diversified Support Services – 0.3%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (H)	3,901	2,848

Security & Alarm Services – 0.5%
APX Group, Inc. (GTD by APX Group Holdings, Inc.),
7.625%, 9-1-23	2,172	2,253
Prime Security Services Borrower LLC and Prime Finance, Inc.,
6.250%, 1-15-28 (H)	2,132	2,289

		4,542

Total Industrials – 5.7%		49,957
Information Technology

Application Software – 1.1%
J2 Global, Inc.,
4.625%, 10-15-30 (H)	926	977
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.:
5.000%, 12-31-26 (H)	2,411	2,513
7.000%, 12-31-27 (H)	5,974	6,255

		9,745

Electronic Equipment & Instruments – 0.6%
NCR Corp.:
5.750%, 9-1-27 (H)	755	802
5.000%, 10-1-28 (H)	2,287	2,413
6.125%, 9-1-29 (H)	966	1,070
5.250%, 10-1-30 (H)	762	817

		5,102

IT Consulting & Other Services – 0.1%
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4-15-25 (H)	739	879
7.375%, 9-1-25 (H)	306	332

		1,211

Technology Hardware, Storage & Peripherals – 0.3%
Brightstar Escrow Corp.,
9.750%, 10-15-25 (H)	2,136	2,283

Total Information Technology – 2.1%		18,341

46	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Aluminum – 0.1%
Constellium SE,
5.625%, 6-15-28 (H)	$1,090	$1,174

Commodity Chemicals – 0.6%
NOVA Chemicals Corp.:
4.875%, 6-1-24 (H)	2,943	3,064
5.250%, 6-1-27 (H)	1,655	1,764

		4,828

Construction Materials – 1.3%
Hillman Group, Inc. (The),
6.375%, 7-15-22 (H)	11,252	11,168

Metal & Glass Containers – 0.3%
ARD Finance S.A. (6.500% Cash or 7.250% PIK),
6.500%, 6-30-27 (H)(I)	2,110	2,252
HudBay Minerals, Inc.,
7.625%, 1-15-25 (H)	611	635

		2,887

Total Materials – 2.3%		20,057
Real Estate

Real Estate Operating Companies – 0.0%
Service Properties Trust,
5.500%, 12-15-27	315	344

Total Real Estate – 0.0%		344

TOTAL CORPORATE DEBT SECURITIES – 61.7%		$540,885
(Cost: $532,414)

LOANS(K)
Communication Services

Advertising – 0.6%
Advantage Sales & Marketing, Inc.,
0.000%, 10-28-27 (M)	5,406	5,381

Broadcasting – 0.7%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
3.714%, 8-21-26	6,531	6,275

Integrated Telecommunication Services – 3.0%
Consolidated Communications, Inc. (ICE LIBOR plus 475 bps),
5.750%, 10-2-27	3,077	3,087
Northwest Fiber LLC (ICE LIBOR plus 550 bps),
5.653%, 5-1-27	6,572	6,583
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.000%, 10-10-24	14,767	14,275

LOANS(K) (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
Windstream Services LLC (ICE LIBOR plus 625 bps),
7.250%, 9-21-27	$2,694	$2,630

		26,575

Publishing – 0.2%
Recorded Books, Inc. (ICE LIBOR plus 425 bps),
4.395%, 8-31-25	2,242	2,226

Wireless Telecommunication Service – 0.8%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
3.510%, 5-27-24	7,847	7,157

Total Communication Services – 5.3%		47,614
Consumer Discretionary

Apparel Retail – 0.4%
Talbots, Inc. (The) (ICE LIBOR plus 700 bps),
8.000%, 11-28-22	3,763	2,810
TRLG Intermediate Holdings LLC,
10.000%, 10-27-22 (F)	1,517	664

		3,474

Automotive Retail – 0.1%
Midas Intermediate Holdco II LLC,
0.000%, 12-22-25 (M)	628	636

Casinos & Gaming – 0.1%
New Cotai LLC (14.000% Cash or 14.000% PIK),
14.000%, 9-10-25 (I)	831	839

Internet & Direct Marketing Retail – 0.5%
CNT Holdings I Corp. (ICE LIBOR plus 375 bps),
7.500%, 11-8-27	1,940	1,937
CNT Holdings I Corp. (ICE LIBOR plus 675 bps),
7.500%, 11-6-28 (C)	2,060	2,091

		4,028

Leisure Facilities – 0.6%
United PF Holdings LLC (ICE LIBOR plus 400 bps),
4.254%, 12-30-26	4,242	3,958
United PF Holdings LLC (ICE LIBOR plus 850 bps),
9.500%, 11-12-26 (C)	941	938

		4,896

Restaurants – 0.2%
NPC International, Inc. (ICE LIBOR plus 750 bps),
8.500%, 4-18-25 (F)	3,326	200
Zaxby’s Operating Co. L.P. (1-Month ICE LIBOR plus 650 bps),
7.250%, 12-9-28 (C)	1,335	1,348

		1,548

LOANS(K) (Continued)	Principal	Value
Specialized Consumer Services – 0.2%
Asurion LLC (ICE LIBOR plus 600 bps),
6.647%, 8-4-25	$1,748	$1,759

Specialty Stores – 2.8%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps):
0.000%, 10-16-23 (M)	2,420	2,324
6.000%, 10-16-23	6,162	5,919
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
10.250%, 5-21-24	3,971	3,605
Party City Holdings, Inc.,
0.000%, 8-19-22 (M)	158	146
Party City Holdings, Inc. (ICE LIBOR plus 250 bps),
3.250%, 8-19-22.	5,848	5,397
Staples, Inc. (ICE LIBOR plus 500 bps),
5.214%, 4-12-26	6,000	5,800
Woof Holdings LLC (1-Month ICE LIBOR plus 725 bps),
8.000%, 12-16-28	544	545
Woof Holdings LLC (ICE LIBOR plus 375 bps),
4.500%, 12-16-27	880	878

		24,614

Textiles – 0.5%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
4.397%, 6-15-25	4,176	4,136

Total Consumer Discretionary – 5.4%		45,930
Energy

Coal & Consumable Fuels – 0.3%
Foresight Energy LLC (ICE LIBOR plus 800 bps),
9.500%, 6-29-27	1,556	1,788
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
9.250%, 3-15-22	331	297
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3-15-29 (C)(I)	2,172	869

		2,954

Oil & Gas Equipment & Services – 0.2%
Larchmont Resources LLC (8.000% Cash or 8.000% PIK),
11.000%, 8-9-21 (C)(E)(I)	778	312
McDermott Technology Americas, Inc.
(ICE LIBOR plus 400 bps),
1.146%, 6-30-25	909	589
McDermott Technology
Americas, Inc.
(ICE LIBOR plus 500 bps),
0.000%, 5-10-25 (F)(M)	3,050	503

		1,404

2020	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

LOANS(K) (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 0.4%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
5.260%, 3-1-26	$5,985	$4,122

Total Energy – 0.9%		8,480
Financials

Asset Management & Custody Banks – 0.5%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
6.897%, 7-20-26	4,048	4,048

Property & Casualty Insurance – 0.9%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
4.647%, 2-28-25	8,761	8,455

Specialized Finance – 0.5%
Gulf Finance LLC (ICE LIBOR plus 525 bps),
6.250%, 8-25-23	6,001	4,512
Lealand Finance Co. B.V.,
0.000%, 6-30-24 (C)(M)	23	18
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps),
3.146%, 6-30-24 (C)	72	58

		4,588

Total Financials – 1.9%		17,091
Health Care

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc. (ICE LIBOR plus 325 bps),
4.250%, 8-31-24	3,253	3,193
Surgery Center Holdings, Inc. (ICE LIBOR plus 800 bps),
9.000%, 8-31-24	335	343

		3,536

Health Care Services – 1.9%
Heartland Dental LLC
(ICE LIBOR plus 375 bps),
3.647%, 4-30-25	6,756	6,581
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
5.188%, 6-26-26	10,857	10,789

		17,370

Pharmaceuticals – 0.2%
Concordia International Corp.
(ICE LIBOR plus 550 bps),
6.500%, 9-6-24	1,430	1,395

Total Health Care – 2.5%		22,301
Industrials

Building Products – 0.5%
CP Atlas Buyer, Inc. (1-Month ICE LIBOR plus 450 bps),
5.250%, 11-23-27	4,451	4,457

LOANS (K) (Continued)	Principal	Value
Construction & Engineering – 0.1%
WaterBridge Midstream Operating LLC,
0.000%, 6-21-26 (M)	$314	$269
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps),
6.750%, 6-21-26	833	712

		981

Industrial Conglomerates – 1.8%
PAE Holding Corp. (ICE LIBOR plus 450 bps),
5.250%, 10-19-27	15,523	15,542

Industrial Machinery – 1.8%
Form Technologies LLC,
0.000%, 1-28-22 (M)	1,750	1,654
Form Technologies LLC (ICE LIBOR plus 325 bps),
4.250%, 1-28-22	2,994	2,829
Form Technologies LLC (ICE LIBOR plus 850 bps),
9.500%, 1-30-23 (C)	13,614	11,402

		15,885

Total Industrials – 4.2%		36,865
Information Technology

Application Software – 0.9%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
8.000%, 9-19-25	1,376	1,381
Kronos Acquisition Holdings, Inc.,
0.000%, 12-17-26 (M)	5,882	5,875
Ultimate Software Group, Inc. (The) (ICE LIBOR plus 675 bps),
7.500%, 5-3-27	744	764

		8,020

Communications Equipment – 1.1%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
4.652%, 11-30-25	9,152	8,254
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
8.902%, 11-30-26	2,920	1,463

		9,717

Data Processing & Outsourced Services – 1.8%
Cardtronics USA, Inc. (ICE LIBOR plus 400 bps),
5.000%, 6-29-27	2,375	2,371
CommerceHub, Inc. (1-Month ICE LIBOR plus 400 bps),
4.750%, 12-2-27	2,935	2,931
CommerceHub, Inc. (1-Month ICE LIBOR plus 700 bps),
7.750%, 12-2-28	3,112	3,120

LOANS (K) (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
8.250%, 5-1-25	$3,429	$2,673
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
4.000%, 5-1-24	5,271	4,920

		16,015

Internet Services & Infrastructure – 0.5%
Informatica LLC,
7.125%, 2-25-25	4,147	4,212

IT Consulting & Other Services – 0.6%
Milano Acquisition Corp. (ICE LIBOR plus 400 bps),
4.750%, 10-1-27	4,998	4,990

Total Information Technology – 4.9%		42,954
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
4.147%, 5-31-25	5,951	5,919

Total Materials – 0.7%		5,919

TOTAL LOANS – 25.8%		$227,154
(Cost: $240,464)

SHORT-TERM SECURITIES	Shares
Money Market Funds(O) – 5.3%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.030% (N)	6,310	6,310
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	40,426	40,426

		46,736

TOTAL SHORT-TERM SECURITIES – 5.3%		$46,736
(Cost: $46,736)

TOTAL INVESTMENT SECURITIES – 101.4%		$891,360
(Cost: $918,137)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.4)%		(11,891)

NET ASSETS – 100.0%		$879,469

48	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At December 31, 2020, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares		Cost	Value
ASG Warrant Corp.	6-14-18	1		$72	$—	*
BIS Industries Ltd.	12-22-17	1,605		151	10
EP Energy Corp.	10-1-20	21		410	744
Foresight Energy L.P.	6-30-20 -9-8-20	186		3,639	3,065
Larchmont Resources LLC	12-8-16	1		340	40
New Cotai Participation Corp., Class B	9-29-20	3,073		28,520	15,029
Pinnacle Agriculture Enterprises LLC	7-17-20	12		2,083	—	*
Sabine Oil & Gas Corp.	12-7-16	—	*	11	4
Studio City International Holdings Ltd. ADR	8-5-20	141		2,200	1,678
Targa Resources Corp., 9.500%	10-24-17	8		8,416	8,122

				$45,842	$28,692

The total value of these securities represented 3.3% of net assets at December 31, 2020.

(E)	Deemed to be an affiliate due to the Portfolio owning at least 5% of the voting securities.

(F)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(G)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $452,748 or 51.5% of net assets.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	All or a portion of securities with an aggregate value of $8,521 are on loan.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(L)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2020.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Investment made with cash collateral received from securities on loan.

(O)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$12,196	$—	$15,029
Consumer Staples	—	—	—	*
Energy	1,227	744	4,207
Health Care	—	152	—
Industrials	—	—	10
Materials	—	100	—
Total Common Stocks	$13,423	$996	$19,246

2020	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	HIGH INCOME (in thousands)

DECEMBER 31, 2020

	Level 1	Level 2	Level 3
Investment Funds	$34,767	$—	$—
Preferred Stocks	—	8,122	—
Warrants	31	—	—
Corporate Debt Securities	—	540,885	—
Loans	—	210,118	17,036
Short-Term Securities	46,736	—	—
Total	$94,957	$760,121	$36,282

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks		Corporate Debt Securities	Loans
Beginning Balance 1-1-20	$350	$—	*	$2,640	$20,995
Net realized gain (loss)	—	—		(2,412)	9
Net change in unrealized appreciation (depreciation)	(14,375)	—		3,934	(2,239)
Purchases	28,520	—		—	6,508
Sales	—	—	*	(4,162)	(6,624)
Amortization/Accretion of premium/discount	—	—		—	(127)
Transfers into Level 3 during the period	4,751	—		—	14,026
Transfers out of Level 3 during the period	—	—		—	(15,512)
Ending Balance 12-31-20	$19,246	$—		$—	$17,036
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-20	$(14,375)	$—		$(27)	$(2,424)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 12-31-20	Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets

Common Stocks	$15,029	Market approach	Illiquidity discount	10.00%

	3,065	Market approach	Illiquidity discount	30.00%

	1,098	Market approach	Broker quote	N/A

	40	Third-party valuation service	Broker quote	N/A

	10	Market comparable approach	Adjusted EBITDA multiple	4.17X

	4	Market approach	Broker quote	N/A

Loans	17,036	Third-party valuation service	Broker quotes	N/A

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

PIK = Payment In Kind

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

50	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	INTERNATIONAL CORE EQUITY

(UNAUDITED)

John C. Maxwell Catherine L. Murray

Below, John Maxwell, CFA, and Catherine Murray, portfolio managers of Ivy VIP International Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Maxwell has managed the Portfolio since May 2009 and has 29 years of industry experience. Ms. Murray was named co-portfolio manager in January 2017 and was previously an assistant portfolio manager on the Portfolio since 2014. She has 30 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP International Core Equity (Class II shares at net asset value)	7.19%
Benchmark and Morningstar Category
MSCI EAFE Index	7.82%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Morningstar Foreign Large Blend Category Average	9.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

In the face of the sharpest economic downturn in history, markets gained on the year.

The MSCI EAFE Index, the Portfolio’s benchmark, was up 7.8% in 2020 after being down more than 20% in the first quarter of the year. The global pandemic that began with flight, was quickly met with fight as governments and central banks unleashed all stimulus tools at their disposal. After credit markets were sent into a liquidity frenzy, oil prices went negative and equity prices collapsed, global markets eventually began to recover and, in some cases, hit new all-time highs to close 2020.

In addition to the global pandemic, the year was quite eventful. During the fourth quarter of the fiscal year U.S. elections were sorted, Chinese equities continued to face several new road bumps stemming from geopolitics and regulation, and the U.K. finalized a “soft” Brexit. The markets tended to shrug off bad news and celebrate good news as global asset prices continued to climb.

For much of the year, risk appetite for growth stocks continued to increase as a result of two major circumstances: 1) lockdowns across the globe supported tech driven business models and 2) historically low interest rates. The dispersion between growth and value was driven even wider; the MSCI EAFE Growth Index outperformed value by 21.3%. As a result, many potential good investments were left behind.

The worst performing sector for the year was energy, down 27.5%. Financials were also under pressure reflecting economic and credit market uncertainty, and the prospects for lower interest rates for longer. Information technology and materials were the best performing sectors, both up more than 20%. Technology has been a clear winner during the pandemic while materials was driven by higher inflation expectations, which sparked a rally in metals and mining stocks.

From a regional/country standpoint, Japan was the greatest positive driver to returns, while the U.K. dragged on the index amid Brexit concerns. Europe performed slightly better than the index for the year.

Ultimately, markets overcame one of the greatest global economic shocks as governments and central banks signaled they would bridge economies to the other side of the pandemic, giving investors the comfort to invest in risk assets.

Portfolio review

For the fiscal year ended December 31, 2020, the Portfolio posted positive absolute returns but slightly underperformed its benchmark index and Morningstar peer group. Given the wide dispersion between growth and value, we were pleased the Portfolio nearly kept up with our core benchmark given the Portfolio’s tilt toward value. An underweight allocation and good stock selection in financials as well as positive stock selection in industrials and real estate were the greatest overall relative contributors to Portfolio performance. From a country standpoint, stock selection in Hong Kong and the U.K. as well as the Portfolio’s allocation to South Korea contributed positively. Individually, the biggest relative gainers were Samsung Electronics Co. Ltd., Hong Kong Exchanges and Clearing Ltd. and Zozo Inc. Samsung Electronics, a South Korean semiconductor and consumer electronics company, has been gaining market share in key end markets, and we believe is likely to experience a recovery in their key memory chip segment next year. Hong Kong Exchanges, the owner of the

2020	ANNUAL REPORT	51

securities exchange in Hong Kong, has benefited from increased trading and expectations that U.S. delisting rhetoric and actions will continue to drive Chinese companies to list shares in Hong Kong. This position was sold on valuation during the year. Lastly, Zozo, a Japan-based ecommerce company, was helped by the acceleration of ecommerce trends through the pandemic.

Key detractors to relative performance were stock selection in consumer staples and an overweight to energy. An underweight to and stock selection in Japan as well as stock selection in Italy and exposure to India all detracted from performance as well. Key individual detractors included Suncor Energy, Inc., a Canadian oil and gas company that was down with the severe decline in energy prices. This position was sold during the year. Airbus SE, a French aerospace and defense company, pulled back on the impact the pandemic had on travel and commercial aircraft use; however, the company maintains a dominant market position and recovered in the final quarter of the 2020. Lastly, Axis Bank, Ltd., an Indian bank, was down with the economic weakness that hit India as the pandemic took its toll on the country. This position was sold during the year to buy other financial stocks with perceived higher upside potential and better risk/reward during/following the pandemic.

Actions in the Portfolio during the year

The Portfolio had a value tilt throughout the year. As a core strategy, we can tilt toward growth companies when valuations are relatively attractive and toward value when they offer investors the best upside prospects, in our opinion. We took advantage of market volatility in 2020. The pullback presented wider valuation gaps in companies with perceived long-term staying power in both defensive and cyclical areas of the economy. We were actionable in replacing holdings where we felt there was a more attractive risk/reward profile elsewhere.

Current Portfolio themes are:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure

•	Solid and believable dividend yields

•	Forces of market disruption

What we seek

As we move forward, we continue to seek companies we believe are underpriced relative to their prospects and peers in both the growth and value parts of the market. The Portfolio’s defensive/cyclical weighting is slightly tilted toward cyclical. We are also increasingly focused on companies we believe have sustainable competitive advantages or improving industry dynamics that are not appreciated by the market and companies which may be better positioned coming out of the COVID-19 pandemic than they were before the outbreak.

Outlook

The future has become clearer with respect to COVID-19, but many lingering side effects remain, and new factors have entered the equation. Government bond yields are near historic lows and corporate bond yields have dropped to levels unheard of but are starting to rise again in the U.S. with inflation prospects increasing. What are the implications? Massive amounts of fiscal and monetary stimulus have been pumped into the system, does this spark inflation when the global economy is back on solid ground? 2020 propelled a further valuation discrepancy between value and growth. Will this gap narrow? We believe it will.

These scenarios, largely intertwined, carry significance for markets moving forward. Investors have been complacent to anchor in growth stocks without hesitation and embrace greed. This greed has overpowered the possibility of disruption to the status quo. The world has lived with low rates and low growth for so long that the simple idea of anything but this environment appears to many as an impossibility. We believe we are at the point where a reality check is on the horizon. Timing cannot be known for sure, but given the environment and valuations, the performance division of value versus growth could finally begin to re-converge. The risk/reward trade-off, in our opinion, favors a value bias within our core approach. Government bonds with near zero yields, we believe, have no upside and most asset classes that are priced off Government bonds likely have a similar reward profile. For us, we can buy and focus on international value and core stocks that appear to have a real absolute return potential — that is where we are concentrating our efforts.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

52	ANNUAL REPORT	2020

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy VIP International Core Equity.

2020	ANNUAL REPORT	53

PORTFOLIO HIGHTLIGHTS	INTERNATIONAL CORE EQUITY

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	97.0%
Industrials	16.6%
Financials	13.0%
Consumer Discretionary	12.8%
Health Care	12.7%
Consumer Staples	10.5%
Information Technology	7.4%
Communication Services	7.0%
Materials	6.9%
Energy	6.0%
Real Estate	2.5%
Utilities	1.6%
Bonds	1.2%
Other Government Securities	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Country Weightings

Europe	61.5%
France	15.7%
United Kingdom	15.6%
Germany	15.0%
Switzerland	5.2%
Netherlands	3.5%
Other Europe	6.5%
Pacific Basin	28.0%
Japan	13.8%
China	4.1%
Other Pacific Basin	10.1%
North America	7.5%
Canada	5.9%
Other North America	1.6%
South America	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Merck KGaA	Germany	Health Care	Pharmaceuticals
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
DNB ASA	Norway	Financials	Diversified Banks
Airbus SE	France	Industrials	Aerospace & Defense
Legal & General Group plc	United Kingdom	Financials	Life & Health Insurance
Carrefour S.A.	France	Consumer Staples	Hypermarkets & Super Centers
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance
WPP Group plc	United Kingdom	Communication Services	Advertising
ENGIE	France	Utilities	Multi-Utilities

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

54	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INTERNATIONAL CORE EQUITY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	7.19%
5-year period ended 12-31-20	5.41%
10-year period ended 12-31-20	4.78%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Australia

Financials – 1.5%
Australia and New Zealand Banking Group Ltd.	561	$9,837

Materials – 1.6%
Newcrest Mining Ltd.	518	10,333

Total Australia – 3.1%		$20,170
Brazil

Consumer Staples – 1.2%
Ambev S.A.	2,518	7,611

Total Brazil – 1.2%		$7,611
Canada

Consumer Discretionary – 2.4%
Canada Goose Holdings, Inc. (A)(B)	301	8,954
Dollarama, Inc.	163	6,630

		15,584

Energy – 2.3%
Canadian Natural Resources Ltd.	326	7,830
Seven Generations Energy Ltd., Class A (A)	1,408	7,310

		15,140

Materials – 1.2%
Teck Cominco Ltd.	435	7,900

Total Canada – 5.9%		$38,624
China

Consumer Discretionary – 2.0%
Alibaba Group Holding Ltd. (A)	211	6,141
Gree Electric Appliances, Inc. of Zhuhai, A Shares	714	6,805

		12,946

Consumer Staples – 1.0%
Wens Foodstuffs Group Co. Ltd., Class A	2,170	6,090

Materials – 1.1%
Anhui Conch Cement Co. Ltd., H Shares	1,072	6,715

Total China – 4.1%		$25,751
Denmark

Industrials – 1.5%
A.P. Moller – Maersk A/S	3	7,096
A.P. Moller – Maersk A/S, Class A	1	2,731

		9,827

Total Denmark – 1.5%		$9,827

COMMON STOCKS (Continued)	Shares	Value
France

Communication Services – 1.0%
Ubisoft Entertainment S.A. (A)	67	$6,480

Consumer Discretionary – 1.3%
Peugeot S.A.	310	8,503

Consumer Staples – 2.9%
Carrefour S.A.	694	11,877
Pernod Ricard S.A.	36	6,827

		18,704

Energy – 1.0%
Total S.A.(B)	155	6,687

Financials – 1.1%
BNP Paribas S.A.	135	7,131

Industrials – 5.6%
Airbus SE	120	13,118
Compagnie de Saint-Gobain	171	7,848
Schneider Electric S.A.	72	10,410
Vinci	54	5,405

		36,781

Information Technology – 1.2%
Cap Gemini S.A.	52	8,072

Utilities – 1.6%
ENGIE	694	10,638

Total France – 15.7%		$102,996
Germany

Communication Services – 1.1%
Deutsche Telekom AG, Registered Shares	387	7,065

Consumer Staples – 1.0%
Beiersdorf Aktiengesellschaft	59	6,769

Financials – 2.5%
Deutsche Boerse AG	42	7,220
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	30	8,817

		16,037

Health Care – 3.9%
Fresenius Medical Care AG & Co. KGaA	94	7,832
Merck KGaA	103	17,597

		25,429

Industrials – 2.3%
Hochtief Aktiengesellschaft	79	7,674
Siemens AG	49	7,020

		14,694

Information Technology – 1.4%
SAP AG	69	8,918

COMMON STOCKS (Continued)	Shares	Value
Real Estate – 1.5%
Deutsche Wohnen AG	178	$9,489

Total Germany – 13.7%		$88,401
Hong Kong

Financials – 1.8%
AIA Group Ltd.	971	11,838

Total Hong Kong – 1.8%		$11,838
India

Energy – 0.8%
Reliance Industries Ltd.	193	5,241

Total India – 0.8%		$5,241
Japan

Communication Services – 0.8%
Dentsu Group, Inc. (B)	187	5,577

Consumer Discretionary – 3.0%
Sekisui House Ltd.	200	4,064
Subaru Corp.	444	8,892
Zozo, Inc.	264	6,512

		19,468

Consumer Staples – 1.5%
Seven & i Holdings Co. Ltd.	278	9,855

Energy – 1.1%
Inpex Corp. (B)	1,244	6,705

Financials – 1.4%
ORIX Corp.	611	9,405

Health Care – 1.0%
Terumo Corp.	162	6,773

Industrials – 2.5%
ITOCHU Corp.	250	7,189
SMC Corp.	14	8,673

		15,862

Information Technology – 1.5%
Shimadzu Corp.	247	9,616

Real Estate – 1.0%
Mitsubishi Estate Co. Ltd.	406	6,523

Total Japan – 13.8%		$89,784
Netherlands

Consumer Discretionary – 1.5%
Prosus N.V.	89	9,613

Health Care – 1.0%
Koninklijke Philips Electronics N.V., Ordinary Shares	126	6,778

56	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Industrials – 1.0%
Randstad Holding N.V.	103	$6,641

Total Netherlands – 3.5%		$23,032
Norway

Financials – 2.1%
DNB ASA (A)	698	13,672

Total Norway – 2.1%		$13,672
Singapore

Communication Services – 1.2%
Singapore Telecommunications Ltd.	4,384	7,655

Total Singapore – 1.2%		$7,655
South Korea

Industrials – 1.1%
LG Corp. (A)	91	7,367

Information Technology – 2.1%
Samsung Electronics Co. Ltd.	188	14,003

Total South Korea – 3.2%		$21,370
Sweden

Health Care – 0.5%
Getinge AB	129	3,013

Industrials – 1.2%
Epiroc AB, Class A	317	5,769
Epiroc AB, Class B	128	2,154

		7,923

Total Sweden – 1.7%		$10,936
Switzerland

Health Care – 3.8%
Alcon, Inc.	104	6,910
Roche Holdings AG, Genusscheine	50	17,337

		24,247

Industrials – 1.4%
Ferguson plc	71	8,591

Total Switzerland – 5.2%		$32,838
United Kingdom

Communication Services – 2.9%
BT Group plc	4,119	7,424
WPP Group plc	1,063	11,519

		18,943

Consumer Discretionary – 1.3%
Persimmon plc	222	8,375

COMMON STOCKS (Continued)	Shares	Value

Consumer Staples – 2.9%
British American Tobacco plc	233	$8,670
Unilever plc	173	10,355

		19,025

Energy – 0.8%
Technip-Coflexip	310	2,918
TechnipFMC plc (A)	254	2,384

		5,302

Financials – 2.6%
Legal & General Group plc	3,505	12,774
Lloyds Banking Group plc	6,939	3,460

		16,234

Health Care – 2.5%
GlaxoSmithKline plc	528	9,668
GlaxoSmithKline plc ADR	180	6,608

		16,276

Information Technology – 1.2%
Amdocs Ltd.	109	7,727

Materials – 1.4%
Anglo American plc	277	9,139

Total United Kingdom – 15.6%		$101,021

TOTAL COMMON STOCKS – 94.1%		$610,767
(Cost: $547,236)

INVESTMENT FUNDS

United States – 1.6%
SPDR Gold Trust (A)	59	10,472

TOTAL INVESTMENT FUNDS – 1.6%		$10,472
(Cost: $7,631)

PREFERRED STOCKS
Germany

Consumer Discretionary – 1.3%
Volkswagen AG, 2.260%	47	8,776

Total Germany – 1.3%		$8,776

TOTAL PREFERRED STOCKS – 1.3%		$8,776
(Cost: $7,656)

OTHER GOVERNMENT SECURITIES (C)	Principal	Value
Norway – 1.2%
Norway Government Bond 3.750%, 5-25-21 (D)(E)	NOK67,170	$7,942

TOTAL OTHER GOVERNMENT SECURITIES – 1.2%		$7,942
(Cost: $7,588)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 1.7%
State Street Institutional U.S. Government Money Market Fund-Premier Class 0.030%	8,144	8,144
Dreyfus Institutional Preferred Government Money Market Fund-Institutional Shares 0.030% (G)	2,601	2,601

		10,745

TOTAL SHORT-TERM SECURITIES – 1.7%		$10,745
(Cost: $10,745)

TOTAL INVESTMENT SECURITIES – 99.9%		$648,702
(Cost: $580,856)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		716

NET ASSETS – 100.0%		$649,418

2020	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $20,940 are on loan.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (NOK – Norwegian Krone).

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $7,942 or 1.2% of net assets.

(F)	Rate shown is the annualized 7-day yield at December 31, 2020.

(G)	Investment made with cash collateral received from securities on loan.

The following forward foreign currency contracts were outstanding at December 31, 2020:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
U.S. Dollar	37,424	Japanese Yen	3,934,529	1-14-21	Deutsche Bank AG	$685	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$—	$45,720	$—
Consumer Discretionary	15,584	58,905	—
Consumer Staples	—	68,054	—
Energy	17,524	21,551	—
Financials	—	84,154	—
Health Care	8,057	74,459	—
Industrials	—	107,686	—
Information Technology	7,727	40,609	—
Materials	7,900	26,187	—
Real Estate	—	16,012	—
Utilities	—	10,638	—
Total Common Stocks	$56,792	$553,975	$—
Investment Funds	10,472	—	—
Preferred Stocks	—	8,776	—
Other Government Securities	—	7,942	—
Short-Term Securities	10,745	—	—
Total	$78,009	$570,693	$—
Forward Foreign Currency Contracts	$—	$685	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Industrials	16.6%
Financials	13.0%
Consumer Discretionary	12.8%
Health Care	12.7%
Consumer Staples	10.5%
Information Technology	7.4%

Market Sector Diversification (Continued)

Communication Services	7.0%
Materials	6.9%
Energy	6.0%
Real Estate	2.5%
Utilities	1.6%
Other Government Securities	1.2%
Other+	1.8%

+ Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	MID CAP GROWTH

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, co-portfolio managers of Ivy VIP Mid Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Ms. Scott has managed the Portfolio since its inception in 2005 and has 33 years of industry experience. Mr. Brown became co-portfolio manager in October 2016 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Mid Cap Growth (Class II shares at net asset value)	49.00%
Benchmark and Morningstar Category
Russell Midcap Growth Index	35.59%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Morningstar Mid-Cap Growth Category Average	39.26%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Mid-cap growth stocks, as represented by the Russell Midcap Growth Index, the portfolio’s benchmark, gained 35.59% for the 12-month period ended December 31, 2020. Ivy VIP Mid Cap Growth posted a 49.00% return for the measurement period, soundly beating the benchmark as well as the peer category average.

Contributors and detractors

During the measurement period, all sectors in the index and Portfolio posted positive returns, except for energy, which suffered from global shelter-in-place mandates. Sector overweight and underweight allocations were an overall detractor to the Portfolio’s relative performance to the benchmark; however, stock selection — the expected primary driver of returns for the strategy — more than made up for the negative performance, netting out to an overall outperformance for the portfolio of 14.87% during the time period measured.

The strongest sector contribution to relative outperformance where we had exposure came from information technology, followed by industrials, consumer discretionary, health care, financials, consumer staples and materials. Real estate was additive due to our lack of exposure to the underperforming sector. Detractors to performance where we had exposure came from energy and communication services and utilities by way of no holdings in a very small allocation within the index. Equity options detracted significantly from performance by way of exposure throughout the calendar year to portfolio insurance in lieu of raising excess cash. While there was tremendous uncertainty throughout the period due to significant macroeconomic disruptions, the market largely shrugged off the uncertainty and thus, the portfolio insurance was not needed. Cash, as would be expected in a strong market environment, while at the lower range of our historical norms, was also a drag on performance.

Information technology was the largest allocation and strongest relative contributor within the Portfolio for the measurement period. As the sector outperformed within the index, our underweight position detracted to relative outperformance while our stock selection more than offset the underweight as the strongest returns to the Portfolio. The top three relative contributors to performance were in the information technology sector: Twilio, Inc., DocuSign, Inc, and Square, Inc. Twilio, a company that provides cloud-based business communication consolidation and aggregation platform tools, posted a 241.26% gain to the Portfolio for the year as businesses increasingly look to communicate with customers across multiple platforms. DocuSign, a company that provides cloud-based electronic signature options, posted a 201.33% return to the Portfolio for the year. Our thesis for DocuSign revolves around a very large market of both contractual and internal approval processes that can be greatly enhanced with the company’s platform. Social distancing and work-from-home mandates provided an incremental tailwind to what we already believed to be a strong growth opportunity. Shelter-in-place mandates also benefitted e-commerce facilitation companies like Square, Inc., as consumers were still buying, but doing so from the comfort and isolation of their homes. Square is a credit card payment processing solutions company that helps businesses with an entire ecosystem of payment processing, not just at point of sale. Square posted a 247.89% gain to the Portfolio in 2020. As the year progressed, we remained actively engaged in monitoring valuation risk of these names and we have trimmed position sizes accordingly. We have taken gains in each name while maintaining exposure to what we deem to be strong business models. Coherent, Inc., a small allocation and standout underperformer in the Portfolio, was sold midyear as we grew concerned that growth was not accruing to the company as we had expected given what should have been a clear driver from organic light-emitting diode (OLED) smartphone screen adoption.

2020	ANNUAL REPORT	59

Health care, the second largest sector in the Portfolio was a contributor by way of both allocation and stock selection during the year. DexCom, Inc., a leading app-based continuous glucose monitoring manufacturer serving diabetic patients, was a strong performer to the Portfolio as adoption of its more complete and less invasive Type II diabetes monitoring hardware and ecosystem ramped up. Abiomed, Inc. was a standout in 2020 as it announced Food and Drug Administration (FDA) approval of the first in-human trial of the company’s expandable cardiac power (ECP) heart pump, the world’s smallest heart pump.

Consumer discretionary was a third largest sector with the strong stock selection outweighing the slight negative relative contribution of the overweight to the sector. Standout performers for the period were Chipotle Mexican Grill, Inc., Tractor Supply Company and MercadoLibre, Inc. Chipotle, a top-three holding in the Portfolio, had another strong year despite the pandemic, leveraging the ongoing focus on its omnichannel presence as touchless dining become so important in 2020. While other restaurants closed, Chipotle was able to continue to operate at a respectable level, while announcing some needed store consolidation measures. Tractor Supply, a farm and ranch supply retailer, benefitted from home improvement projects brought on by shelter-in-place mandates as well as an internal initiative to optimize usage of each store’s side lots. MercadoLibre, an off-benchmark Central and South American focused e-commerce platform was also a standout for the period. We continue to hold Chipotle as a top holding in the Portfolio but have chosen to sell and take profit from both Tractor Supply and MercadoLibre as we felt the risk reward for potential growth at current valuations was too high.

Industrials, the fourth largest sector in the Portfolio as well as the largest overweight to the benchmark, was a drag on relative performance based on allocation but was the second highest overall contributor to relative performance due to stock selection, with standout holdings such as Trex Company, Inc. and CoStar Group, Inc. Trex, a market leader in composite decking solutions, benefitted from shelter-in-place mandates, as new work-from-home participants began to look around the house for projects they could undertake to improve their environment. CoStar Group is the leading provider of real estate data, analytics and marketplace listing platforms, including Apartments.com. It has a defensible franchise of mainly subscription-based revenue that continues to grow with solid management execution. Off-benchmark holding Middleby Corp. has been a disappointing detractor from overall performance on the year, but it rallied in the fourth quarter with news of two COVID-19 vaccines. Middleby designs and manufactures foodservice equipment and we are choosing to stay the course with the company because of its durable financials, strong management execution, desirable product set and long-term growth potential.

Overweight exposure to the financials sector had a small negative contribution to relative performance. Stock selection, however, more than offset the negative allocation effect. The benchmark is comprised of 23 small allocations in this sector, yet our exposure comes from two off-benchmark holdings, SVB Financial Group and First Republic Bank, and one significant overweight, MarketAxess Holdings, Inc. The standout for the Portfolio in the period was MarketAxess, a growing electronic trading platform for fixed-income securities.

Materials was a slight detractor to performance as an overweight position added to relative returns from stock selection. Strong performance came from Scotts Miracle-Gro Co., a lawn, garden and hydroponics provider, which continues to benefit from work-from-home trends. This strong performance was offset by underperforming Axalta Coating Systems, which we sold after struggling to assess the firm’s longer-term strategy coupled with a tough macroeconomic environment for coatings companies.

Communication services was again the largest relative detractor for the period. We continue to gain exposure to this sector through a total of two names, Twitter, Inc. and Electronic Arts, Inc. (which is not held in the benchmark). While both Twitter and Electronic Arts posted solid positive absolute results on the period and both were relative contributors to overall performance, it was our lack of exposure to names like Roku, Spotify and Pinterest that created the drag on overall relative performance.

Our one holding in the consumer staples sector, Hershey Foods Corp., underperformed the sector within the index for the period. The Portfolio was sufficiently underweight this solid returning sector, our allocation detracted and our stock selection was a push.

We continue to have no exposure to the real estate and utilities sectors, which are de minimis in the benchmark, and we eliminated our small exposure to the energy sector at midyear.

Market conditions and outlook

Outlooks are point-in-time assessments, a look at the future today, and as has been made abundantly clear over the past year, they exist to be challenged, rethought and rewritten. Still, outlooks are a useful tool for organizing thoughts, communicating expectations, and forcing a framework for actions should any need be taken. The abiding principles of our outlook in all that we do all year, every year, and not just at the beginning of the year, are that “well-valued stocks of

60	ANNUAL REPORT	2020

companies with growing streams of cash flow derived from innovation and strong management execution are key to wealth creation;” “markets go up more than they go down,” and, outside of stock picking, “the outlook that matters most is the one that figures out when the broad corporate profit cycle is determinedly inflecting into or out of a recession.” We witnessed a serious pandemic-wrought corporate profit recession in 2020, one that few would have predicted as it was swiftly and steeply discounted by gobsmacked investors. The recovery, also not well predicted, was almost as swiftly and steeply discounted to a market upside that has broken records. We believe this may be indicating economic growth and prosperity beyond previous expectations as world economies emerge and heal from the impact of the pandemic, but also carried along by government stimulus and interest rate maneuvering. At the same time, impressive innovation in life sciences, business and consumer technology, green energy, and many other areas has captured the imagination of professional and retail investors alike, driving the valuations of many companies to dizzying levels. So where does this leave us? We offer a series of predictions:

•	World economies should continue to recover and grow as vaccine distributions allow them to emerge from the pandemic lockdowns.

•	The strength of the recovery is overestimated as the underlying economic damage may be deeper than we appreciate.

•	This will be a year where the market takes a breather to digest the spectacular gains and sturdy valuations achieved over the last half of 2020.

•

Return compositions will be such that some stocks perform quite well as many companies regain earnings power in a broad economic recovery, while stocks of companies that over earned during the pandemic struggle to appreciate further or even give up some value.

•	Many technology and health care companies will experience a soft spot in demand in 2021 after a surprisingly robust 2020. Stock valuations could be at risk as a result.

•

Inflation and interest rate expectations will be too low as a result of persistent supply chain disruptions related to the lockdowns and to a strong generational demand for housing in an under-inventoried market.

•	The Federal Reserve will continue to be supportive, but could possibly lag in its response to demand, inflation and interest rate pressures.

While stock picking is always key to our process and performance, it will be paramount in this environment as we seek to manage valuation risk in the Portfolio, while investing in durable growers, both secularly and cyclically.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate exactly with the corresponding securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Mid Cap Growth.

2020	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS	MID CAP GROWTH

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	96.2%
Information Technology	31.7%
Health Care	21.6%
Industrials	15.6%
Consumer Discretionary	12.2%
Financials	6.6%
Communication Services	4.2%
Materials	3.1%
Consumer Staples	1.2%
Purchased Options	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.7%

Top 10 Equity Holdings

Company	Sector	Industry
CoStar Group, Inc.	Industrials	Research & Consulting Services
Chipotle Mexican Grill, Inc., Class A	Consumer Discretionary	Restaurants
MarketAxess Holdings, Inc.	Financials	Financial Exchanges & Data
Twilio, Inc., Class A	Information Technology	Internet Services & Infrastructure
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
Monolithic Power Systems, Inc.	Information Technology	Semiconductors
DocuSign, Inc.	Information Technology	Application Software
Teradyne, Inc.	Information Technology	Semiconductor Equipment
DexCom, Inc.	Health Care	Health Care Equipment
Fastenal Co.	Industrials	Trading Companies & Distributors

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

62	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	MID CAP GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	49.37%	49.00%
5-year period ended 12-31-20	—	22.57%
10-year period ended 12-31-20	—	15.22%
Since Inception of Class through 12-31-20(3)	27.03%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.7%
Electronic Arts, Inc.	131	$18,778

Interactive Media & Services – 1.5%
Twitter, Inc. (A)	185	10,014

Total Communication Services – 4.2%		28,792

Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.0%
Canada Goose Holdings, Inc. (A)(B)	208	6,184
lululemon athletica, Inc. (A)	22	7,818

		14,002

Auto Parts & Equipment – 1.4%
BorgWarner, Inc.	250	9,650

Department Stores – 0.6%
Nordstrom, Inc. (B)	119	3,710

General Merchandise Stores – 1.8%
Dollar Tree, Inc. (A)	80	8,640
Ollie’s Bargain Outlet Holdings, Inc. (A)	46	3,782

		12,422

Restaurants – 3.3%
Chipotle Mexican Grill, Inc., Class A (A)	16	22,687

Specialty Stores – 3.1%
National Vision Holdings, Inc. (A)	171	7,749
Ulta Beauty, Inc. (A)	48	13,670

		21,419

Total Consumer Discretionary – 12.2%		83,890

Consumer Staples

Packaged Foods & Meats – 1.2%
Hershey Foods Corp.	54	8,285

Total Consumer Staples – 1.2%		8,285

Financials

Financial Exchanges & Data – 2.9%
MarketAxess Holdings, Inc.	34	19,601

Regional Banks – 3.7%
First Republic Bank	85	12,529
SVB Financial Group (A)	34	13,137

		25,666

Total Financials – 6.6%		45,267

COMMON STOCKS (Continued)	Shares	Value
Health Care

Biotechnology – 2.7%
Genmab A.S. ADR (A)	195	$7,944
Seattle Genetics, Inc. (A)	61	10,606

		18,550

Health Care Equipment – 10.5%
Abiomed, Inc. (A)	42	13,541
DexCom, Inc. (A)	44	16,114
Edwards Lifesciences Corp. (A)	116	10,550
Envista Holdings Corp. (A)	238	8,031
Glaukos Corp. (A)	89	6,684
Intuitive Surgical, Inc. (A)	14	11,172
Masimo Corp. (A)	24	6,559

		72,651

Health Care Services – 1.4%
Laboratory Corp. of America Holdings (A)	48	9,672

Health Care Supplies – 0.9%
Align Technology, Inc. (A)	11	6,115

Health Care Technology – 2.7%
Cerner Corp.	143	11,243
Teladoc Health, Inc. (A)	36	7,148

		18,391

Life Sciences Tools & Services – 3.4%
10x Genomics, Inc., Class A (A)	27	3,839
Agilent Technologies, Inc.	72	8,473
Maravai LifeSciences Holdings, Inc., Class A (A)	147	4,112
TECHNE Corp.	23	7,320

		23,744

Total Health Care – 21.6%		149,123

Industrials

Building Products – 4.4%
A. O. Smith Corp.	189	10,341
Trane Technologies plc	54	7,769
Trex Co., Inc. (A)	144	12,078

		30,188

Industrial Machinery – 3.5%
IDEX Corp.	52	10,335
Middleby Corp. (A)	108	13,928

		24,263

Research & Consulting Services – 5.5%
CoStar Group, Inc. (A)	26	23,629
TransUnion	147	14,592

		38,221

Trading Companies & Distributors – 2.2%
Fastenal Co.	304	14,860

Total Industrials – 15.6%		107,532

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 8.4%
DocuSign, Inc. (A)	78	$17,263
Guidewire Software, Inc. (A)	96	12,314
Paycom Software, Inc. (A)	18	8,003
Tyler Technologies, Inc. (A)	26	11,398
Zendesk, Inc. (A)	61	8,720

		57,698

Communications Equipment – 1.5%
Arista Networks, Inc. (A)	37	10,656

Data Processing & Outsourced Services – 1.1%
Square, Inc., Class A (A)	35	7,616

Electronic Components – 1.7%
II-VI, Inc. (A)	157	11,896

Electronic Equipment & Instruments – 2.6%
Keysight Technologies, Inc. (A)	106	13,944
Novanta, Inc. (A)	33	3,930

		17,874

Internet Services & Infrastructure – 2.8%
Twilio, Inc., Class A (A)	56	19,041

Semiconductor Equipment – 3.2%
Brooks Automation, Inc.	82	5,550
Teradyne, Inc.	141	16,845

		22,395

Semiconductors – 7.4%
Marvell Technology Group Ltd.	198	9,392
Microchip Technology, Inc.	96	13,301
Monolithic Power Systems, Inc.	50	18,171
Universal Display Corp.	43	9,991

		50,855

Systems Software – 3.0%
CrowdStrike Holdings, Inc., Class A (A)	52	11,034
Palo Alto Networks, Inc. (A)	26	9,414

		20,448

Total Information Technology – 31.7%		218,479

Materials

Fertilizers & Agricultural Chemicals – 1.7%
Scotts Miracle-Gro Co. (The)	59	11,691

Specialty Chemicals – 1.4%
RPM International, Inc.	108	9,773

Total Materials – 3.1%		21,464

TOTAL COMMON STOCKS – 96.2%		$662,832
(Cost: $367,990)

64	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2020

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
Invesco QQQ Trust,
Put $300.00, Expires 1-15-21, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	1,743	174	$400
iShares Russell 2000 ETF,
Put $188.00, Expires 1-15-21, OTC (Ctrpty: Citibank N.A.)	619	62	121
Marvell Technology Group Ltd.,
Call $45.00, Expires 1-15-21, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	687	69	222
SPDR S&P MidCap 400 ETF Trust:
Put $400.00, Expires 1-15-21, OTC (Ctrpty: Citibank N.A.)	649	65	123
Put $405.00, Expires 1-15-21, OTC (Ctrpty: Citibank N.A.)	650	65	195
Twitter, Inc.,
Call $54.00, Expires 1-22-21, OTC (Ctrpty: Citibank N.A.)	918	92	213

TOTAL PURCHASED OPTIONS – 0.1%			$1,274
(Cost: $2,291)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds(D) – 4.3%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.030% (C)	4,040	$4,040
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	25,397	25,397

		29,437

TOTAL SHORT-TERM SECURITIES – 4.3%		$29,437
(Cost: $29,437)

TOTAL INVESTMENT SECURITIES – 100.6%		$693,543
(Cost: $399,718)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(3,984)

NET ASSETS – 100.0%		$689,559

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $7,018 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at December 31, 2020.

2020	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS	MID CAP GROWTH (in thousands)

DECEMBER 31, 2020

The following written options were outstanding at December 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Invesco QQQ Trust	JPMorgan Chase Bank N.A.	Put	1,743	174	January 2021	$262.00	$145	$(34)
iShares Russell 2000 ETF	Citibank N.A.	Put	619	62	January 2021	164.00	36	(10)
Marvell Technology Group Ltd.	JPMorgan Chase Bank N.A.	Put	687	69	January 2021	35.00	134	(6)
	JPMorgan Chase Bank N.A.	Call	687	69	January 2021	55.00	31	(9)
SPDR S&P MidCap 400 ETF Trust	Citibank N.A.	Put	1,299	130	January 2021	355.00	91	(45)

							$437	$(104)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$662,832	$—	$—
Purchased Options	—	1,274	—
Short-Term Securities	29,437	—	—
Total	$692,269	$1,274	$—
Liabilities
Written Options	$—	$104	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	NATURAL RESOURCES

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy VIP Natural Resources, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Ginther has managed the Portfolio since 2013 and has 25 years of industry experience. Mr. Wolverton has managed the Portfolio since 2016 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Natural Resources (Class II shares at net asset value)	-11.99%
Benchmark and Morningstar Category
S&P North American Natural Resources Sector Index	-19.01%
(generally reflects the performance of the energy and materials stocks in North America)
Morningstar Natural Resources Category Average	16.37%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Energy continued to lag

No other area of the market has struggled as much as energy over the past several years, and 2020 was no exception. Energy was the worst performing sector of the market, and this was the fourth straight year of underperformance versus the broader market. The sector continued to face an array of short- and long-term headwinds that contributed to this negative performance. The most significant issue was the loss of demand triggered by the COVID-19 pandemic. Perhaps no industry was harder hit than energy. The work-from-home explosion and the subsequent decline in personal and business travel caused a severe downturn in oil demand, resulting in a significantly oversupplied market. Amazingly, the price of oil even went negative for a brief period of time due to lack of available storage; a truly unprecedented event. As the year progressed, the price of oil recovered to around the marginal cost of supply as demand recovered. However, oil demand exited 2020 still below pre-pandemic levels. After a very volatile year, the price of oil ended at around $48 per barrel after entering 2020 around $61 per barrel.

On the supply side, the industry spent much of the calendar year reducing production, while also reducing capital spending and headcount. In short, companies went into survival mode, and consolidation began to take place with several mergers. A number of companies did not survive and filed for bankruptcy. OPEC did its part by reducing supply by 10 million barrels per day in April. Lastly, many refineries chose to permanently close in order to rationalize supply of oil products. All of these actions helped stabilize the market, but excess supply capacity still remains.

Outside of the pandemic issues, the energy industry also continued to face headwinds from longer-term uncertainty. Namely, the push by governments around the world to reduce carbon emissions has put a target on the back of fossil fuel energy producers. The increase in energy production from renewable sources continued to progress in 2020, taking share from traditional fossil fuels. This energy transition remains a threat to future price and volume for many energy companies.

The materials sector fared much better than energy, even outperforming the broader market. Precious metals were a big contributor to this performance. Deflationary conditions and falling bond yields provided a strong environment for gold and other precious metals equities to perform well. In other areas, copper and iron ore prices appreciated as emerging market demand held strong and supply chains were disrupted by the pandemic. In addition, various specialty chemical companies and packaging companies saw strong demand from the stay-at-home trend.

Portfolio positioning

The Portfolio had a negative return for the measurement period but outperformed its benchmark, the S&P North American Natural Resources Sector Index, while underperforming its category average. The Portfolio held an underweight position to the energy sector and overweight position to the materials sector compared to its benchmark. The Portfolio averaged about 34% energy exposure for the year, with the remainder in materials. This energy weighting was reduced materially from the previous 2019 measurement period.

2020	ANNUAL REPORT	67

Globally, the energy sector significantly underperformed the materials sector during 2020, with energy significantly underperforming the overall market and materials slightly outperforming the overall market. Generally, more defensive names outperformed in energy, as did companies with high-quality balance sheets. Overweight positions in alternative energy, other metals, railroads, chemicals and utilities contributed to positive relative performance. Underweight positions in several energy sub-sectors also contributed to positive relative performance. Contributions to negative relative performance included an overweight position in refining and underweight positions in precious metals, construction materials, packaging and forest products.

The Portfolio’s five greatest contributors to performance relative to the benchmark in the measurement period were an underweight position in Exxon Mobil Corp. and overweight positions in Enphase Energy, Inc., Rio Tinto plc, Southern Copper Corp. and Canadian Pacific Railway Ltd. Exxon is not a holding of the Portfolio.

The five greatest relative detractors were Newmont Corp., Freeport-McMoRan Inc., Halliburton Co., Franco-Nevada Corp. and Williams Companies Inc. Freeport-McMoRan Inc., Halliburton Co. and Williams Companies, Inc. are no longer holdings.

The return to normalization or a new normal?

Since the announcement of COVID-19 vaccines, energy equities have rebounded strongly. Despite that move, energy equities remain far below pre-pandemic levels. We believe the path forward in 2021 will depend on supply restraint from energy companies/OPEC, as well as the pace of demand recovery.

With regard to demand, we expect leisure travel will recover and resume growth throughout the coming year. We also expect many more businesses will resume on-premise work arrangements, which would improve work commute travel demand. It remains unclear if employers will permanently embrace work from home for employees, but it seems reasonable that at least some percentage of workers going forward will be working from home rather than commuting. Even with sequentially improving demand recovery, we think getting back to pre-pandemic demand levels is likely a second half of 2021 or 2022 event.

On the supply side, U.S. oil production is forecasted to be lower in 2021. OPEC production is also expected to be down from the previous year but will likely be increasing sequentially throughout 2021 as demand recovers. Overall, reduced capacity and consolidation by energy companies should help regulate supply increases. In addition, energy companies are under considerable pressure from investors to not spend free cash flow on additional growth. As oil prices improve, it is unknown whether these companies will maintain discipline, but we believe that it is a necessary condition in order to be rewarded by investors. We will focus on increasing positions in the energy space with companies that maintain discipline and focus on returns over growth.

From a macroeconomic level, the outlook for the natural resource space is improving. After facing crippling deflation for most of 2020, the economic backdrop has shifted to reflation. Historically, this has been positive for commodity demand and prices. The highest demand growth for commodities is mostly driven by emerging markets. This makes commodity prices dependent on currency movements, particularly in the U.S. dollar. Government stimulus remains high as the world digs out from slower economic growth and high-debt levels. This could continue to put more downward pressure on the U.S. dollar, which would likely be supportive for emerging market and commodity demand. Many governments have signaled a desire for higher inflation and will implement policies to encourage that to happen. If successful, we believe natural resource equities are positioned well to see improved performance in the coming year. The Portfolio is focusing on companies across the natural resources landscape that we think can deliver above market returns on capital, with disciplined capital allocation and strong balance sheets.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

68	ANNUAL REPORT	2020

Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Natural Resources.

2020	ANNUAL REPORT	69

PORTFOLIO HIGHLIGHTS	NATURAL RESOURCES

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	98.7%
Materials	44.5%
Energy	36.4%
Industrials	8.1%
Consumer Staples	4.2%
Utilities	3.8%
Information Technology	1.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.3%

Country Weightings

North America	76.1%
United States	62.9%
Canada	13.2%
Europe	13.7%
United Kingdom	6.5%
France	4.6%
Other Europe	2.6%
Pacific Basin	6.0%
Other	1.6%
South America	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
BHP Group plc	Australia	Materials	Diversified Metals & Mining
Barrick Gold Corp.	Canada	Materials	Gold
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Total S.A. ADR	France	Energy	Integrated Oil & Gas
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing
Canadian Pacific Railway Ltd.	Canada	Industrials	Railroads
Union Pacific Corp.	United States	Industrials	Railroads
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

70	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	NATURAL RESOURCES

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	-11.99%
5-year period ended 12-31-20	-1.17%
10-year period ended 12-31-20	-5.82%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	NATURAL RESOURCES (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Australia

Materials – 3.2%
BHP Group plc	90	$2,386

Total Australia – 3.2%		$2,386
Brazil

Energy – 1.3%
Petroleo Brasileiro S.A. – Petrobras ADR	83	935

Total Brazil – 1.3%		$935
Canada

Energy – 1.7%
Cameco Corp.	20	264
Canadian Natural Resources Ltd.	39	937

		1,201

Industrials – 2.8%
Canadian Pacific Railway Ltd.	6	2,047

Materials – 8.7%
Agnico-Eagle Mines Ltd.	14	978
Barrick Gold Corp.	98	2,236
Franco-Nevada Corp.	14	1,814
Kirkland Lake Gold Ltd.	9	366
Wheaton Precious Metals Corp.	27	1,125

		6,519

Total Canada – 13.2%		$9,767
France

Energy – 2.8%
Total S.A. ADR	50	2,114

Materials – 1.8%
L Air Liquide S.A.	8	1,318

Total France – 4.6%		$3,432
Germany

Utilities – 1.1%
RWE Aktiengesellschaft	19	813

Total Germany – 1.1%		$813
Hong Kong

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (A)(B)	1,900	—	*

Total Hong Kong – 0.0%		$—	*
India

Energy – 2.8%
Reliance Industries Ltd.	80	2,124

Total India – 2.8%		$2,124

COMMON STOCKS (Continued)	Shares	Value
Portugal

Energy – 1.5%
Galp Energia SGPS S.A., Class B	106	$1,118

Total Portugal – 1.5%		$1,118
South Africa

Materials – 1.6%
Mondi plc	52	1,208

Total South Africa – 1.6%		$1,208
United Kingdom

Materials – 6.5%
Anglo American plc	39	1,304
Croda International plc	14	1,223
Rio Tinto plc	32	2,397

		4,924

Total United Kingdom – 6.5%		$4,924
United States

Consumer Staples – 4.2%
Bunge Ltd.	25	1,622
Tyson Foods, Inc.	23	1,497

		3,119

Energy – 26.3%
Cabot Oil & Gas Corp.	75	1,226
Chevron Corp.	20	1,675
Concho Resources, Inc.	25	1,473
Diamondback Energy, Inc.	33	1,587
Enterprise Products Partners L.P.	75	1,472
EOG Resources, Inc.	43	2,140
Magellan Midstream Partners L.P.	31	1,325
Marathon Petroleum Corp.	37	1,511
Parsley Energy, Inc., Class A	106	1,501
Phillips 66	43	2,976
Schlumberger Ltd.	41	889
Valero Energy Corp.	34	1,946

		19,721

Industrials – 5.3%
Union Pacific Corp.	10	2,025
Waste Management, Inc.	13	1,563
Xylem, Inc.	4	390

		3,978

Information Technology – 1.7%
Enphase Energy, Inc. (A)	7	1,298

Materials – 22.7%
Air Products and Chemicals, Inc.	6	1,541
Albemarle Corp.	5	711
AptarGroup, Inc.	7	972
Avery Dennison Corp.	10	1,527
Ball Corp.	14	1,348
Ecolab, Inc.	5	1,085
FMC Corp.	14	1,606
Newmont Corp.	13	773

COMMON STOCKS (Continued)	Shares	Value

Materials – (Continued)
Packaging Corp. of America	11	$1,509
PPG Industries, Inc.	9	1,304
Scotts Miracle-Gro Co. (The)	2	387
Sherwin-Williams Co. (The)	2	1,554
Southern Copper Corp.	30	1,935
Steel Dynamics, Inc.	20	727

		16,979

Utilities – 2.7%
American Water Works Co., Inc.	4	658
NextEra Energy, Inc.	18	1,401

		2,059

Total United States – 62.9%		$47,154

TOTAL COMMON STOCKS – 98.7%		$73,861
(Cost: $77,365)

SHORT-TERM SECURITIES
Money Market Funds (C) – 1.8%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	1,370	1,370

TOTAL SHORT-TERM SECURITIES – 1.8%		$1,370
(Cost: $1,370)

TOTAL INVESTMENT SECURITIES – 100.5%		$75,231
(Cost: $78,735)

LIABILITIES, NET OF CASH AND OTHER ASSETS (D) – (0.5)%		(409)

NET ASSETS – 100.0%		$74,822

72	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	NATURAL RESOURCES (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities whose value was determined using significant unobservable inputs.

(C)	Rate shown is the annualized 7-day yield at December 31, 2020.

(D)	Cash of $310 has been pledged as collateral on OTC forward foreign currency contracts.

The following forward foreign currency contracts were outstanding at December 31, 2020:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	3,532	U.S. Dollar	4,177	1-14-21	Morgan Stanley International	$—	$139
British Pound	5,202	U.S. Dollar	6,782	1-14-21	UBS AG	—	333

						$—	$472

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Staples	$3,119	$—	$—
Energy	23,971	3,242	—
Industrials	6,025	—	—
Information Technology	1,298	—	—
Materials	23,498	9,836	—	*
Utilities	2,059	813	—
Total Common Stocks	$59,970	$13,891	$—	*
Short-Term Securities	1,370	—	—
Total	$61,340	$13,891	$—	*
Liabilities
Forward Foreign Currency Contracts	$—	$472	$—

During the year ended December 31, 2020, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

Market Sector Diversification

(as a % of net assets)
Materials	44.5%
Energy	36.4%
Industrials	8.1%
Consumer Staples	4.2%
Utilities	3.8%
Information Technology	1.7%
Other+	1.3%

+ Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	73

MANAGEMENT DISCUSSION	SCIENCE AND TECHNOLOGY

(UNAUDITED)

Zachary H. Shafran

Bradley J. Warden

Below, Zachary Shafran and Bradley Warden, portfolio managers of Ivy VIP Science and Technology, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Shafran has managed the Portfolio since 2001 and has 32 years of industry experience. Mr. Warden was named portfolio manager in October 2016 and was previously an assistant portfolio manager on the Portfolio since 2014. He has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Science and Technology (Class II)	35.36%
Benchmark(s) and Morningstar Category
S&P North American Technology Sector Index	45.15%
(generally reflects the performance of U.S. science and technology stocks)
Morningstar Technology Category Average	55.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

An unprecedented year

Fiscal year 2020 was historic in virtually every way possible. The COVID-19 pandemic consumed our lives and drove innovation across the globe as we were forced to adapt, virtually overnight, to entirely different social, work and education environments. Portions of the economy shuttered, while other areas thrived in this new reality. In spite of COVID-19’s tragic consequences and economic shutdowns, the equity and fixed-income markets proved resilient and gained strength through the year. This strength may largely be attributed to extremely accommodative financial policies, including direct stimulus payments, along with technological innovation that made it possible to continue commerce.

As the pandemic hit in the first quarter of 2020, coordinated fiscal and monetary policies caused a V-shaped recovery in financial markets. Despite millions of job losses and drastic economic hits, the markets responded favorably due to all-time low interest rates and Federal Reserve (Fed) policy that promised easy monetary policy far into the future, even beyond signs of improvement. With a low rate environment and technology-enabling companies at the forefront, growth stocks continued to pace the market.

Globally, the U.S.-China relationship remained tense, with the U.S. government eventually adding more Chinese companies to its black list, as entities of the Chinese government. Within technology, the U.S. prohibited semiconductor and other suppliers from selling to China’s Huawei Technologies on grounds of national security and intellectual property theft. Additionally, the Trump administration blamed China for the COVID-19 virus pandemic, further straining the relationship between the countries.

Divisive politics were pervasive over the course of 2020. President Donald Trump found himself at the center of controversy regarding his administration’s handling of the COVID-19 pandemic, along with the country’s various responses to virus hot-spots. The country was prepared for an ugly election season, but the runoffs in Georgia’s Senate elections and the president’s consistent claim that the election was stolen created new levels of political dissent. The market continued its advance following the election of Joe Biden, and although the Senate went Democratic following the runoff, the majority is razor thin and the market consensus, for the time being, is that any extremely progressive tax policies remain off the table.

Within a massive pandemic, global tensions, and a toxic political environment, technology saw incredible amounts of innovation. A vaccine was developed within a month of sequencing the COVID-19 virus and approved globally within a year — an unprecedented accomplishment. Many companies went immediately to a work-from-home mandate to protect their workers and, despite some early challenges, most companies recognized the change was not nearly as disruptive as expected. Companies like Zoom Video Communications, Inc., Amazon, Inc. and DoorDash, Inc. became critical to daily work and school. In essence, many innovative tools saw accelerated adoption as a result of the pandemic, changing not only how we currently operate on a daily basis, but altering the path of the future. The ability to adapt to an unforeseen circumstance and thrive continues to be the promise of innovation and technology.

During the fiscal year, information technology stocks performed well with the Portfolio’s benchmark advancing 45.2%. Within information technology, the internet, software, and semiconductor subsectors made significant positive contributions to performance. In addition to these subsectors, other areas like hardware and interactive media added positively, illustrating the broad market strength across the technology sector.

74	ANNUAL REPORT	2020

On the health care front, company stocks that benefited from the COVID-19 pandemic saw significant stock price appreciation. The U.S. presidential election caused the usual consternation over the potential for policy changes with a potential new administration. Overall, the small majority in Congress made for a lower likelihood of more progressive health care policy that might negatively impact public company stocks.

Positions in IT services and software drove relative underperformance

The Portfolio underperformed its technology-only benchmark and Morningstar peer group average during the fiscal year. Underperformance in the Portfolio’s technology exposure was primarily driven by positions in Euronet Worldwide, Inc., WNS Holdings Ltd., ACI Worldwide, Inc., and Aspen Technology, Inc. An underweight position in Amazon.com, Inc. and not holding PayPal Holdings Inc. negatively impacted relative returns as well.

Health care is not represented in the benchmark, so the Portfolio’s allocation to the sector is an important distinction when comparing performance metrics. In the fiscal year, the Portfolio’s health care allocation was a marginal positive contributor to relative performance, with outperformance in biotechnology offset by underperformance in health care technology. Within biotechnology, Moderna, Inc. was the greatest positive contributor.

The Portfolio maintained a mid-single-digit cash position while repositioning during the market selloff and rebound which negatively contributed to relative performance. Additionally, the Portfolio used derivatives over the reporting period, but the usage had no material impact on Portfolio performance.

Portfolio positioning

While we recognize the challenges facing a world in the midst of a pandemic, we are excited about the innovation and growth that we continue to see. Despite our relative underperformance in fiscal year 2020, we remain convinced that the Portfolio is positioned to outperform over our targeted three-plus year time horizon. We believe the extremely low interest rate environment has inflated valuations of some of the most expensive technology stocks to unsustainable levels. We remain committed to ensuring current valuations appropriately reflect the current and future opportunities for the stocks in the Portfolio.

The Portfolio had approximately 59.4% of its equity exposure in the information technology sector, as of Dec. 31, 2020. The overall exposure in information technology is more appropriately assessed by including the communication services sector, which includes many companies previously in the information technology sector. The Portfolio had approximately 12.6% of its equity assets in the communication services sector as of Dec. 31, 2020, for a total of 72% of assets exposed to the information technology and communications services sectors.

As of the fiscal year end, roughly 15% of the Portfolio’s equity assets were in the health care sector. In developing markets, as the standard of living increases, we continue to believe the demand for quality health care should increase. In our view, biotechnology, health care information technology systems and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we continue to focus particular attention to companies in those areas. Companies in the Portfolio, like Moderna, Inc., reflect our investment interests where a new technology (mRNA) can have enormous impacts on health care (COVID-19 vaccine). We believe the next few years should continue to be constructive for biotechnology company stocks and we remain well invested within this health care subsector.

The Portfolio’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary subsector (largely Amazon), make up the remainder of the Portfolio’s equity composition. At the end of the fiscal year, the Portfolio’s cash position was 3.3% of net assets. We almost always have some cash on hand to take advantage of opportunities that may present themselves.

Watching areas of stretched valuations as the economy reopens

As we look forward to fiscal 2021, we see pockets of technology where valuations concern us. We believe growth and earnings will remain strong and improve as the world begins to see widespread COVID-19 vaccinations and economies reopen. In spite of these positive financial metrics, we believe that rising interest rates and the potential for increasing inflation expectations in the middle and back half of 2021 could put pressure on stock multiples in segments of both information technology and health care. We remain diligent in assessing the appropriate valuations of names in the Portfolio.

Broadly, we expect more muted political rhetoric as President Donald Trump exits office. We expect additional regulatory scrutiny on some of the key information technology companies, including Facebook, Inc., Alphabet, Inc. (Google), Amazon, Inc. and Apple, Inc. on the relative power these companies wield in economic markets and communication. Globally, we think China will remain a key area of concern and of opportunity. We will carefully balance our investments impacted by China with expectations around both growth and the Chinese government’s strong-handed style of capitalism.

2020	ANNUAL REPORT	75

Company management teams we speak with have expressed optimism about new trends in areas like artificial intelligence and electric vehicles, along with the increased use of technology in old economy areas like industrials. We will be prudent in balancing growth with valuations, as we believe there are many potential investment opportunities — especially in biotechnology, data and semiconductors — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures.

As always, we continue to carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe should continue to provide investment opportunities for the Portfolio.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a portfolio that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Science and Technology.

76	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	SCIENCE AND TECHNOLOGY

ALL DATA AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	64.9%
Health Care	13.8%
Communication Services	12.4%
Consumer Discretionary	6.7%
Real Estate	1.4%
Industrials	0.3%
Materials	0.2%
Warrants	0.0%
Bonds	0.1%
Corporate Debt Securities	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

Country Weightings

North America	80.6%
United States	80.6%
Pacific Basin	10.2%
India	3.6%
Other Pacific Basin	6.6%
Europe	8.9%
Netherlands	3.9%
Germany	3.5%
Other Europe	1.5%
Other	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Facebook, Inc., Class A	United States	Communication Services	Interactive Media & Services
Micron Technology, Inc.	United States	Information Technology	Semiconductors
QUALCOMM, Inc.	United States	Information Technology	Semiconductors
Aspen Technology, Inc.	United States	Information Technology	Application Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
ASML Holding N.V., NY Registry Shares	Netherlands	Information Technology	Semiconductor Equipment
ACI Worldwide, Inc.	United States	Information Technology	Application Software
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	77

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SCIENCE AND TECHNOLOGY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	35.70%	35.36%
5-year period ended 12-31-20	—	20.80%
10-year period ended 12-31-20	—	17.09%
Since Inception of Class through 12-31-20(3)	24.90%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

78	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 12.4%
Alphabet, Inc., Class A (A)	9	$16,277
Alphabet, Inc., Class C (A)	9	16,180
Facebook, Inc., Class A (A)	150	40,847
IAC/InterActiveCorp (A)	25	4,797
Snap, Inc., Class A (A)	39	1,969
Tencent Holdings Ltd. (B)	55	3,950

		84,020

Total Communication Services – 12.4%		84,020
Consumer Discretionary

Internet & Direct Marketing Retail – 6.5%
Alibaba Group Holding Ltd. ADR (A)	75	17,408
Amazon.com, Inc. (A)	8	26,668

		44,076

Specialized Consumer Services – 0.2%
Uber Technologies, Inc. (A)	32	1,632

Total Consumer Discretionary – 6.7%		45,708
Health Care

Biotechnology – 9.5%
CRISPR Therapeutics AG (A)	65	10,010
Evogene Ltd. (A)(C)	137	644
Ionis Pharmaceuticals, Inc. (A)	139	7,881
Moderna, Inc. (A)	136	14,160
Sarepta Therapeutics, Inc. (A)	60	10,267
Vertex Pharmaceuticals, Inc. (A)(D)	90	21,314

		64,276

Health Care Technology – 4.3%
Cerner Corp.	278	21,824
Teladoc Health, Inc. (A)	37	7,361

		29,185

Total Health Care – 13.8%		93,461
Industrials

Trucking – 0.3%
Lyft, Inc., Class A (A)	40	1,940

Total Industrials – 0.3%		1,940
Information Technology

Application Software – 10.7%
ACI Worldwide, Inc. (A)	637	24,495
Aspen Technology, Inc. (A)	212	27,656
NVIDIA Corp.	17	9,077
Palantir Technologies, Inc. (A)(C)	157	3,688
salesforce.com, Inc. (A)	33	7,405

		72,321

Data Processing & Outsourced Services – 7.9%
Euronet Worldwide, Inc. (A)	142	20,607
Fiserv, Inc. (A)	75	8,582
WNS (Holdings) Ltd. ADR (A)	338	24,346

		53,535

COMMON STOCKS (Continued)	Shares	Value
Electronic Equipment & Instruments – 0.6%
Keysight Technologies, Inc. (A)	32	$4,188

Semiconductor Equipment – 3.9%
ASML Holding N.V., NY Registry Shares	54	26,355

Semiconductors – 23.4%
Infineon Technologies AG (B)	626	23,906
Microchip Technology, Inc.	80	11,045
Micron Technology, Inc. (A)	511	38,405
ON Semiconductor Corp. (A)	167	5,454
QUALCOMM, Inc.	220	33,451
Semtech Corp. (A)	135	9,720
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	117	12,749
Universal Display Corp.	105	24,061

		158,791

Systems Software – 10.7%
Microsoft Corp.	283	63,034
ServiceNow, Inc. (A)	17	9,585

		72,619

Technology Hardware, Storage & Peripherals – 7.7%
Apple, Inc.	316	41,978
Samsung Electronics Co. Ltd. (B)	140	10,460

		52,438

Total Information Technology – 64.9%		440,247
Materials

Fertilizers & Agricultural Chemicals – 0.2%
Marrone Bio Innovations, Inc. (A)	1,241	1,552

Total Materials – 0.2%		1,552
Real Estate

Specialized REITs – 1.4%
QTS Realty Trust, Inc., Class A	155	9,610

Total Real Estate – 1.4%		9,610

TOTAL COMMON STOCKS – 99.7%		$676,538
(Cost: $279,772)

WARRANTS
Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 3-15-21 (E)(F)	38	19
Marrone Bio Innovations, Inc., expires 12-15-21 (E)(F)	32	16

		35

TOTAL WARRANTS – 0.0%		$35
(Cost: $—)

CORPORATE DEBT SECURITIES	Principal	Value
Materials

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc.,
8.000%, 12-31-22 (E)	$288	$298

Total Materials – 0.1%		298

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$298
(Cost: $288)

SHORT-TERM SECURITIES	Shares
Money Market Funds(H) – 0.8%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.030% (G)	4,387	4,387
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	947	947

		5,334

TOTAL SHORT-TERM SECURITIES – 0.8%		$5,334
(Cost: $5,334)

TOTAL INVESTMENT SECURITIES – 100.6%		$682,205
(Cost: $285,394)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(3,838)

NET ASSETS – 100.0%		$678,367

2020	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $4,279 are on loan.

(D)	All or a portion of securities with an aggregate value of $71 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(E)	Restricted securities. At December 31, 2020, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$288	$287	$298

		Shares
Marrone Bio Innovations, Inc., expires 3-15-21	8-20-15 – 5-1-20	38	$—	$19
Marrone Bio Innovations, Inc., expires 12-15-21	8-20-15 – 5-1-20	32	$—	$16

			$287	$333

The total value of these securities represented 0.0% of net assets at December 31, 2020.

(F)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following written options were outstanding at December 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
ACI Worldwide, Inc.	N/A	Call	191	19	January 2021	$40.00	$17	$(11)
Palantir Technologies, Inc.	JPMorgan Chase Bank N.A.	Call	1,566	157	January 2021	35.00	361	(23)

							$378	$(34)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$80,070	$3,950	$—
Consumer Discretionary	45,708	—	—
Health Care	93,461	—	—
Industrials	1,940	—	—
Information Technology	405,881	34,366	—
Materials	1,552	—	—
Real Estate	9,610	—	—
Total Common Stocks	$638,222	$38,316	$—
Warrants	—	35	—
Corporate Debt Securities	—	298	—
Short-Term Securities	5,334	—	—
Total	$643,556	$38,649	$—
Liabilities
Written Options	$11	$23	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

REIT = Real Estate Investment Trust

80	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2020

Country Diversification
(as a % of net assets)
United States	80.6%
Netherlands	3.9%
India	3.6%
Germany	3.5%
China	3.2%
Taiwan	1.9%
South Korea	1.5%
Switzerland	1.5%
Other Countries	0.1%
Other+	0.2%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	81

MANAGEMENT DISCUSSION	SMALL CAP CORE

(UNAUDITED)

Kenneth G. Gau

Below, Kenneth G. Gau, portfolio manager of Ivy VIP Small Cap Core, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Gau has managed the Portfolio since 2014, and has 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Small Cap Core (Class II shares at net asset value)	7.03%
Benchmark and Morningstar Category
Russell 2000 Index	19.96%
(Generally reflects the performance of small-company stocks)
Morningstar Small Blend Category Average	10.99%
(Generally reflects the performance of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market Sector Update

Calendar year 2020 was a roller coaster, and the final installment of this unprecedented year did not disappoint as the fourth quarter registered the largest gain in the history of the Russell 2000 Index. After seeing the biggest drawdown ever in the first quarter this clearly supports the unprecedented assertion. While the market recovery began in earnest back in April, the approval of two COVID-19 vaccines in November further accelerated the recovery as the perception grew that the pandemic’s grip was loosening and a return to normalcy is drawing closer.

Additionally, moving beyond a contentious U.S. presidential election, an additional $900 billion in fiscal stimulus by the U.S., continued global stimulus and central bank support, the idea of easy comparisons around the corner and the need to replenish inventories globally and investors can see a setup for tremendous economic reacceleration in 2021, a magnitude of which we have not experienced in years.

After appreciating greater than 31% in the fourth quarter, the Russell 2000 finished up over 19% for the full year, something that seems unfathomable considering the events of the year. From a sector perspective, health care (+46.1%), technology (+38.0%), and consumer discretionary (+32.7%) led the index higher driven by rallies in biotechnology, health care information technology, software, semiconductors, internet marketing and consumer durables. Energy (-36.9%), real estate (-4.7%), and financials (-4.1%) lagged on the pandemic-led oil demand destruction, concerns on office, retail and hospitality properties, and compressing interest rates pressured these groups.

As the focus now turns to how the economy and companies continue their recovery in 2021 and beyond, it will be important to consider how far the market has come. With the index up 15% from its January 2020 highs and expectations for forward 12-month index earnings are roughly 10% below estimates at that time, a decent amount of the recovery appears to be priced in.

Portfolio Strategy

The Fund produced a positive return for the year though trailed its benchmark, while finishing in the third quartile relative to its peers with only 11% of the category outperforming the benchmark. Clearly, 2020 was a challenging year for active management in this segment.

Underperformance for the year was driven by stock selection with allocation providing some positive offset. Stocks with higher price-to-earnings multiples, higher sales growth, higher beta, and lower return on equity outperformed for the year, which provided a headwind challenge based on our selection process.

Looking at sector attribution, communication services, real estate and materials provided the best performance in 2020 with health care, industrials, and technology creating the greatest drag. Struggles at the top of the portfolio were a tremendous headwind for the fund in 2020. Among the top 20 average holdings, attribution was a drag of just under 800 basis points relative to the benchmark. Most of this underperformance was related to the type of companies we held at the top of portfolio rather than anything being particularly wrong with their business models. This was clearly not a year to hold reasonably valued more stable and consistent growers. Greater risk was rewarded in 2020, due to the tremendous fiscal and monetary stimulus provided by the governments globally. While we did trim and exit some of our more conservative

82	ANNUAL REPORT	2020

positions at the top of the portfolio, we stuck with many companies believing that they are long-term winners. We also added risk through smaller positions at the bottom of the portfolio to better reflect the current investment environment. Enphase Energy, Varonis Systems and Scotts Miracle-Gro were the top contributors for the year and Cardtronics, TreeHouse Foods, and Magnolia Oil & Gas were the largest detractors. The Portfolio no longer holds Enphase Energy, Scotts Miracle-Gro nor Cardtronics.

As alluded to above, the Portfolio has continued to selectively add more cyclical exposure to companies that stand to benefit from the continued recovery in the economy. The Portfolio’s predicted beta has also continued to migrate upward and is now close to 1. This is one of the highest levels it has been in my tenure (for perspective our 3-year realized beta has been just under 0.9), though remains below the index. This is where we expect it to most often be due to our preference for stable, higher quality business models, and our more conservative nature.

Outlook

How this recovery will manifest in the markets will likely be very different in 2021 than it has been in 2020. The reopening will drive many different end markets and will be fueled by a reallocation of consumers wallets from goods to services as people get out of their houses after being cooped up for an extended period.

We believe many businesses will forever be changed by this pandemic, and consumption trends are unlikely to be the same as they were pre-pandemic. All impacts are unlikely to crystalize immediately and will likely be figured out over a period of years. There should be tremendous disconnects between perceptions around the health and wellness of companies and reality, creating opportunities that hopefully we can exploit.

There is no way to get around the fact that performance in calendar 2020 was certainly not up to our expectations; however, our confidence and commitment to identifying quality, underappreciated companies coupled with thoughtful portfolio construction remains. We expect to recover and deliver results more in line with our history as the cycle progresses.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Small Cap Core.

2020	ANNUAL REPORT	83

PORTFOLIO HIGHLIGHTS	SMALL CAP CORE

ALL DATA AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.5%
Information Technology	20.1%
Industrials	17.3%
Financials	16.4%
Health Care	15.6%
Consumer Discretionary	13.0%
Materials	6.8%
Consumer Staples	3.5%
Energy	2.8%
Communication Services	2.3%
Real Estate	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

Top 10 Equity Holdings

Company	Sector	Industry
2U, Inc.	Information Technology	Application Software
Coherent, Inc.	Information Technology	Electronic Equipment & Instruments
Switch, Inc., Class A	Information Technology	Internet Services & Infrastructure
TCF Financial Corp.	Financials	Regional Banks
Element Solutions, Inc.	Materials	Specialty Chemicals
Encompass Health Corp.	Health Care	Health Care Facilities
Varonis Systems, Inc.	Information Technology	Systems Software
Triton International Ltd.	Industrials	Trading Companies & Distributors
Envista Holdings Corp.	Health Care	Health Care Equipment
Skechers USA, Inc.	Consumer Discretionary	Footwear

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

84	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SMALL CAP CORE

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	7.03%
5-year period ended 12-31-20	11.79%
10-year period ended 12-31-20	9.32%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	SMALL CAP CORE (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 2.3%
Groupon, Inc. (A)	50	$1,887
TripAdvisor, Inc. (A)	79	2,280

		4,167

Total Communication Services – 2.3%		4,167
Consumer Discretionary

Apparel Retail – 2.2%
American Eagle Outfitters, Inc.	108	2,168
Boot Barn Holdings, Inc. (A)	44	1,901

		4,069

Auto Parts & Equipment – 3.3%
Dana Holding Corp.	84	1,638
Visteon Corp. (A)	35	4,354

		5,992

Automotive Retail – 0.7%
Vroom, Inc. (A)	30	1,244

Footwear – 2.4%
Skechers USA, Inc. (A)	124	4,472

Home Improvement Retail – 1.2%
Beacon Roofing Supply, Inc. (A)	55	2,200

Homebuilding – 2.2%
TopBuild Corp. (A)	22	4,013

Restaurants – 1.0%
Brinker International, Inc.	33	1,851

Total Consumer Discretionary – 13.0%		23,841
Consumer Staples

Agricultural Products – 1.7%
Darling International, Inc. (A)	55	3,146

Packaged Foods & Meats – 1.8%
TreeHouse Foods, Inc. (A)	75	3,187

Total Consumer Staples – 3.5%		6,333
Energy

Oil & Gas Equipment & Services – 0.6%
TechnipFMC plc (A)	111	1,047

Oil & Gas Exploration & Production – 2.2%
Magnolia Oil & Gas Corp. (A)	173	1,218
Parsley Energy, Inc., Class A	203	2,886

		4,104

Total Energy – 2.8%		5,151
Financials

Consumer Finance – 1.2%
Encore Capital Group, Inc. (A)	56	2,192

COMMON STOCKS (Continued)	Shares	Value
Financial Exchanges & Data – 0.7%
Morningstar, Inc.	6	$1,390

Investment Banking & Brokerage – 2.1%
LPL Investment Holdings, Inc.	37	3,861

Multi-Line Insurance – 1.2%
Kemper Corp.	28	2,124

Property & Casualty Insurance – 1.2%
Palomar Holdings, Inc. (A)	25	2,234

Regional Banks – 7.9%
First Horizon Corp.	194	2,474
Pinnacle Financial Partners, Inc.	30	1,921
TCF Financial Corp.	152	5,637
Webster Financial Corp.	105	4,414

		14,446

Thrifts & Mortgage Finance – 2.1%
Essent Group Ltd.	89	3,830

Total Financials – 16.4%		30,077
Health Care

Biotechnology – 3.2%
ChemoCentryx, Inc. (A)	17	1,051
Halozyme Therapeutics, Inc. (A)	86	3,676
Insmed, Inc. (A)	34	1,138

		5,865

Health Care Equipment – 3.6%
Cantel Medical Corp.	26	2,023
Envista Holdings Corp. (A)	135	4,555

		6,578

Health Care Facilities – 2.8%
Encompass Health Corp.	62	5,118

Health Care Services – 1.4%
Chemed Corp.	5	2,553

Health Care Supplies – 2.2%
Haemonetics Corp. (A)	15	1,785
SI-BONE, Inc. (A)	77	2,309

		4,094

Health Care Technology – 1.1%
Change Healthcare, Inc. (A)	110	2,049

Managed Health Care – 1.3%
HealthEquity, Inc. (A)	33	2,277

Total Health Care – 15.6%		28,534
Industrials

Agricultural & Farm Machinery – 1.7%
AGCO Corp. (A)	31	3,167

Construction & Engineering – 1.4%
Valmont Industries, Inc.	14	2,502

COMMON STOCKS (Continued)	Shares	Value
Electrical Components & Equipment – 4.3%
EnerSys	16	$1,329
nVent Electric plc	159	3,714
Regal-Beloit Corp.	22	2,740

		7,783

Environmental & Facilities Services – 1.8%
Clean Harbors, Inc. (A)	44	3,340

Industrial Machinery – 1.1%
RBC Bearings, Inc. (A)	11	1,920

Marine – 0.5%
Kirby Corp. (A)	19	994

Research & Consulting Services – 1.7%
ICF International, Inc.	42	3,122

Trading Companies & Distributors – 2.6%
Triton International Ltd.	97	4,691

Trucking – 2.2%
Knight Transportation, Inc.	97	4,042

Total Industrials – 17.3%		31,561
Information Technology

Application Software – 5.6%
2U, Inc. (A)	187	7,494
Q2 Holdings, Inc. (A)	22	2,823

		10,317

Data Processing & Outsourced Services – 1.9%
EVERTEC, Inc.	87	3,426

Electronic Components – 1.1%
Knowles Corp. (A)	112	2,064

Electronic Equipment & Instruments – 3.6%
Coherent, Inc. (A)	43	6,507

Internet Services & Infrastructure – 3.4%
Switch, Inc., Class A	375	6,141

Semiconductor Equipment – 1.9%
Brooks Automation, Inc.	51	3,475

Systems Software – 2.6%
Varonis Systems, Inc. (A)	29	4,767

Total Information Technology – 20.1%		36,697
Materials

Commodity Chemicals – 1.8%
Cabot Corp.	75	3,351

Diversified Chemicals – 1.1%
Huntsman Corp.	80	2,003

Specialty Chemicals – 2.9%
Element Solutions, Inc.	303	5,371

86	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	SMALL CAP CORE (in thousands)

DECEMBER 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Steel – 1.0%
Warrior Met Coal, Inc.	85	$1,813

Total Materials – 6.8%		12,538
Real Estate

Industrial REITs – 0.7%
STAG Industrial, Inc.	43	1,344

Retail REITs – 1.0%
Agree Realty Corp.	27	1,789

Total Real Estate – 1.7%		3,133

TOTAL COMMON STOCKS – 99.5%		$182,032
(Cost: $152,190)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	128	$128

TOTAL SHORT-TERM SECURITIES – 0.1%		$128
(Cost: $128)

TOTAL INVESTMENT SECURITIES – 99.6%		$182,160
(Cost: $152,318)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		710

NET ASSETS – 100.0%		$182,870

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$182,032	$—	$—
Short-Term Securities	128	—	—
Total	$182,160	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	87

MANAGEMENT DISCUSSION	SMALL CAP GROWTH

(UNAUDITED)

Kenneth G. McQuade Timothy J. Miller Bradley P. Halverson

Below, Bradley P. Halverson, CFA, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Ivy VIP Small Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Miller has managed the Portfolio since 2010 and has 42 years of investment experience. Mr. Halverson and Mr. McQuade assumed co-manager responsibilities in 2016. Mr. McQuade has 25 years of industry experience and Mr. Halverson has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Small Cap Growth (Class II shares at net asset value)	37.66%
Benchmark and/or Morningstar Category
Russell 2000 Growth Index	34.63%
(generally reflects the performance of small-company stocks)
Morningstar Small Growth Category Average	38.62%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key factors

One needed more than “2020” vision to foresee the events that would transpire during the calendar year and how the market could rise so much in the midst of all of the chaos. The broad market gains in the U.S. were good last year and the small-cap market gains were great. The Russell 2000 Growth Index, the Portfolio’s benchmark, rose 35% for the measurement period, routing the corresponding Russell Value Index gain of 5%. Growth stocks were the leaders across the entire market cap spectrum, as investors gravitated to the durability and predictability of companies in the technology, health care and emerging growth industries. The COVID-19 pandemic caused a sharp correction in the spring, but the rapid and forceful response of U.S. fiscal and monetary policy provided the catalyst for the stock market to foresee better days ahead. Confidence in that foresight was further enhanced by the rapid development and success of a vaccine late in the year, sparking a broader year-end rally.

Contributors and detractors

Ivy VIP Small Cap Growth outperformed the benchmark for the year. The Portfolio’s steady focus on sustainable, quality growth companies provided a consistent lead over the benchmark during a period of tremendous volatility and mood swings in the market. After a strong start to the year, the COVID-19 crisis focused investor expectations on industries and companies that could weather the turmoil or indeed prosper. There were clear winners that thrived during the economic contraction, including health care service companies such as Teledoc (a company we held during the year that we have since sold); critical software vendors whose subscription models proved resilient; and consumer companies exposed to outdoor recreation. The Portfolio made a few adjustments to increase exposure in these stocks while reducing exposure in the most vulnerable industries such as travel and entertainment and energy.

The correction lasted about a month, and then the impact of aggressive fiscal stimulus and monetary accommodation turned sentiment around quickly. The rally was led by the stocks hit the hardest during the correction, and then a tug of war ensued over the balance of the year between defensive COVID-19 beneficiaries versus a reopening recovery trade. The challenge for the Portfolio was to maintain the significant outperformance generated prior to the bottom. By year end only a small portion of that gain had been forfeited. The two leading sectors for the Portfolio during the measurement period were the two largest weighted positions, information technology and health care.

88	ANNUAL REPORT	2020

Information technology was a significant contributor to Portfolio performance during the year as the sector handily beat the index and stock selection nicely outpaced sector returns. As the world lurched into lockdown in March, the digital transformation theme of the past decade suddenly accelerated as the necessity to work remotely impacted all types of organizations worldwide. Many technology companies became immediate beneficiaries as reliance on software, communications, technology and digital tools became mission critical. The Portfolio has historically been overweight information technology because the market, over a full market cycle, tends to reward strong, enduring business models operating in large, exploitable markets. This year was turbocharged as software, semiconductors and information technology services were key contributing industries, bolstered by strong stock selection leading to significant returns in excess of the benchmark. Notable performance came from Five9, Inc., a provider of crucial cloud call center software; Enphase Energy, Inc., a company delivering solar inverters and batteries to the U.S. residential market, and Monolithic Power Systems, Inc., a leading analog semiconductor company. In the year ahead, we believe demand for these technologies will remain robust and expect to retain an overweight sector stance devoted to strong growth companies. Still, we are conscientious of elevated valuations and continue to evaluate position sizes and seek for new opportunities of innovative companies well positioned for sustained growth and profitability.

Health care produced the strongest return of any sector during the measurement period and, as the largest weighted sector in the benchmark, created a significant performance hurdle to keep up with. The coronavirus was the obvious key focal point that created many direct impacts such as minimal capacity for non-emergency procedures, lower private pay from rising unemployment, massive vaccine and treatment funding, and significant stress on staffing. Another incremental aspect of the pandemic was the rapid development and acceptance of novel technologies that could make health care delivery more efficient, more effective and more customized, such as genetic testing, vaccine technologies and gene editing. Biotechnology was the greatest contributor to the segment. Biotechnology produced a 53% annual return in the benchmark on the back of accelerated adoption of technologies along with low interest rates, easy credit and an accommodating U.S. Food and Drug Administration (FDA). Despite the tough performance hurdle, we outperformed within the health care sector due to strong stock selection including multiple names that more than doubled in the period. Although we remained underweight the sector to avoid much of biotechnology’s more binary risk profiles, stock selection more than offset the weighting headwind. Looking forward, demand for more efficiency and individualized treatments along with available funding for development keeps the fundamental outlook bright for the more novel niches in health care, likely at the expense of outdated facilities and invasive therapies. As a result, we continue to gravitate toward innovation and services that facilitate value-based health care in more cost-effective settings.

The balance of the Portfolio was a net drag on performance for the measurement period. As the market migrated to a recovery-oriented environment in the latter half of 2020, the cyclical, value-oriented portion of the benchmark led the way. Stocks in the areas of energy, machinery and materials were the outperformers and these areas tend to hold underweight positions in the Portfolio. The consumer discretionary sector was a strong absolute performer and the Portfolio performed in line with the benchmark. The shortfall in the industrials sector was primarily due to the cyclical phenomena mentioned above, and a bit of a speculative flurry of performance in solar stocks. Finally, the financials sector was a drag on performance due to disappointing stock returns from a few names such as EHealth and Houlihan Lokey, Inc. Our position in EHealth has been sold.

Outlook

As unpredictable as 2020 was, we believe the lesson learned was to maintain the Portfolio’s core stock selection discipline, which has proven over the years to be a successful strategy. The market ultimately rewards small-cap growth companies that can deliver the sales and earnings growth and returns on capital that merit the high valuations often achieved. The pandemic in some cases validated and accelerated the adoption of innovative growth models that the Portfolio is always pursuing. We believe the outlook for 2021 seems brighter with the rollout of the vaccine but there will undoubtedly be the unexpected turn of events that lead to market volatility. Innovation is in full stride, which we think is an ideal environment to invest in small-cap growth companies.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. Prices of growth stocks may be more sensitive to changes in current and expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The

2020	ANNUAL REPORT	89

Portfolio may invest in Initial Public Offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Small Cap Growth.

90	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	SMALL CAP GROWTH

ALL DATA AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	95.7%
Information Technology	28.5%
Health Care	27.7%
Industrials	15.4%
Consumer Discretionary	14.8%
Financials	4.2%
Communication Services	3.2%
Consumer Staples	1.9%
Purchased Options	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.3%

Top 10 Equity Holdings

Company	Sector	Industry
Five9, Inc.	Information Technology	Application Software
CareDx, Inc.	Health Care	Biotechnology
Varonis Systems, Inc.	Information Technology	Systems Software
PetIQ, Inc.	Health Care	Health Care Distributors
Monolithic Power Systems, Inc.	Information Technology	Semiconductors
Brink’s Co. (The)	Industrials	Security & Alarm Services
Mercury Computer Systems, Inc.	Industrials	Aerospace & Defense
Vericel Corp.	Health Care	Biotechnology
Q2 Holdings, Inc.	Information Technology	Application Software
Globant S.A.	Information Technology	IT Consulting & Other Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	91

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SMALL CAP GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-20	38.01%	37.66%
5-year period ended 12-31-20	—	15.59%
10-year period ended 12-31-20	—	11.15%
Since Inception of Class through 12-31-20(3)	20.55%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	11-5-18 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

92	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 0.8%
Bandwidth, Inc., Class A (A)	25	$3,770

Broadcasting – 2.4%
Gray Television, Inc. (A)	131	2,346
Nexstar Broadcasting Group, Inc.	80	8,753

		11,099

Total Communication Services – 3.2%		14,869
Consumer Discretionary

Auto Parts & Equipment – 3.0%
Fox Factory Holding Corp. (A)	66	6,965
Visteon Corp. (A)	56	7,059

		14,024

Automotive Retail – 1.4%
Lithia Motors, Inc.	21	6,240

Casinos & Gaming – 2.5%
Churchill Downs, Inc.	40	7,740
Monarch Casino & Resort, Inc. (A)	66	4,034

		11,774

Footwear – 1.2%
Deckers Outdoor Corp. (A)	18	5,298

Homebuilding – 2.7%
Installed Building Products, Inc. (A)	63	6,403
TopBuild Corp. (A)	34	6,303

		12,706

Hotels, Resorts & Cruise Lines – 0.8%
Wyndham Destinations, Inc.	63	3,759

Leisure Products – 1.4%
Malibu Boats, Inc., Class A (A)	105	6,564

Restaurants – 1.8%
Texas Roadhouse, Inc., Class A	66	5,124
Wingstop, Inc.	24	3,177

		8,301

Total Consumer Discretionary – 14.8%		68,666
Consumer Staples

Hypermarkets & Super Centers – 0.8%
BJ’s Wholesale Club, Inc. (A)	94	3,514

Packaged Foods & Meats – 1.1%
Nomad Foods Ltd. (A)	207	5,274

Total Consumer Staples – 1.9%		8,788

COMMON STOCKS (Continued)	Shares	Value
Financials

Asset Management & Custody Banks – 1.1%
Focus Financial Partners, Inc., Class A (A)	40	$1,728
Hamilton Lane, Inc., Class A	46	3,603

		5,331

Insurance Brokers – 0.2%
SelectQuote, Inc. (A)	33	693

Investment Banking & Brokerage – 2.1%
Houlihan Lokey, Inc.	84	5,673
LPL Investment Holdings, Inc.	38	3,948

		9,621

Regional Banks – 0.8%
Pinnacle Financial Partners, Inc.	18	1,151
Seacoast Banking Corp. of Florida (A)	88	2,580

		3,731

Total Financials – 4.2%		19,376
Health Care

Biotechnology – 8.3%
Amicus Therapeutics, Inc. (A)	108	2,483
CareDx, Inc. (A)	196	14,203
Halozyme Therapeutics, Inc. (A)	67	2,840
Insmed, Inc. (A)	73	2,438
Novavax, Inc. (A)	10	1,096
Veracyte, Inc. (A)	118	5,760
Vericel Corp. (A)	312	9,622

		38,442

Health Care Distributors – 2.3%
PetIQ, Inc. (A)	277	10,660

Health Care Equipment – 7.1%
Acutus Medical, Inc. (A)(B)	63	1,826
Axonics Modulation Technologies, Inc. (A)(B)	136	6,796
iRhythm Technologies, Inc. (A)	31	7,431
Penumbra, Inc. (A)(B)	24	4,138
Tactile Systems Technology, Inc. (A)	137	6,146
Tandem Diabetes Care, Inc. (A)	73	6,970

		33,307

Health Care Services – 4.0%
1Life Healthcare, Inc. (A)	144	6,301
AMN Healthcare Services, Inc. (A)	88	5,991
LHC Group, Inc. (A)	31	6,550

		18,842

Health Care Supplies – 2.5%
Haemonetics Corp. (A)	67	7,973
OraSure Technologies, Inc. (A)	346	3,663

		11,636

COMMON STOCKS (Continued)	Shares	Value
Health Care Technology – 2.1%
Omnicell, Inc. (A)	68	$8,118
Simulations Plus, Inc.	21	1,546

		9,664

Life Sciences Tools & Services – 1.4%
NeoGenomics, Inc. (A)	119	6,382

Total Health Care – 27.7%		128,933
Industrials

Aerospace & Defense – 2.1%
Mercury Computer Systems, Inc. (A)	111	9,812

Air Freight & Logistics – 1.3%
Air Transport Services Group, Inc. (A)	196	6,151

Building Products – 0.9%
Simpson Manufacturing Co., Inc.	43	3,992

Electrical Components & Equipment – 3.0%
EnerSys	67	5,577
Plug Power, Inc. (A)	241	8,164

		13,741

Environmental & Facilities Services – 1.1%
Clean Harbors, Inc. (A)	70	5,303

Industrial Machinery – 2.9%
John Bean Technologies Corp.	33	3,763
Kennametal, Inc.	144	5,220
RBC Bearings, Inc. (A)	26	4,597

		13,580

Security & Alarm Services – 2.2%
Brink’s Co. (The)	140	10,066

Trucking – 1.9%
Knight Transportation, Inc.	210	8,792

Total Industrials – 15.4%		71,437
Information Technology

Application Software – 10.2%
Envestnet, Inc. (A)	60	4,915
Five9, Inc. (A)	93	16,283
LivePerson, Inc. (A)	99	6,169
Mimecast Ltd. (A)	114	6,454
Q2 Holdings, Inc. (A)	73	9,257
Smartsheet, Inc., Class A (A)	61	4,222

		47,300

Communications Equipment – 1.1%
Viavi Solutions, Inc. (A)	358	5,362

Data Processing & Outsourced Services – 2.8%
EVO Payments, Inc., Class A (A)	161	4,350
Shift4 Payments, Inc., Class A (A)	113	8,518

		12,868

2020	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS (Continued)	Shares	Value

Electronic Equipment & Instruments – 1.5%
Coherent, Inc. (A)	36	$5,382
Hydrofarm Holdings Group, Inc. (A)	28	1,483

		6,865

Internet Services & Infrastructure – 1.0%
Switch, Inc., Class A	278	4,559

IT Consulting & Other Services – 2.7%
Booz Allen Hamilton Holding Corp.	44	3,827
Globant S.A. (A)	41	8,862

		12,689

Semiconductor Equipment – 1.9%
Enphase Energy, Inc. (A)	49	8,682

Semiconductors – 2.8%
Monolithic Power Systems, Inc.	28	10,119
SiTime Corp. (A)	29	3,203

		13,322

Systems Software – 4.5%
Proofpoint, Inc. (A)	41	5,541
SailPoint Technologies Holdings, Inc. (A)	74	3,965
Varonis Systems, Inc. (A)	70	11,403

		20,909

Total Information Technology – 28.5%		132,556

TOTAL COMMON STOCKS – 95.7%		$444,625
(Cost: $282,962)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
iRhythm Technologies, Inc., Put $180.00, Expires 2-19-21, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	210	21	95

TOTAL PURCHASED OPTIONS – 0.0%			$95
(Cost: $335)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 4.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.030% (C)	1,014	$1,014
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	18,492	18,492

		19,506

TOTAL SHORT-TERM SECURITIES – 4.2%		$19,506
(Cost: $19,506)

TOTAL INVESTMENT SECURITIES – 99.9%		$464,226
(Cost: $302,803)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		311

NET ASSETS – 100.0%		$464,537

94	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $6,306 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following total return swap agreements were outstanding at December 31, 2020:

Underlying Security	Long/Short	Counterparty	Maturity Date	Notional Amount	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Biotech Custom Index	Long	JPMorgan Chase Bank N.A.	07/01/2021	$18,926	1-Month LIBOR minus 0.2 bps	$(155)	$—	$(155)

(1)

The Portfolio pays the financing fee multiplied by the notional amount if long on the swap agreement. If the Portfolio is short on the swap agreement, the Portfolio receives the financing fee multiplied by the notional amount.

(2)

At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. If the Portfolio is long on the swap agreement, the Portfolio would receive payments on any net positive total return, and would owe payments in the event of a negative total return. If the Portfolio is short on the swap agreement, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following table represents security positions within the total return basket swap as of December 31, 2020:

Reference Entity	Shares		Notional Amount	Value	% of Value
Mirati Therapeutics, Inc.	—	*	$833	$(7)	4.4%
Ultragenyx Pharmaceutical, Inc.	—	*	830	(7)	4.4
Arrowhead Pharmaceuticals, Inc.	—	*	808	(7)	4.3
Natera, Inc.	—	*	674	(5)	3.6
Blueprint Medicines Corp.	—	*	627	(5)	3.3
Amicus Therapeutics, Inc.	—	*	606	(5)	3.2
Fate Therapeutics, Inc.	—	*	602	(5)	3.2
Halozyme Therapeutics, Inc.	—	*	600	(5)	3.2
Denali Therapeutics, Inc.	—	*	546	(4)	2.9
Bridgebio Pharma, Inc.	—	*	541	(4)	2.9
Invitae Corp.	—	*	512	(4)	2.7
TG Therapeutics, Inc.	—	*	445	(4)	2.3
Kodiak Sciences, Inc.	—	*	436	(4)	2.3
Twist Bioscience Corp.	—	*	436	(4)	2.3
Biohaven Pharmaceutical Holding Co. Ltd.	—	*	425	(3)	2.2
Emergent BioSolutions, Inc.	—	*	415	(3)	2.2
PTC Therapeutics, Inc.	—	*	405	(3)	2.1
Editas Medicine, Inc.	—	*	401	(3)	2.1
Medpace Holdings, Inc.	—	*	393	(3)	2.1
Allakos, Inc.	—	*	353	(3)	1.9
Apellis Pharmaceuticals, Inc.	—	*	350	(3)	1.8
Insmed, Inc.	—	*	346	(3)	1.8
Turning Point Therapeutics, Inc.	—	*	323	(3)	1.7
Heron Therapeutics, Inc.	—	*	295	(2)	1.6
ChemoCentryx, Inc.	—	*	284	(2)	1.5
FibroGen, Inc.	—	*	275	(2)	1.5
Arvinas, Inc.	—	*	267	(2)	1.4

Reference Entity	Shares		Notional Amount	Value	% of Value
Corcept Therapeutics, Inc.	—	*	$259	$(2)	1.4%
Veracyte, Inc.	—	*	252	(2)	1.3
Axsome Therapeutics, Inc.	—	*	247	(2)	1.3
Intellia Therapeutics, Inc.	—	*	247	(2)	1.2
Xencor, Inc.	—	*	234	(2)	1.2
NanoString Technologies, Inc.	—	*	225	(2)	1.2
Pacira BioSciences, Inc.	—	*	222	(2)	1.2
Deciphera Pharmaceuticals, Inc.	—	*	219	(2)	1.2
Ironwood Pharmaceuticals, Inc.	—	*	188	(2)	1.0
Sangamo Therapeutics, Inc.	—	*	187	(2)	1.0
Kura Oncology, Inc.	—	*	177	(1)	0.9
Novavax, Inc.	—	*	174	(1)	0.9
Karuna Therapeutics, Inc.	—	*	167	(1)	0.9
REGENXBIO, Inc.	—	*	163	(1)	0.9
SpringWorks Therapeutics, Inc.	—	*	156	(1)	0.8
Y-mAbs Therapeutics, Inc.	—	*	155	(1)	0.8
Dicerna Pharmaceuticals, Inc.	—	*	149	(1)	0.8
Ligand Pharmaceuticals, Inc.	—	*	148	(1)	0.8
Inovio Pharmaceuticals, Inc.	—	*	138	(1)	0.7
Vir Biotechnology, Inc.	—	*	135	(1)	0.7
Allogene Therapeutics, Inc.	—	*	127	(1)	0.7

Reference Entity	Shares		Notional Amount	Value	% of Value
Revance Therapeutics, Inc.	—	*	$126	$(1)	0.7%
Mersana Therapeutics, Inc.	—	*	125	(1)	0.7
Sorrento Therapeutics, Inc.	—	*	124	(1)	0.7
Travere Therapeutics, Inc.	—	*	117	(1)	0.6
Zogenix, Inc.	—	*	114	(1)	0.6
Karyopharm Therapeutics, Inc.	—	*	114	(1)	0.6
Madrigal Pharmaceuticals, Inc.	—	*	110	(1)	0.6
Intercept Pharmaceuticals, Inc.	—	*	108	(1)	0.6
Cytokinetics, Inc.	—	*	106	(1)	0.6
Coherus Biosciences, Inc.	—	*	104	(1)	0.5
Translate Bio, Inc.	—	*	95	(1)	0.5
Athenex, Inc.	—	*	83	(1)	0.4
Innoviva, Inc.	—	*	81	(1)	0.4
Alector, Inc.	—	*	73	(1)	0.4
Viela Bio, Inc.	—	*	73	(1)	0.4
Theravance Biopharma, Inc.	—	*	72	(1)	0.4
Kadmon Holdings, Inc.	—	*	70	(1)	0.4
Esperion Therapeutics, Inc.	—	*	70	(1)	0.3
Adverum Biotechnologies, Inc.	—	*	68	(1)	0.3
Epizyme, Inc.	—	*	60	— *	0.3
Akebia Therapeutics, Inc.	—	*	36	— *	0.2

				$(155)

2020	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS	SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2020

The following written options were outstanding at December 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
iRhythm Technologies, Inc.	JPMorgan Chase Bank N.A.	Put	210	21	February 2021	$110.00	$42	$(52)
	JPMorgan Chase Bank N.A.	Call	210	21	February 2021	280.00	169	(188)

							$211	$(240)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$444,625	$—	$—
Purchased Options	—	95	—
Short-Term Securities	19,506	—	—
Total	$464,131	$95	$—
Liabilities
Total Return Swaps	$—	$155	$—
Written Options	$—	$240	$—

The following acronym is used throughout this schedule:

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

96	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	Asset Strategy(1)	Balanced	Energy		Growth	High Income	International Core Equity	Mid Cap Growth
ASSETS
Investments in unaffiliated securities at value+^	$718,705	$341,483	$43,759		$896,498	$891,008	$648,702	$693,543
Investments in affiliated securities at value+	—	—	—		—	352	—	—
Bullion at value+	44,036	—	—		—	—	—	—
Investments at Value	762,741	341,483	43,759		896,498	891,360	648,702	693,543
Cash	239	—	—		—	1,128	2	—
Cash denominated in foreign currencies at value+	—	—	—		—	—	1,086	—
Investment securities sold receivable	—	1,796	403		—	867	14	—
Dividends and interest receivable	2,831	848	41		262	10,800	2,611	68
Capital shares sold receivable	100	42	128		21	133	3	637
Receivable from affiliates	—	—	—		—	—	—	147
Unrealized appreciation on forward foreign currency contracts	—	—	—		—	—	685	—
Swap agreements, at value	382	—	—		—	—	—	—
Receivable from securities lending income — net	3	2	1		—	5	6	4
Prepaid and other assets	10	4	—	*	7	12	4	4
Total Assets	766,306	344,175	44,332		896,788	904,305	653,113	694,403

LIABILITIES
Cash collateral on securities loaned at value	665	71	2		—	6,310	2,601	4,040
Investment securities purchased payable	—	—	738		—	18,145	306	424
Capital shares redeemed payable	813	181	31		365	243	258	183
Independent Trustees and Chief Compliance Officer fees payable	158	74	9		173	70	91	38
Overdraft due to custodian	—	91	—		—	—	—	—
Distribution and service fees payable	5	2	—	*	6	6	5	3
Investment management fee payable	15	7	1		17	15	15	16
Accounting services fee payable	29	16	5		35	35	27	28
Written options at value+	29	—	—		—	—	—	104
Other liabilities	18	7	4		11	12	392	8
Total Liabilities	1,732	449	790		607	24,836	3,695	4,844
Commitments and Contingencies (See Note 2 and Note 13)
Total Net Assets	$764,574	$343,726	$43,542		$896,181	$879,469	$649,418	$689,559

NET ASSETS
Capital paid in (shares authorized — unlimited)	$627,681	$257,267	$105,416		$427,042	$947,213	$614,934	$313,205
Accumulated earnings gain (loss)	136,893	86,459	(61,874)		469,139	(67,744)	34,484	376,354
Total Net Assets	$764,574	$343,726	$43,542		$896,181	$879,469	$649,418	$689,559

CAPITAL SHARES OUTSTANDING:
Class I	37	N/A	81		N/A	5,940	N/A	13,945
Class II	73,182	39,466	17,470		70,554	253,076	39,730	25,398

NET ASSET VALUE PER SHARE:
Class I	$10.45	N/A	$2.48		N/A	$3.41	N/A	$17.60
Class II	$10.44	$8.71	$2.48		$12.70	$3.40	$16.35	$17.48

+COST
Investments in unaffiliated securities at cost	$606,743	$280,292	$53,923		$525,425	$917,024	$580,856	$399,718
Investments in affiliated securities at cost	—	—	—		—	1,113	—	—
Bullion at cost	28,369	—	—		—	—	—	—
Cash denominated in foreign currencies at cost	—	—	—		—	—	1,072	—

Written options premiums received at cost	33	—	—		—	—	—	437
^Securities loaned at value	649	195	492		—	8,521	20,940	7,018

*	Not shown due to rounding.

(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	97

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	Natural Resources		Science and Technology	Small Cap Core		Small Cap Growth
ASSETS
Investments in unaffiliated securities at value+^	$75,231		$682,205	$182,160		$464,226
Investments at Value	75,231		682,205	182,160		464,226
Cash	—		—	—		1,874
Cash denominated in foreign currencies at value+	—	*	—	—		—
Restricted cash	310		—	—		—
Investment securities sold receivable	—		644	1,552		240
Dividends and interest receivable	96		320	89		53
Capital shares sold receivable	57		257	15		59
Receivable from affiliates	—		—	—		50
Receivable from securities lending income — net	—	*	19	—	*	2
Prepaid and other assets	1		8	2		4
Total Assets	75,695		683,453	183,818		466,508

LIABILITIES
Cash collateral on securities loaned at value	—		4,387	—		1,014
Investment securities purchased payable	—		—	726		295
Capital shares redeemed payable	53		541	161		141
Independent Trustees and Chief Compliance Officer fees payable	20		67	36		84
Overdraft due to custodian	270		—	—		—
Distribution and service fees payable	—	*	5	1		3
Investment management fee payable	2		16	4		11
Accounting services fee payable	7		28	11		22
Unrealized depreciation on forward foreign currency contracts	472		—	—		—
Swap agreements, at value	—		—	—		155
Written options at value+	—		34	—		240
Other liabilities	49		8	9		6
Total Liabilities	873		5,086	948		1,971
Commitments and Contingencies (See Note 2 and Note 13)
Total Net Assets	$74,822		$678,367	$182,870		$464,537

NET ASSETS
Capital paid in (shares authorized — unlimited)	$146,832		$273,775	$154,359		$244,993
Accumulated earnings gain (loss)	(72,010)		404,592	28,511		219,544
Total Net Assets	$74,822		$678,367	$182,870		$464,537

CAPITAL SHARES OUTSTANDING:
Class I	N/A		59	N/A		4,821
Class II	22,671		18,851	13,204		33,607

NET ASSET VALUE PER SHARE:
Class I	N/A		$36.13	N/A		$12.15
Class II	$3.30		$35.87	$13.85		$12.08

+COST
Investments in unaffiliated securities at cost	$78,735		$285,394	$152,318		$302,803
Cash denominated in foreign currencies at cost	—	*	—	—		—
Written options premiums received at cost	—		378	—		211

^ Securities loaned at value	—		4,279	—		6,306

*  Not shown due to rounding.

See Accompanying Notes to Financial Statements.

98	ANNUAL REPORT	2020

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	Asset Strategy(1)		Balanced		Energy	Growth	High Income	International Core Equity	Mid Cap Growth
INVESTMENT INCOME
Dividends from unaffiliated securities	$7,820		$3,592		$961	$6,577	$2,176	$14,605	$3,111
Foreign dividend withholding tax	(572)		(37)		(18)	(14)	—	(1,169)	—
Interest and amortization from unaffiliated securities	11,358		3,243		5	30	56,949	169	48
Interest and amortization from affiliated securities	—		—		—	—	70	—	—
Securities lending income — net	51		13		6	— *	148	72	29
Total Investment Income	18,657		6,811		954	6,593	59,343	13,677	3,188

EXPENSES
Investment management fee	4,994		2,218		278	5,730	5,071	5,139	4,737
Distribution and service fees:
Class II	1,782		792		81	2,046	2,010	1,511	843
Shareholder servicing:
Class I	—	*	N/A		— *	N/A	— *	N/A	—	*
Class II	—	*	—	*	— *	51	— *	— *	—	*
Custodian fees	45		6		7	11	15	70	15
Independent Trustees and Chief Compliance Officer fees	82		46		4	113	69	56	37
Accounting services fee	175		95		25	200	205	155	150
Professional fees	103		49		37	55	167	57	41
Third-party valuation service fees	14		—		—	—	—	14	—	*
Commitment and interest expense for borrowing	—		—		—	—	55	—	—
Other	98		27		15	42	79	48	35
Total Expenses	7,293		3,233		447	8,248	7,671	7,050	5,858
Less:
Expenses in excess of limit	—		—		(21)	—	—	—	(301)
Total Net Expenses	7,293		3,233		426	8,248	7,671	7,050	5,557
Net Investment Income (Loss)	11,364		3,578		528	(1,655)	51,672	6,627	(2,369)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	22,244		21,721		(13,526)	100,050	(18,616)	(40,328)	85,008
Written options	2,754		12		—	—	—	24	(248)
Swap agreements	—	*	—		—	—	—	—	—
Forward foreign currency contracts	—		—		—	—	—	20	—
Foreign currency exchange transactions	(64)		—		—	—	—	168	(2)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	55,687		16,478		2,711	124,851	15,081	73,033	149,292
Investments in affiliated securities	—		—		—	—	(620)	—	—
Written options	4		—		—	—	—	—	333
Swap Agreements	382		—		—	—	—	—	—
Forward foreign currency contracts	—		—		—	—	—	1,518	—
Foreign currency exchange transactions	26		—		—	—	—	110	—	*
Net Realized and Unrealized Gain (Loss)	81,033		38,211		(10,815)	224,901	(4,155)	34,545	234,383
Net Increase (Decrease) in Net Assets Resulting from Operations	$92,397		$41,789		$(10,287)	$223,246	$47,517	$41,172	$232,014

*	Not shown due to rounding.

(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	99

STATEMENTS OF OPERATIONS	IVY VIP

FOR YEAR ENDED DECEMBER 31, 2020

(In thousands)	Natural Resources	Science and Technology		Small Cap Core	Small Cap Growth
INVESTMENT INCOME
Dividends from unaffiliated securities	$1,970	$2,862		$1,681	$1,568
Foreign dividend withholding tax	(64)	(128)		—	—
Interest and amortization from unaffiliated securities	11	72		17	64
Securities lending income — net	2	40		2	19
Total Investment Income	1,919	2,846		1,700	1,651

EXPENSES
Investment management fee	604	4,927		1,366	3,231
Distribution and service fees:
Class II	177	1,445		402	816
Shareholder servicing:
Class I	N/A	—	*	N/A	— *
Class II	— *	—	*	— *	— *
Custodian fees	8	15		20	6
Independent Trustees and Chief Compliance Officer fees	10	53		18	52
Accounting services fee	42	153		65	118
Professional fees	53	57		41	44
Third-party valuation service fees	2	1		—	—
Other	31	49		19	48
Total Expenses	927	6,700		1,931	4,315
Less:
Expenses in excess of limit	—	—		—	(114)
Total Net Expenses	927	6,700		1,931	4,201
Net Investment Income (Loss)	992	(3,854)		(231)	(2,550)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(16,540)	56,593		(1,117)	54,104
Written options	—	—		—	4
Swap agreements	—	—		—	7,888
Forward foreign currency contracts	(742)	—		—	—
Foreign currency exchange transactions	(4)	—	*	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	6,024	131,682		12,595	73,393
Written options	—	344		—	(29)
Swap agreements	—	—		—	(781)
Forward foreign currency contracts	429	—		—	—
Foreign currency exchange transactions	— *	2		—	—
Net Realized and Unrealized Gain (Loss)	(10,833)	188,621		11,478	134,579
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,841)	$184,767		$11,247	$132,029

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Asset Strategy(1)		Balanced		Energy
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,364	$14,981	$3,578	$4,555	$528	$177
Net realized gain (loss) on investments	24,934	32,609	21,733	17,335	(13,526)	(7,223)
Net change in unrealized appreciation	56,099	104,156	16,478	43,391	2,711	8,632
Net Increase (Decrease) in Net Assets Resulting from Operations	92,397	151,746	41,789	65,281	(10,287)	1,586

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	(14)	(20)	N/A	N/A	(4)	—
Class II	(25,939)	(45,846)	(21,608)	(31,681)	(710)	—
Total Distributions to Shareholders	(25,953)	(45,866)	(21,608)	(31,681)	(714)	—
Capital Share Transactions	(74,478)	(86,614)	(17,294)	(3,079)	12,886	873
Net Increase (Decrease) in Net Assets	(8,034)	19,266	2,887	30,521	1,885	2,459
Net Assets, Beginning of Period	772,608	753,342	340,839	310,318	41,657	39,198
Net Assets, End of Period	$764,574	$772,608	$343,726	$340,839	$43,542	$41,657

	Growth		High Income		International Core Equity
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,655)	$(392)	$51,672	$58,517	$6,627	$13,679
Net realized gain (loss) on investments	100,050	112,843	(18,616)	(1,766)	(40,116)	645
Net change in unrealized appreciation	124,851	118,696	14,461	36,407	74,661	105,350
Net Increase in Net Assets Resulting from Operations	223,246	231,147	47,517	93,158	41,172	119,674

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	N/A	N/A	(1,439)	(3,156)	N/A	N/A
Class II	(112,472)	(186,937)	(57,105)	(55,287)	(14,682)	(70,370)
Total Distributions to Shareholders	(112,472)	(186,937)	(58,544)	(58,443)	(14,682)	(70,370)
Capital Share Transactions	(5,293)	77,299	4,623	4,104	(76,149)	(26,103)
Net Increase (Decrease) in Net Assets	105,481	121,509	(6,404)	38,819	(49,659)	23,201
Net Assets, Beginning of Period	790,700	669,191	885,873	847,054	699,077	675,876
Net Assets, End of Period	$896,181	$790,700	$879,469	$885,873	$649,418	$699,077

(1) Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	101

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Mid Cap Growth		Natural Resources		Science and Technology
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(2,369)	$(1,716)	$992	$1,676	$(3,854)	$(2,507)
Net realized gain (loss) on investments	84,758	41,235	(17,286)	(8,446)	56,593	74,933
Net change in unrealized appreciation	149,625	114,679	6,453	15,165	132,028	130,323
Net Increase (Decrease) in Net Assets Resulting from Operations	232,014	154,198	(9,841)	8,395	184,767	202,749

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	(16,218)	(35,378)	N/A	N/A	(191)	(80)
Class II	(23,025)	(46,820)	(1,678)	(870)	(71,179)	(49,737)
Total Distributions to Shareholders	(39,243)	(82,198)	(1,678)	(870)	(71,370)	(49,817)
Capital Share Transactions	(50,778)	61,552	(1,267)	(8,357)	(15,453)	(2,175)
Net Increase (Decrease) in Net Assets	141,993	133,552	(12,786)	(832)	97,944	150,757
Net Assets, Beginning of Period	547,566	414,014	87,608	88,440	580,423	429,666
Net Assets, End of Period	$689,559	$547,566	$74,822	$87,608	$678,367	$580,423

	Small Cap Core		Small Cap Growth
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(231)	$(89)	$(2,550)	$(3,127)
Net realized gain (loss) on investments	(1,117)	9,076	61,996	23,488
Net change in unrealized appreciation	12,595	32,388	72,583	60,210
Net Increase in Net Assets Resulting from Operations	11,247	41,375	132,029	80,571

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	N/A	N/A	—	(4,305)
Class II	(8,738)	(36,690)	—	(24,945)
Total Distributions to Shareholders	(8,738)	(36,690)	—	(29,250)
Capital Share Transactions	(7,655)	7,974	(56,435)	(14,405)
Net Increase (Decrease) in Net Assets	(5,146)	12,659	75,594	36,916
Net Assets, Beginning of Period	188,016	175,357	388,943	352,027
Net Assets, End of Period	$182,870	$188,016	$464,537	$388,943

See Accompanying Notes to Financial Statements.

102	ANNUAL REPORT	2020

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2020	ANNUAL REPORT	103

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Class I Shares
Year ended 12-31-2020	$9.50	$0.17	$1.16	$1.33	$(0.22)	$(0.16)	$(0.38)
Year ended 12-31-2019	8.29	0.20	1.63	1.83	(0.23)	(0.39)	(0.62)
Year ended 12-31-2018	9.37	0.18	(0.67)	(0.49)	(0.20)	(0.39)	(0.59)
Year ended 12-31-2017(4)	8.57	0.08	0.88	0.96	(0.16)	—	(0.16)

Class II Shares
Year ended 12-31-2020	9.50	0.15	1.15	1.30	(0.20)	(0.16)	(0.36)
Year ended 12-31-2019	8.29	0.18	1.62	1.80	(0.20)	(0.39)	(0.59)
Year ended 12-31-2018	9.37	0.16	(0.67)	(0.51)	(0.18)	(0.39)	(0.57)
Year ended 12-31-2017	8.04	0.03	1.44	1.47	(0.14)	—	(0.14)
Year ended 12-31-2016	8.30	0.06	(0.27)	(0.21)	(0.05)	—	(0.05)

Balanced
Class II Shares
Year ended 12-31-2020	8.22	0.09	0.94	1.03	(0.11)	(0.43)	(0.54)
Year ended 12-31-2019	7.46	0.11	1.44	1.55	(0.14)	(0.65)	(0.79)
Year ended 12-31-2018	7.95	0.12	(0.36)	(0.24)	(0.13)	(0.12)	(0.25)
Year ended 12-31-2017	7.47	0.12	0.70	0.82	(0.12)	(0.22)	(0.34)
Year ended 12-31-2016	8.76	0.11	0.00 *	0.11	(0.12)	(1.28)	(1.40)

Energy
Class I Shares
Year ended 12-31-2020	4.02	0.04	(1.52)	(1.48)	(0.06)	—	(0.06)
Year ended 12-31-2019	3.88	0.03	0.11	0.14	—	—	—
Year ended 12-31-2018	5.87	0.00 *	(1.99)	(1.99)	—	—	—
Year ended 12-31-2017(4)	5.84	0.06	0.02	0.08	(0.05)	—	(0.05)

Class II Shares
Year ended 12-31-2020	4.00	0.04	(1.52)	(1.48)	(0.04)	—	(0.04)
Year ended 12-31-2019	3.87	0.02	0.11	0.13	—	—	—
Year ended 12-31-2018	5.87	(0.02)	(1.98)	(2.00)	—	—	—
Year ended 12-31-2017	6.77	0.04	(0.90)	(0.86)	(0.04)	—	(0.04)
Year ended 12-31-2016	5.04	(0.02)	1.76	1.74	(0.01)	—	(0.01)

Growth
Class II Shares
Year ended 12-31-2020	11.33	(0.02)	3.03	3.01	—	(1.64)	(1.64)
Year ended 12-31-2019	11.02	(0.01)	3.58	3.57	—	(3.26)	(3.26)
Year ended 12-31-2018	12.09	0.00 *	0.36	0.36	— *	(1.43)	(1.43)
Year ended 12-31-2017	10.30	0.01	2.84	2.85	(0.03)	(1.03)	(1.06)
Year ended 12-31-2016	11.42	0.03	0.03	0.06	— *	(1.18)	(1.18)

High Income
Class I Shares
Year ended 12-31-2020	3.48	0.21	(0.03)	0.18	(0.25)	—	(0.25)
Year ended 12-31-2019	3.35	0.24	0.13	0.37	(0.24)	—	(0.24)
Year ended 12-31-2018	3.65	0.23	(0.29)	(0.06)	(0.24)	—	(0.24)
Year ended 12-31-2017(4)	3.73	0.16	(0.03)	0.13	(0.21)	—	(0.21)

Class II Shares
Year ended 12-31-2020	3.47	0.20	(0.03)	0.17	(0.24)	—	(0.24)
Year ended 12-31-2019	3.34	0.23	0.13	0.36	(0.23)	—	(0.23)
Year ended 12-31-2018	3.64	0.22	(0.29)	(0.07)	(0.23)	—	(0.23)
Year ended 12-31-2017	3.61	0.23	0.01	0.24	(0.21)	—	(0.21)
Year ended 12-31-2016	3.35	0.24	0.28	0.52	(0.26)	—	(0.26)

International Core Equity
Class II Shares
Year ended 12-31-2020	15.65	0.16	0.88	1.04	(0.34)	— *	(0.34)
Year ended 12-31-2019	14.66	0.29	2.28	2.57	(0.25)	(1.33)	(1.58)
Year ended 12-31-2018	18.58	0.30	(3.45)	(3.15)	(0.28)	(0.49)	(0.77)
Year ended 12-31-2017	15.30	0.23	3.29	3.52	(0.24)	—	(0.24)
Year ended 12-31-2016	15.53	0.24	(0.11)	0.13	(0.20)	(0.16)	(0.36)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

    .

104	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Asset Strategy
Class I Shares
Year ended 12-31-2020	$10.45	14.16%	$—	*	0.77%		1.83%		—%	—%	44%
Year ended 12-31-2019	9.50	22.08	1		0.77		2.19		0.77	2.19	46
Year ended 12-31-2018	8.29	-5.20	—	*	0.78		1.91		0.78	1.91	58
Year ended 12-31-2017(4)	9.37	11.16	—	*	0.74	(5)	1.30	(5)	—	—	39	(6)

Class II Shares
Year ended 12-31-2020	10.44	13.88	764		1.02		1.60		—	—	44
Year ended 12-31-2019	9.50	21.78	772		1.02		1.94		—	—	46
Year ended 12-31-2018	8.29	-5.44	753		1.03		1.65		—	—	58
Year ended 12-31-2017	9.37	18.27	936		1.02		0.35		—	—	39
Year ended 12-31-2016	8.04	-2.57	954		1.01		0.70		1.02	0.69	68

Balanced
Class II Shares
Year ended 12-31-2020	8.71	14.11	344		1.02		1.13		—	—	61
Year ended 12-31-2019	8.22	22.09	341		1.01		1.38		—	—	44
Year ended 12-31-2018	7.46	-3.24	310		1.01		1.55		—	—	54
Year ended 12-31-2017	7.95	11.37	362		1.01		1.54		—	—	48
Year ended 12-31-2016	7.47	2.03	361		1.01		1.53		—	—	54

Energy
Class I Shares
Year ended 12-31-2020	2.48	-36.67	—	*	1.06		1.89		1.12	1.83	54
Year ended 12-31-2019	4.02	3.74	—	*	1.04		0.64		—	—	21
Year ended 12-31-2018	3.88	-33.96	—	*	0.94		-0.09		0.94	-0.09	37
Year ended 12-31-2017(4)	5.87	1.55	—	*	0.92	(5)	1.70	(5)	—	—	22	(6)

Class II Shares
Year ended 12-31-2020	2.48	-36.83	44		1.31		1.62		1.37	1.56	54
Year ended 12-31-2019	4.00	3.48	42		1.29		0.42		—	—	21
Year ended 12-31-2018	3.87	-34.14	39		1.19		-0.41		—	—	37
Year ended 12-31-2017	5.87	-12.64	169		1.19		0.75		—	—	22
Year ended 12-31-2016	6.77	34.55	196		1.19		-0.27		—	—	31

Growth
Class II Shares
Year ended 12-31-2020	12.70	30.55	896		1.01		-0.20		—	—	29
Year ended 12-31-2019	11.33	36.59	791		1.00		-0.05		—	—	30
Year ended 12-31-2018	11.02	2.28	669		1.00		-0.02		—	—	37
Year ended 12-31-2017	12.09	29.34	883		0.99		0.05		—	—	41
Year ended 12-31-2016	10.30	1.22	835		0.98		0.26		1.00	0.24	53

High Income
Class I Shares
Year ended 12-31-2020	3.41	6.30	20		0.69		6.54		—	—	52
Year ended 12-31-2019	3.48	11.49	27		0.67		6.82		—	—	35
Year ended 12-31-2018	3.35	-1.86	44		0.66		6.50		0.66	6.50	42
Year ended 12-31-2017(4)	3.65	3.42	56		0.66	(5)	6.53	(5)	—	—	52	(6)

Class II Shares
Year ended 12-31-2020	3.40	6.03	859		0.94		6.28		—	—	52
Year ended 12-31-2019	3.47	11.19	859		0.92		6.57		—	—	35
Year ended 12-31-2018	3.34	-2.11	803		0.91		6.27		—	—	42
Year ended 12-31-2017	3.64	6.68	887		0.91		6.22		—	—	52
Year ended 12-31-2016	3.61	16.19	845		0.89		6.97		0.92	6.94	36

International Core Equity
Class II Shares
Year ended 12-31-2020	16.35	7.19	649		1.17		1.10		—	—	82
Year ended 12-31-2019	15.65	18.69	699		1.16		1.93		—	—	69
Year ended 12-31-2018	14.66	-17.81	676		1.16		1.70		—	—	51
Year ended 12-31-2017	18.58	23.16	835		1.16		1.33		—	—	59
Year ended 12-31-2016	15.30	1.08	736		1.17		1.60		—	—	77

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	105

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Mid Cap Growth
Class I Shares
Year ended 12-31-2020	$12.77	$(0.04)	$5.89	$5.85	$—	$(1.02)	$(1.02)
Year ended 12-31-2019	11.10	(0.02)	3.95	3.93	—	(2.26)	(2.26)
Year ended 12-31-2018	11.63	(0.02)	0.09	0.07	—	(0.60)	(0.60)
Year ended 12-31-2017(4)	10.30	0.00 *	1.64	1.64	—	(0.31)	(0.31)

Class II Shares
Year ended 12-31-2020	12.69	(0.07)	5.85	5.78	—	(0.99)	(0.99)
Year ended 12-31-2019	11.07	(0.06)	3.94	3.88	—	(2.26)	(2.26)
Year ended 12-31-2018	11.61	(0.05)	0.09	0.04	—	(0.58)	(0.58)
Year ended 12-31-2017	9.44	(0.04)	2.52	2.48	—	(0.31)	(0.31)
Year ended 12-31-2016	9.42	(0.01)	0.55	0.54	—	(0.52)	(0.52)

Natural Resources
Class II Shares
Year ended 12-31-2020	3.84	0.04	(0.51)	(0.47)	(0.07)	—	(0.07)
Year ended 12-31-2019	3.55	0.07	0.26	0.33	(0.04)	—	(0.04)
Year ended 12-31-2018	4.63	0.03	(1.10)	(1.07)	(0.01)	—	(0.01)
Year ended 12-31-2017	4.50	0.00 *	0.14	0.14	(0.01)	—	(0.01)
Year ended 12-31-2016	3.66	0.01	0.86	0.87	(0.03)	—	(0.03)

Science and Technology
Class I Shares
Year ended 12-31-2020	29.94	(0.14)	10.31	10.17	—	(3.98)	(3.98)
Year ended 12-31-2019	21.91	(0.06)	10.95	10.89	—	(2.86)	(2.86)
Year ended 12-31-2018	27.04	(0.03)	(1.24)	(1.27)	—	(3.86)	(3.86)
Year ended 12-31-2017(4)	25.22	(0.04)	4.16	4.12	—	(2.30)	(2.30)

Class II Shares
Year ended 12-31-2020	29.82	(0.21)	10.24	10.03	—	(3.98)	(3.98)
Year ended 12-31-2019	21.84	(0.13)	10.90	10.77	—	(2.79)	(2.79)
Year ended 12-31-2018	27.04	(0.11)	(1.23)	(1.34)	—	(3.86)	(3.86)
Year ended 12-31-2017	22.34	(0.13)	7.08	6.95	—	(2.25)	(2.25)
Year ended 12-31-2016	22.96	(0.11)	0.34	0.23	—	(0.85)	(0.85)

Small Cap Core
Class II Shares
Year ended 12-31-2020	13.71	(0.02)	0.80	0.78	—	(0.64)	(0.64)
Year ended 12-31-2019	13.51	0.00 *	3.12	3.12	—	(2.92)	(2.92)
Year ended 12-31-2018	18.32	(0.06)	(1.37)	(1.43)	(0.02)	(3.36)	(3.38)
Year ended 12-31-2017	18.34	0.00 *	2.21	2.21	—	(2.23)	(2.23)
Year ended 12-31-2016	15.66	0.01	4.17	4.18	(0.07)	(1.43)	(1.50)

Small Cap Growth
Class I Shares
Year ended 12-31-2020	8.80	(0.04)	3.39	3.35	—	—	—
Year ended 12-31-2019	7.69	(0.05)	1.85	1.80	—	(0.69)	(0.69)
Year ended 12-31-2018(5)	8.76	0.00 *	(1.07)	(1.07)	—	—	—

Class II Shares
Year ended 12-31-2020	8.77	(0.06)	3.37	3.31	—	—	—
Year ended 12-31-2019	7.68	(0.07)	1.85	1.78	—	(0.69)	(0.69)
Year ended 12-31-2018	11.63	(0.06)	0.03	(0.03)	(0.05)	(3.87)	(3.92)
Year ended 12-31-2017	9.69	(0.07)	2.27	2.20	—	(0.26)	(0.26)
Year ended 12-31-2016	10.60	(0.07)	0.23	0.16	—	(1.07)	(1.07)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(5)	For the period from November 5, 2018 (commencement of operations of the class) through December 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2018.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.89%.

(10)	Expense ratio based on the period excluding reorganization expenses was 1.14%.

106	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Mid Cap Growth
Class I Shares
Year ended 12-31-2020	$17.60	49.37%	$246		0.85%		-0.27%		0.90%		-0.32%		25%
Year ended 12-31-2019	12.77	38.28	233		0.85		-0.20		0.90		-0.25		20
Year ended 12-31-2018	11.10	0.20	184		0.85		-0.14		0.90		-0.19		53
Year ended 12-31-2017(4)	11.63	16.44	131		0.856	(6)	0.05	(6)	0.89	(6)	0.01	(6)	25	(7)

Class II Shares
Year ended 12-31-2020	17.48	49.00	444		1.10		-0.53		1.15		-0.58		25
Year ended 12-31-2019	12.69	37.94	315		1.10		-0.45		1.15		-0.50		20
Year ended 12-31-2018	11.07	-0.06	230		1.10		-0.42		1.15		-0.47		53
Year ended 12-31-2017	11.61	26.89	585		1.11		-0.39		1.15		-0.43		25
Year ended 12-31-2016	9.44	6.12	615		1.10		-0.09		1.15		-0.14		33

Natural Resources
Class II Shares
Year ended 12-31-2020	3.30	-11.99	75		1.31		1.40		—		—		71
Year ended 12-31-2019	3.84	9.46	88		1.24		1.88		—		—		36
Year ended 12-31-2018	3.55	-23.23	88		1.21		0.72		—		—		33
Year ended 12-31-2017	4.63	2.97	131		1.36		0.11		—		—		44
Year ended 12-31-2016	4.50	23.81	144		1.36		0.20		—		—		67

Science and Technology
Class I Shares
Year ended 12-31-2020	36.13	35.70	2		0.91		-0.44		—		—		8
Year ended 12-31-2019	29.94	49.86	1		0.90		-0.23		—		—		31
Year ended 12-31-2018	21.91	-5.00	1		0.91		-0.11		0.91		-0.11		17
Year ended 12-31-2017(4)	27.04	17.24	—	*	0.90	(6)	-0.25	(6)	—		—		27	(7)

Class II Shares
Year ended 12-31-2020	35.87	35.36	676		1.16		-0.67		—		—		8
Year ended 12-31-2019	29.82	49.48	579		1.15		-0.48		—		—		31
Year ended 12-31-2018	21.84	-5.23	429		1.16		-0.38		—		—		17
Year ended 12-31-2017	27.04	32.12	645		1.15		-0.51		—		—		27
Year ended 12-31-2016	22.34	1.54	514		1.15		-0.52		1.17		-0.54		16

Small Cap Core
Class II Shares
Year ended 12-31-2020	13.85	7.03	183		1.20		-0.14		—		—		145
Year ended 12-31-2019	13.71	24.33	188		1.18		-0.05		—		—		126
Year ended 12-31-2018	13.51	-10.49	175		1.17		-0.34		—		—		112
Year ended 12-31-2017	18.32	13.73	316		1.15		0.01		—		—		112
Year ended 12-31-2016	18.34	28.88	348		1.16		0.08		—		—		182

Small Cap Growth
Class I Shares
Year ended 12-31-2020	12.15	38.01	59		0.89		-0.46		0.92		-0.49		50
Year ended 12-31-2019	8.80	23.68	58		0.89		-0.60		0.91		-0.62		41
Year ended 12-31-2018(5)	7.69	-12.24	52		1.05	(6)(9)	0.15	(6)	1.07	(6)	0.13	(6)	52	(8)

Class II Shares
Year ended 12-31-2020	12.08	37.66	406		1.14		-0.71		1.17		-0.74		50
Year ended 12-31-2019	8.77	23.37	331		1.14		-0.84		1.17		-0.87		41
Year ended 12-31-2018	7.68	-4.11	300		1.16	(10)	-0.52		1.18		-0.54		52
Year ended 12-31-2017	11.63	23.12	377		1.15		-0.69		1.17		-0.71		55
Year ended 12-31-2016	9.69	2.92	426		1.14		-0.79		1.16		-0.81		107

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	107

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2020

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Asset Strategy, Balanced, Energy, Growth, High Income, International Core Equity, Mid Cap Growth, Natural Resources, Science and Technology, Small Cap Core and Small Cap Growth (each, a “Portfolio”) are eleven series of the Trust and are the only series of the Trust included in these financial statements. The assets belonging to each Portfolio are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser is Ivy Investment Management Company (“IICO”).

Each Portfolio offers Class II shares. Asset Strategy, Energy, High Income, Mid Cap Growth, Science and Technology and Small Cap Growth also offer Class I shares. All classes of shares have identical rights and voting privileges with respect to the Portfolio in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share (“NAV”) may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class II shares have a distribution and service plan. Class I shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or

108	ANNUAL REPORT	2020

segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by a Portfolio in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Portfolios’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

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In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Portfolio, or (iii) reduced effectiveness of related Portfolio transactions, such as hedging.

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The individual Portfolios herein have adopted a Liquidity Risk Management Program (the “Program”). The Portfolio’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Portfolio’s liquidity risk, which is the risk that any Portfolio could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Portfolio. This risk is managed by monitoring the degree of liquidity of the Portfolio’s investments, limiting the amount of the Portfolio’s illiquid investments, and utilizing various risk management tools and facilities available to the Portfolio for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Portfolio’s investments is supported by one or more third-party liquidity assessment vendors. The Portfolio’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period June 1, 2019, through March 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Portfolio’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Portfolio’s HLIM, where applicable, had been effective in managing the Portfolio’s liquidity risk.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and

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only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s NAV to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Notice of Acquisition. On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Portfolio’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Each Portfolio’s Board recently approved a new investment advisory agreement (and new sub-advisory agreement(s)). The new investment advisory agreement (and new sub-advisory agreement(s)) approved by each Portfolio’s Board is expected to be presented to Portfolio shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. Ivy Portfolios’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.

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Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

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Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 — Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

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Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

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Forward Foreign Currency Contracts. All Portfolios are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

International Core Equity and Natural Resources enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Asset Strategy, Balanced, International Core Equity, Mid Cap Growth, Science and Technology and Small Cap Growth purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. All Portfolios are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Payments received or made by the Portfolio are recorded as realized gain or loss on the Statements of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statements of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statements of Operations.

After a centrally cleared swap is accepted for clearing, a Portfolio may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statements of Assets and Liabilities.

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Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Asset Strategy and Small Cap Growth enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Portfolio enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Portfolio mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Portfolio and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Portfolio and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Portfolio’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Portfolio and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2020:

Assets

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Asset Strategy
Swap agreements, at value	$382	$—	$382	$—	$—	$—	$382
International Core Equity
Unrealized appreciation on forward foreign currency contracts(1)	$699	$—	$699	$—	$—	$(620)	$79
Mid Cap Growth
Investments in unaffiliated securities at value*	$1,274	$—	$1,274	$(104)	$(1,170)	$—	$—
Small Cap Growth
Investments in unaffiliated securities at value*	$95	$—	$95	$(95)	$—	$—	$—

*	Purchased options are reported as investments in unaffiliated securities on the Statements of Assets and Liabilities.
(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statements of Assets and Liabilities line item for Investment securities sold receivable.

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Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Mid Cap Growth
Written options at value	$104	$—	$104	$(104)	$—	$—	$—
Natural Resources
Unrealized depreciation on forward foreign currency contracts	$472	$—	$472	$—	$—	$(310)	$162
Science and Technology
Written options at value	$23	$—	$23	$—	$(23)	$—	$—
Small Cap Growth
Swap agreements, at value	$155	$—	$155	$—	$—	$—	$155
Written options at value	240	—	240	(95)	—	—	145
Total	$395	$—	$395	$(95)	$—	$—	$300

Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2020:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Asset Strategy	Equity	Investments in unaffiliated securities at value*	$141	Written options at value	$29
	Interest rate	Swap agreements, at value	382		—
International Core Equity	Foreign currency	Unrealized appreciation on forward foreign currency contracts	685		—
Mid Cap Growth	Equity	Investments in unaffiliated securities at value*	1,274	Written options at value	104
Natural Resources	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	472
Science and Technology	Equity		—	Written options at value	34
Small Cap Growth	Equity	Investments in unaffiliated securities at value*	95	Swap agreements, at value	155
			—	Written options at value	240

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements		Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(1,425)	$—	**	$—	$2,754	$—	$1,329
Balanced	Equity	—	—		—	12	—	12
International Core Equity	Equity	151	—		—	24	—	175
	Foreign currency	—	—		—	—	20	20
Mid Cap Growth	Equity	(2,505)	—		—	(248)	—	(2,753)
Natural Resources	Foreign currency	—	—		—	—	(742)	(742)
Small Cap Growth	Equity	3	7,888		—	4	—	7,895

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

** Not shown due to rounding.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$28	$382	$—	$4	$—	$414
International Core Equity	Foreign currency	—	—	—	—	1,518	1,518
Mid Cap Growth	Equity	(1,017)	—	—	333	—	(684)
Natural Resources	Foreign currency	—	—	—	—	429	429
Science and Technology	Equity	—	—	—	344	—	344
Small Cap Growth	Equity	(240)	(781)	—	(29)	—	(1,050)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2020, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Asset Strategy	$—	$—	$—	$1,720	$95	$308
Balanced	—	—	—	—	—	3
International Core Equity	315	—	—	—	—	—
Mid Cap Growth	—	—	—	—	163	594
Natural Resources	230	—	—	—	—	—
Science and Technology	—	—	—	—	—	3
Small Cap Growth	—	—	—	11,564	24	53

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE ASSET STRATEGY PORTFOLIO

Ivy VIP ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Ivy VIP Asset Strategy (referred to as “the Portfolio” in this subsection). VIP ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Portfolio. The Subsidiary and the Company act as investment vehicles for the Portfolio, in order to affect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary

118	ANNUAL REPORT	2020

and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2020 of the Subsidiary and the Company to the Portfolio (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary/Company Net Assets	Percentage of Portfolio Net Assets
Ivy VIP ASF II, Ltd.	1-31-13	4-10-13	$764,574	$44,234	5.79%
VIP ASF III (SBP), LLC	4-9-13	4-23-13	764,574	26	0.00

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	Over $10,000M
Asset Strategy	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Balanced	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Natural Resources	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.700
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Core	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760

IICO has voluntarily agreed to waive a Portfolio’s investment management fee on any Portfolio that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statements of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

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Service Plan. Class II. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio may pay a service fee to Ivy Distributors, Inc. (“IDI”) for Class II shares in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. IICO, the Portfolios’ investment manager, IDI, the Portfolios’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Portfolios’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Portfolio and class expense limitations and related waivers/reimbursements for the year ended December 31, 2020 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Asset Strategy	Class I	Contractual	4-28-2017	4-30-2021	Class II less 0.25%	$—		N/A
Energy	All Classes	Voluntary	N/A	N/A	N/A	$21	(1)	Investment Management Fee
	Class I	Contractual	4-28-2017	4-30-2021	Class II less 0.25%	$—		N/A
High Income	Class I	Contractual	4-28-2017	4-30-2021	Class II less 0.25%	$—		N/A
Mid Cap Growth	All Classes	Contractual	4-28-2017	4-30-2021	N/A	$297	(2)	Investment Management Fee
	Class I	Contractual	4-28-2017	4-30-2021	0.85%	$—	*	Shareholder Servicing
	Class I	Contractual	4-28-2017	4-30-2021	Class II less 0.25%	$—		N/A
	Class II	Contractual	5-1-2012	4-30-2021	1.10%	$4		12b-1 Fees and/or Shareholder Servicing
Science and Technology	Class I	Contractual	4-28-2017	4-30-2021	Class II less 0.25%	$—		N/A
Small Cap Growth	All Classes	Contractual	4-28-2017	4-30-2021	N/A	$111	(2)	Investment Management Fee
	Class I	Contractual	11-5-2018	4-30-2021	Class II less 0.25%	$—	*	Shareholder Servicing
	Class II	Contractual	10-1-2016	4-30-2021	1.14%	$3		12b-1 Fees and/or Shareholder Servicing

*	Not shown due to rounding.
(1)

For Portfolios managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

(2)	Due to Class I and/or Class II contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2020 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2020.

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8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2020 follows:

Portfolio	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Depreciation		12-31-20 Value	Distributions Received	Capital Gain Distributions
High Income
Larchmont Resources LLC(1)(2(3)	$252	$—	$—	$—	$(212)		$40	$—	$—

	12-31-19 Value				Net Change in Unrealized Depreciation			Interest Received
Larchmont Resources LLC (8.000% Cash or 8.000% PIK), 11.000%, 8-9-21(2)(4)	$697	$23	$—	$—		$(408)	$312	$70	$—

*Not shown due to rounding.

(1) No dividends were paid during the preceding 12 months.

(2) Securities whose value was determined using significant unobservable inputs.

(3) Restricted security.

(4) Payment-in-kind bond.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2020, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Asset Strategy	$2,286	$283,749	$17,294	$332,564
Balanced	45,443	144,248	69,560	156,030
Energy	—	30,190	—	16,932
Growth	—	234,989	—	352,339
High Income	—	446,053	—	397,012
International Core Equity	—	475,432	—	542,740
Mid Cap Growth	—	136,933	—	232,456
Natural Resources	—	48,262	—	48,354
Science and Technology	—	42,689	—	120,304
Small Cap Core	—	230,015	—	244,756
Small Cap Growth	—	180,862	—	234,561

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Portfolio may lend their portfolio securities only to borrowers that are approved by the Portfolio’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Portfolio collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio and any excess collateral is returned by the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Portfolio’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Portfolio’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Portfolio and the Portfolio does not have the ability to re-hypothecate these securities. The

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securities on loan for each Portfolio are also disclosed in its Schedule of Investments. The total value of any securities on loan as of December 31, 2020 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Portfolios from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2020:

Portfolio	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Asset Strategy	$649	$665	$—	$665
Balanced	195	71	128	199
Energy	492	2	503	505
High Income	8,521	6,310	2,425	8,735
International Core Equity	20,940	2,601	19,508	22,109
Mid Cap Growth	7,018	4,027	3,144	7,171
Science and Technology	4,279	4,387	—	4,387
Small Cap Growth	6,306	1,014	5,429	6,443

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Portfolio could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11. BORROWINGS

On July 1, 2019 the Trust, on behalf of High Income, along with certain other funds managed by the investment adviser (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.00% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.00% per annum on amounts borrowed. The agreement expires in June 2021 unless extended or renewed. As of December 31, 2020, if applicable, any outstanding borrowings would be disclosed as a payable for borrowing on the Statements of Assets and Liabilities. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statements of Operations. During the year ended December 31, 2020, the Participating Funds did not borrow under the credit facility.

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12. CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Asset Strategy				Balanced
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	2	$18	—	$—	N/A	N/A	N/A	N/A
Class II	2,297	20,591	1,784	16,459	1,388	$10,666	1,682	$13,146
Shares issued in reinvestment of distributions to shareholders:
Class I	1	14	2	20	N/A	N/A	N/A	N/A
Class II	2,592	25,939	4,849	45,846	3,038	21,608	4,279	31,681
Shares redeemed:
Class I	(1)	(10)	— *	— *	N/A	N/A	N/A	N/A
Class II	(12,999)	(121,030)	(16,162)	(148,939)	(6,423)	(49,568)	(6,122)	(47,906)

Net decrease	(8,108)	$(74,478)	(9,527)	$(86,614)	(1,997)	$(17,294)	(161)	$(3,079)

	Energy				Growth
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	42	$90	5	$21	N/A	N/A	N/A	N/A
Class II	17,805	36,300	4,050	16,320	6,048	$65,529	936	$10,589
Shares issued in reinvestment of distributions to shareholders:
Class I	2	4	—	—	N/A	N/A	N/A	N/A
Class II	297	710	—	—	11,225	112,472	18,896	186,937
Shares redeemed:
Class I	(10)	(21)	(9)	(34)	N/A	N/A	N/A	N/A
Class II	(11,000)	(24,197)	(3,772)	(15,434)	(16,529)	(183,294)	(10,740)	(120,227)

Net increase (decrease)	7,136	$12,886	274	$873	744	$(5,293)	9,092	$77,299

	High Income				International Core Equity
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	1,120	$3,427	765	$2,711	N/A	N/A	N/A	N/A
Class II	34,522	108,828	26,909	92,614	5,497	$68,946	2,003	$30,385
Shares issued in reinvestment of distributions to shareholders:
Class I	501	1,439	936	3,156	N/A	N/A	N/A	N/A
Class II	19,910	57,105	16,418	55,287	1,149	14,682	4,945	70,370
Shares redeemed:
Class I	(3,508)	(11,691)	(7,167)	(24,449)	N/A	N/A	N/A	N/A
Class II	(48,887)	(154,485)	(36,409)	(125,215)	(11,578)	(159,777)	(8,396)	(126,858)

Net increase (decrease)	3,658	$4,623	1,452	$4,104	(4,932)	$(76,149)	(1,448)	$(26,103)

* Not shown due to rounding.

2020	ANNUAL REPORT	123

	Mid Cap Growth				Natural Resources
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	2,196	$24,761	1,304	$16,178	N/A	N/A	N/A	N/A
Class II	5,890	83,518	5,186	64,074	4,623	$13,178	3,518	$13,191
Shares issued in reinvestment of distributions to shareholders:
Class I	1,323	16,218	3,171	35,378	N/A	N/A	N/A	N/A
Class II	1,888	23,025	4,217	46,820	586	1,678	229	870
Shares redeemed:
Class I	(7,828)	(102,324)	(2,828)	(34,889)	N/A	N/A	N/A	N/A
Class II	(7,174)	(95,976)	(5,347)	(66,009)	(5,335)	(16,123)	(5,896)	(22,418)

Net increase (decrease)	(3,705)	$(50,778)	5,703	$61,552	(126)	$(1,267)	(2,149)	$(8,357)

	Science and Technology				Small Cap Core
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	44	$1,383	5	$144	N/A	N/A	N/A	N/A
Class II	2,488	74,399	2,087	58,421	1,325	$14,216	564	$7,839
Shares issued in reinvestment of distributions to shareholders:
Class I	6	191	3	80	N/A	N/A	N/A	N/A
Class II	2,181	71,179	1,692	49,737	823	8,738	2,817	36,690
Shares redeemed:
Class I	(24)	(802)	— *	(17)	N/A	N/A	N/A	N/A
Class II	(5,252)	(161,803)	(3,995)	(110,540)	(2,654)	(30,609)	(2,655)	(36,555)

Net increase (decrease)	(557)	$(15,453)	(208)	$(2,175)	(506)	$(7,655)	726	$7,974

	Small Cap Growth
	Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	1,175	$8,471	477	$4,296
Class II	1,993	17,717	2,202	19,523
Shares issued in reinvestment of distributions to shareholders:
Class I	—	—	489	4,305
Class II	—	—	2,841	24,945
Shares redeemed:
Class I	(2,900)	(26,285)	(1,198)	(10,725)
Class II	(6,144)	(56,338)	(6,327)	(56,749)

Net decrease	(5,876)	$(56,435)	(1,516)	$(14,405)

*Not shown due to rounding.

13.	COMMITMENTS

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At December 31, 2020, there were no outstanding bridge loan commitments.

124	ANNUAL REPORT	2020

14.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Strategy	$665,066	$162,419	$64,550	$97,869
Balanced	279,954	66,441	4,912	61,529
Energy	54,576	3,978	14,795	(10,817)
Growth	525,439	371,371	312	371,059
High Income	931,436	35,283	75,359	(40,076)
International Core Equity	583,062	98,750	33,110	65,640
Mid Cap Growth	399,720	299,664	5,945	293,719
Natural Resources	78,904	9,949	13,622	(3,673)
Science and Technology	286,794	399,227	3,851	395,376
Small Cap Core	153,517	31,742	3,099	28,643
Small Cap Growth	302,972	163,517	2,504	161,013

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2020 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Asset Strategy	$1,209	$12,943	$—	$—	$—
Balanced	3,797	21,206	—	—	—
Energy	7	—	—	—	—
Growth	14,989	83,262	—	—	—
High Income	53,438	—	—	—	—
International Core Equity	6,907	—	—	—	—
Mid Cap Growth	8,450	74,222	—	—	—
Natural Resources	788	—	—	—	—
Science and Technology	—	9,206	—	—	—
Small Cap Core	—	—	—	—	—
Small Cap Growth	7,133	51,481	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Asset Strategy	$15,087	$10,866	$15,765	$30,101
Balanced	4,491	17,117	6,330	25,351
Energy	714	—	—	—
Growth	13,693	98,779	4,140	182,797
High Income	58,544	—	58,443	—
International Core Equity	14,571	111	13,997	56,373
Mid Cap Growth	5,368	33,875	—	82,198
Natural Resources	1,678	—	870	—
Science and Technology	992	70,378	1,227	48,590
Small Cap Core	2,001	6,737	12,737	23,953
Small Cap Growth	—	—	—	29,250

(1)	Includes short-term capital gains, if any.

2020	ANNUAL REPORT	125

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of December 31, 2020, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover		Long-Term Capital Loss Carryover
Asset Strategy	$—		$—
Balanced	—		—
Energy	10,567	(1)	40,488	(1)
Growth	—		—
High Income	—		80,991
International Core Equity	—		37,778
Mid Cap Growth	—		—
Natural Resources	10,471		58,592
Science and Technology	—		—
Small Cap Core	—		98
Small Cap Growth	—		—

(1)	$28,772 of these Capital Loss Carryovers are subject to an annual limitation of $3,708 plus any unused limitation from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations Which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post- October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies and partnership transactions. At December 31, 2020, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)		Paid-In Capital
Asset Strategy	$1		$(1)
Balanced	1		(1)
Energy	—	*	— *
Growth	—		—
High Income	—	*	— *
International Core Equity	—		—
Mid Cap Growth	—		—
Natural Resources	1		(1)
Science and Technology	3,885		(3,885)
Small Cap Core	187		(187)
Small Cap Growth	—		—

* Not shown due to rounding.

126	ANNUAL REPORT	2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Shareholders and Board of Trustees of Ivy Variable Insurance Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Energy, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources, Ivy VIP Science and Technology, Ivy VIP Small Cap Core, and Ivy VIP Small Cap Growth, eleven of the series constituting the Ivy Variable Insurance Portfolios (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 12, 2021

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2020	ANNUAL REPORT	127

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2020:

Dividends Received Deduction for Corporations
Asset Strategy	$2,546,941
Balanced	3,939,954
Energy	714,044
Growth	6,637,984
High Income	—
International Core Equity	—
Mid Cap Growth	2,788,239
Natural Resources	1,217,997
Science and Technology	991,798
Small Cap Core	1,576,810
Small Cap Growth	—

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Asset Strategy	$10,866,177
Balanced	17,117,192
Energy	—
Growth	98,778,669
High Income	—
International Core Equity	110,592
Mid Cap Growth	33,875,175
Natural Resources	—
Science and Technology	70,377,771
Small Cap Core	6,737,848
Small Cap Growth	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
International Core Equity	$813,641	$12,314,636

128	ANNUAL REPORT	2020

BOARD OF TRUSTEES AND OFFICERS	IVY VIP

Each of the individuals listed below serves as a trustee for the Trust (28 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (45 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and InvestEd Portfolios (“InvestEd”) (10 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	1997	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company—Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee; IVH (2013 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	129

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2015	President (2020 to present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Director, University of Oklahoma Medical, Inc. (2020 to present) (non-profit); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (10 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, IVH (Independent Chairman and Trustee (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2020); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	1996	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

130	ANNUAL REPORT	2020

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Interested Trustee

Mr. Sanders is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of Waddell & Reed, Inc. (“Waddell & Reed”), as well as by virtue of his personal ownership of shares of WDR. The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Philip J. Sanders 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010-2019).	Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Senior Vice President of Waddell & Reed Services Company (WRSCO) (2014 to present).
Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-present).

* This is the date when the Officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).

** Mr. Sanders was Vice President of the Trust since 1998, until his appointment as President in 2016.

2020	ANNUAL REPORT	131

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY VIP

At a meeting of the Board of Trustees (the “Board”) of Ivy Variable Insurance Portfolios (the “Trust”) held on August 11th and 12th, 2020, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreement between IICO and Securian Asset Management, Inc. (the “Subadviser”) with respect to Ivy VIP Securian Real Estate Securities, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility. The Management Agreement and the Investment Subadvisory Agreement are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO and the Subadviser. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadviser, profitability (including any fall-out benefits) from IICO’s and the Subadviser’s relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and the Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2020. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 11-12, 2020 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and the Subadviser, taking into account the large amount of materials produced by IICO and the Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

The Board also took into account the review that its Investment Oversight Committee (the “IOC”) had conducted, in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the Ivy Funds complex, which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and the Subadviser, as well as the other services provided to the Funds by IICO and the Subadviser, as applicable (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and the Subadviser, noting the resources that each has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and the Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or the Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service

132	ANNUAL REPORT	2020

provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered that WISC has outsourced certain of its transactional processing operations to a sub-agent, which is designed to promote, and has achieved, greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that none of IICO, the Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or the Investment Subadvisory Agreement with the Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has recently undertaken, and continues to implement, in seeking to rationalize the Ivy Funds complex, including the Trust, as well as to reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO, or the Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and the Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the Ivy Funds complex. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2020, approximately 23% of the funds within the Ivy Funds complex were in the top quartile of performance and 55% of the Funds were in the top two quartiles of performance and that short-term performance of such

2020	ANNUAL REPORT	133

funds were showing signs of improvement. Specifically, the report noted that 50% of the funds within the Ivy Funds complex were in the top two quartiles in the one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were reasonable in relation to the average total expenses of their respective group of peer funds and that their net management fees were reasonable in relation to the average net management fees of their respective groups of peer funds. The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on funds that are subadvised by unaffiliated subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the funds within the Ivy Funds complex in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

134	ANNUAL REPORT	2020

ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through
Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.

If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios
What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

2020	ANNUAL REPORT	135

What we do
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

136	ANNUAL REPORT	2020

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923-3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

2020	ANNUAL REPORT	137

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

138	ANNUAL REPORT	2020

THE IVY VARIABLE INSURANCE PORTFOLIOS FAMILY

Global/International Portfolios

Global Equity Income

Global Growth

International Core Equity

Domestic Equity Portfolios

Core Equity

Growth

Mid Cap Growth

Small Cap Core

Small Cap Growth

Value

Fixed Income Portfolios

Corporate Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolio

Government Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate — Managed Volatility

Pathfinder Moderately Aggressive — Managed Volatility

Pathfinder Moderately Conservative — Managed Volatility

Science and Technology

Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2020	ANNUAL REPORT	139

ANN-VIP1 (12/20)

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2020

Ivy Variable Insurance Portfolios

Core Equity	Class II

Corporate Bond	Class II

Global Bond	Class II

Global Equity Income	Class II

Global Growth	Class II

Limited-Term Bond	Class II

Securian Real Estate Securities	Class II

Value	Class II

CONTENTS	IVY VIP

2	ANNUAL REPORT	2020

PRESIDENT’S LETTER	IVY VIP

DECEMBER 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Markets in 2020 were, to use an overused word, unprecedented. In a matter of months, we witnessed economic and market moves that typically take an entire market cycle of many years to unfold. To start the fiscal year, financial markets had been positive as political conflicts, trade uncertainty and global economic growth concerns waned. However, that upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic caused one of the most rapid and dramatic global economic downturns in history. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks took strong steps to mitigate the economic blow of social distancing. Monetary policy response was broader and more rapid than at any other time in history. Global central banks enacted aggressive stimulus through lower interest rates, quantitative easing (QE) and liquidity provisions, with some developing countries implementing QE for the first time. The U.S. Federal Reserve’s (Fed) response included a broad array of policy measures and an unprecedented pace of QE. Fourth quarter 2020 economic data showed the global economy had a very strong rebound. Since the March 23 trough, the S&P 500 Index stabilized and experienced a rapid bounce back. As of fiscal year end, the Index was up 18.40%.

Going forward, we believe there are reasons for optimism as we enter 2021. COVID-19 vaccines are being distributed around the world and record amounts of stimulus continue to support the global economic recovery. This optimism is reflected in our outlook for global growth in 2021, which we believe will return to pre-pandemic levels sooner than expected, driven in part by pent-up demand. We anticipate 2021 U.S. economic GDP growth will average 6.2%, fueled in part by a resurgence in consumption as pandemic-related constraints wane. With President Joe Biden and his administration taking the reins of power in Washington, we anticipate policy changes on several fronts. We expect an additional stimulus package that includes additional checks to individuals, an extension of emergency unemployment benefits and help for state and local governments. Later in the year, we anticipate broader legislation to pass that could include a number of spending initiatives, including an infrastructure plan with a focus on green initiatives. We also expect the legislation to include higher taxes for businesses and high-income earners.

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries as economies continue to recover. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	12/31/2020	12/31/2019
S&P 500 Index	3,756.07	3,230.78
MSCI EAFE Index	2,147.53	2,036.94
10-Year Treasury Yield	0.93%	1.92%
U.S. unemployment rate	6.7%	3.6%
30-year fixed mortgage rate	2.67%	3.74%
Oil price per barrel	$48.52	$61.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2020.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

4	ANNUAL REPORT	2020

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Core Equity
Class II	$1,000	$1,230.40	$5.35	$1,000	$1,020.34	$4.85	0.95%
Corporate Bond
Class II	$1,000	$1,042.60	$3.98	$1,000	$1,021.24	$3.94	0.77%
Global Bond
Class II	$1,000	$1,063.70	$2.79	$1,000	$1,022.43	$2.73	0.54%
Global Equity Income
Class II	$1,000	$1,194.30	$5.71	$1,000	$1,019.97	$5.25	1.03%
Global Growth
Class II	$1,000	$1,240.20	$6.38	$1,000	$1,019.39	$5.76	1.13%
Limited-Term Bond
Class II	$1,000	$1,011.20	$4.02	$1,000	$1,021.09	$4.04	0.81%
Securian Real Estate Securities
Class II	$1,000	$1,116.80	$6.99	$1,000	$1,018.57	$6.66	1.31%
Value
Class II	$1,000	$1,235.20	$5.70	$1,000	$1,020.07	$5.15	1.01%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2020, and divided by 366.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustrations are based on ongoing costs only.

2020	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	CORE EQUITY

(UNAUDITED)

Erik R. Becker

Erik R. Becker, CFA, portfolio manager of Ivy VIP Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Becker has managed the Portfolio since 2006 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Core Equity (Class II shares at net asset value)	21.52%
Benchmark and Morningstar Category
S&P 500 Index	18.40%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Morningstar Large Growth Category Average	35.86%
(generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key factors

2020 proved to be a surprisingly strong year in the equity market with the S&P 500 Index, the Portfolio’s benchmark, increasing over 18% despite significant early year volatility caused by the COVID-19 pandemic. Quarterly gross domestic product (GDP) growth was erratic, again due to the pandemic. GDP in the U.S. decreased 5% quarter over quarter at a seasonally adjusted rate in the first quarter, followed by -31% in second quarter, and +33% in the third quarter. While fourth quarter has yet to be reported, we expect full year GDP to have contracted 3.6%. Current expectations suggest that the full year drop in GDP led to a 16% contraction in S&P 500 Index earnings. The strong equity market returns suggest market participants were willing to look through 2020 earnings weakness given unprecedented support offered to consumers/businesses through the Coronavirus Aid, Relief, and Economic Security (CARES) Act ($2.2 billion economic stimulus bill signed into law on March 27) and subsequent legislation in the fourth quarter for an additional $900 billion in stimulus. Fiscal stimulus appears to have been highly effective as the U.S. unemployment rate has declined to below 7% in December after peaking above 13% in June as pandemic-related business closures were at their peak.

Information technology stocks led the market in 2020 with gains of nearly 44%. Consumer discretionary followed with gains over 33% while communications services (where many large internet names reside) and materials stocks also beat the market averages. The year’s worst performing groups included energy (-33%), real estate (-2%) and financials (-2%).

Contributors and detractors

During the measurement period, Ivy VIP Core Equity meaningfully outperformed its benchmark as the result of strong performance from the Portfolio’s holdings in financials, consumer staples and utilities, offsetting weaker stock selection within information technology and a modest drag from cash. The vast majority of outperformance for the year (over 90%) was due to individual stock selection as opposed to overweight and underweight positions of particular market sectors. From an individual security standpoint, Microsoft Corp. led the contribution to total return for the year followed by Amazon.com, Inc., Apple, Inc., Discover Financial Services and Union Pacific Corp. Standouts on the downside included Citigroup, Anthem and Comcast. All three companies are no longer held in the Portfolio. Overall, we are pleased with the Portfolio’s relative performance for the year in addition to improving longer-run performance metrics that proved the value of strong active management through long market cycles.

The Portfolio remains focused on finding competitively advantaged businesses that are likely to exceed longer-run earnings and cash flow projections, with a keen interest on investing in areas where we see significant competitive change. We benefit from taking advantage of opportunities presented by the market to buy good businesses at reasonable valuations where our fundamental analysis suggests earnings power is underappreciated.

Over the past nine months, the market provided significant opportunity in strong businesses undergoing transitory earnings disruption as the result of the pandemic and related economic effects. To that end, we made several adjustments during the year based on opportunity to add or increase certain holdings in financials (Discover Financial Services, JPMorgan Chase & Co. and Fiserv, Inc.). We believe the earnings of these companies are temporarily depressed based on increased reserves taken in 2020, as well as weakness in payment revenue streams due to restricted travel and

6	ANNUAL REPORT	2020

entertainment. Temporary earnings disruptions also significantly impacted the consumer discretionary and health care sectors, with consumers unwilling or unable to eat out or schedule certain medical procedures. The Portfolio capitalized on attractive valuations in HCA Holdings, Inc. during 2020 and more recently added Sysco Corp. as the leading food distributor to restaurants and institutions. Other recent additions to the Portfolio were more idiosyncratic in nature. The Portfolio significantly added to the position in UnitedHealth Group, Inc. at a time when election uncertainty made the valuation of this strong organic grower and vital piece of the nation’s healthcare system more attractive. We added D.R. Horton, Inc. based on our belief in significant pent-up demand for new, affordable single-family homes as millennials move into active home-buying mode. Already well-positioned for entry-level and first-time move-up buyers, the company is also transitioning to an “asset-light” model (less land ownership) that we believe will yield structural improvement in returns.

Outlook

Two critical events occurred in the fourth quarter that we believe are likely to have lasting repercussions on the state of the U.S. economy. Success in the development of a highly effective vaccine was clearly the most important development in terms of understanding a path to economic recovery. Ivy’s economist believes the U.S. economy can expand 6% in 2021, largely the result of substantial anticipated re-opening activity toward the middle of the year. On a bottom-up basis, forecasters suggest this will result in earnings growth for the market of greater than 20%. Our experience over several market cycles suggests companies are far more adaptable during periods of revenue weakness and opt to rationalize cost structures aggressively to protect profits at these times. Over the past nine months, companies have reduced workforces, found more efficient ways to conduct businesses (Zoom and lack of travel), and invested in technology (cloud adoption, etc.) all to protect the downside and prepare for the eventual upturn. This usually results in greater operating leverage (the ability of bottom-line profits to expand faster than revenues) during an upturn than investors expect. We anticipate this leverage to be most pronounced in companies that were forced to be most cost conscious over the previous nine months and as such we have increased the cyclicality of the Portfolio to take advantage.

The other obvious development is the transition of power in Washington with Joe Biden’s presidential victory and the democratic capture of the Senate (for all practical purposes). While the margin of the democratic majority is slim in both houses of Congress, we anticipate this will result in meaningful policy changes that will provide the underpinning of growth in several areas. Most broadly, we would expect that fiscal stimulus efforts will increase, all else equal, under the current power structure. More stimulus is likely to lead to more short-term economic growth and a stronger consumer recovery, while relieving the onus on monetary policy (federal bond purchasing and low interest rates) as the dominant policy measures to expand growth. It is widely expected that fiscal stimulus will expand beyond direct payments to include spending on infrastructure, clean energy investment, and state/local funding to offset budget shortfalls that otherwise would detract from growth

Between vaccine success and pro-growth fiscal policies that already supplement highly stimulative monetary policy, short-term growth expectations seem robust. We think there still exists an element of risk; however, because the ultimate path of COVID-19 is far from certain. Longer-run ramifications of increased stimulus and the ultimate path of long-term interest rates and inflation also give us pause in extrapolating robust market gains well into the future. As has been discussed in previous letters, certain pockets of the market have become prohibitively expensive, such as high-growth technology, pandemic beneficiaries, clean energy (Tesla), and even alternative asset classes for which there are no valuation paradigms (Bitcoin). Tesla and Bitcoin are not held in the Portfolio. It appears speculative fervor is alive and well. The Portfolio will seek to participate in emerging themes to the extent we are able to uncover competitively advantaged and fairly valued companies that produce solid earnings and free cash flow. We will continue to monitor portfolio risk levels, seeking to ensure the strategy is protected from violent swings in expectations around the direction of monetary policy, the future path of inflation, and the resulting impact both could have on the price levels of highly valued companies. As always, we look forward to updating you in the future. Thank you for your continued investment in Ivy.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Because the Portfolio is generally invested in a small number of stocks, the performance of any one security held by the Portfolio will have a greater impact than if the Portfolio were invested in a larger number of securities. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Core Equity.

2020	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS	CORE EQUITY

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.6%
Information Technology	28.0%
Financials	17.6%
Health Care	12.6%
Consumer Discretionary	10.7%
Communication Services	9.9%
Industrials	8.0%
Consumer Staples	6.3%
Materials	2.8%
Utilities	2.6%
Real Estate	1.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Fiserv, Inc.	Information Technology	Data Processing & Outsourced Services
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Morgan Stanley	Financials	Investment Banking & Brokerage
Union Pacific Corp.	Industrials	Railroads
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
NextEra Energy, Inc.	Utilities	Electric Utilities

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

8	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	CORE EQUITY

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	21.52%
5-year period ended 12-31-20	13.76%
10-year period ended 12-31-20	12.82%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	CORE EQUITY (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Cable & Satellite – 1.8%
Charter Communications, Inc., Class A (A)	20	$12,980

Interactive Home Entertainment – 1.3%
Take-Two Interactive Software, Inc. (A)	48	10,006

Interactive Media & Services – 5.1%
Alphabet, Inc., Class A (A)	11	19,256
Facebook, Inc., Class A (A)	68	18,635

		37,891

Movies & Entertainment – 1.7%
Netflix, Inc. (A)	23	12,438

Total Communication Services – 9.9%		73,315
Consumer Discretionary

Auto Parts & Equipment – 2.5%
Aptiv plc	141	18,343

Automotive Retail – 1.9%
AutoZone, Inc. (A)	12	13,910

Footwear – 1.8%
NIKE, Inc., Class B	93	13,133

Homebuilding – 1.0%
D.R. Horton, Inc.	106	7,304

Internet & Direct Marketing Retail – 3.5%
Amazon.com, Inc. (A)	8	25,954

Total Consumer Discretionary – 10.7%		78,644
Consumer Staples

Food Distributors – 1.5%
Sysco Corp.	148	10,988

Household Products – 1.4%
Procter & Gamble Co. (The)	76	10,539

Hypermarkets & Super Centers – 3.4%
Costco Wholesale Corp.	35	13,026
Wal-Mart Stores, Inc.	80	11,546

		24,572

Total Consumer Staples – 6.3%		46,099
Financials

Asset Management & Custody Banks – 4.3%
Artisan Partners Asset Management, Inc.	148	7,455
Blackstone Group, Inc. (The), Class A	181	11,758
KKR & Co.	313	12,669

		31,882

COMMON STOCKS (Continued)	Shares	Value
Consumer Finance – 2.6%
Discover Financial Services	209	$18,937

Financial Exchanges & Data – 1.9%
CME Group, Inc.	80	14,500

Insurance Brokers – 2.5%
Aon plc	86	18,258

Investment Banking & Brokerage – 2.9%
Morgan Stanley	313	21,441

Other Diversified Financial Services – 3.4%
JPMorgan Chase & Co.	196	24,843

Total Financials – 17.6%		129,861
Health Care

Health Care Equipment – 4.2%
Danaher Corp.	57	12,557
Zimmer Holdings, Inc.	120	18,493

		31,050

Health Care Facilities – 1.7%
HCA Holdings, Inc.	76	12,495

Managed Health Care – 3.0%
UnitedHealth Group, Inc.	63	22,233

Pharmaceuticals – 3.7%
Eli Lilly and Co.	82	13,843
Zoetis, Inc.	79	13,036

		26,879

Total Health Care – 12.6%		92,657
Industrials

Aerospace & Defense – 1.0%
Airbus SE ADR	259	7,063

Agricultural & Farm Machinery – 1.3%
Deere & Co.	36	9,631

Industrial Machinery – 1.3%
Stanley Black & Decker, Inc.	55	9,773

Railroads – 2.7%
Union Pacific Corp.	95	19,821

Trading Companies & Distributors – 1.7%
United Rentals, Inc. (A)	54	12,625

Total Industrials – 8.0%		58,913
Information Technology

Application Software – 1.0%
Intuit, Inc.	19	7,276

Data Processing & Outsourced Services – 7.6%
Fiserv, Inc. (A)	263	29,923
MasterCard, Inc., Class A	53	18,953
PayPal, Inc. (A)	31	7,311

		56,187

COMMON STOCKS (Continued)	Shares	Value
Electronic Manufacturing Services – 2.4%
TE Connectivity Ltd.	144	$17,435

Semiconductors – 4.8%
Analog Devices, Inc.	91	13,381
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	103	11,243
Texas Instruments, Inc.	64	10,580

		35,204

Systems Software – 7.0%
Microsoft Corp.	232	51,553

Technology Hardware, Storage & Peripherals – 5.2%
Apple, Inc.	291	38,641

Total Information Technology – 28.0%		206,296
Materials

Industrial Gases – 1.0%
Linde plc	27	7,057

Specialty Chemicals – 1.8%
Sherwin-Williams Co. (The)	18	13,413

Total Materials – 2.8%		20,470
Real Estate

Health Care REITs – 1.1%
Welltower, Inc.	130	8,383

Total Real Estate – 1.1%		8,383
Utilities

Electric Utilities – 2.6%
NextEra Energy, Inc.	247	19,093

Total Utilities – 2.6%		19,093

TOTAL COMMON STOCKS – 99.6%		$733,731
(Cost: $528,429)

SHORT-TERM SECURITIES
Money Market Funds (B) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.030%	1,404	1,404

TOTAL SHORT-TERM SECURITIES – 0.2%		$1,404
(Cost: $1,404)

TOTAL INVESTMENT SECURITIES – 99.8%		$735,135
(Cost: $529,833)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		1,540

NET ASSETS – 100.0%		$736,675

10	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	CORE EQUITY (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$733,731	$—	$—
Short-Term Securities	1,404	—	—
Total	$735,135	$—	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	11

MANAGEMENT DISCUSSION	CORPORATE BOND

(UNAUDITED)

Mark G. Beischel
Susan Regan

Below, Mark G. Beischel, CFA and Susan Regan, co-portfolio managers of Ivy VIP Corporate Bond, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Beischel has managed the Portfolio since April 2018 and has 27 years of industry experience. Ms. Regan has managed the Portfolio since April 2018 and has 33 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Corporate Bond (Class II shares at net asset value)	10.97%
Benchmark and Morningstar Category
Bloomberg Barclays U.S. Credit Index	9.35%
(generally reflects the performance of securities representing the U.S. credit market)
Morningstar Corporate Bond Category Average	9.24%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Portfolio Performance

The Portfolio had a double-digit return and outperformed its benchmark and Morningstar peer group category average for the year. The return was primarily driven by falling U.S. Treasury yields and coupon income, while the spread on the benchmark remained relatively flat.

Market Update

Calendar year 2020 ushered in a black swan event that hasn’t occurred in more than 100 years – the COVID-19 pandemic. This worldwide virus outbreak resulted in the worst quarter of economic growth in the post-WWII era. The pandemic was met with a simply epic response from both monetary and fiscal authorities in the U.S. and around the world. The unprecedented responses alleviated pressure on declining asset prices as the crisis unfolded but created an odd dynamic of solid risk asset performance in the face of an economically devastating event. The S&P 500 Index returned more than 18% for the fiscal year, despite being down over 30% at one point.

As the Federal Reserve (Fed) responded by cutting rates to zero and embarking on quantitative easing again, rates fell during the fiscal year with the 10-year U.S. Treasury yield falling 101 basis points (bps) from 1.92% to 0.91%. The 2-year U.S. Treasury fell from 1.57% to a mere 0.12% during the year, while the yield curve steepened over the course of the period as the difference between the 10-year U.S. Treasury and the 2-year U.S. Treasury rose 45 bps to 79 bps for the year.

The spread on the Portfolio’s benchmark, the Bloomberg Barclays U.S. Credit Index, widened from 90 bps to 92 bps during the year; it reached a peak of 341 bps in March. Also, the Fed announced its intent to begin purchasing corporate bonds for the first time ever, which sparked the rally in credit asset classes. High yield delivered gains of more than 7% for the period. However, much like the investment-grade market, the returns were driven by carry and rates as high yield spreads widened from 336 bps to 360 bps on the year, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index.

Debt growth and leverage increased at an accelerated rate in the year with debt rising 9.2% through the third quarter of the fiscal year. While this continued the long trend of debt growth in the market, the main drivers this year were bolstering liquidity and balance sheets versus mergers and acquisitions and shareholder returns previously seen. Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) also declined by 6% year over year through the third quarter, resulting in leverage metrics of 3.3-times versus 2.9-times at the start of 2020. Ten years ago, this figure was around 2.0-times.

For the year, gross issuance was $2.1 trillion, a staggering 62% increase over the prior year and 43% higher than the prior record year in 2017. The Fed’s support for the market allowed corporations to bolster their balance sheets in the face of the COVID-19-driven uncertainty. Issuance, net of maturities, has been even more dramatic with net issuance of $1.07 trillion in 2020 versus $356 billion of net issuance for all of 2019. Issuance was slightly longer maturity than historical averages. When coupled with duration in the market being extended from the fall in rates, the overall duration of the investment grade market rose to 8.55 versus 7.65 at the start of the year. This adds more risk and potential volatility to the market.

12	ANNUAL REPORT	2020

Portfolio Positioning

The Portfolio’s duration rose moderately during the year, but not to the degree of the benchmark. The Portfolio remained moderately below the benchmark’s duration of 8.55 years at fiscal year-end. Higher duration means higher price volatility for a given change in spreads as well as interest rates.

During the year, the Portfolio increased its allocation primarily to BB and BBB-rated credits, at the expense of the Portfolio’s exposure to AA and A rated credits. The largest changes in sector positioning were increases in the communications and consumer-cyclical sectors and decreases in the consumer non-cyclical and industrial sectors.

Outlook

As odd as it was, after one of the most volatile years in credit market history, the year ended very close to where it started with a path no one could have predicted. The immense response from fiscal and monetary authorities will continue to impact markets going forward and cannot be ignored. Nor can one ignore the fundamentals, which we have often talked about, and which remain incredibly weak for corporate credit markets. Particularly after the Fed backstop of the credit markets was eliminated during the quarter.

We believe the future has numerous material risks that will likely impact markets going forward. We remain in a pandemic, a situation that has been de-risked with the arrival of the vaccines, but plenty of uncertainty remains on the timing, uptake and efficacy on variants of the virus.

We have a weak but strengthening economy, and significant policy uncertainty remains after the recent elections. Regarding fixed income markets, the recent stimulus and additional future stimulus are not as positive as they are for equities. The stimulus leads to a greater degree of duration supply that the market may struggle to absorb, particularly given the already upward pressure on rates from resurging inflation expectations.

We believe there is significant excess risk taking in the marketplace, a situation that in the past has brought meaningful volatility without the need for material macro deterioration. It is during these times of euphoria that credit markets become impacted by increases in financial engineering and mergers and acquisitions (M&A). Lagging equities likely feel obliged either under their own volition or under pressure of activists to borrow at 2% for a 10-year bond to repurchase stock, pay dividends or embark on M&A. While such activity impacts specific credits, it also has macro implications for the market by creating an increased risk premium for re-leveraging conditions, as well worsening the supply and demand technicals.

Investment-grade fundamentals continue to be extremely weak with leverage remaining at record highs and duration in the market being near a record high. However, credit spreads sit at 92 bps for investment grade, well below their 20-year average of 145 bps. The reason for this disconnect between the fundamentals and valuations is the favorable technical picture and the search for yield driven by the Fed’s actions.

The technical backdrop continued to be favorable as supply in the quarter fell from the record pace of the prior two quarters and fund flows and foreign demand largely continued to be strong. Market forecasters largely believe that supply going forward is likely to be supportive. In aggregate, companies issued more than enough debt to shore up liquidity and subsequently refinanced a great deal of debt which suggests low issuance in the coming year. However, the wildcard remains the activity we mentioned above, M&A and re-leveraging, which we believe may surprise to the upside resulting in supply which is likely to exceed expectations.

Going forward, we believe there are likely to be more frequent periods of volatility that prevent spreads from rallying materially in the coming year. Our conservative positioning is designed to allow us to opportunistically take incremental risk to capitalize on the volatility as it presents itself. In environments like these the cost of being defensive is very low. For instance, the breakeven spread on the investment-grade market, which means the amount of spread widening that will wipe away a year’s worth of spread carry, is roughly 11 bps. Calendar year 2020 saw the index widen by 11 bps or more in a single day nine times. While 2021 is unlikely to be quite as volatile as 2020, we believe there will be plenty of volatility. We believe the best offense is a good defense to achieve sustained and attractive relative performance with current valuations.

We believe credit selection will be paramount, and we continue to find many mispriced credit situations as the pandemic continues to drive vastly different results from companies across the investment-grade universe.

2020	ANNUAL REPORT	13

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Corporate Bond.

14	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	CORPORATE BOND

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	97.7%
Corporate Debt Securities	94.6%
Asset-Backed Securities	1.3%
Municipal Bonds – Taxable	1.0%
Other Government Securities	0.5%
United States Government and Government Agency Obligations	0.2%
Mortgage-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.3%

Quality Weightings

Investment Grade	94.0%
AAA	2.0%
AA	9.4%
A	33.6%
BBB	49.0%
Non-Investment Grade	3.7%
BB	3.2%
B	0.4%
Non-rated	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.3%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	CORPORATE BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	10.97%
5-year period ended 12-31-20	5.73%
10-year period ended 12-31-20	4.38%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5-26-22	$296	$306
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12-15-27 (A)	783	775
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6-15-28	1,530	1,492
American Airlines, Inc. Pass-Through Certificates, Series 2016-1, Class AA,
3.575%, 1-15-28	809	802
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class AA,
3.650%, 2-15-29	2,072	2,088
Delta Air Lines, Inc. Pass-Through Certificates, Series 2020AA, Class B,
2.000%, 6-10-28	1,479	1,476
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7-7-28	2,483	2,513

TOTAL ASSET-BACKED SECURITIES – 1.3%		$9,452
(Cost: $9,351)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 0.6%
Bell Canada (GTD by BCE, Inc.),
4.300%, 7-29-49	3,263	4,266

Cable & Satellite – 2.0%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
4.464%, 7-23-22	1,800	1,898
4.500%, 2-1-24	931	1,032
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.900%, 3-1-38	500	611
4.600%, 10-15-38	1,125	1,481
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.250%, 11-1-39	3,875	4,392
Cox Communications, Inc.:
1.800%, 10-1-30 (A)	850	849
2.950%, 10-1-50 (A)	850	867
Viacom, Inc.,
4.750%, 5-15-25	2,000	2,321

		13,451

Integrated Telecommunication Services – 2.6%
AT&T, Inc.:
2.550%, 12-1-33 (A)	2,212	2,274
3.650%, 6-1-51	2,600	2,718

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
3.300%, 2-1-52	$1,584	$1,567
3.500%, 9-15-53 (A)	800	797
3.550%, 9-15-55 (A)	942	937
Verizon Communications, Inc.:
4.500%, 8-10-33	3,500	4,410
4.812%, 3-15-39	1,684	2,194
2.650%, 11-20-40	1,250	1,262
2.987%, 10-30-56 (A)	1,492	1,499

		17,658

Interactive Media & Services – 0.2%
Alphabet, Inc.,
2.050%, 8-15-50	1,696	1,615

Movies & Entertainment – 1.0%
Netflix, Inc.,
5.500%, 2-15-22	3,185	3,332
Walt Disney Co. (The):
4.125%, 6-1-44	1,724	2,206
3.600%, 1-13-51	1,175	1,424

		6,962

Publishing – 0.7%
Lamar Media Corp.,
4.875%, 1-15-29	1,350	1,434
Thomson Reuters Corp.:
3.350%, 5-15-26	1,090	1,223
5.850%, 4-15-40	1,500	2,096
5.650%, 11-23-43	117	158

		4,911

Wireless Telecommunication Service – 1.5%
Crown Castle Towers LLC,
3.663%, 5-15-25 (A)	2,450	2,639
Sprint Spectrum L.P.,
3.360%, 9-20-21 (A)	656	662
T-Mobile USA, Inc.:
3.500%, 4-15-25 (A)	4,805	5,310
4.375%, 4-15-40 (A)	1,025	1,251
3.300%, 2-15-51 (A)	425	437

		10,299

Total Communication Services – 8.6%		59,162
Consumer Discretionary

Apparel Retail – 0.3%
TJX Cos., Inc. (The),
3.500%, 4-15-25	1,600	1,786

Apparel, Accessories & Luxury Goods – 0.5%
PVH Corp.,
4.625%, 7-10-25	1,050	1,183
Ralph Lauren Corp.,
2.950%, 6-15-30	2,025	2,200

		3,383

Automobile Manufacturers – 0.1%
Nissan Motor Co. Ltd.,
3.522%, 9-17-25 (A)	850	911

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Automotive Retail – 0.3%
AutoNation, Inc.,
4.750%, 6-1-30	$1,700	$2,045

Casinos & Gaming – 0.2%
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 4-15-26	425	488
Las Vegas Sands Corp.,
3.500%, 8-18-26	595	636

		1,124

Education Services – 0.1%
University of Southern California,
3.028%, 10-1-39	500	543

Footwear – 0.6%
NIKE, Inc.:
3.250%, 3-27-40	2,900	3,368
3.375%, 3-27-50	925	1,136

		4,504

General Merchandise Stores – 0.4%
Dollar General Corp.,
4.125%, 4-3-50	2,000	2,527

Home Improvement Retail – 0.7%
Home Depot, Inc. (The):
4.200%, 4-1-43	1,670	2,169
3.350%, 4-15-50	2,105	2,501

		4,670

Homebuilding – 1.7%
D.R. Horton, Inc.,
2.600%, 10-15-25	3,080	3,321
Lennar Corp.:
4.125%, 1-15-22	1,250	1,280
4.750%, 11-15-22 (B)	2,720	2,869
NVR, Inc.,
3.000%, 5-15-30	4,022	4,400

		11,870

Hotels, Resorts & Cruise Lines – 0.4%
Royal Caribbean Cruises Ltd.,
3.700%, 3-15-28	3,500	3,103

Internet & Direct Marketing Retail – 1.4%
Amazon.com, Inc.:
3.875%, 8-22-37	4,027	5,018
2.500%, 6-3-50	1,250	1,294
Booking Holdings, Inc.,
4.625%, 4-13-30	2,255	2,800
Expedia Group, Inc.,
6.250%, 5-1-25 (A)	415	481

		9,593

2020	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Restaurants – 0.5%
Darden Restaurants, Inc.:
3.850%, 5-1-27	$1,100	$1,206
4.550%, 2-15-48	2,000	2,200

		3,406

Total Consumer Discretionary – 7.2%		49,465
Consumer Staples

Agricultural Products – 0.3%
Cargill, Inc.:
3.250%, 5-23-29 (A)	1,400	1,582
3.875%, 5-23-49 (A)	500	610

		2,192

Brewers – 0.6%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2-1-36	2,850	3,615
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
4.750%, 1-23-29	113	139

		3,754

Drug Retail – 0.5%
CVS Health Corp.:
4.100%, 3-25-25	1,613	1,826
4.780%, 3-25-38	1,175	1,483

		3,309

Food Distributors – 0.5%
McCormick & Co., Inc.,
3.500%, 9-1-23	771	824
Sysco Corp.,
6.600%, 4-1-40	1,730	2,528

		3,352

Food Retail – 0.3%
Alimentation Couche-Tard, Inc.:
2.700%, 7-26-22 (A)	570	589
2.950%, 1-25-30 (A)	1,600	1,748

		2,337

Hypermarkets & Super Centers – 1.0%
Costco Wholesale Corp.,
1.600%, 4-20-30	1,000	1,024
Walmart, Inc.,
4.050%, 6-29-48	4,385	5,940

		6,964

Packaged Foods & Meats – 1.7%
Hormel Foods Corp.,
1.800%, 6-11-30	2,645	2,734
Mars, Inc.,
2.375%, 7-16-40 (A)	2,520	2,577
Nestle Holdings, Inc.:
3.900%, 9-24-38 (A)	980	1,227
4.000%, 9-24-48 (A)	1,485	1,972

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats (Continued)
Smithfield Foods, Inc.:
2.650%, 10-3-21 (A)	$1,250	$1,261
3.350%, 2-1-22 (A)	1,500	1,521

		11,292

Personal Products – 0.4%
Estee Lauder Co., Inc. (The),
4.150%, 3-15-47	1,875	2,456

Soft Drinks – 1.1%
Coca-Cola Co. (The):
1.375%, 3-15-31	1,325	1,322
2.500%, 3-15-51	350	360
PepsiCo, Inc.:
3.450%, 10-6-46	1,500	1,811
3.375%, 7-29-49	2,175	2,639
3.625%, 3-19-50	1,275	1,615

		7,747

Tobacco – 1.4%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.):
3.490%, 2-14-22	1,830	1,892
2.850%, 8-9-22	2,550	2,648
Imperial Brands Finance plc,
3.125%, 7-26-24 (A)	4,200	4,497
Philip Morris International, Inc.,
2.875%, 5-1-24	585	630

		9,667

Total Consumer Staples – 7.8%		53,070
Energy

Integrated Oil & Gas – 0.3%
National Fuel Gas Co.,
5.500%, 1-15-26	1,875	2,162

Oil & Gas Equipment & Services – 0.4%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
2.773%, 12-15-22	3,000	3,133

Oil & Gas Exploration & Production – 1.8%
BP Capital Markets plc (GTD by BP plc):
3.216%, 11-28-23	1,000	1,072
3.814%, 2-10-24	3,000	3,294
Canadian Natural Resources Ltd.,
3.850%, 6-1-27	4,950	5,552
ConocoPhillips Co. (GTD by ConocoPhillips),
4.150%, 11-15-34	218	253
EQT Corp.:
3.000%, 10-1-22	1,450	1,461
7.875%, 2-1-25 (B)	650	740

		12,372

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Refining & Marketing – 0.3%
Phillips 66 (GTD by Phillips 66 Co.) (3-Month U.S. LIBOR plus 60 bps),
0.833%, 2-26-21 (C)	$2,000	$2,000

Oil & Gas Storage & Transportation – 4.7%
Boardwalk Pipelines L.P. (GTD by Boardwalk Pipeline Partners L.P.),
4.450%, 7-15-27	2,000	2,238
Cheniere Corpus Christi Holdings LLC,
7.000%, 6-30-24	1,075	1,255
Colonial Pipeline Co.,
4.250%, 4-15-48 (A)	1,000	1,179
Colorado Interstate Gas Co.,
4.150%, 8-15-26 (A)	1,000	1,136
Energy Transfer Partners L.P.:
4.200%, 4-15-27	500	551
6.000%, 6-15-48	1,000	1,188
EQT Midstream Partners L.P.,
4.750%, 7-15-23	1,000	1,052
Kinder Morgan, Inc.,
5.550%, 6-1-45	1,000	1,283
Midwest Connector Capital Co. LLC,
4.625%, 4-1-29 (A)	2,409	2,524
Plains All American Pipeline L.P. and PAA Finance Corp.:
3.600%, 11-1-24	1,031	1,098
4.500%, 12-15-26	1,750	1,960
Sabal Trail Transmission LLC,
4.246%, 5-1-28 (A)	2,500	2,868
Sabine Pass Liquefaction LLC,
4.200%, 3-15-28	2,150	2,467
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10-1-27	1,500	1,641
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4-1-21	500	503
Tennessee Gas Pipeline Co.,
7.000%, 3-15-27	2,000	2,496
Transcontinental Gas Pipe Line Co. LLC:
3.250%, 5-15-30	1,225	1,372
4.600%, 3-15-48	1,000	1,212
Williams Partners L.P.,
4.850%, 3-1-48	3,250	3,989

		32,012

Total Energy – 7.5%		51,679
Financials

Asset Management & Custody Banks – 2.8%
Apollo Management Holdings L.P.,
2.650%, 6-5-30 (A)	4,850	4,955
Blackstone Holdings Finance Co. LLC,
3.500%, 9-10-49 (A)	1,058	1,220

18	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Asset Management & Custody Banks (Continued)
Brookfield Finance LLC (GTD by Brookfield Asset Management, Inc.),
3.450%, 4-15-50	$1,150	$1,219
JAB Holdings B.V.,
2.200%, 11-23-30 (A)	1,495	1,502
KKR Group Finance Co. III LLC,
5.125%, 6-1-44 (A)	2,085	2,733
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8-25-50 (A)	210	233
National Securities Clearing Corp.,
1.500%, 4-23-25 (A)	5,000	5,175
Owl Rock Capital Corp.:
5.250%, 4-15-24	675	730
4.000%, 3-30-25	1,025	1,070

		18,837

Consumer Finance – 0.5%
Ford Motor Credit Co. LLC:
5.875%, 8-2-21	1,500	1,535
3.810%, 1-9-24	1,500	1,538
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.200%, 7-6-21	500	505

		3,578

Diversified Banks – 7.8%
Banco Santander S.A.,
3.500%, 4-11-22	1,250	1,298
Bank of America Corp.:
2.503%, 10-21-22	4,000	4,071
3.974%, 2-7-30	2,500	2,943
2.496%, 2-13-31	2,000	2,123
1.898%, 7-23-31	1,200	1,212
Bank of America Corp. (3-Month U.S. LIBOR plus 77 bps),
0.995%, 2-5-26 (C)	4,000	4,024
Bank of New York Mellon Corp. (The),
3.550%, 9-23-21	1,250	1,277
BB&T Corp.,
2.750%, 4-1-22	3,500	3,601
Citizens Bank N.A.,
3.250%, 2-14-22	1,050	1,081
Commonwealth Bank of Australia,
2.000%, 9-6-21 (A)(D)	1,500	1,518
Danske Bank A.S.,
2.700%, 3-2-22 (A)	1,300	1,333
Fifth Third Bank N.A.:
2.250%, 6-14-21	500	503
3.350%, 7-26-21	1,500	1,522
ING Groep N.V.,
3.550%, 4-9-24	1,325	1,447
Korea Development Bank,
3.000%, 3-19-22	1,125	1,159
Mitsubishi UFJ Financial Group, Inc.:
2.998%, 2-22-22	500	515
3.218%, 3-7-22	2,000	2,068

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Mizuho Financial Group, Inc.,
2.953%, 2-28-22	$3,000	$3,090
Toronto-Dominion Bank,
3.250%, 3-11-24	1,275	1,384
U.S. Bancorp,
3.375%, 2-5-24	704	766
U.S. Bank N.A.,
3.450%, 11-16-21	3,500	3,590
Wells Fargo & Co.:
2.100%, 7-26-21	1,000	1,010
3.069%, 1-24-23	1,500	1,543
2.393%, 6-2-28	2,500	2,660
4.150%, 1-24-29	1,000	1,187
2.879%, 10-30-30	4,080	4,449
2.572%, 2-11-31	400	423
5.013%, 4-4-51	650	923
Westpac Banking Corp.,
2.000%, 8-19-21	1,000	1,011

		53,731

Diversified Capital Markets – 0.3%
Credit Suisse Group AG,
3.574%, 1-9-23 (A)	2,000	2,061

Financial Exchanges & Data – 0.4%
Intercontinental Exchange, Inc.,
2.650%, 9-15-40	2,475	2,537

Insurance Brokers – 1.2%
Brown & Brown, Inc.,
4.200%, 9-15-24	2,754	3,066
Marsh & McLennan Cos., Inc.,
2.750%, 1-30-22	2,000	2,047
Willis North America, Inc.,
2.950%, 9-15-29	3,105	3,396

		8,509

Investment Banking & Brokerage – 4.9%
Charles Schwab Corp. (The),
1.650%, 3-11-31	2,150	2,169
Daiwa Securities Group, Inc.,
3.129%, 4-19-22 (A)	1,000	1,032
Goldman Sachs Group, Inc. (The):
3.000%, 4-26-22	1,000	1,008
2.905%, 7-24-23	1,000	1,039
4.250%, 10-21-25	3,250	3,727
3.500%, 11-16-26	2,000	2,245
4.223%, 5-1-29	3,500	4,150
4.017%, 10-31-38	2,700	3,291
Morgan Stanley:
4.875%, 11-1-22	2,931	3,157
5.000%, 11-24-25	2,150	2,571
3.875%, 1-27-26	3,850	4,415
1.794%, 2-13-32	2,125	2,137
3.971%, 7-22-38	800	985
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
1.615%, 10-24-23 (C)	1,500	1,529

		33,455

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life & Health Insurance – 2.7%
Aflac, Inc.,
4.750%, 1-15-49	$2,250	$3,135
MetLife Global Funding I,
1.950%, 9-15-21 (A)(D)	2,000	2,024
Metropolitan Life Insurance Co.,
3.450%, 10-9-21 (A)	3,000	3,071
New York Life Global Funding,
2.900%, 1-17-24 (A)	5,500	5,899
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (A)	3,000	3,527
Principal Life Global Funding II,
3.000%, 4-18-26 (A)	1,000	1,112

		18,768

Other Diversified Financial Services – 4.7%
Citigroup, Inc.:
3.500%, 5-15-23	2,260	2,421
3.875%, 3-26-25	2,000	2,232
3.520%, 10-27-28	1,750	1,978
2.666%, 1-29-31	1,925	2,064
4.412%, 3-31-31	2,735	3,314
4.700%, 7-30-68	850	874
5.000%, 3-12-69	2,500	2,598
JPMorgan Chase & Co.:
3.875%, 9-10-24	1,424	1,594
3.220%, 3-1-25	6,000	6,476
4.493%, 3-24-31	3,000	3,688
2.522%, 4-22-31	2,000	2,149
4.000%, 10-1-68	1,650	1,677
5.000%, 2-1-69	1,000	1,052

		32,117

Regional Banks – 0.6%
PNC Bank N.A.,
3.300%, 10-30-24	1,000	1,102
SunTrust Banks, Inc.,
3.200%, 4-1-24	2,500	2,713

		3,815

Specialized Finance – 0.6%
Fidelity National Financial, Inc.:
5.500%, 9-1-22	1,730	1,864
3.400%, 6-15-30	1,850	2,030

		3,894

Total Financials – 26.5%		181,302
Health Care

Biotechnology – 0.4%
Amgen, Inc.,
4.950%, 10-1-41	2,250	3,040

Health Care Equipment – 0.9%
Becton Dickinson & Co.,
2.894%, 6-6-22	2,559	2,645
Boston Scientific Corp.,
4.550%, 3-1-39	1,875	2,388

2020	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Equipment (Continued)
Zimmer Biomet Holdings, Inc.,
5.750%, 11-30-39	$725	$951

		5,984

Health Care Facilities – 0.8%
HCA, Inc. (GTD by HCA Holdings, Inc.),
4.750%, 5-1-23	2,935	3,201
Universal Health Services, Inc.,
2.650%, 10-15-30 (A)	1,925	1,998

		5,199

Health Care Services – 0.6%
Cigna Corp.,
3.400%, 9-17-21	2,500	2,554
CVS Caremark Corp.,
3.875%, 7-20-25	1,250	1,416

		3,970

Health Care Supplies – 0.6%
Abbott Laboratories,
4.750%, 11-30-36	1,315	1,810
Dentsply Sirona, Inc.,
3.250%, 6-1-30	1,923	2,140
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.400%, 9-23-21	274	278

		4,228

Managed Health Care – 1.6%
Humana, Inc.,
2.900%, 12-15-22	5,000	5,224
UnitedHealth Group, Inc.:
3.500%, 2-15-24	2,500	2,735
2.750%, 5-15-40	1,400	1,516
3.700%, 8-15-49	1,000	1,252

		10,727

Pharmaceuticals – 1.7%
Bayer U.S. Finance II LLC,
2.850%, 4-15-25 (A)	1,490	1,580
Bayer U.S. Finance LLC,
3.000%, 10-8-21 (A)	1,500	1,526
Elanco Animal Health, Inc.:
4.912%, 8-27-21 (B)	1,250	1,278
5.022%, 8-28-23 (B)	1,500	1,639
Merck & Co., Inc.,
2.350%, 6-24-40	1,250	1,291
Novartis Capital Corp. (GTD by Novartis AG),
2.750%, 8-14-50	1,850	2,023
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
1.200%, 9-2-25 (A)	1,500	1,523
2.200%, 9-2-30 (A)	750	770
3.300%, 9-2-40 (A)	325	341

		11,971

Total Health Care – 6.6%		45,119

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials

Aerospace & Defense – 2.0%
BAE Systems Holdings, Inc.,
3.850%, 12-15-25 (A)	$1,500	$1,701
Boeing Co. (The):
2.950%, 2-1-30	2,000	2,069
5.150%, 5-1-30	1,000	1,210
3.750%, 2-1-50	3,375	3,543
Harris Corp.,
5.054%, 4-27-45	1,500	2,071
Raytheon Technologies Corp.,
3.125%, 7-1-50	1,075	1,183
Rockwell Collins, Inc.,
2.800%, 3-15-22	1,500	1,543
United Technologies Corp.,
4.625%, 11-16-48	400	542

		13,862

Agricultural & Farm Machinery – 0.3%
CNH Industrial Capital LLC (GTD by CNH Industrial Capital America LLC and New Holland Credit Co. LLC),
1.950%, 7-2-23	1,850	1,904

Airlines – 0.7%
Aviation Capital Group Corp.,
2.875%, 1-20-22 (A)	3,000	3,038
Aviation Capital Group LLC,
3.500%, 11-1-27 (A)	465	465
Sydney Airport Finance,
3.625%, 4-28-26 (A)	1,000	1,098

		4,601

Building Products – 0.4%
Lennox International, Inc.,
1.350%, 8-1-25	2,500	2,557

Diversified Support Services – 0.2%
Genpact Luxembourg S.a.r.l. (GTD by Genpact Ltd.),
3.375%, 12-1-24	1,500	1,633

Environmental & Facilities Services – 1.3%
Republic Services, Inc.:
2.300%, 3-1-30	387	409
3.050%, 3-1-50	1,560	1,702
Waste Connections, Inc.,
3.500%, 5-1-29	3,049	3,476
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
4.100%, 3-1-45	2,500	3,131

		8,718

Industrial Machinery – 0.3%
Roper Technologies, Inc.,
2.950%, 9-15-29	1,721	1,890

Railroads – 0.8%
Burlington Northern Santa Fe LLC,
4.550%, 9-1-44	1,000	1,349

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads (Continued)
Kansas City Southern,
4.300%, 5-15-43	$1,475	$1,732
Union Pacific Corp.,
3.550%, 8-15-39	1,875	2,167

		5,248

Research & Consulting Services – 1.2%
CoStar Group, Inc.,
2.800%, 7-15-30 (A)	3,431	3,563
IHS Markit Ltd.,
5.000%, 11-1-22 (A)	2,840	3,037
Verisk Analytics, Inc.,
3.625%, 5-15-50	1,735	2,018

		8,618

Total Industrials – 7.2%		49,031
Information Technology

Application Software – 1.5%
Autodesk, Inc.,
2.850%, 1-15-30	3,500	3,885
Infor, Inc.:
1.450%, 7-15-23 (A)	425	432
1.750%, 7-15-25 (A)	3,270	3,396
NXP B.V. and NXP Funding LLC,
4.625%, 6-1-23 (A)	2,595	2,836

		10,549

Communications Equipment – 0.3%
Motorola Solutions, Inc.,
5.500%, 9-1-44	1,415	1,799

Data Processing & Outsourced Services – 2.1%
Global Payments, Inc.,
2.650%, 2-15-25	3,000	3,212
PayPal Holdings, Inc.:
2.650%, 10-1-26	2,050	2,253
2.300%, 6-1-30	2,600	2,783
3.250%, 6-1-50	1,100	1,266
Visa, Inc.,
2.700%, 4-15-40	4,397	4,793

		14,307

Electronic Components – 0.3%
Maxim Integrated Products, Inc.:
3.375%, 3-15-23	375	395
3.450%, 6-15-27	1,700	1,906

		2,301

Internet Services & Infrastructure – 0.1%
Baidu, Inc.,
1.720%, 4-9-26	609	617

IT Consulting & Other Services – 0.3%
Leidos, Inc. (GTD by Leidos Holdings, Inc.),
2.950%, 5-15-23 (A)	2,213	2,328

20	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductor Equipment – 0.3%
Lam Research Corp.:
3.750%, 3-15-26	$1,275	$1,457
2.875%, 6-15-50	415	446

		1,903

Semiconductors – 4.5%
Broadcom, Inc.:
3.625%, 10-15-24	2,443	2,684
4.700%, 4-15-25	2,500	2,864
Intel Corp.:
4.000%, 12-15-32	1,500	1,866
4.100%, 5-19-46	4,000	5,083
Microchip Technology, Inc.,
3.922%, 6-1-21	2,750	2,789
QUALCOMM, Inc.:
4.800%, 5-20-45	500	710
4.300%, 5-20-47	1,500	2,031
Taiwan Semiconductor Manufacturing Co. Ltd.,
1.375%, 9-28-30 (A)	5,000	4,906
Texas Instruments, Inc.:
3.875%, 3-15-39	3,500	4,359
4.150%, 5-15-48	400	534
Xilinx, Inc.,
2.375%, 6-1-30	2,625	2,754

		30,580

Systems Software – 1.1%
Microsoft Corp.,
3.700%, 8-8-46	3,000	3,798
ServiceNow, Inc.,
1.400%, 9-1-30	4,010	3,910

		7,708

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.:
2.400%, 5-3-23	2,895	3,036
3.850%, 5-4-43	1,350	1,703
4.650%, 2-23-46	1,739	2,468
3.850%, 8-4-46	1,800	2,311
2.950%, 9-11-49	725	808
Seagate HDD Cayman (GTD by Seagate Technology plc),
5.750%, 12-1-34	387	456

		10,782

Total Information Technology – 12.1%		82,874
Materials

Construction Materials – 0.3%
Martin Marietta Materials, Inc.,
3.500%, 12-15-27	1,371	1,553
Vulcan Materials Co.,
3.900%, 4-1-27	425	495

		2,048

Diversified Chemicals – 0.2%
DowDuPont, Inc.,
4.205%, 11-15-23	1,300	1,434

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Fertilizers & Agricultural Chemicals – 0.5%
Mosaic Co. (The):
3.250%, 11-15-22	$1,333	$1,393
4.250%, 11-15-23	400	437
Nutrien Ltd.,
5.250%, 1-15-45	1,320	1,795

		3,625

Metal & Glass Containers – 0.1%
Colonial Enterprises, Inc.,
3.250%, 5-15-30 (A)	700	792

Specialty Chemicals – 0.2%
Ecolab, Inc.,
4.800%, 3-24-30	850	1,084

Total Materials – 1.3%		8,983
Real Estate

Health Care REITs – 0.3%
HCP, Inc.,
4.250%, 11-15-23	230	252
Healthpeak Properties, Inc.:
3.875%, 8-15-24	582	644
2.875%, 1-15-31	1,025	1,104

		2,000

Industrial REITs – 0.2%
Aircastle Ltd.,
5.500%, 2-15-22	598	623
Avolon Holdings Funding Ltd.:
3.625%, 5-1-22 (A)	160	163
3.250%, 2-15-27 (A)	1,000	1,020

		1,806

Specialized REITs – 2.9%
American Tower Corp.:
3.070%, 3-15-23 (A)	1,500	1,529
3.000%, 6-15-23	2,500	2,649
4.400%, 2-15-26	1,000	1,158
American Tower Trust I,
3.652%, 3-23-28 (A)	1,000	1,099
Crown Castle International Corp.:
5.250%, 1-15-23	2,317	2,535
3.150%, 7-15-23	175	186
3.200%, 9-1-24	1,250	1,358
4.000%, 3-1-27	2,000	2,296
CubeSmart L.P. (GTD by CubeSmart),
4.375%, 2-15-29	1,615	1,908
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.):
2.900%, 11-15-24	1,639	1,750
3.450%, 11-15-29	1,505	1,619
EPR Properties,
4.950%, 4-15-28	720	724
Public Storage, Inc.,
3.385%, 5-1-29	700	801

		19,612

Total Real Estate – 3.4%		23,418

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 3.5%
American Transmission Systems, Inc.,
5.250%, 1-15-22 (A)	$450	$469
Appalachian Power Co.,
4.500%, 3-1-49	1,500	1,955
CenterPoint Energy, Inc.:
4.250%, 11-1-28	1,683	1,993
2.950%, 3-1-30	750	816
Commonwealth Edison Co.,
3.650%, 6-15-46	3,000	3,560
Duke Energy Indiana LLC,
3.750%, 5-15-46	1,430	1,712
Duke Energy Ohio, Inc.,
4.300%, 2-1-49	410	529
Entergy Corp.:
0.900%, 9-15-25	1,300	1,299
3.750%, 6-15-50	1,200	1,388
FirstEnergy Corp.:
2.850%, 7-15-22	1,306	1,327
3.400%, 3-1-50	215	206
National Rural Utilities Cooperative Finance Corp.,
4.400%, 11-1-48	2,000	2,658
Southern California Edison Co.,
4.125%, 3-1-48	1,525	1,816
Virginia Electric and Power Co., Series B,
4.600%, 12-1-48	1,736	2,435
Wisconsin Electric Power Co.:
4.250%, 6-1-44	250	309
4.300%, 10-15-48	1,250	1,683

		24,155

Gas Utilities – 0.5%
Southern California Gas Co.,
4.300%, 1-15-49	2,505	3,285

Independent Power Producers & Energy Traders – 0.3%
Black Hills Corp.,
4.350%, 5-1-33	2,000	2,421

Multi-Utilities – 1.6%
Baltimore Gas and Electric Co.,
4.250%, 9-15-48	1,500	1,954
Dominion Energy, Inc.:
3.600%, 3-15-27	2,000	2,272
4.600%, 3-15-49	1,200	1,607
Dominion Resources, Inc.,
2.750%, 1-15-22	3,000	3,065
Public Service Electric and Gas Co.,
1.900%, 3-15-21	2,000	2,004

		10,902

Water Utilities – 0.5%
American Water Capital Corp.,
4.150%, 6-1-49	2,500	3,292

Total Utilities – 6.4%		44,055

TOTAL CORPORATE DEBT SECURITIES – 94.6%		$648,158
(Cost: $606,035)

2020	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

MORTGAGE-BACKED SECURITIES	Principal	Value
Non-Agency REMIC/CMO – 0.1%
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
3.206%, 3-25-35 (C)	$839	$677

TOTAL MORTGAGE-BACKED SECURITIES – 0.1%		$677
(Cost: $836)

MUNICIPAL BONDS – TAXABLE
New York – 0.6%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3-1-29 (A)	2,805	3,848

Ohio – 0.4%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12-1-46	2,000	2,453

TOTAL MUNICIPAL BONDS – TAXABLE – 1.0%		$6,301
(Cost: $4,805)

OTHER GOVERNMENT SECURITIES (E)	Principal	Value
Canada – 0.5%
Province de Quebec,
7.140%, 2-27-26	$2,500	$3,277

TOTAL OTHER GOVERNMENT SECURITIES – 0.5%		$3,277
(Cost: $2,667)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.2%
Tennessee Valley Authority,
2.875%, 2-1-27	1,000	1,126

Mortgage-Backed Obligations – 0.0%
Government National Mortgage Association Agency REMIC/CMO,
0.004%, 6-17-45 (A)(C)(F)	11	—	*

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.2%		$1,126
(Cost: $1,001)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (H) – 1.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.030% (G)	761	$761
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	10,279	10,279

		11,040

TOTAL SHORT-TERM SECURITIES – 1.6%		$11,040
(Cost: $11,040)

TOTAL INVESTMENT SECURITIES – 99.3%		$680,031
(Cost: $635,735)

CASH AND OTHER ASSETS, NET OF LIABILITIES (I) – 0.7%		4,781

NET ASSETS – 100.0%		$684,812

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $125,833 or 18.4% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2020.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	All or a portion of securities with an aggregate value of $745 are on loan.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at December 31, 2020.

(I)	Cash of $410 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	Short	65	3-20-21	6,500	$(8,975)	$(17)
U.S. Treasury Long Bond	Short	76	3-22-21	7,600	(13,162)	(48)

					$(22,137)	$(65)

22	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	CORPORATE BOND (in thousands)

DECEMBER 31, 2020

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$9,452	$—
Corporate Debt Securities	—	648,158	—
Mortgage-Backed Securities	—	677	—
Municipal Bonds	—	6,301	—
Other Government Securities	—	3,277	—
United States Government Agency Obligations	—	1,126	—
Short-Term Securities	11,040	—	—
Total	$11,040	$668,991	$—
Liabilities
Futures Contracts	$65	$—	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	23

MANAGEMENT DISCUSSION	GLOBAL BOND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy VIP Global Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Beischel has managed the Portfolio since its inception in 2010 and has 27 years of industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2020
Ivy VIP Global Bond (Class II shares at net asset value)	8.15%
Benchmark and Morningstar Category
Bloomberg Barclays U.S. Universal Index	7.58%

(Generally reflects performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield; includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds)

Bloomberg Barclays Global Credit 1-10 Year Hedged Index	5.74%
(generally reflects the performance of the global investment grade local currency corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years)
Morningstar World Bond Category Average	8.35%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

One full credit cycle in one quarter

The first two months in calendar year 2020 were strong as the U.S.-China trade deal was finally signed in January. Business confidence was improving and optimistic, while job growth was solid – beating expectations. Also, the unemployment rate was at a historical low. The stock market made new records with consumer confidence elevated. The outlook for calendar year 2020 was for stable global growth.

Unfortunately, the rise of COVID-19 that began in late November 2019 and spread throughout China, Asia, Europe, and ultimately the U.S. in early March, dramatically impacted the overall picture for global growth, capital markets and financial stability. This led to an immediate decline in global gross domestic product output, massive job losses and enormous reductions of wealth. The fiscal and monetary responses were massive with the Federal Reserve (Fed) cutting rates to zero, providing U.S. dollar liquidity to other central banks, money market funds and corporate credit. The Fed also started unlimited quantitative easing with large purchases of U.S. Treasuries and mortgage-backed securities – the Fed’s balance increased by $1 trillion in one week. Most central banks indicated they would respond as needed to maintain operations and avoid dysfunctional financial markets during the crisis, and they kept policies extremely accommodative as their economies recovered. The monetary response was just as impressive. A spending bill of more than $2.0 trillion passed the U.S. Senate and House of the Representatives after last minute negotiations; ultimately bridging the effects of “social distancing.”

In effect, the market witnessed a full credit cycle in one quarter. Credit spreads compressed back to pre-COVID-19 levels after widening in March. We have never seen a health crisis morph into an economic crisis by virtue of a government mandated full-stop shutdown. The National Bureau of Economic Research recently declared that the recession began in February. A clean V-shaped U.S. economic recovery was hopeful at best as credit continued to be at the mercy of COVID-19-related news; both negative and positive.

The U.S. Treasury curve steepened slightly after Fed Chair Jerome Powell used his speech at the Jackson Hole Symposium at the end of August 2020 to signal sustained looser monetary conditions. Specifically, he indicated that the Fed would change its interpretation of its price-stability mandate to target “inflation that averages 2% over time,” which we believe allows for “inflation moderately above 2%” after periods of low inflation.

The global credit market renewed its grind tighter in the final quarter of the year after pausing in September. The credit spread on the Bloomberg Barclays U.S. Universal Index, the Portfolio’s benchmark, ended the year at 81 basis points (bps), which is 125 bps tighter than the widest levels reached in March and just 8 bps wider than the year’s tightest level in January 2020.

24	ANNUAL REPORT	2020

In December, the Organization for Economic Cooperation and Development (OECD) again upgraded its forecast for global economic growth in 2020 to a decline of 4.2%, up from September’s estimate of negative 4.5%. China, with expected growth of 1.8%, remains the only G20 country that the OECD forecasts to have grown in 2020. The OECD does expect global growth to rebound in 2021 to 4.2%, although the rebound will be very uneven across the globe.

Fixed-income investment returns generally remained positive for the year, despite the U.S. Treasury yield rising steadily over the fourth quarter to end the year at 0.91% after falling near 0.5% multiple times earlier in the year. The U.S. Treasury curve steepened during the quarter as market-implied inflation metrics rose on optimism over an economic recovery and the election of Joe Biden as the 46th president of the United States. Growth in U.S. consumer spending slowed towards the end of the fiscal year as a new wave of COVID-19 cases swept the country and Congress failed to pass further stimulus measures until the end of December.

Performance and seeking low volatility positioning

The Portfolio changed its benchmark during the fiscal year. It outperformed both its old and new benchmarks during the period but underperformed its Morningstar peer group. The underperformance relative to the Morningstar peer group was attributed to the Portfolio’s lack of exposure to foreign currencies, as the U.S. dollar underperformed all other G10 currencies. The Portfolio had a 100% weighting in the U.S. dollar and its lack of exposure in the euro, British pound and yen detracted from performance, as those currencies appreciated 8.9%, 3.1%, and 5.2% against the U.S. dollar, respectively.

At the beginning of the fiscal year we upgraded the quality profile of the Portfolio. We shifted up the credit quality with the expectation that the Fed’s policy of normalizing interest rates would lead to increased volatility in the credit markets. The Portfolio was defensively positioned to take advantage of market volatility that dramatically increased credit spreads as COVID-19 led to a shutdown of the U.S. economy. The Portfolio opportunistically added to its emerging market and high yield exposures, capitalizing on tremendous widening of credit spreads during the March and June timeframes.

Amid the volatility, we are maintaining low duration in the Portfolio, and believe we have plenty of liquidity. We believe shorter duration will enable the Portfolio to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments. We continue to focus on maintaining proper diversification for the Portfolio by investing in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe should reward investors over the longer term.

We continue to search for value in emerging market and domestic high-yield corporate bonds and senior loans. Some of the best returns have been from those sectors, which we believe should continue. We think there will be more opportunities to redeploy liquidity due to the volatility associated with the U.S. political climate and the Fed’s normalization of interest rates.

Looking ahead

We believe short-term interest rates will stay near zero for the foreseeable future. We also believe that inflation will remain low due to growth constraints, although it is likely to be higher than we had previously anticipated due to the Democrats gaining control of the Senate along with the House of Representatives.

The U.S.’s sizable fiscal packages provided much needed income support for sidelined workers and financial support for businesses facing interrupted product demand and cash flows. However, we do not believe that the stimulus packages passed thus far are fiscal stimulus that will generate sustained stronger growth. The federal government finally passed another fiscal stimulus bill at the end of December, while states look to fill gaps in their budgets. We think the outlook is good for additional stimulus as Democrats have stated it is one of their first priorities in the new term.

Demand for corporate credit remains intact. Across the globe, fixed-income yields are staggeringly low, leaving investors few alternatives. The Fed has indicated it will continue to support markets beyond the point at which the COVID-19 virus is contained, which we believe is likely to support current spread levels.

China has contained COVID-19 more effectively than most countries and is now the closest of the major countries to be operating at “business-as-usual.” This has been a major support to global resource demand. While Chinese authorities are unlikely to tighten policy for the foreseeable future, we think that momentum in its credit cycle is likely to have peaked, which could weigh on global resource demand later in 2021.

The economies of many emerging market countries have been supported by surprisingly aggressive fiscal stimulus. With ballooning fiscal deficits, however, governments will likely have less room to respond as COVID-19 cases hit record highs across much of the world.

2020	ANNUAL REPORT	25

West Texas Intermediate crude began to rise in mid-November as COVID-19 vaccine trials showed positive results. The crude benchmark rose from $36 per barrel at the end of October to $48 per barrel at the end of the year. Saudi Arabia has committed to cutting supply during the first quarter of 2021 which should provide further support for higher oil prices as well as the finances of countries that depend on oil exports. Meanwhile, China’s economic strength continues to support the prices of many industrial metals.

Finally, the tilt away from globalization that has been underway for about half of the decade is likely to be reinforced. We believe new factors stemming from COVID-19 and heightened geopolitical tension between the U.S. and China will fuel the move further away from globalization, which will change complex international supply chains, and lead to higher tariffs and potentially increased barriers to immigration.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting a foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Diversification and asset allocation are investment strategies that attempt to manage risk within the Portfolio but they do not guarantee profits or protect against loss in declining markets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy VIP Global Bond.

26	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	GLOBAL BOND

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	96.6%
Corporate Debt Securities	74.9%
United States Government Obligations	12.9%
Other Government Securities	8.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.4%

Quality Weightings

Investment Grade	71.5%
AAA	2.8%
AA	14.1%
A	16.9%
BBB	37.7%
Non-Investment Grade	25.1%
BB	19.5%
B	4.3%
CCC	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	34.2%
United States	24.9%
Mexico	7.5%
Other North America	1.8%
South America	18.4%
Chile	4.7%
Brazil	4.2%
Other South America	9.5%
Europe	14.8%
United Kingdom	4.8%
Other Europe	10.0%
Pacific Basin	16.3%
China	4.1%
Other Pacific Basin	12.2%
Bahamas/Caribbean	6.7%
Middle East	5.2%
Africa	1.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.4%

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	27

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	8.15%
5-year period ended 12-31-20	5.68%
10-year period ended 12-31-20	3.37%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

Effective August 24, 2020, the Portfolio’s new benchmark is the Bloomberg Barclays U.S. Universal Index. IICO believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

28	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES	Principal	Value
Argentina

Energy – 0.8%
Pampa Energia S.A.
7.500%, 1-24-27 (A)	$150	$133
Pan American Energy LLC
7.875%, 5-7-21	33	34

		167

Total Argentina – 0.8%		$167
Australia

Industrials – 0.3%
Transurban Finance Co. Pty Ltd.
2.450%, 3-16-31 (A)	70	73

Utilities – 1.0%
Ausgrid Finance Pty Ltd.
3.850%, 5-1-23 (A)	200	211

Total Australia – 1.3%		$284
Austria

Consumer Staples – 1.0%
JBS Investments II GmbH (GTD by JBS S.A.)
5.750%, 1-15-28 (A)	200	214

Total Austria – 1.0%		$214
Bermuda

Consumer Staples – 0.5%
Bacardi Ltd.
4.450%, 5-15-25 (A)	100	112

Total Bermuda – 0.5%		$112
Brazil

Industrials – 1.1%
Cosan Ltd.
5.500%, 9-20-29 (A)(B)	200	219

Materials – 2.1%
Nexa Resources S.A.
6.500%, 1-18-28 (A)	200	236
Vale Overseas Ltd.
6.250%, 8-10-26	150	186

		422

Utilities – 1.0%
Aegea Finance S.a.r.l.
5.750%, 10-10-24 (A)	200	209

Total Brazil – 4.2%		$850
British Virgin Islands

Information Technology – 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.
1.000%, 9-28-27 (A)	200	198

Total British Virgin Islands – 1.0%		$198

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Canada

Consumer Staples – 0.3%
Alimentation Couche-Tard, Inc.
2.700%, 7-26-22 (A)	$60	$62

Energy – 0.6%
TransCanada PipeLines Ltd.
4.250%, 5-15-28	100	118

Financials – 0.9%
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.)
4.350%, 4-15-30	100	120
Royal Bank of Canada
4.650%, 1-27-26	50	59

		179

Total Canada – 1.8%		$359
Cayman Islands

Consumer Discretionary – 1.0%
Meituan
3.050%, 10-28-30 (A)	200	208

Financials – 1.0%
Three Gorges Finance I Ltd.
1.300%, 9-22-25 (A)(B)	200	198

Total Cayman Islands – 2.0%		$406
Chile

Energy – 1.0%
GeoPark Ltd.
6.500%, 9-21-24 (A)	200	207

Financials – 1.0%
Banco del Estado de Chile
2.704%, 1-9-25 (A)	200	211

Industrials – 1.1%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 5-7-30 (A)	200	225

Materials – 1.1%
Celulosa Arauco y Constitucion S.A.
4.500%, 8-1-24	200	220

Utilities – 0.5%
Enel Chile S.A.
4.875%, 6-12-28	80	94

Total Chile – 4.7%		$957
China

Communication Services – 2.0%
Tencent Holdings Ltd.
2.985%, 1-19-23 (A)	200	208
Weibo Corp.
3.500%, 7-5-24	200	210

		418

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Consumer Discretionary – 1.1%
Alibaba Group Holding Ltd.
3.400%, 12-6-27		$200	$223

Information Technology – 1.0%
Lenovo Group Ltd.
3.421%, 11-2-30 (A)		200	210

Total China – 4.1%			$851
Columbia

Financials – 1.0%
Banco de Bogota S.A.
5.375%, 2-19-23 (A)		200	214

Utilities – 1.5%
Emgesa S.A. E.S.P.
8.750%, 1-25-21 (C)	COP	302,000	89
Empresas Publicas de Medellin E.S.P.
4.250%, 7-18-29 (A)		$200	215

			304

Total Columbia – 2.5%			$518
France

Financials – 1.0%
BNP Paribas S.A.
7.625%, 12-29-49 (A)		200	203

Total France – 1.0%			$203
Hong Kong

Financials – 1.1%
Bangkok Bank Public Co. Ltd.
4.050%, 3-19-24 (A)		200	217

Total Hong Kong – 1.1%			$217
India

Utilities – 2.1%
Adani Electricity Mumbai Ltd.
3.949%, 2-12-30 (A)		200	212
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd.
6.250%, 12-10-24 (A)		200	222

			434

Total India – 2.1%			$434
Indonesia

Utilities – 2.4%
Perusahaan Listrik Negara:
5.450%, 5-21-28 (A)		200	239
5.375%, 1-25-29 (A)		200	241

			480

Total Indonesia – 2.4%			$480

2020	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Isle of Man

Consumer Discretionary – 1.0%
GOHL Capital Ltd.
4.250%, 1-24-27	$200	$212

Total Isle of Man – 1.0%		$212
Japan

Financials – 1.1%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7-25-27	100	113
Sumitomo Mitsui Financial Group, Inc.
3.748%, 7-19-23	110	119

		232

Total Japan – 1.1%		$232
Luxembourg

Consumer Staples – 1.1%
Minerva Luxembourg S.A.
5.875%, 1-19-28 (A)(B)	200	216

Financials – 1.1%
JSM Global S.a.r.l.
4.750%, 10-20-30 (A)(B)	200	215

Industrials – 1.0%
Rumo Luxembourg S.a.r.l.
7.375%, 2-9-24 (A)	200	208

Total Luxembourg – 3.2%		$639
Mexico

Consumer Staples – 1.1%
Grupo Bimbo S.A.B. de C.V.
3.875%, 6-27-24 (A)	200	219

Energy – 0.4%
Petroleos Mexicanos
6.490%, 1-23-27	80	84

Financials – 1.8%
Banco Santander S.A.
4.125%, 11-9-22 (A)	150	158
Credito Real S.A. de C.V. SOFOM E.N.R.
7.250%, 7-20-23 (A)	200	202

		360

Industrials – 2.1%
Alfa S.A.B. de C.V.
5.250%, 3-25-24 (A)	200	221
Grupo Kuo S.A.B. de C.V.
5.750%, 7-7-27 (A)	200	210

		431

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials – 1.0%
CEMEX S.A.B. de C.V.
7.750%, 4-16-26 (A)	$200	$211

Total Mexico – 6.4%		$1,305
Netherlands

Financials – 1.0%
Syngenta Finance N.V.
5.182%, 4-24-28 (A)	200	214

Health Care – 1.1%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.)
6.750%, 3-1-28 (B)	200	226

Total Netherlands – 2.1%		$440
Nigeria

Financials – 1.0%
Africa Finance Corp.
4.375%, 4-17-26 (A)	200	218

Total Nigeria – 1.0%		$218
Norway

Energy – 0.7%
Aker BP ASA
4.750%, 6-15-24 (A)	150	155

Total Norway – 0.7%		$155
Panama

Financials – 1.0%
Banco Latinoamericanco de Comercio Exterior S.A.
2.375%, 9-14-25 (A)	200	205

Total Panama – 1.0%		$205
Peru

Financials – 1.8%
Banco de Credito del Peru
4.250%, 4-1-23 (A)	150	160
Corporacion Financiera de Desarrolla S.A.
2.400%, 9-28-27 (A)	200	203

		363

Utilities – 0.9%
Fenix Power Peru S.A.
4.317%, 9-20-27	179	188

Total Peru – 2.7%		$551

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Saudi Arabia

Energy – 1.0%
Saudi Arabian Oil Co.
1.250%, 11-24-23 (A)	$200	$203

Total Saudi Arabia – 1.0%		$203
South Korea

Financials – 2.1%
Hyundai Capital Services, Inc.
2.983%, 8-29-22 (A)	210	218
Korea Development Bank
3.250%, 2-19-24	200	216

		434

Total South Korea – 2.1%		$434
Spain

Financials – 1.0%
Banco Santander S.A.
2.706%, 6-27-24	200	214

Utilities – 1.0%
EnfraGen Energia Sur S.A.U.
5.375%, 12-30-30 (A)	200	207

Total Spain – 2.0%		$421
United Arab Emirates

Consumer Discretionary – 1.0%
GEMS MENASA Cayman Ltd. and GEMS Education Delaware LLC
7.125%, 7-31-26 (A)	200	210

Energy – 1.0%
Galaxy Pipeline Assets BidCo Ltd.
1.750%, 9-30-27 (A)	200	203

Total United Arab Emirates – 2.0%		$413
United Kingdom

Communication Services – 1.0%
Liquid Telecommunications Financing plc (GTD by Liquid Telecommunications Holdings Ltd.)
8.500%, 7-13-22 (A)	200	204

Consumer Staples – 1.0%
Imperial Tobacco Finance plc
3.750%, 7-21-22 (A)	200	208

Financials – 2.8%
ANZ New Zealand International Ltd.
3.450%, 1-21-28 (A)	200	228
Royal Bank of Scotland Group plc (The)
6.000%, 12-19-23	100	114

30	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
State Bank of India
4.875%, 4-17-24 (A)	$200	$221

		563

Total United Kingdom – 4.8%		$975
United States

Communication Services – 1.1%
T-Mobile USA, Inc.
6.000%, 3-1-23	230	230

Consumer Discretionary – 1.1%
Volkswagen Group of America, Inc.
4.250%, 11-13-23 (A)	200	220

Consumer Staples – 1.3%
Keurig Dr Pepper, Inc.
4.597%, 5-25-28	125	152
Reynolds American, Inc.
4.450%, 6-12-25	100	114

		266

Financials – 4.9%
Bank of America Corp.
3.593%, 7-21-28	125	142
BBVA Bancomer S.A.
5.875%, 9-13-34 (A)	200	228
Citigroup, Inc.
3.520%, 10-27-28	125	141
Goldman Sachs Group, Inc. (The)
3.814%, 4-23-29	100	116
JPMorgan Chase & Co.:
3.540%, 5-1-28	118	135
4.000%, 10-1-68	50	51
TerraForm Global Operating LLC (GTD by TerraForm Global LLC)
6.125%, 3-1-26 (A)	50	51
Wells Fargo & Co.
4.300%, 7-22-27	125	146

		1,010

Health Care – 1.9%
Bayer U.S. Finance II LLC
2.850%, 4-15-25 (A)	200	212
Fresenius U.S. Finance II, Inc.:
4.250%, 2-1-21 (A)	100	100
4.500%, 1-15-23 (A)	75	80

		392

Industrials – 0.7%
BAE Systems Holdings, Inc.
3.800%, 10-7-24 (A)	75	83
Boeing Co. (The)
4.508%, 5-1-23	50	54

		137

Real Estate – 1.0%
Aircastle Ltd.
4.400%, 9-25-23	100	106

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate (Continued)
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.)
2.900%, 11-15-24	$100	$107

		213

Total United States – 12.0%		$2,468
Uruguay

Industrials – 0.4%
Navios South American Logistics, Inc. and Navios Logistics Finance (U.S.), Inc.
10.750%, 7-1-25 (A)	70	75

Total Uruguay – 0.4%		$75
Venezuela

Financials – 0.9%
Corporacion Andina de Fomento:
3.250%, 2-11-22	150	154
2.375%, 5-12-23	30	31

		185

Total Venezuela – 0.9%		$185

TOTAL CORPORATE DEBT SECURITIES – 74.9%		$15,381
(Cost: $14,359)

OTHER GOVERNMENT SECURITIES (D)
Argentina – 0.5%
Republic of Argentina:
1.000%, 7-9-29	12	6
0.125%, 7-9-30	243	98

		104

Bahamas – 1.1%
Commonwealth of Bahamas
8.950%, 10-15-32 (A)	200	218

Costa Rica – 0.9%
Costa Rica Government Bond
4.250%, 1-26-23 (A)	200	192

Mexico – 1.1%
United Mexican States
3.250%, 4-16-30 (B)	200	216

Panama – 1.1%
Republic of Panama
3.750%, 4-17-26	200	218

Peru – 0.5%
Republic of Peru
1.862%, 12-1-32	100	101

Qatar – 1.0%
Qatar Government Bond
3.875%, 4-23-23	200	215

OTHER GOVERNMENT SECURITIES (D) (Continued)	Principal	Value
Saudi Arabia – 1.2%
Saudi Arabia Government Bond
2.375%, 10-26-21 (A)	$250	$254

Uruguay – 0.3%
Republica Orient Uruguay
4.500%, 8-14-24	50	55

Vietnam – 1.1%
Vietnam Government Bond
4.800%, 11-19-24 (A)	200	224

TOTAL OTHER GOVERNMENT SECURITIES – 8.8%		$1,797
(Cost: $1,729)

UNITED STATES GOVERNMENT OBLIGATIONS

United States – 12.9%
U.S. Treasury Notes:
1.500%, 1-15-23	150	154
2.125%, 9-30-24	100	107
0.250%, 10-31-25	400	398
2.250%, 11-15-25	150	164
0.375%, 11-30-25	700	701
2.375%, 5-15-27	125	139
0.375%, 7-31-27	300	296
0.375%, 9-30-27	400	394
0.500%, 10-31-27	200	198
0.625%, 11-30-27	100	100

		2,651

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 12.9%		$2,651
(Cost: $2,616)

SHORT-TERM SECURITIES	Shares
Money Market Funds (E) – 6.9%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.030%	501	501
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.030% (F)	926	926

		1,427

TOTAL SHORT-TERM SECURITIES – 6.9%		$1,427
(Cost: $1,427)

TOTAL INVESTMENT SECURITIES – 103.5%		$21,256
(Cost: $20,131)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (3.5)%		(714)

NET ASSETS – 100.0%		$20,542

2020	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	GLOBAL BOND (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $11,751 or 57.2% of net assets.

(B)	All or a portion of securities with an aggregate value of $903 are on loan.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP—Columbian Peso).

(D)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(E)	Rate shown is the annualized 7-day yield at December 31, 2020.

(F)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$15,381	$—
Other Government Securities	—	1,797	—
United States Government Obligations	—	2,651	—
Short-Term Securities	1,427	—	—
Total	$1,427	$19,829	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	24.9%
Mexico	7.5%
United Kingdom	4.8%
Chile	4.7%
Brazil	4.2%
China	4.1%
Peru	3.2%
Luxembourg	3.2%
Columbia	2.5%
Indonesia	2.4%
Saudi Arabia	2.2%
Netherlands	2.1%
South Korea	2.1%
India	2.1%
Panama	2.1%
Spain	2.0%

Country Diversification (Continued)

United Arab Emirates	2.0%
Cayman Islands	2.0%
Canada	1.8%
Australia	1.3%
Argentina	1.3%
Japan	1.1%
Vietnam	1.1%
Bahamas	1.1%
Hong Kong	1.1%
Nigeria	1.0%
Qatar	1.0%
Austria	1.0%
Isle of Man	1.0%
France	1.0%
British Virgin Islands	1.0%
Other Countries	3.7%
Other+	3.4%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	GLOBAL EQUITY INCOME

(UNAUDITED)

Christopher J. Parker

Robert E. Nightingale

Below, Christopher Parker, CFA, and Robert E. Nightingale, portfolio managers of Ivy VIP Global Equity Income, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Parker has managed the Portfolio since 2014 and has 25 years of industry experience. Mr. Nightingale has managed the Portfolio in since 2018 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Global Equity Income (Class II shares at net asset value)	3.15%
Benchmark and Morningstar Category
FTSE All-World High Dividend Yield Index	-0.32%
(generally reflects the performance of securities with higher-than-average dividend yields in the global market)
Morningstar World Large Stock Category Average	17.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

A year in review

2020 is a year that many of us want to forget, and we are happy the calendar has turned to another year. However, 2020 was such an extraordinary period that it is likely to be remembered perhaps more vividly than most years. The word “unprecedented” is probably one of the more misused words in the lexicon of financial commentators. In the case of 2020, much of what we all experienced was genuinely unprecedented or certainly nearly so. While COVID-19 was not the first pandemic, it was the first to spread in such a rapid fashion around the globe. Additionally, the global response was certainly unprecedented both in terms of markets and in the real economy. In order to slow the spread of COVID-19, global leaders effectively shut down large portions of their economies, leading to some of the sharpest declines in economic output and employment on record. The depth of uncertainty regarding the future led to the fastest bear market in the history of U.S. markets.

The response to the economic distress in much of the world was equally unprecedented. Central banks unleashed their full arsenal of tools to ease stress in certain corners of the financial markets. Within weeks, central banks around the world had taken rates to zero if they were not there already, ramped up buying activity in financial markets to provide a stabilizing bid, and had either dusted off or developed credit facilities to inject credit and liquidity into the real economy. On the fiscal side, the action was equally rapid and awe-inspiring in terms of its scale. Stimulus packages were in the trillions as billions were simply insufficient. This type of massive mobilization of resources was not completely unprecedented, though outside of war-time it certainly seems to be so. In response to the blast of adrenaline and defibrillation provided by this combination of monetary and fiscal policy, financial markets roared to life off the March bottoms. After the quickest bear market in history, we experienced the fastest return to a new bull market in history. After this quick return to life, most markets have been on a solid upward march, occasionally interrupted by upticks in the rate of new COVID-19 infections or other short-term obstacles that pervasive optimism simply plowed over. Even toward the end of the year, good news on vaccines was taken as good news, while bad news on infection rates was largely ignored or spun into being a positive as it would simply lead to more fiscal stimulus and greater monetary easing.

The Portfolio’s benchmark index ended up roughly flat for the fiscal year, while many markets and indices were strongly positive. The S&P 500 Index rose by 18%, with much of this being driven by certain sectors and companies that were either substantial beneficiaries of an environment where many people were working from home and making completely different consumption choices compared to normal. Within this, we believe some real areas of speculation have developed, and in some cases, these pockets of excessive optimism are creating a sufficient gravity to pull up valuations in other areas as often occurs during a melt up in markets. We think the coming year, or perhaps longer, might be a period where the reality of broader growth might be rewarded while the hopes, dreams and aspirations of a cohort of highly valued concept stocks might be set to disappoint.

In some ways markets lend themselves to analysis using models for other sciences. Newtown’s First Law states that a body in motion will remain in motion until acted upon by an external force. We highly doubt that markets will remain in motion on the current course for an overly extended period. History has shown that momentum can persist for longer than expected but eventually some force acts and alters the course of markets. It is not clear if this force is something like simply

2020	ANNUAL REPORT	33

strong economic growth that broadens the base of winners and restores a normal level of inflation and nominal growth, or some other variable. If one thing has repeated precedent in financial markets, it is that bubbles and manias develop on occasion, typically expanding far beyond what most would view as rational until they become held as a new norm and eventually burst.

Portfolio contributors and detractors

The Portfolio outperformed its benchmark but underperformed is Morningstar peer group average during the fiscal year. Outperformance during the period was primarily driven by positive stock selection. Currency was also a tailwind to relative performance, while sector allocation was roughly neutral.

Seven of eleven sectors outperformed the benchmark during the year. Information technology substantially outperformed the benchmark as stocks in that sector benefitted from strong relative growth during the pandemic-related lockdowns and the ensuing recovery. Several companies within the sector also saw substantial multiple expansion based on improving structural outlooks for their respective industries or businesses. Materials and industrials also outperformed, driven by more resilient-than-expected demand and an improved outlook for future growth due to robust expected economic growth. Energy was the most significant underperforming sector, lagging due to a poor crude price environment for much of the year. However, toward the end of the year, energy rallied significantly based on a brightening demand outlook resulting from vaccine approvals and expectations of future substantial easing of COVID-19 related restrictions. Sector allocation was roughly neutral to performance with positioning in information technology, financials, consumer staples and health care helping performance. Positioning in energy, materials and utilities hurt performance.

From a geographic perspective, the Portfolio was helped by positive stock selection and adversely impacted by regional allocation. The Portfolio’s overweight position in Europe was a drag on performance. However, stock selection in Europe was strongly positive. Additionally, the currency impact of being overweight the euro and U.K. sterling were both positive. Stock selection in North America, Asia and emerging markets were positive, while selection in Japan was a drag on relative performance.

This was a very solid year for stock selection across the Portfolio, with only the consumer discretionary and industrials sectors resulting in a negative impact from stock selection. Stock selection was especially strong in information technology and utilities, and was also solidly favorable in financials, energy, communication services, health care and materials.

From an individual security point of view, the most significant positive contributors were Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC), Samsung Electronics Co. Ltd., QUALCOMM, Inc., Morgan Stanley and ENEL S.p.A. The Portfolio no longer holds QUALCOMM, Inc. TSMC benefitted from strong demand driven by strength in mobile demand behind 5G, PC demand due to work-from-home and gaming, as well strong demand from hyperscale. The company’s multiple also expanded significantly as investors increasingly recognize the strength of its competitive position in future semiconductor production nodes. Samsung benefitted from many of the same demand drivers as TSMC. Samsung also saw multiple expansion due to increasing investor confidence that full-cycle profitability in the company’s core memory business has improved due to increased industry consolidation and competitive rationality. Qualcomm benefitted from an ongoing strong 5G handset cycle driving units and improved content, as well as resolution of remaining licensing disputes. Morgan Stanley shares benefitted from a recognition of a continued business mix toward wealth management and due to favorable conditions in investment banking and trading for most of the year. ENEL benefited from continued expansion of its pipeline of renewable energy projects around the world, and further recognition that the world is still early in a migration to carbon neutral sources of power generation. This is providing increased comfort that the duration of attractive growth at reasonable returns in that space can be measured in decades and not in years.

The most significant detractors to relative performance were CNOOC Ltd., Unilever plc, Amgen, Inc., Citigroup, Inc. and Sands China Ltd. The Portfolio no longer holds CNOOC Ltd., which underperformed due to the poor crude price environment during the year and was hit hard in the fourth quarter when the U.S. government was set to put the company on the Defense Department blacklist. Unilever is a recent purchase based on a view that relative growth and operational execution are set to improve. We also believed the stock price was at a discount to peers within consumer staples and companies with similar characteristics outside of consumer staples. Shares in both Unilever and Amgen underperformed due to an especially strong market environment, as opposed to company specific fundamentals. Citigroup shares were a drag due, in large part, to the pressure on financials shares. Shares in Sands China underperformed as a result of the impact of COVID-19 on its gaming operations in Macau.

34	ANNUAL REPORT	2020

Positioning

As one would expect, the Portfolio positioning has evolved over the past few quarters in response to a variety of factors. Most notably are 1) a broadly improving environment for economic growth as the global economy recovers from the various impacts related to COVID-19; 2) the tailwind provided by COVID-19 related fiscal stimulus in certain key areas; and 3) the impact that somewhat disparate performance has had on relative valuations.

The Portfolio is currently overweight utilities where we are finding perceived value in several companies that are at the forefront of investing in the unfolding energy transformation from fossil fuels toward wind and solar power generation. The Portfolio is overweight industrials where we anticipate benefits from improving global growth, increased spending in electrification and digitization as well as normalization of spending in areas adversely impacted by the operating conditions in the past year. The Portfolio is modestly overweight health care and consumer discretionary. The Portfolio is underweight consumer staples as we have found more compelling opportunities elsewhere. The Portfolio is underweight communication services as we have found few names in this sector that meet all the key investment criteria we are seeking. The Portfolio is also underweight materials – the sector has performed well during the past year and, as a result, our exposure to companies in that area is lower as we see better opportunities elsewhere. Lastly, the Portfolio is underweight energy. The characteristics of businesses in this sector are such that we are likely to be underweight for long periods of time. However, this is an area where we are spending a considerable amount of effort as improving demand fundamentals, supply restraint and attractive valuations are offering potential here.

Our investment approach remains steadfastly focused on investing in what we believe are quality businesses with favorable near and intermediate fundamentals, generally stable to rising dividends and attractive valuations. This approach is consistent across sectors and geographies. The core of our approach is based on stock selection as the key driver of portfolio inclusion and construction. As such, we do not significantly adjust portfolio positioning based on our short-term economic outlook or other factors that could impact a company’s earnings outlook over the short run. However, a core part of our focus is on finding quality businesses we believe are mispriced due to these shorter-term market dislocations or other factors the market has underappreciated.

Outlook

We are cautiously optimistic on our 2021 outlook for economic growth and corporate earnings. We are fairly balanced with risk and sector weightings and own perceived quality names. Savings rates in many economies have expanded significantly during the pandemic as a result of government support schemes as well as the effect that COVID-19 related restrictions have had on the ability (as opposed to willingness) of consumers to spend. As vaccination programs progress, we see the savings rate as a coiled spring for consumption in numerous areas that have suffered during the pandemic. While many of these areas may take some time to return to normality, and normal will differ from pre-pandemic conditions, we see this as a tailwind for consumption that will drive recovery in employment in key parts of the service economy. To a degree, corporations have also been operating under tighter constraints with respect to investment in several areas. As COVID-19 restrictions unlock and confidence builds in the broader recovery, we also expect a recovery in corporate spending analogous to a typical early stage economic recovery. All these typical recovery dynamics are being boosted by substantial levels of stimulus from governments around the world. While there have been periods in prior recoveries where stimulus aided growth, the sheer magnitude of stimulus globally as well as the combination of both aggressive monetary and fiscal stimulus makes the current outlook more unusual and more favorable in the short-term.

While much ink has been spilled recently on extreme valuations in certain segments of financial markets, our view of valuation within our universe is more balanced. Valuations in certain segments and stocks are no longer as compelling after the strong rally in broader equities over the past several months. However, we believe more robust and broader economic growth is creating a more favorable investment backdrop in numerous more economically sensitive areas that have lagged over the past few years. We have been finding attractive opportunities in these sectors that fit our key criteria of attractive businesses, sustainable financial structures, attractive valuations and, in particular, improving underlying business fundamentals that are not fully appreciated by other investors. Within this context, we remain focused on businesses that have company specific drivers of improved performance in addition to having the wind at their backs. As such, portfolio positioning has migrated in this direction recently and may continue to do so as due-diligence progresses on new investment opportunities – seeking to take advantage of dips and pauses to build or add to positions.

2020	ANNUAL REPORT	35

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These risks are magnified in emerging markets.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy VIP Global Equity Income

36	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	GLOBAL EQUITY INCOME

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Financials	23.0%
Health Care	12.6%
Information Technology	12.5%
Industrials	11.7%
Utilities	10.8%
Consumer Staples	9.9%
Consumer Discretionary	5.9%
Communication Services	4.4%
Energy	4.3%
Materials	4.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Country Weightings

North America	39.2%
United States	37.7%
Other North America	1.5%
Europe	36.4%
United Kingdom	9.8%
Germany	9.6%
France	9.0%
Switzerland	3.8%
Other Europe	4.2%
Pacific Basin	23.7%
Japan	6.6%
South Korea	5.2%
Taiwan	5.0%
Other Pacific Basin	6.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Sector	Industry
Samsung Electronics Co. Ltd.	Information Technology	Technology Hardware, Storage & Peripherals
Taiwan Semiconductor Manufacturing Co. Ltd.	Information Technology	Semiconductors
Procter & Gamble Co. (The)	Consumer Staples	Household Products
Morgan Stanley	Financials	Investment Banking & Brokerage
ENEL S.p.A.	Utilities	Electric Utilities
Verizon Communications, Inc.	Communication Services	Integrated Telecommunication Services
Schneider Electric S.A.	Industrials	Electrical Components & Equipment
Citigroup, Inc.	Financials	Other Diversified Financial Services
Unilever plc	Consumer Staples	Personal Products
Philip Morris International, Inc.	Consumer Staples	Tobacco
See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	37

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL EQUITY INCOME

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	3.15%
5-year period ended 12-31-20	6.76%
10-year period ended 12-31-20	7.63%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

38	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	GLOBAL EQUITY INCOME (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Canada

Financials – 1.5%
Bank of Montreal	62	$4,729

Total Canada – 1.5%		$4,729
France

Energy – 2.3%
Total S.A. (A)	167	7,210

Financials – 2.2%
Axa S.A.	293	7,024

Health Care – 1.7%
Sanofi-Aventis	56	5,385

Industrials – 2.8%
Schneider Electric S.A.	62	8,890

Total France – 9.0%		$28,509
Germany

Communication Services – 1.5%
Deutsche Telekom AG, Registered Shares	262	4,787

Financials – 1.5%
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	16	4,873

Industrials – 1.8%
Siemens AG	40	5,776

Utilities – 3.2%
E.ON AG	393	4,351
RWE Aktiengesellschaft	138	5,847

		10,198

Total Germany – 8.0%		$25,634
Hong Kong

Utilities – 1.4%
Guangdong Investment Ltd.	2,400	4,327

Total Hong Kong – 1.4%		$4,327
Indonesia

Financials – 1.8%
PT Bank Mandiri (Persero) Tbk	12,799	5,775

Total Indonesia – 1.8%		$5,775
Ireland

Materials – 1.3%
CRH plc	98	4,181

Total Ireland – 1.3%		$4,181

COMMON STOCKS (Continued)	Shares	Value
Italy

Utilities – 2.9%
ENEL S.p.A.	900	$9,155

Total Italy – 2.9%		$9,155
Japan

Consumer Discretionary – 1.2%
Subaru Corp.	190	3,800

Financials – 3.8%
ORIX Corp.	447	6,882
Tokio Marine Holdings, Inc.	97	4,972

		11,854

Industrials – 1.6%
ITOCHU Corp.	172	4,941

Total Japan – 6.6%		$20,595
Macau

Consumer Discretionary – 1.8%
Sands China Ltd.	1,335	5,831

Total Macau – 1.8%		$5,831
Singapore

Financials – 1.8%
DBS Group Holdings Ltd. (A)	294	5,564

Total Singapore – 1.8%		$5,564
South Korea

Information Technology – 5.2%
Samsung Electronics Co. Ltd.	218	16,263

Total South Korea – 5.2%		$16,263
Switzerland

Financials – 1.6%
Zurich Financial Services, Registered Shares	12	5,135

Health Care – 2.2%
Roche Holdings AG, Genusscheine	20	7,084

Total Switzerland – 3.8%		$12,219
Taiwan

Information Technology – 5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	836	15,815

Total Taiwan – 5.0%		$15,815
United Kingdom

Consumer Staples – 2.7%
Unilever plc	139	8,314

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.4%
3i Group plc	272	$4,299

Health Care – 4.1%
AstraZeneca plc	75	7,439
GlaxoSmithKline plc	285	5,222

		12,661

Materials – 1.6%
Anglo American plc	153	5,040

Total United Kingdom – 9.8%		$30,314
United States

Communication Services – 2.9%
Verizon Communications, Inc.	152	8,930

Consumer Discretionary – 1.3%
V.F. Corp.	48	4,134

Consumer Staples – 7.2%
Philip Morris International, Inc.	95	7,904
Procter & Gamble Co. (The)	75	10,451
Sysco Corp.	61	4,523

		22,878

Energy – 2.0%
ConocoPhillips	158	6,303

Financials – 7.4%
Citigroup, Inc.	138	8,516
KeyCorp	261	4,282
Morgan Stanley	152	10,445

		23,243

Health Care – 4.6%
Amgen, Inc.	32	7,283
CVS Caremark Corp.	107	7,335

		14,618

Industrials – 5.5%
Eaton Corp.	56	6,699
Lockheed Martin Corp.	15	5,181
Raytheon Technologies Corp.	75	5,370

		17,250

Information Technology – 2.3%
Cisco Systems, Inc.	161	7,220

Materials – 1.3%
Eastman Chemical Co.	40	4,045

Utilities – 3.3%
Exelon Corp.	141	5,967
Public Service Enterprise Group, Inc.	75	4,384

		10,351

Total United States – 37.8%		$118,972

TOTAL COMMON STOCKS – 97.7%		$307,883
(Cost: $274,200)

2020	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	GLOBAL EQUITY INCOME (in thousands)

DECEMBER 31, 2020

PREFERRED STOCKS	Shares	Value
Germany

Consumer Discretionary – 1.6%
Volkswagen AG, 2.260%	27	$4,954

Total Germany – 1.6%		$4,954

TOTAL PREFERRED STOCKS – 1.6%		$4,954
(Cost: $4,301)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	1,718	$1,718

TOTAL SHORT-TERM SECURITIES – 0.5%		$1,718
(Cost: $1,718)

TOTAL INVESTMENT SECURITIES – 99.8%		$314,555
(Cost: $280,219)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		685

NET ASSETS – 100.0%		$315,240

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $7,281 are on loan.

(B)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$8,930	$4,787	$—
Consumer Discretionary	4,134	9,631	—
Consumer Staples	22,878	8,314	—
Energy	6,303	7,210	—
Financials	27,972	44,524	—
Health Care	14,618	25,130	—
Industrials	17,250	19,607	—
Information Technology	7,220	32,078	—
Materials	4,045	9,221	—
Utilities	10,351	23,680	—
Total Common Stocks	$123,701	$184,182	$—
Preferred Stocks	—	4,954	—
Short-Term Securities	1,718	—	—
Total	$125,419	$189,136	$—

Market Sector Diversification

(as a % of net assets)
Financials	23.0%
Health Care	12.6%
Information Technology	12.5%
Industrials	11.7%
Utilities	10.8%
Consumer Staples	9.9%

Market Sector Diversification (Continued)

Consumer Discretionary	5.9%
Communication Services	4.4%
Energy	4.3%
Materials	4.2%
Other+	0.7%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	GLOBAL GROWTH

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of Ivy VIP Global Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2020. Ms. Ross has 25 years of industry experience and has managed the Portfolio since August 2014.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Global Growth (Class II shares at net asset value)	20.58%
Benchmark and Morningstar Category
MSCI World Index	15.90%
(generally reflects the performance of securities markets around the world)
Morningstar World Large Stock Category Average	17.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

A year in review

Global equity performance for 2020 can be viewed predominantly in terms of the COVID-19 pandemic impact. The year began with an earnings recession caused by pandemic-related economic shutdowns as governments around the world attempted to curb the virus spread. China had the biggest negative impact early, but also recovered more quickly given aggressive social distancing measures and the use of technology to contact trace early on. Economic shut downs were affecting most of the world by mid-March. This global earnings recession was followed by a period of recovery that started with China and ebbed and flowed across global markets as economies partially reopened. Global market enthusiasm took a step up in mid-November and carried through year end after multiple vaccine developers announced COVID-19 vaccine data with better efficacy (over 95%) than expected.

Global equity markets ended the year up almost 16%. Aggressive monetary and fiscal stimulus globally played a significant role in strong equity market returns. In many markets globally, including the U.S., consumers and businesses received direct government payments to partially offset wage hits and economic hardship from the pandemic. The resulting economic impact from the recession (including loan losses in the financial system, consumer demand and industrial production, to name a few) have not been nearly as bad as initially feared in many markets.

During 2020, growth substantially outperformed value, with the outperformance more pronounced early in the year. As global economies began to recover and positive vaccine data was announced, value performance improved. Price/earnings expansion played a role in equity returns as in most markets globally earnings have yet to fully recover from the pandemic hit. Gold was a notable strong performer among a broad range of asset classes as investors viewed it as a store of wealth in uncertain times. During the period, emerging markets outperformed developed markets. The U.S. was one of the stronger developed market performers, handily beating the benchmark and outperforming Japan and most of Europe. The information technology sector continued its strength in 2020, followed by outperformance from consumer discretionary and communication services. The most notable underperformer in the period was energy, down over 30% for the fiscal year. Financials and real estate also had negative absolute returns in a strong market.

Performance for the year

The Portfolio posted strong positive performance and outperformed its benchmark index and Morningstar peer group for the fiscal year. Stock selection was the overwhelming source of outperformance in the period with strong stock picking in energy, financials and consumer discretionary. An additional significant contributor in the fiscal period came from the Portfolio’s overweight to information technology stocks, which continued to perform well. These positives more than offset weak stock selection in industrials. Traditional work-from-home beneficiaries, such as Amazon.com, Inc. and PayPal, Inc., were significant positive contributors to performance. In addition, a range of technology holdings did well in the period, including Taiwan Semiconductor Manufacturing Co. Ltd. ADR, Infineon Technologies AG, Microsoft Corp. and Adobe, Inc. Other contributors included Discover Financial Services, Ferrari N.V. and Thermo Fisher Scientific, Inc. Airbus SE was by far our largest detractor in the year given the abrupt decline in air travel associated with the pandemic. The second largest relative detractor was not owning Tesla, Inc., which contributed almost one percentage point to benchmark returns. Other detractors included Canadian Natural Resources Ltd., Recruit Holdings Co. Ltd. and Prudential Financial, Inc. The Portfolio no longer holds Prudential Financial, Inc.

2020	ANNUAL REPORT	41

Outlook

While COVID-19 cases globally remain at relatively high levels, effective vaccines are currently being administered globally as manufacturing production increases. We expect a very strong recovery in global growth for 2021, with global GDP growth approaching 5%. Comparisons will be off a low base following 2020, as many economies around the world were shut down in the first quarter of 2020 and only slowly recovered throughout the year. In addition, we anticipate continued fiscal and monetary stimulus to benefit growth rates in 2021. We expect another round of sizable stimulus in the U.S. following the Democratic wins in the Senate, creating a majority in congress to support President Biden’s initiatives. We have added to positions we believe will benefit from a gradual return to normalcy, with exposure to restaurants, consumer spending and eventually travel. We think 2021 can also be a relatively strong year for emerging markets, and we continue to look for investment ideas that have sustainable competitive advantages that can benefit from improving economic growth in emerging markets and a likely lower U.S. dollar. We currently expect more rapid recovery in the U.S. market relative to other parts of the world. That said, we are tempering our enthusiasm given high U.S. equity valuations and longer-term risks, including rising corporate tax rates given the new Democratic leadership. We continue to focus on investment ideas that we feel have unique competitive barriers to entry with strong long-term tailwinds.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy VIP Global Growth.

42	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	GLOBAL GROWTH

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.9%
Information Technology	26.1%
Consumer Discretionary	17.3%
Industrials	14.6%
Financials	14.4%
Health Care	11.9%
Communication Services	8.1%
Consumer Staples	4.2%
Energy	3.3%
Cash and Other Assets (Net of Liabilities)	0.1%

Country Weightings

North America	59.4%
United States	55.8%
Canada	3.6%
Europe	25.1%
France	7.7%
United Kingdom	6.6%
Other Europe	10.8%
Pacific Basin	14.6%
China	7.3%
Japan	3.5%
Other Pacific Basin	3.8%
South America	0.8%
Cash and Other Assets (Net of Liabilities)	0.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Ferrari N.V.	Italy	Consumer Discretionary	Automobile Manufacturers
Discover Financial Services	United States	Financials	Consumer Finance
PayPal, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Airbus SE	France	Industrials	Aerospace & Defense
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	Taiwan	Information Technology	Semiconductors
Ferguson plc	Switzerland	Industrials	Trading Companies & Distributors

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2020	ANNUAL REPORT	43

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	GLOBAL GROWTH

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	20.58%
5-year period ended 12-31-20	11.44%
10-year period ended 12-31-20	8.87%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

44	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Brazil

Consumer Discretionary – 0.5%
Magazine Luiza S.A.	163	$783

Financials – 0.3%
Banco do Brasil S.A.	61	457

Total Brazil – 0.8%		$1,240
Canada

Consumer Staples – 2.3%
Alimentation Couche-Tard, Inc., Class B	107	3,653

Energy – 1.3%
Canadian Natural Resources Ltd.	86	2,057

Total Canada – 3.6%		$5,710
China

Communication Services – 3.5%
Baidu.com, Inc. ADR (A)	11	2,338
Tencent Holdings Ltd.	44	3,180

		5,518

Consumer Discretionary – 1.7%
Alibaba Group Holding Ltd. ADR (A)	11	2,674

Financials – 2.1%
Ping An Insurance (Group) Co. of China Ltd., H Shares	271	3,298

Total China – 7.3%		$11,490
France

Communication Services – 1.6%
Ubisoft Entertainment S.A. (A)	26	2,553

Consumer Discretionary – 0.8%
LVMH Moet Hennessy – Louis Vuitton	2	1,210

Industrials – 5.3%
Airbus SE	37	4,095
Schneider Electric S.A.	28	4,066

		8,161

Total France – 7.7%		$11,924
Germany

Financials – 1.3%
Deutsche Boerse AG	12	1,983

Information Technology – 1.4%
Infineon Technologies AG	56	2,133

Total Germany – 2.7%		$4,116

COMMON STOCKS (Continued)	Shares	Value
India

Energy – 1.3%
Reliance Industries Ltd.	77	$2,107

Total India – 1.3%		$2,107
Italy

Consumer Discretionary – 3.3%
Ferrari N.V.	22	5,090

Total Italy – 3.3%		$5,090
Japan

Financials – 1.0%
ORIX Corp.	99	1,522

Industrials – 2.5%
Daikin Industries Ltd.	11	2,425
Recruit Holdings Co. Ltd.	35	1,453

		3,878

Total Japan – 3.5%		$5,400
Netherlands

Health Care – 1.4%
Koninklijke Philips Electronics N.V., Ordinary Shares	40	2,161

Total Netherlands – 1.4%		$2,161
Switzerland

Health Care – 1.0%
Alcon, Inc.	24	1,566

Industrials – 2.4%
Ferguson plc	31	3,766

Total Switzerland – 3.4%		$5,332
Taiwan

Information Technology – 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	35	3,866

Total Taiwan – 2.5%		$3,866
United Kingdom

Communication Services – 1.6%
WPP Group plc	223	2,420

Consumer Discretionary – 1.5%
Aptiv plc	18	2,397

Consumer Staples – 1.9%
Diageo plc	38	1,486
Unilever plc	23	1,358

		2,844

COMMON STOCKS (Continued)	Shares	Value
Health Care – 1.6%
AstraZeneca plc	16	$1,611
AstraZeneca plc ADR	18	918

		2,529

Total United Kingdom – 6.6%		$10,190
United States

Communication Services – 1.4%
Facebook, Inc., Class A (A)	8	2,116

Consumer Discretionary – 9.5%
Amazon.com, Inc. (A)	2	7,266
Brinker International, Inc.	28	1,577
Darden Restaurants, Inc.	27	3,243
Dollar General Corp.	5	1,025
Home Depot, Inc. (The)	6	1,678

		14,789

Energy – 0.7%
ConocoPhillips	25	1,019

Financials – 9.7%
Citigroup, Inc.	33	2,048
CME Group, Inc.	6	1,089
Discover Financial Services	54	4,928
Goldman Sachs Group, Inc. (The)	9	2,449
JPMorgan Chase & Co.	14	1,777
Morgan Stanley	41	2,808

		15,099

Health Care – 7.9%
Abbott Laboratories	29	3,127
HCA Holdings, Inc.	11	1,806
Johnson & Johnson	19	3,041
Thermo Fisher Scientific, Inc.	5	2,464
UnitedHealth Group, Inc.	5	1,897

		12,335

Industrials – 4.4%
Eaton Corp.	21	2,510
Northrop Grumman Corp.	7	2,226
Union Pacific Corp.	11	2,200

		6,936

Information Technology – 22.2%
Adobe, Inc. (A)	5	2,325
Ambarella, Inc. (A)	21	1,956
Apple, Inc.	43	5,751
Autodesk, Inc. (A)	3	933
Fidelity National Information Services, Inc.	19	2,685
Intuit, Inc.	9	3,422
MasterCard, Inc., Class A	9	3,255
Microsoft Corp.	26	5,775
PayPal, Inc. (A)	20	4,719

2020	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	GLOBAL GROWTH (in thousands)

DECEMBER 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Information Technology (Continued)
Visa, Inc., Class A	17	$3,736

		34,557

Total United States – 55.8%		$86,851

TOTAL COMMON STOCKS – 99.9%		$155,477
(Cost: $101,075)

TOTAL INVESTMENT SECURITIES – 99.9%		$155,477
(Cost: $101,075)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		193

NET ASSETS – 100.0%		$155,670

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$4,454	$8,153	$—
Consumer Discretionary	19,860	7,083	—
Consumer Staples	3,653	2,844	—
Energy	3,076	2,107	—
Financials	15,099	7,260	—
Health Care	13,253	5,338	—
Industrials	6,936	15,805	—
Information Technology	38,423	2,133	—
Total Common Stocks	$104,754	$50,723	$—
Total	$104,754	$50,723	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Information Technology	26.1%
Consumer Discretionary	17.3%
Industrials	14.6%
Financials	14.4%
Health Care	11.9%

Market Sector Diversification (Continued)

Communication Services	8.1%
Consumer Staples	4.2%
Energy	3.3%
Other+	0.1%

+Includes cash and other assets (net of liabilities)

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	LIMITED-TERM BOND

(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy VIP Limited-Term Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2020. She has managed the Portfolio since 2014 and has 33 years industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Limited-Term Bond (Class II shares at net asset value)	4.14%
Benchmark(s) and Morningstar Category
Bloomberg Barclays 1-3 Year Gov/Credit Index	3.33%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 3 years)
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	4.71%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 5 years)
Morningstar Short-Term Bond Category Average	3.81%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Performance

The Portfolio underwent a benchmark change that was effective April 30, 2020. The reason for the benchmark change was to align the Portfolio with the benchmark used by more than 60% of the portfolios in the Morningstar Short-Term Bond category. For the fiscal period ending December 31, 2020, the Portfolio outperformed its new benchmark, the Bloomberg Barclays 1-3 Year Gov/Credit Index and its Morningstar peer group.

Market Review

When the year began, the 2-year U.S. Treasury note yielded 1.57% and the 10-year U.S. Treasury note yielded 1.92%. The Bloomberg Barclays U.S. Credit Index, a good gauge of credit spreads, a subset of which is the Fund’s benchmark, was at a spread of 90 basis points (bps). As the novel coronavirus spread from China to Europe to the U.S., the flight to quality trade in U.S. Treasuries was significant. Equities fell, credit and other products experienced substantial spread widening, and U.S. Treasuries rallied hard, pushing yields lower.

The initial response to the panic was swift. The Federal Reserve (Fed) engaged in an emergency rate cut of 50 bps on March 3 to a federal funds rate range of 1.00-1.25%. Less than two weeks later, the Fed slashed the rate to 0-0.25%. In late March, the spread on the Bloomberg Barclays U.S. Credit Index widened to 341 bps. The Fed announced more programs to help the markets, including another round of quantitative easing (QE4). It began purchasing U.S. Treasuries, including U.S. Treasury Inflation-Indexed Bonds and agency mortgage-backed securities. It also announced a program to purchase corporate bonds, commercial paper and exchange traded funds (ETFs). The Fed, Congress, the U.S. Treasury and President Donald Trump played a role in the initial response to helping the markets and the individuals financially impacted by the virus, which helped ease the markets.

Support from the Fed continued through the year, and it is currently buying $80 billion per month in U.S. Treasuries and $40 billion in agency mortgage-backed securities. It expects to continue the purchases for the foreseeable future. The Fed’s dovish policy framework includes goals to reach maximum employment and to overshoot on inflation, indicating it intends to keep rates at zero for the next several years. The support to the credit markets in the form of purchases of corporate bonds and ETFs expired at the end of the calendar year. However, the market is operating under the assumption that the Fed would come to the rescue again if it were needed.

The spread on the Bloomberg Barclays U.S. Credit Index tightened throughout the year and ended 2020 at 92 bps, just 2 bps wider than a year earlier. Issuance was extremely strong in the initial throes of the pandemic as corporations issued bonds at wide levels to ensure liquidity with the uncertainty brought by the pandemic and the economic shutdowns in much of the country. Investment grade corporate bond issuance hit record levels of more than $2 trillion. Throughout the remainder of the year, corporations continued to issue bonds as the all-in cost of borrowing was so low given the movement in overall interest rates in the country. The primary credit market was wide open as investors scrambled to reach for yield. The fundamentals in the credit market continued to deteriorate in 2020 as corporations rely on more and more debt in this low interest rate world.

2020	ANNUAL REPORT	47

Portfolio Positioning

The portfolio was well-positioned when the pandemic came to our shores and markets in the first quarter of 2020. The allocation to U.S. Treasuries was roughly 50% when 2020 began because we did not feel that we were being compensated for the risks taken in the credit market and had been reducing that exposure.

The 2-year U.S. Treasury note saw its high yield in January at 1.59% and then it rallied hard to end the quarter at a yield of just 25 bps. Yields in the front end of the curve remained anchored throughout the year with the Fed’s commitment to an accommodative policy for the foreseeable future.

The large allocation to U.S. Treasuries gave the Fund plenty of “dry powder” to be opportunistic and add spread product, namely credit, back to the portfolio to increase yield. We increased the Portfolio’s holding of credit to 54% of the Portfolio from 32% in the last three quarters of the year, primarily using the sales proceeds of U.S. Treasuries to fund the purchases.

With spreads ending the year basically back to the tight levels where they started, one could question whether the Portfolio will continue to keep its current overweight in credit. While we are concerned with spreads back near the tights, the fact that U.S. Treasury yields in the front end barely have double-digit yields has kept us from reversing this trade. We still have about 29% of the Portfolio in U.S. Treasuries and currently plan to continue to keep an allocation in the 25-30% area.

We have maintained an allocation to mortgage-backed securities for a while. While it is not an asset class present in the benchmark, it is one in which we are very comfortable. The securitized portion of the Portfolio generated some of the highest returns during the period. Approximately 14% of the Portfolio is in securitized products – while we may add to that allocation, we do not anticipate a higher than a 20% weighting to this non-benchmark security type.

Outlook

The pandemic has taken an awful toll on people throughout the world. Its unprecedented reach has impacted most of America, either by its grip on a family member’s health, the death of a family member or friend, or loss of security of income and work. We are looking forward to the day when our everyday lives will look more like they did before the pandemic hit our country.

Although we are somewhat cautious due to potential volatility and rich valuations, an improving economic environment supported by stimulus and confidence in vaccines balances our view as we look further into 2021. In addition, we believe that the strong technical backdrop helps to offset stretched credit fundamentals for short-dated spread product.

We think the first quarter looks to be especially challenging with respect to COVID-19 and the knock-on economic impacts. While multiple vaccines appear to have taken the extreme tail risk off the table, the virus is out of control in much of the U.S., overwhelming the health care systems in several regions and continuing to depress economic activity. We believe a large degree of uncertainty will remain with us through much of the year until the virus is contained, and even then, we believe there will likely continue to be significant and lasting impacts on consumer behavior, corporate operations and government responses.

President Joe Biden was sworn in as our 46th president on January 20, 2021. A high priority will be the delivery of vaccines across the nation, as well as assistance to states in the vaccination process. It is expected that the new administration will encourage more fiscal stimulus in the form of direct checks, extended unemployment insurance, rent and mortgage forbearance, help to impacted businesses and an infrastructure program. As these policies are announced and implemented, we believe they will have wide-ranging implications for the economy and the various sectors and securities in which we invest.

With the Fed indicating its intention to keep short rates depressed for the foreseeable future, we will continue to look to the ever-changing credit market for yield contribution. The incredible technical appears to be intact and although the Fed facilities have officially ended, the market has seen a paradigm shift in its willingness and ability to provide support which should continue to contribute to the healthy appetite for short-end spread products. Fiscal and monetary policies should further support the economy and businesses in which we invest. However, we remain mindful of some of the risks associated with a world awash in liquidity and will pay careful attention to trends in capital allocation policies, liability management and mergers and acquisitions for our corporate coverage.

Our first responsibility is capital preservation. With that responsibility always in view, we will look for opportunities to invest in securities in which we have high conviction that their addition will positively contribute to the Fund’s total return over the life of the investment.

48	ANNUAL REPORT	2020

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy VIP Limited-Term Bond.

2020	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS	LIMITED-TERM BOND

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	98.1%
Corporate Debt Securities	54.6%
United States Government and Government Agency Obligations	41.8%
Asset-Backed Securities	1.3%
Mortgage-Backed Securities	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Quality Weightings

Investment Grade	91.4%
AAA	22.9%
AA	10.9%
A	15.5%
BBB	42.1%
Non-Investment Grade	6.7%
BB	3.8%
Non-rated	2.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.9%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	LIMITED-TERM BOND

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	4.14%
5-year period ended 12-31-20	2.49%
10-year period ended 12-31-20	2.02%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

Effective April 30, 2020, the Portfolio’s new benchmark is the Bloomberg Barclays 1-3 Year Gov/Credit Index. IICO believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes

2020	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2020

ASSET-BACKED SECURITIES	Principal	Value
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6-15-28	$810	$789
SBA Tower Trust, Series 2014-2 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.869%, 10-8-24 (A)	2,000	2,139
SBA Tower Trust, Series 2017-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.168%, 4-11-22 (A)	1,250	1,260
SBA Tower Trust, Series 2020-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
1.884%, 1-15-26 (A)	1,155	1,189

TOTAL ASSET-BACKED SECURITIES – 1.3%		$5,377
(Cost: $5,294)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 0.8%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
4.464%, 7-23-22	1,225	1,291
Viacom, Inc.,
4.250%, 9-1-23	1,750	1,905

		3,196

Integrated Telecommunication Services – 0.8%
AT&T, Inc.,
4.125%, 2-17-26	1,500	1,736
Qwest Corp.,
6.750%, 12-1-21	1,386	1,450

		3,186

Movies & Entertainment – 0.6%
Netflix, Inc.,
5.500%, 2-15-22	2,560	2,678

Publishing – 0.3%
Thomson Reuters Corp.,
4.300%, 11-23-23	1,269	1,391

Wireless Telecommunication Service – 1.7%
Crown Castle Towers LLC:
3.222%, 5-15-22 (A)	4,300	4,346
3.663%, 5-15-25 (A)	950	1,023
Sprint Spectrum L.P.,
3.360%, 9-20-21 (A)	416	420
T-Mobile USA, Inc.,
3.500%, 4-15-25 (A)	1,500	1,658

		7,447

Total Communication Services – 4.2%		17,898

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.6%
Ralph Lauren Corp.,
1.700%, 6-15-22	$1,292	$1,316
VF Corp.,
2.050%, 4-23-22	1,225	1,251

		2,567

Automobile Manufacturers – 1.4%
General Motors Co.,
4.875%, 10-2-23	1,000	1,109
Nissan Motor Co. Ltd.,
3.043%, 9-15-23 (A)	1,250	1,307
Volkswagen Group of America, Inc.:
2.500%, 9-24-21 (A)	1,600	1,624
0.875%, 11-22-23 (A)	1,850	1,860

		5,900

General Merchandise Stores – 1.5%
Dollar General Corp.,
3.250%, 4-15-23	3,940	4,169
Family Dollar Stores, Inc.,
5.000%, 2-1-21	2,515	2,522

		6,691

Homebuilding – 0.9%
D.R. Horton, Inc.,
2.600%, 10-15-25	625	674
Lennar Corp.:
4.125%, 1-15-22	1,000	1,024
4.750%, 11-15-22 (B)	2,000	2,110

		3,808

Internet & Direct Marketing Retail – 0.8%
Amazon.com, Inc.,
0.400%, 6-3-23	1,750	1,760
Expedia Group, Inc.:
3.600%, 12-15-23 (A)	775	826
7.000%, 5-1-25 (A)	900	991

		3,577

Total Consumer Discretionary – 5.2%		22,543
Consumer Staples

Agricultural Products – 0.3%
Cargill, Inc.,
1.375%, 7-23-23 (A)	1,500	1,537

Distillers & Vintners – 1.2%
Constellation Brands, Inc.:
3.200%, 2-15-23	2,250	2,377
4.250%, 5-1-23	1,188	1,295
Diageo Capital plc (GTD by Diageo plc),
3.500%, 9-18-23	1,300	1,401

		5,073

Food Distributors – 0.1%
McCormick & Co., Inc.,
3.500%, 9-1-23	475	508

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Food Retail – 0.3%
Alimentation Couche-Tard, Inc.,
2.700%, 7-26-22 (A)	$1,166	$1,205

Packaged Foods & Meats – 0.3%
Campbell Soup Co.,
3.950%, 3-15-25	1,025	1,155

Soft Drinks – 1.0%
Coca-Cola Refreshments USA, Inc.,
8.000%, 9-15-22	2,125	2,396
Keurig Dr Pepper, Inc.,
4.057%, 5-25-23	1,700	1,847

		4,243

Total Consumer Staples – 3.2%		13,721
Energy

Integrated Oil & Gas – 0.1%
Chevron USA, Inc. (GTD by Chevron Corp.) (3-Month U.S. LIBOR plus 20 bps),
0.405%, 8-11-23 (C)	500	501

Oil & Gas Exploration & Production – 0.6%
Aker BP ASA,
2.875%, 1-15-26 (A)	1,325	1,352
EQT Corp.,
3.000%, 10-1-22	1,050	1,058

		2,410

Oil & Gas Refining & Marketing – 0.2%
HollyFrontier Corp.,
2.625%, 10-1-23	1,075	1,098

Oil & Gas Storage & Transportation – 3.4%
Enbridge, Inc.,
2.900%, 7-15-22	2,470	2,561
EQT Midstream Partners L.P.,
4.750%, 7-15-23	1,500	1,577
Galaxy Pipeline Assets BidCo Ltd.,
1.750%, 9-30-27 (A)	1,500	1,523
Kinder Morgan Energy Partners L.P.:
3.500%, 3-1-21	1,000	1,000
3.450%, 2-15-23	1,646	1,728
Midwest Connector Capital Co. LLC,
3.625%, 4-1-22 (A)	1,550	1,577
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.850%, 10-15-23	1,800	1,924
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.250%, 4-1-24	1,132	1,226
Western Gas Partners L.P.,
5.375%, 6-1-21	1,425	1,432

		14,548

Total Energy – 4.3%		18,557

52	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 1.0%
Ares Capital Corp.:
3.625%, 1-19-22	$404	$416
3.500%, 2-10-23	1,110	1,169
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
4.000%, 4-1-24	1,150	1,262
National Securities Clearing Corp.,
1.200%, 4-23-23 (A)	350	357
Owl Rock Capital Corp.,
3.400%, 7-15-26	1,300	1,317

		4,521

Consumer Finance – 2.2%
Ally Financial, Inc.:
4.250%, 4-15-21	2,589	2,616
1.450%, 10-2-23	2,100	2,143
Caterpillar Financial Services Corp.,
0.450%, 9-14-23	1,000	1,004
Discover Bank,
3.350%, 2-6-23	1,830	1,931
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
5.200%, 3-20-23	1,000	1,097
Hyundai Capital America,
1.250%, 9-18-23 (A)	800	809

		9,600

Diversified Banks – 5.6%
Bank of America Corp.:
4.100%, 7-24-23	2,983	3,265
4.125%, 1-22-24	1,000	1,110
4.200%, 8-26-24	1,325	1,486
Citizens Bank N.A.,
3.250%, 2-14-22	1,200	1,235
Mitsubishi UFJ Financial Group, Inc.,
0.848%, 9-15-24	1,500	1,509
Mizuho Financial Group, Inc.,
0.849%, 9-8-24	1,800	1,810
National Bank of Canada,
2.100%, 2-1-23	1,400	1,446
Sumitomo Mitsui Financial Group, Inc.,
2.784%, 7-12-22	1,710	1,773
Sumitomo Mitsui Trust Bank Ltd.,
0.800%, 9-12-23 (A)	1,300	1,312
Svenska Handelsbanken AB,
0.625%, 6-30-23 (A)	1,500	1,510
Synchrony Bank,
3.000%, 6-15-22	1,500	1,549
U.S. Bancorp,
5.125%, 1-15-2168 (D)	3,380	3,371
Wells Fargo & Co.,
3.000%, 4-22-26	2,300	2,531

		23,907

Financial Exchanges & Data – 1.1%
Intercontinental Exchange, Inc.:
0.700%, 6-15-23	1,300	1,310
3.450%, 9-21-23	2,080	2,242

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financial Exchanges & Data (Continued)
Moody’s Corp.,
2.625%, 1-15-23	$1,250	$1,304

		4,856

Investment Banking & Brokerage – 3.4%
Charles Schwab Corp. (The),
0.900%, 3-11-26	2,600	2,634
E*TRADE Financial Corp.,
2.950%, 8-24-22	1,908	1,981
Goldman Sachs Group, Inc. (The):
3.850%, 7-8-24	1,500	1,658
4.250%, 10-21-25	2,500	2,867
0.870%, 12-9-26	1,300	1,307
Morgan Stanley,
4.875%, 11-1-22	3,734	4,023
Morgan Stanley (3-Month U.S. LIBOR plus 110 bps),
4.000%, 5-31-23 (C)	300	312

		14,782

Life & Health Insurance – 1.1%
MassMutual Global Funding II,
2.250%, 7-1-22 (A)	1,250	1,285
Metropolitan Life Global Funding I,
0.900%, 6-8-23 (A)	1,250	1,266
Protective Life Global Funding,
0.631%, 10-13-23 (A)	750	754
Reliance Standard Life Insurance II,
2.150%, 1-21-23 (A)	1,400	1,435

		4,740

Multi-Line Insurance – 0.4%
Athene Global Funding,
2.800%, 5-26-23 (A)	1,500	1,566

Other Diversified Financial Services – 3.4%
Citigroup, Inc.:
2.750%, 4-25-22	2,000	2,060
3.500%, 5-15-23	1,510	1,618
2.876%, 7-24-23	1,400	1,454
0.776%, 10-30-24	1,300	1,308
5.500%, 9-13-25	1,000	1,202
JPMorgan Chase & Co.:
3.875%, 9-10-24	847	948
0.653%, 9-16-24	1,000	1,005
1.045%, 11-19-26	3,900	3,943
USAA Capital Corp.,
1.500%, 5-1-23 (A)	1,000	1,026

		14,564

Regional Banks – 0.5%
First Horizon National Corp.,
3.550%, 5-26-23	2,000	2,125

Specialized Finance – 0.9%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.300%, 1-23-23	850	887
4.500%, 9-15-23	1,000	1,084
Corporacion Andina de Fomento,
2.375%, 5-12-23	500	518

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance (Continued)
Fidelity National Financial, Inc.,
5.500%, 9-1-22	$1,290	$1,390

		3,879

Total Financials – 19.6%		84,540
Health Care

Health Care Equipment – 0.2%
Becton Dickinson & Co.,
2.894%, 6-6-22	853	882

Health Care Facilities – 0.5%
HCA, Inc. (GTD by HCA Holdings, Inc.),
4.750%, 5-1-23	1,891	2,062

Pharmaceuticals – 1.4%
AbbVie, Inc.,
2.300%, 11-21-22	1,400	1,451
Bayer U.S. Finance II LLC,
2.850%, 4-15-25 (A)	860	912
Elanco Animal Health, Inc.,
5.022%, 8-28-23 (B)	1,700	1,857
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
0.750%, 9-2-23 (A)	800	804
1.200%, 9-2-25 (A)	1,000	1,015

		6,039

Total Health Care – 2.1%		8,983
Industrials

Aerospace & Defense – 2.3%
BAE Systems plc,
4.750%, 10-11-21 (A)	1,170	1,208
Boeing Co. (The):
2.200%, 10-30-22	2,000	2,051
2.800%, 3-1-23	2,250	2,336
Harris Corp.,
3.832%, 4-27-25	775	870
Park Aerospace Holdings Ltd.:
5.250%, 8-15-22 (A)	250	262
5.500%, 2-15-24 (A)	1,300	1,418
Raytheon Technologies Corp.,
2.500%, 12-15-22	1,500	1,554

		9,699

Agricultural & Farm Machinery – 0.8%
CNH Industrial Capital LLC (GTD by CNH Industrial Capital America LLC and New Holland Credit Co. LLC),
1.950%, 7-2-23	1,550	1,595
John Deere Capital Corp.:
0.550%, 7-5-22	750	754
0.700%, 7-5-23	1,250	1,263

		3,612

2020	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Airlines – 0.7%
Aviation Capital Group LLC,
4.375%, 1-30-24 (A)	$1,000	$1,055
Delta Air Lines, Inc.,
3.400%, 4-19-21	1,800	1,812

		2,867

Environmental & Facilities Services – 1.5%
Republic Services, Inc.,
0.875%, 11-15-25	1,800	1,813
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.):
2.400%, 5-15-23	3,843	4,012
0.750%, 11-15-25	525	527

		6,352

Industrial Conglomerates – 0.2%
General Electric Capital Corp.,
5.012%, 1-1-24	695	737

Industrial Machinery – 0.2%
Roper Technologies, Inc.,
0.450%, 8-15-22	1,000	1,002

Research & Consulting Services – 0.4%
IHS Markit Ltd.,
5.000%, 11-1-22 (A)	1,690	1,807

Total Industrials – 6.1%		26,076
Information Technology

Application Software – 0.5%
Infor, Inc.,
1.450%, 7-15-23 (A)	877	891
NXP B.V. and NXP Funding LLC,
4.625%, 6-1-23 (A)	1,300	1,421

		2,312

Communications Equipment – 0.1%
Motorola Solutions, Inc.,
3.500%, 3-1-23	312	330

Data Processing & Outsourced Services – 0.9%
Global Payments, Inc.,
2.650%, 2-15-25	1,375	1,472
PayPal Holdings, Inc.,
1.350%, 6-1-23	2,250	2,304

		3,776

Electronic Components – 0.0%
Maxim Integrated Products, Inc.,
3.375%, 3-15-23	225	237

Internet Services & Infrastructure – 0.1%
Baidu, Inc.,
1.720%, 4-9-26	379	384

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services – 0.5%
Leidos, Inc. (GTD by Leidos Holdings, Inc.),
2.950%, 5-15-23 (A)	$1,870	$1,967

Semiconductors – 1.1%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.625%, 1-15-24	450	486
Broadcom, Inc.,
3.125%, 10-15-22	810	848
Microchip Technology, Inc.,
3.922%, 6-1-21	2,000	2,028
Xilinx, Inc.,
2.950%, 6-1-24	1,325	1,425

		4,787

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.,
3.000%, 2-9-24	2,650	2,852

Total Information Technology – 3.9%		16,645
Materials

Diversified Chemicals – 0.2%
DowDuPont, Inc.,
4.205%, 11-15-23	800	883

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The):
3.250%, 11-15-22	774	809
4.250%, 11-15-23	250	273
Nutrien Ltd.,
1.900%, 5-13-23	500	516

		1,598

Total Materials – 0.6%		2,481
Real Estate

Health Care REITs – 0.1%
HCP, Inc.,
4.250%, 11-15-23	140	153
Healthpeak Properties, Inc.,
3.875%, 8-15-24	400	443

		596

Industrial REITs – 0.2%
Avolon Holdings Funding Ltd.,
4.250%, 4-15-26 (A)	800	862

Specialized REITs – 1.8%
American Tower Corp.:
3.070%, 3-15-23 (A)	3,545	3,615
0.600%, 1-15-24	1,300	1,301
Crown Castle International Corp.,
3.150%, 7-15-23	400	425
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11-15-24	1,000	1,068

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs (Continued)
Equinix, Inc.,
1.000%, 9-15-25	$1,325	$1,328

		7,737

Total Real Estate – 2.1%		9,195
Utilities

Electric Utilities – 2.7%
American Transmission Systems, Inc.,
5.250%, 1-15-22 (A)	275	287
CenterPoint Energy, Inc.,
2.500%, 9-1-22	3,000	3,101
Edison International,
3.550%, 11-15-24	1,300	1,400
Evergy, Inc.,
5.292%, 6-15-22 (B)	1,154	1,218
FirstEnergy Corp.,
2.850%, 7-15-22	1,665	1,692
MidAmerican Energy Co.,
3.700%, 9-15-23	1,045	1,128
Virginia Electric and Power Co., Series C,
2.750%, 3-15-23	2,675	2,801

		11,627

Multi-Utilities – 0.6%
Dominion Energy Gas Holdings LLC,
3.550%, 11-1-23	1,235	1,330
Pacific Gas and Electric Co. (3-Month U.S. LIBOR plus 137.50 bps),
1.600%, 11-15-21 (C)	1,300	1,301

		2,631

Total Utilities – 3.3%		14,258

TOTAL CORPORATE DEBT SECURITIES – 54.6%		$234,897
(Cost: $230,124)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.4%
Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A1 (Mortgage spread to 3-year U.S. Treasury index),
4.125%, 7-25-58 (A)(C)	912	915
Verus Securitization Trust, Series 2018-3, Class B1 (Mortgage spread to 5-year U.S. Treasury index),
5.694%, 10-25-58 (A)(C)	700	709

		1,624

TOTAL MORTGAGE-BACKED SECURITIES – 0.4%		$1,624
(Cost: $1,612)

54	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2020

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 1.0%
Federal Home Loan Bank,
2.250%, 7-21-31	$1,640	$1,650
U.S. Department of Transportation,
6.001%, 12-7-21 (A)	2,500	2,628

		4,278

Mortgage-Backed Obligations – 11.8%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.500%, 5-15-44	414	433
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 185 bps),
2.003%, 8-25-25 (A)(C)	1,320	1,267
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 205 bps),
2.203%, 6-25-28 (A)(C)	611	585
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 220 bps),
2.340%, 4-25-29 (A)(C)	774	756
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 225 bps),
2.395%, 12-25-29 (A)(C)	1,250	1,207
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 230 bps),
2.440%, 8-25-29 (A)(C)	580	565
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 250 bps),
2.653%, 11-25-24 (A)(C)	424	423
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 255 bps),
2.703%, 6-25-27 (A)(C)	415	397
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 265 bps),
2.803%, 5-25-27 (A)(C)	759	739
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 435 bps),
4.503%, 11-25-21 (A)(C)	2,923	2,926
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-Month U.S. LIBOR),
4.153%, 9-25-22 (A)(C)	359	358

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index),
3.630%, 11-25-47 (A)(C)	$1,500	$1,517
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
3.393%, 7-25-22 (A)(C)	1,720	1,777
3.972%, 2-25-46 (A)(C)	70	70
3.631%, 7-25-46 (A)(C)	2,000	2,100
3.565%, 11-25-47 (A)(C)	5,000	5,105
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.485%, 11-25-23 (A)(C)	600	622
3.581%, 11-25-23 (A)(C)	10,870	11,303
3.867%, 5-25-45 (A)(C)	600	623
3.556%, 6-25-45 (A)(C)	1,000	1,052
3.565%, 11-25-47 (A)(C)	2,724	2,834
3.526%, 2-25-48 (A)(C)	1,000	1,023
3.587%, 6-25-48 (A)(C)	1,170	1,270
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index):
3.731%, 6-25-22 (A)(C)	2,000	2,068
4.055%, 5-25-25 (A)(C)	225	249
3.675%, 11-25-49 (A)(C)	1,900	2,047
3.648%, 11-25-50 (A)(C)	5,650	6,075
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates,
4.500%, 8-1-30	385	426
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
3.680%, 2-1-21	50	50
4.381%, 6-1-21	328	328
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	525	544

		50,739

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 12.8%		$55,017
(Cost: $53,371)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 29.0%
U.S. Treasury Notes:
1.500%, 11-30-21	$20,350	$20,604
2.125%, 12-31-21	16,000	16,319
1.500%, 1-31-22	14,750	14,969
1.875%, 2-28-22	19,000	19,386
1.750%, 4-30-22	13,000	13,282
1.750%, 5-31-22	2,250	2,302
2.000%, 7-31-22	10,000	10,294
1.375%, 10-15-22	1,000	1,022
2.375%, 1-31-23	2,250	2,355
2.500%, 3-31-23	1,000	1,053
0.250%, 6-15-23	10,000	10,025
0.125%, 8-15-23	6,300	6,296
0.125%, 12-15-23	3,000	2,996
0.375%, 11-30-25	4,000	4,005

		124,908

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 29.0%		$124,908
(Cost: $122,570)

SHORT-TERM SECURITIES
Commercial Paper (E) – 0.8%
Duke Energy Corp.,
0.210%, 1-4-21	500	500
J.M. Smucker Co. (The),
0.100%, 1-4-21	3,000	3,000

		3,500

Master Note – 0.3%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 25 bps),
0.350%, 1-7-21 (F)	1,141	1,141

	Shares

Money Market Funds (G) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	1,350	1,350

TOTAL SHORT-TERM SECURITIES – 1.4%		$5,991
(Cost: $5,991)

TOTAL INVESTMENT SECURITIES – 99.5%		$427,814
(Cost: $418,962)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		2,159

NET ASSETS – 100.0%		$429,973

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the total value of these securities amounted to $107,891 or 25.1% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2020.

2020	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2020

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	All or a portion of securities with an aggregate value of $2,697 are on loan.

(E)	Rate shown is the yield to maturity at December 31, 2020.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$5,377	$—
Corporate Debt Securities	—	234,897	—
Mortgage-Backed Securities	—	1,624	—
United States Government Agency Obligations	—	55,017	—
United States Government Obligations	—	124,908	—
Short-Term Securities	1,350	4,641	—
Total	$1,350	$426,464	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

56	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	SECURIAN REAL ESTATE SECURITIES

(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Joshua M. Klaetsch

Below, Lowell R. Bolken, CFA, Matthew K. Richmond and Joshua M. Klaetsch, the co-portfolio managers of Ivy VIP Securian Real Estate Securities during the fiscal year ended December 31, 2020, discuss positioning, performance and results for the fiscal year. Mr. Bolken has managed the Portfolio since 2006, and has 30 years of industry experience. Mr. Richmond has co-managed the Portfolio since 2013 and has 26 years of industry experience. Mr. Klaetsch joined the portfolio management team in 2018 and has 14 years of industry experience. Ivy VIP Securian Real Estate Securities is subadvised by Securian Asset Management, Inc.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Securian Real Estate Securities (Class II shares at net asset value)	-3.13%
Benchmark and Morningstar Category
FTSE Nareit Equity REITs Index	-8.00%
(Generally reflects the performance of securities representing the commercial real estate market)
Morningstar Real Estate Category Average	-4.49%
(Generally reflects the performance of the universe of portfolios with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key Drivers

Real estate stocks delivered negative returns for the year ending December 31, 2020, widely underperforming the S&P 500 Index for the second consecutive year. The COVID-19 pandemic ushered in unprecedented economic strife on main-street America, leading to significant occupancy losses and operating uncertainty across the commercial real estate landscape. The majority of damage was inflicted throughout the first half of the year, with steady improvement in operating conditions being achieved in the second half. With the economy effectively shuttered in the second quarter and job losses exceeding 20 million (as opposed to 8 million in the Global Financial Crisis of 2008) it comes as little surprise that real estate demand suffered wide-reaching effects.

COVID-19 continues to weigh on real estate demand across most property types, but the welcome news of effective vaccines has shifted the outlook for the sector. Relative to earlier in the year, rental collections have improved dramatically, and the sector appears to have stabilized. Significant laggards, including retail and hotels, can now see a light at the end of what has been a very long tunnel. While it will likely take years for demand to return to pre-COVID-19 levels, we think the specter of widespread tenant bankruptcies has faded. Optimism surrounding a return to normal activity levels across the economy and space demand resumption is driving expectations of 5% cash flow growth for real estate investment trusts (REITs) in 2021.

Data centers and cell tower owners were the standouts among the property types, while retail and hotel owners suffered near-catastrophic business interruption. Demand for space remains strong, with enterprise migrations in data centers and 5G buildouts in towers expected to accelerate. At the same time, edge and cloud computing, mobile data usage growth and artificial intelligence are expected to provide tailwinds to demand for the foreseeable future.

Industrial REITs were another clear winner throughout the pandemic as online shopping exploded and consumers continued to execute a secular shift from ‘bricks and mortar’ shopping to e-commerce with same-day delivery.

Single family rental REITs also delivered solid performance. A limited supply of affordable and available inventory, coupled with surging demand from renters fleeing large, urban areas drove near-sector-leading returns for single family rental REITs.

2020	ANNUAL REPORT	57

As if ‘bricks & mortar’ retailers needed another problem in the fight for consumer dollars, the pandemic all but destroyed the demand for in-person shopping. Another year of significant store closures and bankruptcy filings resulted in dismal performance for mall REITs, whose returns lagged the index by nearly 30%.

Office REITs were another casualty of COVID-19, as the world reverted to a work-from-home model. We believe this phenomenon has staying power that will impinge office demand for the foreseeable future. We believe that demand and rental rates will likely take years to recover (if ever) to pre-COVID-19 levels in certain urban markets.

Contributors and detractors

The Portfolio delivered a negative return, but widely outperformed its benchmark and finished in the top quartile of peers. We properly anticipated the wide-ranging influence of the pandemic and quickly shifted the Portfolio to a “defensive” posture late in the first quarter. Our investment philosophy consistently favors companies we believe own well-located, high-quality properties that feature stable balance sheets, exhibit improving property fundamentals and have above-average cash flow growth prospects. Those characteristics have proven over time to result in favorable performance.

Office stocks underperformed the index, but selection decisions within the sector aided the Portfolio’s relative performance. A long-held overweight position in biotechnology/life science owner Alexandria Real Estate Equities was a sizable outperformer. This company continues to benefit from owning an A+ portfolio of buildings with a highly attractive tenant roster. Additionally, near complete avoidance of New York City (NYC) office owners benefitted the Portfolio. Owners of NYC office face significant challenges now and into the forseeable future with the COVID-19 fallout expected to impact demand for years, as dense urban office leasing will likely become taboo in the post-pandemic world. We also reduced our holdings in West Coast centric office owners as conditions in that region have deteriorated.

Data center and tower REITs were among the top performers in 2020, and the Portfolio’s overweight position was a significant contributor to benchmark-relative performance. We continue to see the communications infrastructure names as attractively valued when considering their growth prospects and defensive lease structures – the Portfolio remains overweight to this sector.

Retail REITs dramatically lagged the benchmark as COVID-19-related business disruption drove record bankruptcies and tenant disruption. Later in the year, particularly following “Pfizer Monday” when it announced its vaccine, retail REITs became a prime beneficiary within the reopening rally. We continue to have concerns over tenant health in the space, but also recognize the steep discounted valuations available at current pricing. We have recently shifted the portfolio to an overweight position as we have become increasingly optimistic that retail fundamentals will improve in a post-vaccine environment.

Hotel REITs and operating companies continued to feel the impacts of restricted travel throughout the year and their stock performance suffered relative to the REIT benchmark. While business and air travel remain largely shut down, hotel REIT management teams have noted a surprising uptick in leisure demand at drive-to resort properties. Similar to retail, we have taken advantage of depressed pricing to initiate an overweight position predicated on improving lodging trends in 2021.

Outlook

The Federal Reserve’s (Fed) intentions are clear – rates are to remain anchored near zero until inflation takes hold. The Fed remains committed to maintaining an aggressive pace of asset purchases, even as its balance sheet has grown by over $3.2 trillion since the end of February. Congress seems to understand that fiscal policy needs to play a leading role. The late passage of a new COVID-19 relief bill provides for ongoing enhanced unemployment benefits, $600 stimulus checks, and continued aid for small businesses and transportation. At a value of $900 billion, while smaller than the $2.5 trillion CARES Act, the package still weighs in at over 4% of GDP. Under a Biden administration, policymakers are likely to support actions that seek to drive growth until the tide lifts all boats.

While a strong rebound is likely, in our view we’re not going to return to the old normal. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on imbalances and sectors with weak value propositions. We believe that work-from-home is here to stay, and demand for office space and business travel will likely face a long recovery; as will brick-and- mortar retail. We do not believe many office, hotel and retail properties will ever recover pre-COVID-19 occupancy levels. We have been careful to avoid companies that we believe are more exposed to these trends and have focused the Portfolio’s positioning to take advantage of those we believe will recover and thrive post-COVID-19.

On the bright side, the economy has been surprisingly resilient, and strong growth will ease the transition back to normality. REIT stocks remain attractively valued, particularly against the backdrop of Fed actions, improving economic growth, and low interest rates. Slow vaccine rollout, new vaccine-resistant strains, and higher 10-year U.S. Treasury rates are all risks that could cause the group to deliver uninspiring returns again in 2021.

58	ANNUAL REPORT	2020

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Securian Real Estate Securities.

2020	ANNUAL REPORT	59

PORTFOLIO HIGHLIGHTS	SECURIAN REAL ESTATE SECURITIES

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation
Stocks	98.0%
Real Estate	98.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.0%

Top 10 Equity Holdings

Company	Sector	Industry
ProLogis, Inc.	Real Estate	Industrial REITs
Equinix, Inc.	Real Estate	Specialized REITs
Welltower, Inc.	Real Estate	Health Care REITs
Simon Property Group, Inc.	Real Estate	Retail REITs
Public Storage, Inc.	Real Estate	Specialized REITs
Digital Realty Trust, Inc.	Real Estate	Specialized REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Ventas, Inc.	Real Estate	Health Care REITs
Duke Realty Corp.	Real Estate	Industrial REITs
Invitation Homes, Inc.	Real Estate	Residential REITs

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

60	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	SECURIAN REAL ESTATE SECURITIES

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	-3.13%
5-year period ended 12-31-20	4.57%
10-year period ended 12-31-20	7.87%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	SECURIAN REAL ESTATE SECURITIES (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Real Estate

Diversified REITs – 4.4%
Essential Properties Realty Trust, Inc.	10	$220
STORE Capital Corp.	16	544
VEREIT, Inc.	14	516
W.P. Carey, Inc.	1	99

		1,379

Health Care REITs – 11.4%
CareTrust REIT, Inc.	12	257
Healthcare Trust of America, Inc., Class A	8	221
Healthpeak Properties, Inc.	22	677
Omega Healthcare Investors, Inc.	10	352
Ventas, Inc.	17	843
Welltower, Inc.	18	1,189

		3,539

Hotel & Resort REITs – 4.9%
Host Hotels & Resorts, Inc.	37	543
MGM Growth Properties LLC, Class A	6	200
Park Hotels & Resorts, Inc.	16	274
Pebblebrook Hotel Trust	13	235
RLJ Lodging Trust	19	268

		1,520

Industrial REITs – 12.4%
Duke Realty Corp.	21	835
First Industrial Realty Trust, Inc.	5	207
ProLogis, Inc.	24	2,394
Terreno Realty Corp.	7	404

		3,840

COMMON STOCKS (Continued)	Shares	Value
Office REITs – 8.5%
Alexandria Real Estate Equities, Inc.	4	$757
Boston Properties, Inc.	5	473
Cousins Properties, Inc.	11	357
Douglas Emmett, Inc.	7	190
Highwoods Properties, Inc.	7	257
Kilroy Realty Corp.	6	327
Vornado Realty Trust	8	284

		2,645

Residential REITs – 19.3%
American Homes 4 Rent	20	597
AvalonBay Communities, Inc.	6	940
Camden Property Trust	5	530
Equity Lifestyle Properties, Inc.	6	399
Equity Residential	11	641
Essex Property Trust, Inc.	1	131
Invitation Homes, Inc.	28	832
Mid-America Apartment Communities, Inc.	5	570
Sun Communities, Inc.	4	547
UDR, Inc.	21	811

		5,998

Retail REITs – 13.9%
Agree Realty Corp.	5	353
Brixmor Property Group, Inc.	33	553
Federal Realty Investment Trust	3	221
Kimco Realty Corp.	23	341
National Retail Properties, Inc.	8	327
Realty Income Corp.	13	814
Regency Centers Corp.	6	277
Simon Property Group, Inc.	13	1,120
Weingarten Realty Investors	15	323

		4,329

COMMON STOCKS (Continued)	Shares		Value
Specialized REITs – 23.2%
American Tower Corp., Class A	1		$202
CubeSmart	7		235
CyrusOne, Inc.	11		768
Digital Realty Trust, Inc.	8		1,061
Equinix, Inc.	3		1,924
Extra Space Storage, Inc.	6		637
Gaming and Leisure Properties, Inc.	—	*	1
Life Storage, Inc.	3		358
Public Storage, Inc.	5		1,086
QTS Realty Trust, Inc., Class A	4		272
VICI Properties, Inc.	26		672

			7,216

Total Real Estate – 98.0%			30,466

TOTAL COMMON STOCKS – 98.0%			$30,466
(Cost: $29,859)

SHORT-TERM SECURITIES
Money Market Funds (A) – 1.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	527		527

TOTAL SHORT-TERM SECURITIES – 1.7%			$527
(Cost: $527)

TOTAL INVESTMENT SECURITIES – 99.7%			$30,993
(Cost: $30,386)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%			104

NET ASSETS – 100.0%			$31,097

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$30,466	$—	$—
Short-Term Securities	527	—	—
Total	$30,993	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

62	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	VALUE

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2020. He has managed the Fund since 2003 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Value (Class II shares at net asset value)	1.98%
Benchmark and Morningstar Category
Russell 1000 Value Index	2.80%
(generally reflects the performance of large-company value style stocks)
Morningstar Large Value Category Average	2.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key drivers

2020 started out relatively benign, with a continuation of the 10-year bull market in the month of January. In February, the arrival of the novel coronavirus in the U.S. caused one of the sharpest and fastest market declines in history. The S&P 500 Index declined 12% on March 16, the third worse daily loss in history, only topped by infamous trading days in October 1929 and October 1987. Volatility remained elevated, but the market bottomed shortly after that in late March.

As a result of the virus, the U.S. economy contracted severely in the first half of 2020, and policy was enacted to combat that. The Federal Reserve (Fed) lowered the federal funds rate close to zero, where is it likely to remain for some time. Stimulus checks were sent to many American people and businesses. These policy actions have helped. The unemployment rate, which was 6.7% as of the end of the fiscal year, remained elevated relative to the period prior to the pandemic, but has declined faster than most expected since climbing above 13% during the second quarter.

Housing demand remained strong with help from record low mortgage rates, a demographic tailwind, and nesting/work-from-home trends. Record low inventory continues to place pressure on homebuilders to keep up with demand while also placing upward pressure on home prices, a risk to the outlook for affordability.

Personal consumption continued to hold up on net during the first two months of 2020 despite the virus resurgence and tighter restrictions. Auto sales have recovered to pre-COVID-19 levels and demand remains solid. The online portion of consumption continued to take market share from brick and mortar. Goods have more than recovered relative to pre-pandemic levels, although we believe services will likely remain depressed until the vaccine has reached a major portion of the U.S. population.

Manufacturing activity strengthened during the fiscal year, and we believe the combination of elevated orders and low inventories is expected to support ongoing production in coming months.

The Russell 1000 Value Index, the Portfolio’s benchmark, was up 2.80% for the measurement period. By comparison, the Portfolio return 1.98% for the same period. Value investing, while still lagging over the long term, has very recently begun to perform better relative to growth investing. As usual, we try to ignore short-term fluctuations and keep our focus on the longer term.

Contributors and detractors

During the measurement period, energy caused the most damage to the Portfolio’s return as two sector holdings cost the strategy more than three percentage points of relative performance. These underperforming holdings were Valero and Energy Transfer. Oil prices cratered as demand collapsed in the second quarter of 2020. The price of oil hit a shocking all-time low of minus $37 per barrel in April 2020. The resulting fallout in names was painful. Oil has since recovered along with the rest of the world, and the long-depressed energy sector has started to outperform. While there is probably still value in Valero and Energy Transfer, we no longer own either stock, as the risk does not justify reward.

The Portfolio’s best relative sector was information technology, where our investments in Lam Research Corp. and Broadcom. Corp. drove performance. Lam Research benefited from a resurgence in semiconductor spending that is still on

2020	ANNUAL REPORT	63

an upward swing. The Portfolio’s next best sector was consumer discretionary, where our investment in Lowe’s Co., Inc. was up nearly 36%. As consumers hunkered down to ride out the virus, home improvement spend was a large beneficiary.

The Portfolio does not attempt to make sector calls, rather focusing primarily on stock selection. We hold overweight or underweight positions in sectors based on individual stock opportunity, with some limits to control risk or volatility. The Portfolio currently holds overweight positions in financials and information technology, where we continue to find value and yield. In these areas, we have been able to find good companies with repeatable business models generating high rates of free cash flow, and low stock prices relative to our estimation of each company’s true intrinsic value. We currently hold underweight positions in real estate and industrials, simply due to a lack of compelling ideas.

Outlook

The U.S. economy had enjoyed a long successful run from the end of the 2008 recession, but the coronavirus ended this run in March 2020. We think the snapback in economic activity is helpful, and we expect it to grind higher until we are back to levels pre-crisis. The Fed strengthened forward guidance for interest rates, which sets a very high bar for raising rates until well after the virus is contained. The Fed would also like to see inflation return to a typical level of 2%, but we expect this target won’t be achieved for another year or so. We believe this may result in higher interest rates at the longer end of the Treasury curve. We must also watch as a new administration takes office, and potential governance changes that could affect our holdings.

While the economic forces listed above are clearly important factors, our first approach is from the company level. We seek to find quality, growing companies whose stocks are trading below what we consider their intrinsic values. This is often due to short-term negative factors, and we become larger owners of a company if we feel those negatives are about to dissipate. We continue to search for and make investments one company at a time to seek to benefit clients over the long run.

Past performance is no guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed-income markets or the underlying asset upon which the derivative’s value is based.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy VIP Value.

64	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	VALUE

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	97.7%
Financials	20.8%
Health Care	14.0%
Industrials	11.9%
Information Technology	9.6%
Communication Services	9.6%
Consumer Discretionary	7.8%
Consumer Staples	7.0%
Utilities	5.2%
Materials	5.1%
Energy	4.0%
Real Estate	2.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.3%

Top 10 Equity Holdings

Company	Sector	Industry
Comcast Corp., Class A	Communication Services	Cable & Satellite
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Morgan Stanley	Financials	Investment Banking & Brokerage
Citigroup, Inc.	Financials	Other Diversified Financial Services
Philip Morris International, Inc.	Consumer Staples	Tobacco
Raytheon Technologies Corp.	Industrials	Aerospace & Defense
Target Corp.	Consumer Discretionary	General Merchandise Stores
Capital One Financial Corp.	Financials	Consumer Finance
CVS Caremark Corp.	Health Care	Health Care Services
Broadcom Corp., Class A	Information Technology	Semiconductors

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	65

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	VALUE

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-20	1.98%
5-year period ended 12-31-20	8.36%
10-year period ended 12-31-20	9.04%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

66	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	VALUE (in thousands)

DECEMBER 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 2.7%
Liberty Global, Inc., Series C (A)	523	$12,369

Cable & Satellite – 6.9%
Comcast Corp., Class A	372	19,500
Liberty Media Corp., Class C (A)	294	12,774

		32,274

Total Communication Services – 9.6%		44,643
Consumer Discretionary

Auto Parts & Equipment – 2.4%
Magna International, Inc.	159	11,236

General Merchandise Stores – 3.1%
Target Corp.	81	14,262

Home Improvement Retail – 2.3%
Lowe’s Co., Inc.	67	10,800

Total Consumer Discretionary – 7.8%		36,298
Consumer Staples

Hypermarkets & Super Centers – 3.7%
Wal-Mart Stores, Inc.	118	16,952

Tobacco – 3.3%
Philip Morris International, Inc.	187	15,457

Total Consumer Staples – 7.0%		32,409
Energy

Oil & Gas Exploration & Production – 1.3%
EOG Resources, Inc.	124	6,164

Oil & Gas Refining & Marketing – 2.7%
Marathon Petroleum Corp.	300	12,416

Total Energy – 4.0%		18,580
Financials

Asset Management & Custody Banks – 2.3%
Ameriprise Financial, Inc.	56	10,798

Consumer Finance – 5.4%
Capital One Financial Corp.	144	14,223
Synchrony Financial	310	10,753

		24,976

Investment Banking & Brokerage – 3.5%
Morgan Stanley	238	16,287

COMMON STOCKS (Continued)	Shares	Value
Mortgage REITs – 2.1%
AGNC Investment Corp.	627	$9,777

Other Diversified Financial Services – 3.5%
Citigroup, Inc.	261	16,116

Reinsurance – 4.0%
Everest Re Group Ltd.	40	9,252
Reinsurance Group of America, Inc.	81	9,430

		18,682

Total Financials – 20.8%		96,636
Health Care

Biotechnology – 2.2%
Amgen, Inc.	44	10,231

Health Care Distributors – 2.6%
McKesson Corp.	70	12,203

Health Care Facilities – 2.9%
HCA Holdings, Inc.	82	13,506

Health Care Services – 3.0%
CVS Caremark Corp.	204	13,934

Managed Health Care – 1.3%
Anthem, Inc.	18	5,908

Pharmaceuticals – 2.0%
GlaxoSmithKline plc ADR	260	9,553

Total Health Care – 14.0%		65,335
Industrials

Aerospace & Defense – 3.1%
Raytheon Technologies Corp.	203	14,548

Electrical Components & Equipment – 5.8%
Eaton Corp.	115	13,867
nVent Electric plc	559	13,015

		26,882

Railroads – 3.0%
Norfolk Southern Corp.	58	13,853

Total Industrials – 11.9%		55,283
Information Technology

Data Processing & Outsourced Services – 2.9%
Fidelity National Information Services, Inc.	96	13,606

Semiconductor Equipment – 1.1%
Lam Research Corp.	10	4,941

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 5.6%
Broadcom Corp., Class A	32	$13,871
NXP Semiconductors N.V.	78	12,456

		26,327

Total Information Technology – 9.6%		44,874
Materials

Diversified Metals & Mining – 2.4%
BHP Billiton Ltd. ADR	174	11,363

Paper Packaging – 2.7%
Graphic Packaging Holding Co.	736	12,474

Total Materials – 5.1%		23,837
Real Estate

Health Care REITs – 2.7%
Welltower, Inc.	191	12,331

Total Real Estate – 2.7%		12,331
Utilities

Electric Utilities – 4.6%
Entergy Corp.	112	11,202
Evergy, Inc. (B)	178	9,898

		21,100

Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	50	2,921

Total Utilities – 5.2%		24,021

TOTAL COMMON STOCKS – 97.7%		$454,247
(Cost: $383,857)

SHORT-TERM SECURITIES
Money Market Funds (C) – 2.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	10,893	10,893

TOTAL SHORT-TERM SECURITIES – 2.3%		$10,893
(Cost: $10,893)

TOTAL INVESTMENT SECURITIES – 100.0%		$465,140
(Cost: $394,750)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(138)

NET ASSETS – 100.0%		$465,002

2020	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	VALUE (in thousands)

DECEMBER 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $414 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Rate shown is the annualized 7-day yield at December 31, 2020.

The following written options were outstanding at December 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Broadcom Corp., Class A	N/A	Call	32	3	January 2021	$440.00	$25	$(27)
nVent Electric plc	JPMorgan Chase Bank N.A.	Put	717	72	February 2021	25.00	287	(183)
Reinsurance Group of America, Inc.	JPMorgan Chase Bank N.A.	Put	84	8	April 2021	140.00	318	(218)

							$630	$(428)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$454,247	$—	$—
Short-Term Securities	10,893	—	—
Total	$465,140	$—	$—
Liabilities
Written Options	$27	$401	$—

The following acronyms are used throughout this schedule:

ADR = American Depository Receipts

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

68	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	Core Equity		Corporate Bond		Global Bond		Global Equity Income		Global Growth	Limited- Term Bond		Securian Real Estate Securities		Value
ASSETS
Investments in unaffiliated securities at value+^	$735,135		$680,031		$21,256		$314,555		$155,477	$427,814		$30,993		$465,140
Investments at Value	735,135		680,031		21,256		314,555		155,477	427,814		30,993		465,140
Cash	—		—		—		—		—	—		—	*	—
Restricted cash	—		410		—		—		—	—		—		—
Investment securities sold receivable	1,526		634		1		—		—	—		—		—
Dividends and interest receivable	347		5,530		220		871		287	2,355		135		644
Capital shares sold receivable	7		1		2		—	*	4	—	*	7		—	*
Receivable from affiliates	160		—		—		—		58	—		—		—
Receivable from securities lending income – net	—	*	—	*	—	*	1		1	—	*	—		—	*
Prepaid and other assets	5		4		—	*	1		2	1		—	*	3
Total Assets	737,180		686,610		21,479		315,428		155,829	430,170		31,135		465,787

LIABILITIES
Cash collateral on securities loaned at value	—		761		926		—		—	—		—		—
Investment securities purchased payable	—		625		—		—		—	—		—		—
Capital shares redeemed payable	349		258		2		111		6	130		21		262
Independent Trustees and Chief Compliance Officer fees payable	100		70		1		41		49	29		6		56
Overdraft due to custodian	—		—	*	—		—		78	—		—		—
Distribution and service fees payable	5		5		—	*	2		1	3		—	*	3
Investment management fee payable	14		9		—		6		3	6		1		9
Accounting services fee payable	28		27		3		16		11	21		4		21
Variation margin payable	—		33		—		—		—	—		—		—
Written options at value+	—		—		—		—		—	—		—		428
Other liabilities	9		10		5		12		11	8		6		6
Total Liabilities	505		1,798		937		188		159	197		38		785
Commitments and Contingencies (See Note 2 and Note 10)
Total Net Assets	$736,675		$684,812		$20,542		$315,240		$155,670	$429,973		$31,097		$465,002

NET ASSETS
Capital paid in (shares authorized – unlimited)	$498,985		$595,800		$19,835		$278,432		$93,726	$412,656		$29,709		$388,857
Accumulated earnings gain	237,690		89,012		707		36,808		61,944	17,317		1,388		76,145
Total Net Assets	$736,675		$684,812		$20,542		$315,240		$155,670	$429,973		$31,097		$465,002
CAPITAL SHARES OUTSTANDING:
Class II	51,288		113,160		3,907		52,371		36,256	85,835		4,460		72,671

NET ASSET VALUE PER SHARE:
Class II	$14.36		$6.05		$5.26		$6.02		$4.29	$5.01		$6.97		$6.40

+COST
Investments in unaffiliated securities at cost	$529,833		$635,735		$20,131		$280,219		$101,075	$418,962		$30,386		$394,750
Written options premiums received at cost	—		—		—		—		—	—		—		630
^Securities loaned at value	—		745		903		7,281		—	2,697		—		—

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	69

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	Core Equity		Corporate Bond	Global Bond		Global Equity Income	Global Growth	Limited- Term Bond		Securian Real Estate Securities	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$9,981		$—	$—		$9,951	$1,751	$—		$733	$11,001
Foreign dividend withholding tax	(30)		—	—		(708)	(97)	—		—	(72)
Interest and amortization from unaffiliated securities	35		19,582	866		21	8	9,928		2	77
Securities lending income – net	—	*	21	4		36	2	3		—	38
Total Investment Income	9,986		19,603	870		9,300	1,664	9,931		735	11,044

EXPENSES
Investment management fee	4,774		2,993	125		2,025	1,190	2,066		274	3,009
Distribution and service fees:
Class II	1,705		1,575	50		723	350	1,033		76	1,075
Shareholder servicing:
Class II	—	*	— *	—	*	— *	— *	—	*	— *	— *
Custodian fees	15		10	4		31	13	8		3	6
Independent Trustees and Chief Compliance Officer fees	85		63	4		26	26	32		4	39
Accounting services fee	165		160	13		92	62	124		26	126
Professional fees	43		59	49		38	49	56		49	42
Third-party valuation service fees	—	*	1	—		7	12	—		—	—
Other	35		29	11		40	20	20		12	25
Total Expenses	6,822		4,890	256		2,982	1,722	3,339		444	4,322
Less:
Expenses in excess of limit	(330)		—	(124)		—	(136)	—		(28)	—
Total Net Expenses	6,492		4,890	132		2,982	1,586	3,339		416	4,322
Net Investment Income	3,494		14,713	738		6,318	78	6,592		319	6,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	29,065		33,123	(86)		(2,054)	11,263	7,840		445	(3,769)
Futures contracts	—		(698)	—		—	—	—		—	—
Written options	—		—	—		—	—	—		—	39
Foreign currency exchange transactions	(8)		—	—	*	5	(20)	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	102,469		14,754	833		9,662	15,811	1,725		(1,951)	823
Futures contracts	—		(65)	—		—	—	—		—	—
Written options	—		—	—		—	—	—		—	36
Foreign currency exchange transactions	—		—	—	*	44	19	—		—	—
Net Realized and Unrealized Gain (Loss)	131,526		47,114	747		7,657	27,073	9,565		(1,506)	(2,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	$135,020		$61,827	$1,485		$13,975	27,151	16,157		$(1,187)	$3,851

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Core Equity		Corporate Bond		Global Bond
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,494	$3,660	$14,713	$15,182	$738	$855
Net realized gain (loss) on investments	29,057	39,097	32,425	7,968	(86)	71
Net change in unrealized appreciation	102,469	141,906	14,689	40,261	833	1,024
Net Increase in Net Assets Resulting from Operations	135,020	184,663	61,827	63,411	1,485	1,950
Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(41,268)	(73,214)	(15,230)	(15,235)	(784)	(784)
Total Distributions to Shareholders	(41,268)	(73,214)	(15,230)	(15,235)	(784)	(784)
Capital Share Transactions	(80,352)	(14,607)	38,413	7,718	(761)	(2,406)
Net Increase (Decrease) in Net Assets	13,400	96,842	85,010	55,894	(60)	(1,240)
Net Assets, Beginning of Period	723,275	626,433	599,802	543,908	20,602	21,842
Net Assets, End of Period	$736,675	$723,275	$684,812	$599,802	$20,542	$20,602

	Global Equity Income		Global Growth		Limited-Term Bond
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,318	$7,412	$78	$596	$6,592	$9,982
Net realized gain (loss) on investments	(2,049)	(1,045)	11,243	(3,622)	7,840	2,068
Net change in unrealized appreciation	9,706	54,983	15,830	36,179	1,725	10,182
Net Increase in Net Assets Resulting from Operations	13,975	61,350	27,151	33,153	16,157	22,232
Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(8,016)	(85,169)	(585)	(96,488)	(10,693)	(9,903)
Total Distributions to Shareholders	(8,016)	(85,169)	(585)	(96,488)	(10,693)	(9,903)
Capital Share Transactions	12,697	36,767	(19,238)	77,403	(28,033)	(101,449)
Net Increase (Decrease) in Net Assets	18,656	12,948	7,328	14,068	(22,569)	(89,120)
Net Assets, Beginning of Period	296,584	283,636	148,342	134,274	452,542	541,662
Net Assets, End of Period	$315,240	$296,584	$155,670	$148,342	$429,973	$452,542

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	71

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Securian Real Estate Securities		Value
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$319	$503	$6,722	$8,776
Net realized gain (loss) on investments	445	2,485	(3,730)	18,462
Net change in unrealized appreciation (depreciation)	(1,951)	4,986	859	84,726
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,187)	7,974	3,851	111,964

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(2,884)	(744)	(26,609)	(30,616)
Total Distributions to Shareholders	(2,884)	(744)	(26,609)	(30,616)
Capital Share Transactions	(293)	(6,032)	(23,117)	(16,326)
Net Increase (Decrease) in Net Assets	(4,364)	1,198	(45,875)	65,022
Net Assets, Beginning of Period	35,461	34,263	510,877	445,855
Net Assets, End of Period	$31,097	$35,461	$465,002	$510,877

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2020

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2020	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Core Equity
Class II Shares
Year ended 12-31-2020	$12.63	$0.06		$2.44	$2.50	$(0.07)	$(0.70)	$(0.77)
Year ended 12-31-2019	10.80	0.06		3.10	3.16	(0.07)	(1.26)	(1.33)
Year ended 12-31-2018	12.30	0.07		(0.53)	(0.46)	(0.06)	(0.98)	(1.04)
Year ended 12-31-2017	10.67	0.05		2.09	2.14	(0.05)	(0.46)	(0.51)
Year ended 12-31-2016	11.75	0.05		0.32	0.37	(0.05)	(1.40)	(1.45)

Corporate Bond
Class II Shares
Year ended 12-31-2020	5.60	0.14		0.46	0.60	(0.15)	—	(0.15)
Year ended 12-31-2019	5.13	0.15		0.47	0.62	(0.15)	—	(0.15)
Year ended 12-31-2018	5.35	0.14		(0.24)	(0.10)	(0.11)	(0.01)	(0.12)
Year ended 12-31-2017	5.27	0.12		0.08	0.20	(0.08)	(0.04)	(0.12)
Year ended 12-31-2016	5.20	0.12		0.09	0.21	(0.13)	(0.01)	(0.14)

Global Bond
Class II Shares
Year ended 12-31-2020	5.07	0.19		0.20	0.39	(0.20)	—	(0.20)
Year ended 12-31-2019	4.81	0.20		0.24	0.44	(0.18)	—	(0.18)
Year ended 12-31-2018	4.96	0.17		(0.18)	(0.01)	(0.14)	—	(0.14)
Year ended 12-31-2017	4.89	0.15		0.06	0.21	(0.14)	—	(0.14)
Year ended 12-31-2016	4.74	0.16		0.17	0.33	(0.18)	—	(0.18)

Global Equity Income
Class II Shares
Year ended 12-31-2020	6.01	0.12		0.03	0.15	(0.14)	—	(0.14)
Year ended 12-31-2019	6.89	0.16		1.17	1.33	(0.22)	(1.99)	(2.21)
Year ended 12-31-2018	8.58	0.16		(1.07)	(0.91)	(0.14)	(0.64)	(0.78)
Year ended 12-31-2017	7.79	0.13		1.03	1.16	(0.10)	(0.27)	(0.37)
Year ended 12-31-2016	7.82	0.11		0.40	0.51	(0.10)	(0.44)	(0.54)

Global Growth
Class II Shares
Year ended 12-31-2020	3.58	0.00	*	0.72	0.72	(0.01)	—	(0.01)
Year ended 12-31-2019	8.67	0.02		1.45	1.47	(0.06)	(6.50)	(6.56)
Year ended 12-31-2018	9.87	0.05		(0.58)	(0.53)	(0.05)	(0.62)	(0.67)
Year ended 12-31-2017	8.14	0.04		1.93	1.97	— *	(0.24)	(0.24)
Year ended 12-31-2016	8.68	0.01		(0.28)	(0.27)	(0.02)	(0.25)	(0.27)

Limited-Term Bond
Class II Shares
Year ended 12-31-2020	4.95	0.08		0.12	0.20	(0.14)	—	(0.14)
Year ended 12-31-2019	4.84	0.09		0.11	0.20	(0.09)	—	(0.09)
Year ended 12-31-2018	4.88	0.09		(0.05)	0.04	(0.08)	—	(0.08)
Year ended 12-31-2017	4.89	0.08		(0.01)	0.07	(0.08)	—	(0.08)
Year ended 12-31-2016	4.87	0.08		0.01	0.09	(0.07)	—	(0.07)

Securian Real Estate Securities
Class II Shares
Year ended 12-31-2020	8.05	0.07		(0.46)	(0.39)	(0.12)	(0.57)	(0.69)
Year ended 12-31-2019	6.60	0.17		1.43	1.60	(0.12)	(0.03)	(0.15)
Year ended 12-31-2018	7.64	0.10		(0.54)	(0.44)	(0.11)	(0.49)	(0.60)
Year ended 12-31-2017	8.40	0.11		0.27	0.38	(0.11)	(1.03)	(1.14)
Year ended 12-31-2016	8.98	0.10		0.25	0.35	(0.10)	(0.84)	(0.94)

Value
Class II Shares
Year ended 12-31-2020	6.72	0.09		(0.05)	0.04	(0.12)	(0.24)	(0.36)
Year ended 12-31-2019	5.69	0.11		1.32	1.43	(0.05)	(0.35)	(0.40)
Year ended 12-31-2018	6.44	0.07		(0.51)	(0.44)	(0.12)	(0.19)	(0.31)
Year ended 12-31-2017	5.93	0.11		0.61	0.72	(0.09)	(0.12)	(0.21)
Year ended 12-31-2016	6.15	0.08		0.49	0.57	(0.07)	(0.72)	(0.79)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

74	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Core Equity
Class II Shares
Year ended 12-31-2020	$14.36	21.52%	$737	0.95%	0.51%	1.00%	0.46%	58%
Year ended 12-31-2019	12.63	31.09	723	0.95	0.53	1.00	0.48	80
Year ended 12-31-2018	10.80	-4.51	626	0.95	0.59	1.00	0.54	99
Year ended 12-31-2017	12.30	20.75	445	0.95	0.42	1.00	0.37	78
Year ended 12-31-2016	10.67	3.74	420	0.95	0.45	1.01	0.39	75

Corporate Bond
Class II Shares
Year ended 12-31-2020	6.05	10.97	685	0.77	2.34	—	—	95
Year ended 12-31-2019	5.60	12.18	600	0.77	2.73	—	—	66
Year ended 12-31-2018	5.13	-1.90	544	0.77	2.77	—	—	63
Year ended 12-31-2017	5.35	4.01	548	0.78	2.32	—	—	66
Year ended 12-31-2016	5.27	4.03	416	0.79	2.17	—	—	84

Global Bond
Class II Shares
Year ended 12-31-2020	5.26	8.15	21	0.65	3.71	1.28	3.08	56
Year ended 12-31-2019	5.07	9.42	21	0.50	3.96	1.13	3.33	43
Year ended 12-31-2018	4.81	-0.18	22	0.50	3.52	1.12	2.90	37
Year ended 12-31-2017	4.96	4.27	23	0.50	3.08	1.12	2.46	49
Year ended 12-31-2016	4.89	7.04	22	0.50	3.28	1.13	2.65	18

Global Equity Income
Class II Shares
Year ended 12-31-2020	6.02	3.15	315	1.03	2.19	—	—	73
Year ended 12-31-2019	6.01	23.15	297	1.02	2.52	—	—	39
Year ended 12-31-2018	6.89	-11.68	284	1.01	2.01	—	—	93
Year ended 12-31-2017	8.58	15.56	527	1.00	1.60	—	—	35
Year ended 12-31-2016	7.79	6.95	509	1.01	1.43	—	—	59

Global Growth
Class II Shares
Year ended 12-31-2020	4.29	20.58	156	1.13	0.06	1.23	-0.04	33
Year ended 12-31-2019	3.58	25.93	148	1.13	0.41	1.21	0.33	26
Year ended 12-31-2018	8.67	-6.27	134	1.13	0.46	1.18	0.41	40
Year ended 12-31-2017	9.87	24.52	424	1.14	0.47	1.17	0.44	54
Year ended 12-31-2016	8.14	-3.04	408	1.13	0.09	1.16	0.06	71

Limited-Term Bond
Class II Shares
Year ended 12-31-2020	5.01	4.14	430	0.81	1.60	—	—	74
Year ended 12-31-2019	4.95	4.23	453	0.79	1.89	—	—	54
Year ended 12-31-2018	4.84	0.78	542	0.79	1.91	—	—	53
Year ended 12-31-2017	4.88	1.40	443	0.80	1.62	—	—	55
Year ended 12-31-2016	4.89	1.94	395	0.81	1.53	—	—	60

Securian Real Estate Securities
Class II Shares
Year ended 12-31-2020	6.97	-3.13	31	1.37	1.06	1.46	0.97	72
Year ended 12-31-2019	8.05	24.43	35	1.26	1.36	1.35	1.27	54
Year ended 12-31-2018	6.60	-5.57	34	1.24	1.45	1.33	1.36	71
Year ended 12-31-2017	7.64	5.39	43	1.22	1.38	1.31	1.29	73
Year ended 12-31-2016	8.39	4.26	49	1.20	1.26	1.29	1.17	79

Value
Class II Shares
Year ended 12-31-2020	6.40	1.98	465	1.01	1.57	—	—	63
Year ended 12-31-2019	6.72	26.33	511	1.00	1.81	—	—	62
Year ended 12-31-2018	5.69	-7.24	446	1.00	1.09	—	—	56
Year ended 12-31-2017	6.44	12.49	432	1.00	1.74	—	—	67
Year ended 12-31-2016	5.93	11.14	379	1.02	1.38	1.03	1.37	54

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	75

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2020

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Core Equity, Corporate Bond, Global Bond, Global Equity Income, Global Growth, Limited-Term Bond, Securian Real Estate Securities and Value (each, a “Portfolio”) are eight series of the Trust and are the only series of the Trust included in these financial statements. The assets belonging to each Portfolio are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser is Ivy Investment Management Company (“IICO”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet

76	ANNUAL REPORT	2020

all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by a Portfolio in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Portfolios’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Portfolio, or (iii) reduced effectiveness of related Portfolio transactions, such as hedging.

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused

2020	ANNUAL REPORT	77

by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The individual Portfolios herein have adopted a Liquidity Risk Management Program (the “Program”). The Portfolio’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Portfolio’s liquidity risk, which is the risk that any Portfolio could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Portfolio. This risk is managed by monitoring the degree of liquidity of the Portfolio’s investments, limiting the amount of the Portfolio’s illiquid investments, and utilizing various risk management tools and facilities available to the Portfolio for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Portfolio’s investments is supported by one or more third-party liquidity assessment vendors. The Portfolio’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period June 1, 2019, through March 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Portfolio’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Portfolio’s HLIM, where applicable, had been effective in managing the Portfolio’s liquidity risk.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

78	ANNUAL REPORT	2020

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s NAV to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Notice of Acquisition. On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Portfolio’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Each Portfolio’s Board recently approved a new investment advisory agreement (and new sub-advisory agreement(s)). The new investment advisory agreement (and new sub-advisory agreement(s)) approved by each Portfolio’s Board is expected to be presented to Portfolio shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. Ivy Portfolios’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors

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as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price

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quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

Futures Contracts. Each Portfolio is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Portfolio.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Corporate Bond invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

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Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Value purchases and writes call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Collateral and rights of offset. A Portfolio mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Portfolio and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Portfolio and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Portfolio’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Portfolio and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2020:

Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Value
Written options at value	$401	$—	$401	$—	$(401)	$—	$—

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Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2020:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Corporate Bond	Interest Rate		$—	Unrealized depreciation on futures contracts*	$65
Value	Equity		—	Written options at value	428

* The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2020.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Corporate Bond	Interest rate	$—	$—	$(698)	$—	$—	$(698)
Value	Equity	—	—	—	39	—	39

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Corporate Bond	Interest rate	$—	$—	$(65)	$—	$—	$(65)
Value	Equity	—	—	—	36	—	36

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2020, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Corporate Bond	$—	$—	$11,629	$—	$—	$—
Value	—	—	—	—	—	2,142

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

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5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Core Equity	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Corporate Bond	0.475	0.475	0.450	0.400	0.400	0.400
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Equity Income	0.700	0.700	0.650	0.650	0.600	0.550
Global Growth	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Securian Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Value	0.700	0.700	0.650	0.650	0.600	0.550

IICO has voluntarily agreed to waive a Portfolio’s investment management fee on any Portfolio that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

IICO has entered into a Subadvisory Agreement with the following entity on behalf of Securian Real Estate Securities:

Securian Asset Management, Inc. (“Securian”) serves as subadvisor to Securian Real Estate Securities. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of IICO and the Board of Trustees. IICO pays all applicable costs of the subadvisor.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statements of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Class II. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio may pay a service fee to Ivy Distributors, Inc. (“IDI”) for Class II shares in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

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Expense Reimbursements and/or Waivers. IICO, the Portfolios’ investment manager, IDI, the Portfolios’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Portfolios’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Portfolio and class expense limitations and related waivers/reimbursements for the year ended December 31, 2020 were as follows:

Portfolio Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Core Equity	Class II	Contractual	10-1-2016	4-30-2021	0.95%	$330	12b-1 Fees and/or Shareholder Servicing
Global Bond	Class II	Voluntary	N/A	N/A	N/A	$124(1)	Investment Management Fee
Global Growth	Class II	Contractual	10-1-2016	4-30-2021	1.13%	$136	12b-1 Fees and/or Shareholder Servicing
Securian Real Estate Securities	Class II	Contractual	12-3-2012	4-30-2021	N/A	$28(2)	Investment Management Fee

(1)

For Portfolios managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a portfolio’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

(2)	The Portfolio’s investment management fee is being reduced by 0.09% of average daily net assets until April 30, 2021.

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2020 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2020.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2020, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Core Equity	$—	$392,177	$—	$508,806
Corporate Bond	—	620,917	—	578,907
Global Bond	2,641	8,346	3,009	9,007
Global Equity Income	—	217,047	—	203,726
Global Growth	—	45,511	—	61,908
Limited-Term Bond	92,635	206,328	204,846	122,970
Securian Real Estate Securities	—	21,383	—	24,305
Value	—	261,253	—	298,624

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Portfolio may lend their portfolio securities only to borrowers that are approved by the Portfolio’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Portfolio collateral consisting

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of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio and any excess collateral is returned by the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares or certain other registered money market funds and are disclosed in the Portfolio’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Portfolio’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Portfolio and the Portfolio does not have the ability to re-hypothecate these securities. The securities on loan for each Portfolio are also disclosed in its Schedule of Investments. The total value of any securities on loan as of December 31, 2020 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Portfolios from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2020:

Portfolio	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Corporate Bond	$745	$761	$—	$761
Global Bond	903	926	—	926
Global Equity Income	7,281	—	7,797	7,797
Limited-Term Bond	2,697	—	2,756	2,756

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Portfolio could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Core Equity				Corporate Bond
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	2,903	$31,943	2,145	$25,198	31,953	$185,875	15,860	$87,364
Shares issued in reinvestment of distributions to shareholders:
Class II	3,675	41,268	6,669	73,214	2,715	15,230	2,907	15,235
Shares redeemed:
Class II	(12,562)	(153,563)	(9,534)	(113,019)	(28,668)	(162,692)	(17,580)	(94,881)

Net increase (decrease)	(5,984)	$(80,352)	(720)	$(14,607)	6,000	$38,413	1,187	$7,718

2020	ANNUAL REPORT	87

	Global Bond				Global Equity Income
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,085	$5,544	750	$3,702	16,011	$80,580	861	$5,716
Shares issued in reinvestment of distributions to shareholders:
Class II	164	784	162	784	1,697	8,016	15,944	85,169
Shares redeemed:
Class II	(1,406)	(7,089)	(1,391)	(6,892)	(14,700)	(75,899)	(8,600)	(54,118)

Net increase (decrease)	(157)	$(761)	(479)	$(2,406)	3,008	$12,697	8,205	$36,767

	Global Growth				Limited-Term Bond
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,469	$5,075	948	$4,338	25,074	$124,940	9,392	$46,061
Shares issued in reinvestment of distributions to shareholders:
Class II	178	585	30,123	96,488	2,180	10,693	2,048	9,903
Shares redeemed:
Class II	(6,864)	(24,898)	(5,094)	(23,423)	(32,863)	(163,666)	(32,011)	(157,413)

Net increase (decrease)	(5,217)	$(19,238)	25,977	$77,403	(5,609)	$(28,033)	(20,571)	$(101,449)

	Securian Real Estate Securities				Value
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	644	$4,266	428	$3,239	15,095	$79,254	4,195	$26,513
Shares issued in reinvestment of distributions to shareholders:
Class II	494	2,884	99	744	5,308	26,609	5,212	30,616
Shares redeemed:
Class II	(1,084)	(7,443)	(1,311)	(10,015)	(23,715)	(128,980)	(11,823)	(73,455)

Net increase (decrease)	54	$(293)	(784)	$(6,032)	(3,312)	$(23,117)	(2,416)	$(16,326)

10.	COMMITMENTS

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At December 31, 2020, there were no outstanding bridge loan commitments.

11.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Core Equity	$529,788	$206,627	$1,280	$205,347
Corporate Bond	635,790	45,220	979	44,241
Global Bond	20,131	1,264	139	1,125
Global Equity Income	281,292	41,795	8,532	33,263
Global Growth	101,143	55,687	1,353	54,334
Limited-Term Bond	418,962	9,055	203	8,852
Securian Real Estate Securities	30,567	2,367	1,941	426
Value	394,810	81,552	11,222	70,330

88	ANNUAL REPORT	2020

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2020 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Core Equity	$2,107	$30,335	$—	$—	$—
Corporate Bond	32,000	12,840	—	—	—
Global Bond	734	—	—	—	—
Global Equity Income	7,038	—	—	—	—
Global Growth	87	7,557	—	—	—
Limited-Term Bond	8,495	—	—	—	—
Securian Real Estate Securities	327	551	—	—	—
Value	5,598	70	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Core Equity	$10,009	$31,259	$4,416	$68,798
Corporate Bond	15,230	—	15,235	—
Global Bond	784	—	784	—
Global Equity Income	8,016	—	8,357	76,812
Global Growth	585	—	11,998	84,490
Limited-Term Bond	10,693	—	9,903	—
Securian Real Estate Securities	942	1,942	582	162
Value	10,310	16,299	3,917	26,699

(1)	Includes short-term capital gains, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of December 31, 2020, the capital loss carryforwards were as follows:

Portfolio	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Core Equity	$—	$—
Corporate Bond	—	—
Global Bond	163	986
Global Equity Income	—	3,503
Global Growth	—	—
Limited-Term Bond	—	—
Securian Real Estate Securities	—	—
Value	—	—

2020	ANNUAL REPORT	89

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At December 31, 2020, the following reclassifications were made:

Portfolio	Accumulated Earning Gain (Loss)	Paid-In Capital
Core Equity	$2	$(2)
Corporate Bond	—	—
Global Bond	—	—
Global Equity Income	—	—
Global Growth	—	—
Limited-Term Bond	—	—
Securian Real Estate Securities	—	—
Value	4	(4)

90	ANNUAL REPORT	2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Shareholders and Board of Trustees of Ivy Variable Insurance Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy VIP Core Equity, Ivy VIP Corporate Bond, Ivy VIP Global Bond, Ivy VIP Global Equity Income, Ivy VIP Global Growth, Ivy VIP Limited-Term Bond, Ivy VIP Securian Real Estate Securities, and Ivy VIP Value, eight of the series constituting the Ivy Variable Insurance Portfolios (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 12, 2021

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2020	ANNUAL REPORT	91

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2020:

Dividends Received Deduction for Corporations
Core Equity	$8,586,992
Corporate Bond	—
Global Bond	—
Global Equity Income	3,154,402
Global Growth	706,714
Limited-Term Bond	—
Securian Real Estate Securities	—
Value	10,068,505

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Core Equity	$31,258,981
Corporate Bond	—
Global Bond	—
Global Equity Income	—
Global Growth	—
Limited-Term Bond	—
Securian Real Estate Securities	1,941,573	(1)
Value	16,298,658	(2)

(1)	Of this amount $43,351 is Unrecaptured Section 1250 Gain.
(2)	Of this amount $49,135 is Unrecaptured Section 1250 Gain.

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Global Equity Income	$499,668	$5,169,785

92	ANNUAL REPORT	2020

BOARD OF TRUSTEES AND OFFICERS	IVY VIP

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (28 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (45 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and InvestEd Portfolios (“InvestEd”) (10 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	1997	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company – Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee; IVH (2013 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	93

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2015	President (2020 to present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Director, University of Oklahoma Medical, Inc. (2020 to present) (non-profit); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (10 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, IVH (Independent Chairman and Trustee (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2020); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	1996	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

94	ANNUAL REPORT	2020

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Interested Trustee

Mr. Sanders is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of Waddell & Reed, Inc. (“Waddell & Reed”), as well as by virtue of his personal ownership of shares of WDR. The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Philip J. Sanders 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010-2019).	Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name And Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Senior Vice President of Waddell & Reed Services Company (WRSCO) (2014 to present).
Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).

2020	ANNUAL REPORT	95

Name And Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-present).

* This is the date when the Officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).

** Mr. Sanders was Vice President of the Trust since 1998, until his appointment as President in 2016.

96	ANNUAL REPORT	2020

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY VIP

At a meeting of the Board of Trustees (the “Board”) of Ivy Variable Insurance Portfolios (the “Trust”) held on August 11th and 12th, 2020, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreement between IICO and Securian Asset Management, Inc. (the “Subadviser”) with respect to Ivy VIP Securian Real Estate Securities, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility. The Management Agreement and the Investment Subadvisory Agreement are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO and the Subadviser. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadviser, profitability (including any fall-out benefits) from IICO’s and the Subadviser’s relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and the Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2020. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 11-12, 2020 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and the Subadviser, taking into account the large amount of materials produced by IICO and the Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

The Board also took into account the review that its Investment Oversight Committee (the “IOC”) had conducted, in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the Ivy Funds complex, which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and the Subadviser, as well as the other services provided to the Funds by IICO and the Subadviser, as applicable (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and the Subadviser, noting the resources that each has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and the Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or the Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are

2020	ANNUAL REPORT	97

provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered that WISC has outsourced certain of its transactional processing operations to a sub-agent, which is designed to promote, and has achieved, greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that none of IICO, the Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or the Investment Subadvisory Agreement with the Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has recently undertaken, and continues to implement, in seeking to rationalize the Ivy Funds complex, including the Trust, as well as to reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO, or the Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and the Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the Ivy Funds complex. The independent fee consultant’s review addressed the following fee-related factors:

1. The nature, extent and quality of IICO’s services to the Funds;

2. Management fees and expenses in the context of performance;

3. Product category expenses, including peers;

4. Profit margins of IICO’s parent from supplying such services;

5. Subadviser and institutional fee analyses; and

6. Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2020, approximately 23% of the funds within the Ivy Funds complex were in the top quartile of performance and 55% of the Funds were in the top two quartiles of performance and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 50% of the funds within the Ivy Funds

98	ANNUAL REPORT	2020

complex were in the top two quartiles in the one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were reasonable in relation to the average total expenses of their respective group of peer funds and that their net management fees were reasonable in relation to the average net management fees of their respective groups of peer funds. The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on funds that are subadvised by unaffiliated subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the funds within the Ivy Funds complex in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

2020	ANNUAL REPORT	99

ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios

What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

100	ANNUAL REPORT	2020

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2020	ANNUAL REPORT	101

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923-3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

102	ANNUAL REPORT	2020

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

2020	ANNUAL REPORT	103

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106	ANNUAL REPORT	2020

THE IVY VARIABLE INSURANCE PORTFOLIOS FAMILY

Global/International Portfolios

Global Equity Income

Global Growth

International Core Equity

Domestic Equity Portfolios

Core Equity

Growth

Mid Cap Growth

Small Cap Core

Small Cap Growth

Value

Fixed Income Portfolios

Corporate Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolio

Government Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate – Managed Volatility

Pathfinder Moderately Aggressive – Managed Volatility

Pathfinder Moderately Conservative – Managed Volatility

Science and Technology

Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2020	ANNUAL REPORT	107

ANN-VIP2 (12/20)

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2020

Ivy Variable Insurance Portfolios

Pathfinder Aggressive	Class II

Pathfinder Conservative	Class II

Pathfinder Moderate	Class II

Pathfinder Moderately Aggressive	Class II

Pathfinder Moderately Conservative	Class II

Pathfinder Moderate — Managed Volatility	Class II

Pathfinder Moderately Aggressive — Managed Volatility	Class II

Pathfinder Moderately Conservative — Managed Volatility	Class II

Government Money Market	Class II

CONTENTS	IVY VIP

2	ANNUAL REPORT	2020

PRESIDENT’S LETTER	IVY VIP

DECEMBER 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Markets in 2020 were, to use an overused word, unprecedented. In a matter of months, we witnessed economic and market moves that typically take an entire market cycle of many years to unfold. To start the fiscal year, financial markets had been positive as political conflicts, trade uncertainty and global economic growth concerns waned. However, that upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic caused one of the most rapid and dramatic global economic downturns in history. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks took strong steps to mitigate the economic blow of social distancing. Monetary policy response was broader and more rapid than at any other time in history. Global central banks enacted aggressive stimulus through lower interest rates, quantitative easing (QE) and liquidity provisions, with some developing countries implementing QE for the first time. The U.S. Federal Reserve’s (Fed) response included a broad array of policy measures and an unprecedented pace of QE. Fourth quarter 2020 economic data showed the global economy had a very strong rebound. Since the March 23 trough, the S&P 500 Index stabilized and experienced a rapid bounce back. As of fiscal year end, the Index was up 18.40%.

Going forward, we believe there are reasons for optimism as we enter 2021. COVID-19 vaccines are being distributed around the world and record amounts of stimulus continue to support the global economic recovery. This optimism is reflected in our outlook for global growth in 2021, which we believe will return to pre-pandemic levels sooner than expected, driven in part by pent-up demand. We anticipate 2021 U.S. economic GDP growth will average 6.2%, fueled in part by a resurgence in consumption as pandemic-related constraints wane. With President Joe Biden and his administration taking the reins of power in Washington, we anticipate policy changes on several fronts. We expect an additional stimulus package that includes additional checks to individuals, an extension of emergency unemployment benefits and help for state and local governments. Later in the year, we anticipate broader legislation to pass that could include a number of spending initiatives, including an infrastructure plan with a focus on green initiatives. We also expect the legislation to include higher taxes for businesses and high-income earners.

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries as economies continue to recover. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	12/31/2020	12/31/2019
S&P 500 Index	3,756.07	3,230.78
MSCI EAFE Index	2,147.53	2,036.94
10-Year Treasury Yield	0.93%	1.92%
U.S. unemployment rate	6.7%	3.6%
30-year fixed mortgage rate	2.67%	3.74%
Oil price per barrel	$48.52	$61.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Ivy VIP Portfolios, the Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative Portfolios (collectively, the “Pathfinder Portfolios”) and the Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility Portfolios (collectively, the “Managed Volatility Portfolios”) will indirectly bear their pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the Pathfinder Portfolios’ or Managed Volatility Portfolios’ annualized expense ratios or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2020.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

4	ANNUAL REPORT	2020

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Beginning Account Value 6-30-20	Ending Account Value 12-31-20	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive
Class II	$1,000	$1,196.10	$0.66	$1,000	$1,024.57	$0.61	0.11%
Pathfinder Conservative
Class II	$1,000	$1,116.60	$0.42	$1,000	$1,024.75	$0.40	0.08%
Pathfinder Moderate
Class II	$1,000	$1,156.70	$0.22	$1,000	$1,024.95	$0.20	0.04%
Pathfinder Moderately Aggressive
Class II	$1,000	$1,177.20	$0.22	$1,000	$1,024.95	$0.20	0.04%
Pathfinder Moderately Conservative
Class II	$1,000	$1,136.70	$0.32	$1,000	$1,024.86	$0.30	0.06%
Pathfinder Moderate — Managed Volatility
Class II	$1,000	$1,133.90	$1.17	$1,000	$1,024.00	$1.11	0.23%
Pathfinder Moderately Aggressive — Managed Volatility
Class II	$1,000	$1,154.40	$1.51	$1,000	$1,023.72	$1.42	0.28%
Pathfinder Moderately Conservative — Managed Volatility
Class II	$1,000	$1,114.20	$1.48	$1,000	$1,023.69	$1.42	0.29%
Government Money Market
Class II	$1,000	$1,000.10	$0.60	$1,000	$1,024.56	$0.61	0.11%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2020, and divided by 366.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustrations are based on ongoing costs only.

2020	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	PATHFINDER PORTFOLIOS

(UNAUDITED)

Chace Brundige

Aaron Young

W. Jeffery Surles

Below, F. Chace Brundige, CFA, Aaron D. Young and W. Jeffery Surles, CFA, portfolio managers of each of the five Ivy VIP Pathfinder Portfolios and the three Ivy VIP Pathfinder Managed Volatility Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2020. Mr. Brundige has 27 years of industry experience and has managed each VIP Pathfinder Portfolio and VIP Pathfinder Managed Volatility Portfolio since 2016. Mr. Young has 15 years of industry experience and has managed the Portfolios since 2016. Mr. Surles has 19 years of industry experience and has managed the Portfolios since 2018. Since the Ivy VIP Pathfinder Managed Volatility Portfolios’ inception, Securian Asset Management, Inc., (Securian) has served as the subadvisor for the volatility management strategy. Craig Stapleton, CFA of Securian, has 18 years of industry experience and has managed the volatility management strategy since inception. Merlin Erickson, with 28 years of industry experience, and Jeremy Gogos, Ph.D., CFA, with 8 years of industry experience, both of Securian, have managed the strategy since 2017.

Fiscal Year Performance

For the 12 Months Ended December 31, 2020
Ivy VIP Pathfinder Aggressive	15.70%
55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Credit Index	15.45%
55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Universal Index	15.29%

Effective April 30, 2020, the blended benchmark changed from a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Universal Index to a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Credit Index.

Ivy VIP Pathfinder Conservative	12.67%
35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Credit Index + 20% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index + 10% MSCI EAFE Index.	12.61%
35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Universal Index + 20% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 10% MSCI EAFE Index.	12.38%

Effective April 30, 2020, the blended benchmark changed from a combination of 35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Universal Index + 20% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 10% MSCI EAFE Index to a combination of 35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Credit Index + 20% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index + 10% MSCI EAFE Index.

Ivy VIP Pathfinder Moderate	14.35%
45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	14.14%
45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	13.96%

Effective April 30, 2020, the blended benchmark changed from a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index to a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Ivy VIP Pathfinder Moderately Aggressive	15.12%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	14.82%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	14.66%

Effective April 30, 2020, the blended benchmark changed from a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index to a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Ivy VIP Pathfinder Moderately Conservative	13.52%
40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	13.40%

6	ANNUAL REPORT	2020

40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 15% MSCI EAFE Index	13.20%

Effective April 30, 2020, the blended benchmark changed from a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 15% MSCI EAFE Index to a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	9.61%
40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	13.40%
40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 15% MSCI EAFE Index	13.20%

Effective April 30, 2020, the blended benchmark changed from a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 15% MSCI EAFE Index to a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Ivy VIP Pathfinder Moderate — Managed Volatility	9.07%
45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	14.14%
45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	13.96%

Effective April 30, 2020, the blended benchmark changed from a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index to a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	9.71%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	14.82%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	14.66%

Effective April 30, 2020, the blended benchmark changed from a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index to a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

Index Performance

Russell 3000 Index	20.89%
(generally reflects the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.)
MSCI EAFE Index	7.82%
(generally reflects the performance of equity securities across 21 developed market countries in Europe, Australasia and the Far East.)
Bloomberg Barclays U.S. Credit Index	9.35%

(generally reflects the performance of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard & Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included.)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	3.33%
(generally reflects the performance of Treasuries, agencies, publicly issued U.S. corporate and foreign debentures and secured notes with at least one but less than three years to maturity.)
Bloomberg Barclays U.S. Universal Index	7.58%
(generally reflects the performance of USD-denominated, taxable bonds that are rated either investment grade or high yield.)
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index	4.71%
(generally reflects the performance of Treasuries, agencies, publicly issued U.S. corporate and foreign debentures and secured notes with at least one but less than five years to maturity.)

2020	ANNUAL REPORT	7

Multiple indexes are shown because the Portfolios invest in multiple asset classes.

Past performance is not a guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Year in review

Markets plunged in the first quarter of the fiscal year in response to the economic destruction and tremendous uncertainty from the COVID-19 outbreak. The pandemic was not only deadly but thrust tens of millions of Americans suddenly into unemployment and led an economy to severe recession. But the market rebound from March lows was nearly just as sudden in response to vast amounts of monetary and fiscal stimulus, launched by policy makers with a speed and magnitude that had never been seen before in the history of markets. There was more than two trillion dollars of fiscal stimulus, the Federal Funds Rate was cut to zero, and a near doubling of the U.S. Federal Reserve’s (Fed) balance sheet representing an increase of three trillion dollars. While U.S. gross domestic product (GDP) growth fell by more than 30% in the first quarter, it later rebounded by 30% in the third quarter as fiscal and monetary stimulus kicked-in and hope soared that effective vaccines would soon be readily available. Interest rates fell precipitously in the beginning of the fiscal year and generally remained at low levels; credit spreads compressed to pre-COVID-19 tights; and equity markets rallied. After having experienced more than a 30% year-to-date loss at the lows in March, the Russell 3000 Index gained over 75% off its lows to finish with a total return in excess of 20%, on a year-to-date basis at year end.

The Pathfinder Portfolios finished the year with very robust positive returns in 2020. The broad strength across asset classes was reflected by the Portfolios’ benchmarks as the U.S. equity benchmark return exceeded 20% and the international equity benchmark return exceeded 7%. Fixed-income returns were also positive during the year as interest rates declined significantly across the yield curve and credit spreads narrowed. The shorter-term fixed income benchmark return was over 3% while the longer-term fixed income benchmark return exceeded 9% on the year. On a relative basis, the Portfolios outperformed their benchmarks after fees except for the managed volatility portfolios. The performance of the Portfolios reflects the mix of returns in the underlying funds during the year and their allocation weightings.

Although the Portfolios outperformed their blended benchmarks, the most notable detractor of relative performance was being underweight duration and credit risk in fixed income compared to benchmarks in an unusual environment where interest rates declined precipitously, equities rallied and credit spreads narrowed. This positioning benefitted the Portfolios by reducing volatility in the first quarter of 2020 but was a headwind to relative performance given the strong returns simultaneously exhibited in both stocks and bonds later in the fiscal year. However, positive contributions from the equity portion of the portfolio made up the difference, most notably outperformance from the large cap growth and mid cap growth funds.

Changes to exposure

During the period, the Portfolios undertook only modest changes in the underlying mix of funds during the period in order to manage exposures commensurate with the investment objectives of the Portfolios. Additionally, there was a modification to the fixed-income components of the policy benchmarks as of April 30, 2020. This changed the fixed-income indices from the Bloomberg Barclays U.S. Universal Index to Bloomberg Barclays U.S. Credit Index and from the Bloomberg Barclays 1-5 Year U.S. Government/Credit Index to Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. These changes mirrored benchmark changes made in the underlying funds and were found to better represent the exposures in the Pathfinder Portfolios.

Outlook

As populations are inoculated against the virus and as low interest rates and trillions of dollars of stimulus continue to work their way through the economy, activity is expected to continue its upward trajectory toward more normal levels in 2021. The labor market is expected to reach “full employment” by 2022, buoying equity earnings estimates. And while equity and fixed-income valuations are demanding, fiscal stimulus is expected to continue, adding to the pro-cyclical impulse. Additionally, the Fed has indicated a willingness to maintain accommodative monetary policy until a “persistent” and “significant” increase in inflation is observed, likely alleviating upward pressure that might otherwise exist for interest rates. However, a myriad of risk factors remain, as always. Among these risks include the risk of inflation and valuation compression in securities markets that have already priced in much of this good news. Given this balanced outlook, equity allocations are rather neutral with respect to geography, industry and style such that the most significant driver of relative returns should be our underlying active managers’ ability to add alpha through security selection.

8	ANNUAL REPORT	2020

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

The ability of each Portfolio to meet its investment objective depends both on the allocation of its assets among the Underlying Funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, each Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolios are weighted toward Underlying Funds that invest in stocks, both U.S. and foreign, including mid cap and small cap stocks, as well as bonds and short-term instruments, the Portfolios are more subject to the risks associated with those investments.

Securian Asset Management, Inc., may be unsuccessful in managing volatility, and there is a risk that the Ivy VIP Managed Volatility Portfolios may experience a high level of volatility in their returns. The Portfolios’ holdings are subject to price volatility, and the Portfolios may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolios will achieve their goal of managing the volatility of their equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolios will deliver competitive returns. Additionally, even if successful, the Portfolios’ management of volatility may also generally result in the Portfolios’ NAV increasing to a lesser degree than the markets (for example, in a rising market with relatively high volatility) or decreasing to a greater degree than the market (for example, in a declining market with relatively low volatility). The Portfolios’ managed volatility strategy may expose the Portfolios to losses (some of which may be sudden) to which it would not have otherwise been exposed if invested only in Underlying Funds. Additionally, the derivatives used by Securian Asset Management to hedge the value of the Portfolios are not identical to the Underlying Funds, and as a result, the Portfolios’ investment in derivatives may decline in value at the same time as the Portfolios’ investment in Underlying Funds. Securian Asset Management does not intend to attempt to manage the volatility of the Portfolios’ fixed-income returns. It is possible that the fixed-income portion of the Portfolios, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolios.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy VIP Pathfinder Portfolio or Ivy VIP Pathfinder Portfolio—Managed Volatility.

2020	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy VIP International Core Equity, Class II	16.3%
Ivy VIP Growth, Class II	15.9%
Ivy VIP Core Equity, Class II	13.2%
Ivy VIP Global Equity Income, Class II	13.2%
Ivy VIP Value, Class II	11.7%
Ivy VIP Mid Cap Growth, Class I	10.0%
Ivy VIP Corporate Bond, Class II	9.4%
Ivy VIP Limited-Term Bond, Class II	4.8%
Ivy VIP Small Cap Growth, Class I	2.6%
Ivy VIP Small Cap Core, Class II	1.3%
Ivy VIP High Income, Class I	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Pathfinder Conservative – Asset Allocation

Ivy VIP Corporate Bond, Class II	25.2%
Ivy VIP Limited-Term Bond, Class II	24.4%
Ivy VIP Growth, Class II	10.1%
Ivy VIP Core Equity, Class II	8.3%
Ivy VIP Value, Class II	7.9%
Ivy VIP Mid Cap Growth, Class I	7.2%
Ivy VIP International Core Equity, Class II	5.5%
Ivy VIP Global Equity Income, Class II	4.5%
Ivy VIP Government Money Market, Class II	2.9%
Ivy VIP Small Cap Growth, Class I	1.6%
Ivy VIP High Income, Class I	1.2%
Ivy VIP Small Cap Core, Class II	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Pathfinder Moderate – Asset Allocation

Ivy VIP Corporate Bond, Class II	16.9%
Ivy VIP Limited-Term Bond, Class II	14.7%
Ivy VIP Growth, Class II	13.2%
Ivy VIP International Core Equity, Class II	11.0%
Ivy VIP Core Equity, Class II	10.9%
Ivy VIP Value, Class II	9.9%
Ivy VIP Global Equity Income, Class II	8.9%
Ivy VIP Mid Cap Growth, Class I	8.7%
Ivy VIP Small Cap Growth, Class I	2.1%
Ivy VIP Government Money Market, Class II	2.0%
Ivy VIP Small Cap Core, Class II	0.8%
Ivy VIP High Income, Class I	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy VIP Growth, Class II	14.7%
Ivy VIP International Core Equity, Class II	13.7%
Ivy VIP Corporate Bond, Class II	13.5%
Ivy VIP Core Equity, Class II	12.1%
Ivy VIP Global Equity Income, Class II	11.2%
Ivy VIP Value, Class II	10.9%
Ivy VIP Limited-Term Bond, Class II	9.8%
Ivy VIP Mid Cap Growth, Class I	9.4%
Ivy VIP Small Cap Growth, Class I	2.3%
Ivy VIP Small Cap Core, Class II	1.0%
Ivy VIP Government Money Market, Class II	0.7%
Ivy VIP High Income, Class I	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Pathfinder Moderately Conservative – Asset Allocation

Ivy VIP Corporate Bond, Class II	21.3%
Ivy VIP Limited-Term Bond, Class II	19.6%
Ivy VIP Growth, Class II	11.7%
Ivy VIP Core Equity, Class II	9.6%
Ivy VIP Value, Class II	8.9%
Ivy VIP International Core Equity, Class II	8.3%
Ivy VIP Mid Cap Growth, Class I	7.9%
Ivy VIP Global Equity Income, Class II	6.7%
Ivy VIP Government Money Market, Class II	2.2%
Ivy VIP Small Cap Growth, Class I	1.8%
Ivy VIP High Income, Class I	1.0%
Ivy VIP Small Cap Core, Class II	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.5%

Pathfinder Moderate – Managed Volatility – Asset Allocation

Ivy VIP Corporate Bond, Class II	16.5%
Ivy VIP Limited-Term Bond, Class II	14.3%
Ivy VIP Growth, Class II	12.8%
Ivy VIP International Core Equity, Class II	10.7%
Ivy VIP Core Equity, Class II	10.6%
Ivy VIP Value, Class II	9.7%
Ivy VIP Global Equity Income, Class II	8.7%
Ivy VIP Mid Cap Growth, Class I	8.5%
Ivy VIP Small Cap Growth, Class I	2.0%
Ivy VIP Government Money Market, Class II	1.9%
Ivy VIP Small Cap Core, Class II	0.8%
Ivy VIP High Income, Class I	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

10	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Pathfinder Moderately Aggressive – Managed Volatility – Asset Allocation

Ivy VIP Growth, Class II	14.3%
Ivy VIP International Core Equity, Class II	13.4%
Ivy VIP Corporate Bond, Class II	13.1%
Ivy VIP Core Equity, Class II	11.8%
Ivy VIP Global Equity Income, Class II	10.9%
Ivy VIP Value, Class II	10.6%
Ivy VIP Limited-Term Bond, Class II	9.5%
Ivy VIP Mid Cap Growth, Class I	9.2%
Ivy VIP Small Cap Growth, Class I	2.3%
Ivy VIP Small Cap Core, Class II	1.0%
Ivy VIP Government Money Market, Class II	0.7%
Ivy VIP High Income, Class I	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Pathfinder Moderately Conservative – Managed Volatility – Asset Allocation

Ivy VIP Corporate Bond, Class II	20.8%
Ivy VIP Limited-Term Bond, Class II	19.1%
Ivy VIP Growth, Class II	11.4%
Ivy VIP Core Equity, Class II	9.4%
Ivy VIP Value, Class II	8.7%
Ivy VIP International Core Equity, Class II	8.1%
Ivy VIP Mid Cap Growth, Class I	7.7%
Ivy VIP Global Equity Income, Class II	6.5%
Ivy VIP Government Money Market, Class II	2.1%
Ivy VIP Small Cap Growth, Class I	1.8%
Ivy VIP High Income, Class I	1.0%
Ivy VIP Small Cap Core, Class II	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.9%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Credit Index.

^^Former Blended Benchmark is computed using a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg Barclays U.S. Universal Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 16.

12	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Credit Index + 20% Bloomberg Barclays 1-3 Year U.S.Gov/Credit Index + 10% MSCI EAFE Index.

^^Former Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg Barclays U.S. Universal Index + 20% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index + 10% MSCI EAFE Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 16.

2020	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 16.

14	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 16.

2020	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-5 Year U.S.Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative
1-year period ended 12-31-20	15.70%	12.67%	14.35%	15.12%	13.52%
5-year period ended 12-31-20	11.38%	7.56%	9.23%	10.19%	8.46%
10-year period ended 12-31-20	9.44%	6.34%	7.81%	8.51%	7.16%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-3 Year U.S.Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg Barclays U.S. Universal Index + 20% MSCI EAFE Index + 10% Bloomberg Barclays 1-5 Year U.S.Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 19.

2020	ANNUAL REPORT	17

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Credit Index + 5% Bloomberg Barclays 1-3 Year U.S. Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg Barclays U.S. Universal Index + 5% Bloomberg Barclays 1-5 Year U.S. Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

See footnotes on page 19.

18	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year U.S.Gov/Credit Index.

^^Former Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Universal Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-5 Year U.S.Gov/Credit Index.

+A benchmark change was effective April 30, 2020. IICO believes that this benchmark is more reflective of the types of securities that the Portfolio invests in. Both the Current Blended Benchmark and the Portfolio’s Former Blended Benchmark are included for comparison purposes.

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Moderate — Managed Volatility	Pathfinder Moderately Aggressive — Managed Volatility	Pathfinder Moderately Conservative — Managed Volatility
1-year period ended 12-31-20	9.07%	9.71%	9.61%
5-year period ended 12-31-20	7.31%	8.10%	6.72%
10-year period ended 12-31-20	—	—	—
Since inception of Portfolio(3) through 12-31-20	6.37%	6.98%	5.70%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)

8-1-13 Pathfinder Moderate — Managed Volatility, 8-1-13 Pathfinder Moderately Aggressive — Managed Volatility and 8-1-13 Pathfinder Moderately Conservative — Managed Volatility (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2020

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	623	$8,944
Ivy VIP Corporate Bond, Class II	1,054	6,381
Ivy VIP Global Equity Income, Class II	1,488	8,957
Ivy VIP Growth, Class II	852	10,826
Ivy VIP High Income, Class I	48	165
Ivy VIP International Core Equity, Class II	675	11,035
Ivy VIP Limited-Term Bond, Class II	652	3,265
Ivy VIP Mid Cap Growth, Class I	387	6,809
Ivy VIP Small Cap Core, Class II	62	852
Ivy VIP Small Cap Growth, Class I (B)	144	1,744
Ivy VIP Value, Class II	1,241	7,942

TOTAL AFFILIATED MUTUAL FUNDS – 98.6%		$66,920
(Cost: $65,772)

SHORT-TERM SECURITIES

Money Market Funds (A) – 1.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	957	957

TOTAL SHORT-TERM SECURITIES – 1.4%		$957
(Cost: $957)

TOTAL INVESTMENT SECURITIES – 100.0%		$67,877
(Cost: $66,729)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		26

NET ASSETS – 100.0%		$67,903

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$66,920	$—	$—
Short-Term Securities	957	—	—

Total	$67,877	$—	$—

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	649	$9,317
Ivy VIP Corporate Bond, Class II	4,659	28,194
Ivy VIP Global Equity Income, Class II	830	4,994
Ivy VIP Government Money Market, Class II	3,259	3,259
Ivy VIP Growth, Class II	891	11,324
Ivy VIP High Income, Class I	404	1,377
Ivy VIP International Core Equity, Class II	377	6,156
Ivy VIP Limited-Term Bond, Class II	5,450	27,299
Ivy VIP Mid Cap Growth, Class I	453	7,980
Ivy VIP Small Cap Core, Class II	21	285
Ivy VIP Small Cap Growth, Class I (B)	144	1,754
Ivy VIP Value, Class II	1,384	8,857

TOTAL AFFILIATED MUTUAL FUNDS – 99.1%		$110,796
(Cost: $106,603)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	972	972

TOTAL SHORT-TERM SECURITIES – 0.9%		$972
(Cost: $972)

TOTAL INVESTMENT SECURITIES – 100.0%		$111,768
(Cost: $107,575)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		4

NET ASSETS – 100.0%		$111,772

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$110,796	$—	$—
Short-Term Securities	972	—	—

Total	$111,768	$—	$—

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	4,970	$71,387
Ivy VIP Corporate Bond, Class II	18,355	111,081
Ivy VIP Global Equity Income, Class II	9,757	58,729
Ivy VIP Government Money Market, Class II	12,806	12,806
Ivy VIP Growth, Class II	6,814	86,549
Ivy VIP High Income, Class I	1,427	4,860
Ivy VIP International Core Equity, Class II	4,428	72,378
Ivy VIP Limited-Term Bond, Class II	19,230	96,327
Ivy VIP Mid Cap Growth, Class I	3,235	56,948
Ivy VIP Small Cap Core, Class II	363	5,033
Ivy VIP Small Cap Growth, Class I (B)	1,131	13,739
Ivy VIP Value, Class II	10,171	65,081

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$654,918
(Cost: $633,172)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	814	814

TOTAL SHORT-TERM SECURITIES – 0.1%		$814
(Cost: $814)

TOTAL INVESTMENT SECURITIES – 99.9%		$655,732
(Cost: $633,986)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		477

NET ASSETS – 100.0%		$656,209

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$654,918	$—	$—
Short-Term Securities	814	—	—

Total	$655,732	$—	$—

20	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2020

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	6,739	$96,797
Ivy VIP Corporate Bond, Class II	17,776	107,576
Ivy VIP Global Equity Income, Class II	14,816	89,182
Ivy VIP Government Money Market, Class II	5,821	5,821
Ivy VIP Growth, Class II	9,231	117,250
Ivy VIP High Income, Class I	1,156	3,936
Ivy VIP International Core Equity, Class II	6,723	109,893
Ivy VIP Limited-Term Bond, Class II	15,575	78,021
Ivy VIP Mid Cap Growth, Class I	4,276	75,272
Ivy VIP Small Cap Core, Class II	588	8,150
Ivy VIP Small Cap Growth, Class I (B)	1,545	18,767
Ivy VIP Value, Class II	13,592	86,974

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$797,639
(Cost: $773,840)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	1,347	1,347

TOTAL SHORT-TERM SECURITIES – 0.2%		$1,347
(Cost: $1,347)

TOTAL INVESTMENT SECURITIES – 100.0%		$798,986
(Cost: $775,187)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		10

NET ASSETS – 100.0%		$798,996

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$797,639	$—	$—
Short-Term Securities	1,347	—	—

Total	$798,986	$—	$—

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	1,306	$18,753
Ivy VIP Corporate Bond, Class II	6,879	41,631
Ivy VIP Global Equity Income, Class II	2,175	13,093
Ivy VIP Government Money Market, Class II	4,287	4,287
Ivy VIP Growth, Class II	1,792	22,760
Ivy VIP High Income, Class I	566	1,926
Ivy VIP International Core Equity, Class II	987	16,138
Ivy VIP Limited-Term Bond, Class II	7,621	38,177
Ivy VIP Mid Cap Growth, Class I	877	15,431
Ivy VIP Small Cap Core, Class II	72	998
Ivy VIP Small Cap Growth, Class I (B)	294	3,574
Ivy VIP Value, Class II	2,721	17,409

TOTAL AFFILIATED MUTUAL FUNDS – 99.5%		$194,177
(Cost: $187,415)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	985	985

TOTAL SHORT-TERM SECURITIES – 0.5%		$985
(Cost: $985)

TOTAL INVESTMENT SECURITIES – 100.0%		$195,162
(Cost: $188,400)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(40)

NET ASSETS – 100.0%		$195,122

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	No dividends were paid during the preceding 12 months.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$194,177	$—	$—
Short-Term Securities	985	—	—

Total	$195,162	$—	$—

Pathfinder Moderate – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	5,369	$77,125
Ivy VIP Corporate Bond, Class II	19,832	120,020
Ivy VIP Global Equity Income, Class II	10,542	63,455
Ivy VIP Government Money Market, Class II	13,830	13,830
Ivy VIP Growth, Class II	7,361	93,502
Ivy VIP High Income, Class I	1,542	5,251
Ivy VIP International Core Equity, Class II	4,784	78,199
Ivy VIP Limited-Term Bond, Class II	20,777	104,080
Ivy VIP Mid Cap Growth, Class I	3,495	61,521
Ivy VIP Small Cap Core, Class II	393	5,437
Ivy VIP Small Cap Growth, Class I (C)	1,222	14,839
Ivy VIP Value, Class II	10,990	70,322

TOTAL AFFILIATED MUTUAL FUNDS – 97.2%		$707,581
(Cost: $675,090)

SHORT-TERM SECURITIES

Money Market Funds (A) – 2.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	19,188	19,188

TOTAL SHORT-TERM SECURITIES – 2.6%		$19,188
(Cost: $19,188)

TOTAL INVESTMENT SECURITIES – 99.8%		$726,769
(Cost: $694,278)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.2%		1,799

NET ASSETS – 100.0%		$728,568

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	Cash of $2,028 has been pledged as collateral on open futures contracts.

(C)	No dividends were paid during the preceding 12 months.

The following futures contracts were outstanding at December 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
E-mini Russell 2000 Index	Short	107	3-19-21	6	$(10,565)	$(321)
E-mini S&P 500 Index	Short	126	3-19-21	6	(23,618)	(347)

					$(34,183)	$(668)

2020	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2020

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$707,581	$—	$—
Short-Term Securities	19,188	—	—

Total	$726,769	$—	$—

Liabilities
Futures Contracts	$668	$—	$—

Pathfinder Moderately Aggressive – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	789	$11,340
Ivy VIP Corporate Bond, Class II	2,082	12,602
Ivy VIP Global Equity Income, Class II	1,736	10,448
Ivy VIP Government Money Market, Class II	675	675
Ivy VIP Growth, Class II	1,081	13,736
Ivy VIP High Income, Class I	135	461
Ivy VIP International Core Equity, Class II	788	12,875
Ivy VIP Limited-Term Bond, Class II	1,825	9,140
Ivy VIP Mid Cap Growth, Class I	501	8,821
Ivy VIP Small Cap Core, Class II	69	955
Ivy VIP Small Cap Growth, Class I (C)	181	2,198
Ivy VIP Value, Class II	1,593	10,192

TOTAL AFFILIATED MUTUAL FUNDS – 97.3%		$93,443
(Cost: $91,314)

SHORT-TERM SECURITIES

Money Market Funds (A) – 2.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	2,414	2,414

TOTAL SHORT-TERM SECURITIES – 2.5%		$2,414
(Cost: $2,414)

TOTAL INVESTMENT SECURITIES – 99.8%		$95,857
(Cost: $93,728)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.2%		201

NET ASSETS – 100.0%		$96,058

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	Cash of $232 has been pledged as collateral on open futures contracts.

(C)	No dividends were paid during the preceding 12 months.

The following futures contracts were outstanding at December 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Depreciation
E-mini Russell 2000 Index	Short	13	3-19-21	—	*	$(1,284)	$(39)
E-mini S&P 500 Index	Short	14	3-19-21	1		(2,624)	(39)

						$(3,908)	$(78)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$93,443	$—	$—
Short-Term Securities	2,414	—	—

Total	$95,857	$—	$—

Liabilities
Futures Contracts	$78	$—	$—

22	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2020

Pathfinder Moderately Conservative – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy VIP Core Equity, Class II	560	$8,041
Ivy VIP Corporate Bond, Class II	2,950	17,851
Ivy VIP Global Equity Income, Class II	933	5,615
Ivy VIP Government Money Market, Class II	1,835	1,835
Ivy VIP Growth, Class II	768	9,760
Ivy VIP High Income, Class I	243	826
Ivy VIP International Core Equity, Class II	423	6,920
Ivy VIP Limited-Term Bond, Class II	3,268	16,370
Ivy VIP Mid Cap Growth, Class I	376	6,618
Ivy VIP Small Cap Core, Class II	31	428
Ivy VIP Small Cap Growth, Class I (C)	126	1,533
Ivy VIP Value, Class II	1,167	7,466

TOTAL AFFILIATED MUTUAL FUNDS – 97.1%		$83,263
(Cost: $79,723)

SHORT-TERM SECURITIES

Money Market Funds (A) – 2.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	2,214	2,214

TOTAL SHORT-TERM SECURITIES – 2.6%		$2,214
(Cost: $2,214)

TOTAL INVESTMENT SECURITIES – 99.7%		$85,477
(Cost: $81,937)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.3%		215

NET ASSETS – 100.0%		$85,692

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)	Cash of $254 has been pledged as collateral on open futures contracts.

(C)	No dividends were paid during the preceding 12 months.

The following futures contracts were outstanding at December 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Depreciation
E-mini Russell 2000 Index	Short	13	3-19-21	—	*	$(1,284)	$(39)
E-mini S&P 500 Index	Short	16	3-19-21	1		(2,999)	(44)

						$(4,283)	$(83)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$83,263	$—	$—
Short-Term Securities	2,214	—	—

Total	$85,477	$—	$—

Liabilities
Futures Contracts	$83	$—	$—

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	23

MANAGEMENT DISCUSSION	GOVERNMENT MONEY MARKET

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy VIP Government Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2020. She has managed the Portfolio for 22 years and has 34 years of industry experience.

The Portfolio’s fiscal year ended on December 31, 2020 with short-term rates substantially lower after emergency rate cuts by the Federal Reserve (Fed) of 50 basis points (bps) and 100 bps in March 2020. The rate cuts were made to support the economy as the COVID-19 pandemic evolved in the U.S.

Fed Intervention

The Portfolio’s fiscal year started with the federal funds rate between 1.50-1.75% and ended in a range of 0.0-0.25%. The Fed continued to use an interest rate band of a quarter of a percentage point to manage the federal funds rate. The Reverse Repo Program continued as a tool to manage the band floor. As the Portfolio’s fiscal year began, the Fed was purchasing $60 billion of U.S. Treasury Bills on a monthly basis to inject bank reserves in to the financial system. This was part of a plan which began the previous year to lower short-term rates that had increased due to technical reasons. The Fed’s plan succeeded in maintaining an acceptable level of short-term rates over calendar year-end 2019 and into the beginning of the Portfolio’s fiscal year.

The higher rates of interest early in the fiscal year boosted the performance of the Portfolio and rates on money market investments, in general. However, in March, mandated shutdowns of the U.S. economy due to the COVID-19 pandemic caused the Fed to intervene with interest rate cuts, which caused a drop in short-term rates. A flight to U.S. government money market funds pushed short U.S. Treasury bill rates close to zero. In addition, the Fed established a variety of programs to help the markets function, which included a program to aid in the efficient functioning of the money markets. These programs required the U.S. Treasury to substantially increase the issuance of U.S. Treasury bills to finance these programs. As a result, U.S. Treasury bill rates moved higher due to the increase in supply. A paring back of U.S. Treasury bill auctions began in the third quarter and continued through year-end, causing short-term interest rates to return to lower levels, but not to the depressed levels seen at the beginning of the pandemic. As a result of the lower interest rate environment, the return on the Portfolio continued to move down throughout the fiscal year.

Staying the course

This past fiscal year, we invested a minimum of 99.5% of the Portfolio’s total assets in government securities, cash, sweep funds and/or repurchase agreements that are collateralized fully, per SEC regulations for government money market funds. The Portfolio has been structured to comply with the “know your investor” mandate, such that a short average maturity is maintained to provide ample liquidity for our investors. We anticipate continuing to use short floating-rate securities in the coming fiscal year as part of our liquidity management of the Portfolio.

We have managed the Portfolio to comply with all SEC regulations that apply to “government money market funds” since the conversion of the Portfolio in 2016. The SEC reformed money fund regulations in 2010 and further modified those regulations in July 2014 to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we seek to maintain daily and weekly liquidity levels according to those regulations to provide for the liquidity needs of our shareholders. We intend to continue to manage the Portfolio in a prudent manner and in accordance with SEC regulations for “government money market funds.”

You could lose money by investing in Ivy VIP Government Money Market. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Portfolio shares are not guaranteed by the U.S. Government. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

24	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	GOVERNMENT MONEY MARKET

ALL DATA IS AS OF DECEMBER 31, 2020 (UNAUDITED)

Asset Allocation

Investment Funds	18.0%
Money Market Funds	18.0%
Corporate Obligations	0.6%
Master Note	0.6%
United States Government Agency Obligations	81.3%
Cash and Other Assets (Net of Liabilities)	0.1%

2020	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	GOVERNMENT MONEY MARKET (in thousands)

DECEMBER 31, 2020

INVESTMENT FUNDS	Shares	Value
Money Market Funds (A) – 18.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%, 1-4-21	17,218	$17,218

Total Money Market Funds – 18.0%		17,218

TOTAL INVESTMENT FUNDS – 18.0%		$17,218
(Cost: $17,218)

CORPORATE OBLIGATIONS	Principal
Master Note – 0.6%
Toyota Motor Credit Corp. (1-Week U.S. LIBOR plus 25 bps), 0.350%, 1-7-21 (B)	$610	610

Total Master Note – 0.6%		610

TOTAL CORPORATE OBLIGATIONS – 0.6%		$610
(Cost: $610)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
United States Government Agency Obligations – 81.3%
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.130%, 1-7-21 (B)	$77,952	$77,952

		77,952

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 81.3%		$77,952
(Cost: $77,952)

TOTAL INVESTMENT SECURITIES – 99.9%		$95,780
(Cost: $95,780)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		126

NET ASSETS – 100.0%		$95,906

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2020.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2020. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$17,218	$—	$—
Corporate Obligations	—	610	—
United States Government Agency Obligations	—	77,952	—

Total	$17,218	$78,562	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

26	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate – Managed Volatility		Pathfinder Moderately Aggressive – Managed Volatility		Pathfinder Moderately Conservative – Managed Volatility
ASSETS
Investments in unaffiliated securities at value+	$957		$972		$814		$1,347		$985		$19,188		$2,414		$2,214
Investments in affiliated mutual funds at value+	66,920		110,796		654,918		797,639		194,177		707,581		93,443		83,263
Investments at Value	67,877		111,768		655,732		798,986		195,162		726,769		95,857		85,477
Restricted cash	—		—		—		—		—		2,028		232		254
Investment securities sold receivable	43		28		686		153		—		—		—		—
Dividends and interest receivable	—	*	—	*	—	*	—	*	—	*	—	*	—	*	—	*
Capital shares sold receivable	—	*	—	*	—	*	—	*	1		—	*	—		—
Variation margin receivable	—		—		—		—		—		9		1		1
Prepaid and other assets	1		1		9		11		3		10		1		1
Total Assets	67,921		111,797		656,427		799,150		195,166		728,816		96,091		85,733

LIABILITIES
Capital shares redeemed payable	3		8		130		49		13		45		4		11
Independent Trustees and Chief Compliance Officer fees payable	8		9		65		78		21		20		3		3
Investment management fee payable	—		—		—		—		—		4		1		—	*
Accounting services fee payable	4		6		19		23		7		20		5		4
Variation margin payable	—		—		—		—		—		155		17		20
Other liabilities	3		2		4		4		3		4		3		3
Total Liabilities	18		25		218		154		44		248		33		41
Total Net Assets	$67,903		$111,772		$656,209		$798,996		$195,122		$728,568		$96,058		$85,692

NET ASSETS
Capital paid in (shares authorized – unlimited)	$62,178		$100,925		$592,019		$722,418		$176,004		$675,269		$91,128		$78,950
Accumulated earnings gain	5,725		10,847		64,190		76,578		19,118		53,299		4,930		6,742
Total Net Assets	$67,903		$111,772		$656,209		$798,996		$195,122		$728,568		$96,058		$85,692

CAPITAL SHARES OUTSTANDING:
Class II	13,813		21,031		127,513		154,158		37,070		126,376		17,602		15,195

NET ASSET VALUE PER SHARE:
Class II	$4.92		$5.31		$5.15		$5.18		$5.26		$5.77		$5.46		$5.64

+COST
Investments in unaffiliated securities at cost	$957		$972		$814		$1,347		$985		$19,188		$2,414		$2,214
Investments in affiliated mutual funds at cost	65,772		106,603		633,172		773,840		187,415		675,090		91,314		79,723

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	27

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2020

(In thousands, except per share amounts)	Government Money Market
ASSETS
Investments in unaffiliated securities at value+	$95,780
Investments at Value	95,780
Dividends and interest receivable	12
Capital shares sold receivable	54
Receivable from affiliates	215
Prepaid and other assets	1
Total Assets	96,062

LIABILITIES
Capital shares redeemed payable	103
Distributions payable	1
Independent Trustees and Chief Compliance Officer fees payable	39
Investment management fee payable	1
Accounting services fee payable	9
Other liabilities	3
Total Liabilities	156
Total Net Assets	$95,906

NET ASSETS
Capital paid in (shares authorized – unlimited)	$95,906
Accumulated earnings gain	—	*
Total Net Assets	$95,906

CAPITAL SHARES OUTSTANDING:
Class II	95,910

NET ASSET VALUE PER SHARE:
Class II	$1.00

+COST
Investments in unaffiliated securities at cost	$95,780

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2020

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate – Managed Volatility	Pathfinder Moderately Aggressive – Managed Volatility		Pathfinder Moderately Conservative – Managed Volatility
INVESTMENT INCOME
Dividends from affiliated mutual funds	$1,246		$2,118		$13,073		$15,493		$4,036		$13,611	$1,743		$1,652
Interest and amortization from unaffiliated securities	1		2		4		3		1		62	7		8
Total Investment Income	1,247		2,120		13,077		15,496		4,037		13,673	1,750		1,660

EXPENSES
Investment management fee	—		—		—		—		—		1,309	178		160
Shareholder servicing:
Class II	—	*	—	*	—	*	—	*	—	*	— *	—	*	—	*
Custodian fees	1		1		1		1		1		1	2		2
Independent Trustees and Chief Compliance Officer fees	5		7		47		56		15		39	5		5
Accounting services fee	24		31		111		133		44		117	27		26
Insurance fees	2		3		21		25		6		22	3		3
Printing fees	10		11		15		16		12		15	10		10
Professional fees	33		32		38		40		33		39	35		35
Other	—	*	—	*	2		2		1		6	—	*	—	*
Total Expenses	75		85		235		273		112		1,548	260		241
Net Investment Income	1,172		2,035		12,842		15,223		3,925		12,125	1,490		1,419

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	1,230		2,379		11,036		12,812		3,429		18,762	2,240		2,373
Distributions of realized capital gains from affiliated mutual funds	2,217		2,303		18,746		24,920		5,066		19,500	2,800		2,074
Futures contracts	—		—		—		—		—		(29,436)	(3,692)		(2,625)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	4,498		5,590		39,792		52,016		11,064		39,421	5,709		4,464
Futures contracts	—		—		—		—		—		(89)	(11)		(16)
Net Realized and Unrealized Gain	7,945		10,272		69,574		89,748		19,559		48,158	7,046		6,270
Net Increase in Net Assets Resulting from Operations	$9,117		$12,307		$82,416		$104,971		$23,484		$60,283	$8,536		$7,689

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	29

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands)	Government Money Market
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$1,000
Total Investment Income	1,000

EXPENSES
Investment management fee	494
Shareholder servicing:
Class II	—	*
Custodian fees	2
Independent Trustees and Chief Compliance Officer fees	19
Accounting services fee	62
Professional fees	29
Other	15
Total Expenses	621
Less:
Expenses in excess of limit	(244)
Total Net Expenses	377
Net Investment Income	623

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—	*
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—
Net Realized and Unrealized Gain	—	*
Net Increase in Net Assets Resulting from Operations	$623

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

30	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,172	$907	$2,035	$1,687	$12,842	$11,452
Net realized gain on investments	3,447	7,868	4,682	6,321	29,782	68,117
Net change in unrealized appreciation	4,498	4,449	5,590	5,418	39,792	44,037
Net Increase in Net Assets Resulting from Operations	9,117	13,224	12,307	13,426	82,416	123,606

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(8,768)	(7,374)	(7,983)	(6,905)	(79,596)	(75,615)
Total Distributions to Shareholders	(8,768)	(7,374)	(7,983)	(6,905)	(79,596)	(75,615)
Capital Share Transactions	1,416	1,498	8,635	(1,287)	(26,530)	(70,658)
Net Increase (Decrease) in Net Assets	1,765	7,348	12,959	5,234	(23,710)	(22,667)
Net Assets, Beginning of Period	66,138	58,790	98,813	93,579	679,919	702,586
Net Assets, End of Period	$67,903	$66,138	$111,772	$98,813	$656,209	$679,919

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate – Managed Volatility
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$15,223	$13,376	$3,925	$3,491	$12,125	$9,293
Net realized gain on investments	37,732	96,363	8,495	16,658	8,826	52,655
Net change in unrealized appreciation	52,016	55,859	11,064	12,370	39,332	42,967
Net Increase in Net Assets Resulting from Operations	104,971	165,598	23,484	32,519	60,283	104,915

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(109,757)	(102,589)	(20,114)	(18,438)	(60,610)	(43,825)
Total Distributions to Shareholders	(109,757)	(102,589)	(20,114)	(18,438)	(60,610)	(43,825)
Capital Share Transactions	(25,125)	(72,019)	(9,979)	(17,598)	21,803	40,173
Net Increase (Decrease) in Net Assets	(29,911)	(9,010)	(6,609)	(3,517)	21,476	101,263
Net Assets, Beginning of Period	828,907	837,917	201,731	205,248	707,092	605,829
Net Assets, End of Period	$798,996	$828,907	$195,122	$201,731	$728,568	$707,092

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	31

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Moderately Aggressive – Managed Volatility		Pathfinder Moderately Conservative – Managed Volatility		Government Money Market
(In thousands)	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19	Year ended 12-31-20	Year ended 12-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,490	$1,203	$1,419	$1,133	$623	$3,937
Net realized gain on investments	1,348	8,777	1,822	5,094	— *	— *
Net change in unrealized appreciation	5,698	5,825	4,448	4,537	—	—
Net Increase in Net Assets Resulting from Operations	8,536	15,805	7,689	10,764	623	3,937

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(9,697)	(7,558)	(6,043)	(4,908)	(623)	(3,964)
Total Distributions to Shareholders	(9,697)	(7,558)	(6,043)	(4,908)	(623)	(3,964)
Capital Share Transactions	3,939	1,066	3,600	1,754	(88,117)	(54,886)
Net Increase (Decrease) in Net Assets	2,778	9,313	5,246	7,610	(88,117)	(54,913)
Net Assets, Beginning of Period	93,280	83,967	80,446	72,836	184,023	238,936
Net Assets, End of Period	$96,058	$93,280	$85,692	$80,446	$95,906	$184,023

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2020

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2019	ANNUAL REPORT	33

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Class II Shares
Year ended 12-31-2020	$5.00	$0.09	$0.52	$0.61	$(0.07)	$(0.62)	$(0.69)
Year ended 12-31-2019	4.60	0.07	0.92	0.99	(0.14)	(0.45)	(0.59)
Year ended 12-31-2018	5.16	0.13	(0.32)	(0.19)	(0.09)	(0.28)	(0.37)
Year ended 12-31-2017	4.68	0.08	0.80	0.88	(0.05)	(0.35)	(0.40)
Year ended 12-31-2016	5.05	0.04	0.15	0.19	(0.07)	(0.49)	(0.56)

Pathfinder Conservative
Class II Shares
Year ended 12-31-2020	5.15	0.10	0.49	0.59	(0.09)	(0.34)	(0.43)
Year ended 12-31-2019	4.83	0.09	0.59	0.68	(0.10)	(0.26)	(0.36)
Year ended 12-31-2018	5.16	0.10	(0.20)	(0.10)	(0.06)	(0.17)	(0.23)
Year ended 12-31-2017	4.90	0.05	0.46	0.51	(0.04)	(0.21)	(0.25)
Year ended 12-31-2016	5.15	0.04	0.09	0.13	(0.06)	(0.32)	(0.38)

Pathfinder Moderate
Class II Shares
Year ended 12-31-2020	5.19	0.10	0.51	0.61	(0.09)	(0.56)	(0.65)
Year ended 12-31-2019	4.89	0.08	0.79	0.87	(0.14)	(0.43)	(0.57)
Year ended 12-31-2018	5.40	0.12	(0.31)	(0.19)	(0.08)	(0.24)	(0.32)
Year ended 12-31-2017	5.02	0.07	0.64	0.71	(0.04)	(0.29)	(0.33)
Year ended 12-31-2016	5.34	0.04	0.13	0.17	(0.07)	(0.42)	(0.49)

Pathfinder Moderately Aggressive
Class II Shares
Year ended 12-31-2020	5.32	0.10	0.52	0.62	(0.09)	(0.67)	(0.76)
Year ended 12-31-2019	4.98	0.08	0.92	1.00	(0.15)	(0.51)	(0.66)
Year ended 12-31-2018	5.59	0.13	(0.37)	(0.24)	(0.10)	(0.27)	(0.37)
Year ended 12-31-2017	5.14	0.09	0.74	0.83	(0.05)	(0.33)	(0.38)
Year ended 12-31-2016	5.50	0.04	0.17	0.21	(0.09)	(0.48)	(0.57)

Pathfinder Moderately Conservative
Class II Shares
Year ended 12-31-2020	5.22	0.10	0.50	0.60	(0.10)	(0.46)	(0.56)
Year ended 12-31-2019	4.90	0.08	0.70	0.78	(0.12)	(0.34)	(0.46)
Year ended 12-31-2018	5.32	0.11	(0.24)	(0.13)	(0.07)	(0.22)	(0.29)
Year ended 12-31-2017	4.99	0.06	0.56	0.62	(0.04)	(0.25)	(0.29)
Year ended 12-31-2016	5.30	0.04	0.10	0.14	(0.07)	(0.38)	(0.45)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Does not include expenses of underlying Ivy VIP Portfolios in which the Portfolio invests.

(5)	Does not include expenses of the underlying unaffiliated Portfolio in which the Portfolio invests.

.

34	ANNUAL REPORT	2020

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Moderate – Managed Volatility
Class II Shares
Year ended 12-31-2020	$5.84	$0.10		$0.34		$0.44	$(0.08)	$(0.43)	$(0.51)
Year ended 12-31-2019	5.33	0.08		0.82		0.90	(0.11)	(0.28)	(0.39)
Year ended 12-31-2018	5.78	0.11		(0.33)		(0.22)	(0.06)	(0.17)	(0.23)
Year ended 12-31-2017	5.25	0.06		0.65		0.71	(0.03)	(0.15)	(0.18)
Year ended 12-31-2016	5.37	0.03		0.06		0.09	(0.03)	(0.18)	(0.21)

Pathfinder Moderately Aggressive – Managed Volatility
Class II Shares
Year ended 12-31-2020	5.63	0.09		0.33		0.42	(0.07)	(0.52)	(0.59)
Year ended 12-31-2019	5.15	0.07		0.88		0.95	(0.12)	(0.35)	(0.47)
Year ended 12-31-2018	5.66	0.11		(0.37)		(0.26)	(0.07)	(0.18)	(0.25)
Year ended 12-31-2017	5.06	0.07		0.71		0.78	(0.02)	(0.16)	(0.18)
Year ended 12-31-2016	5.25	0.03		0.09		0.12	(0.05)	(0.26)	(0.31)

Pathfinder Moderately Conservative – Managed Volatility
Class II Shares
Year ended 12-31-2020	5.58	0.09		0.39		0.48	(0.08)	(0.34)	(0.42)
Year ended 12-31-2019	5.19	0.08		0.66		0.74	(0.10)	(0.25)	(0.35)
Year ended 12-31-2018	5.55	0.10		(0.24)		(0.14)	(0.05)	(0.17)	(0.22)
Year ended 12-31-2017	5.10	0.05		0.53		0.58	(0.02)	(0.11)	(0.13)
Year ended 12-31-2016	5.23	0.02		0.04		0.06	(0.03)	(0.16)	(0.19)

Government Money Market
Class II Shares
Year ended 12-31-2020	1.00	0.00	*	0.00		0.00 *	— *	—	— *
Year ended 12-31-2019	1.00	0.02		0.00		0.02	(0.02)	— *	(0.02)
Year ended 12-31-2018	1.00	0.02		0.00	*	0.02	(0.02)	— *	(0.02)
Year ended 12-31-2017	1.00	0.01		0.00	*	0.01	(0.01)	— *	(0.01)
Year ended 12-31-2016	1.00	0.00	*	0.00	*	0.00 *	— *	— *	— *

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	35

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Pathfinder Aggressive
Class II Shares
Year ended 12-31-2020	$4.92	15.70%	$68	0.12	%(4)	1.91	%(4)	—%	—%	21%
Year ended 12-31-2019	5.00	23.24	66	0.09	(4)	1.41	(4)	—	—	18
Year ended 12-31-2018	4.60	-4.27	59	0.09	(4)	2.49	(4)	—	—	51
Year ended 12-31-2017	5.16	19.83	76	0.07	(4)	1.68	(4)	—	—	20
Year ended 12-31-2016	4.68	4.80	75	0.08	(4)	0.88	(4)	—	—	23

Pathfinder Conservative
Class II Shares
Year ended 12-31-2020	5.31	12.67	112	0.08	(4)	2.02	(4)	—	—	41
Year ended 12-31-2019	5.15	14.66	99	0.07	(4)	1.71	(4)	—	—	31
Year ended 12-31-2018	4.83	-1.93	94	0.07	(4)	1.89	(4)	—	—	39
Year ended 12-31-2017	5.16	10.51	109	0.06	(4)	1.06	(4)	—	—	30
Year ended 12-31-2016	4.90	2.84	114	0.07	(4)	0.71	(4)	—	—	26

Pathfinder Moderate
Class II Shares
Year ended 12-31-2020	5.15	14.35	656	0.04	(4)	2.05	(4)	—	—	21
Year ended 12-31-2019	5.19	19.05	680	0.04	(4)	1.62	(4)	—	—	17
Year ended 12-31-2018	4.89	-3.90	703	0.03	(4)	2.26	(4)	—	—	36
Year ended 12-31-2017	5.40	14.70	877	0.03	(4)	1.30	(4)	—	—	22
Year ended 12-31-2016	5.02	3.65	860	0.03	(4)	0.78	(4)	—	—	19

Pathfinder Moderately Aggressive
Class II Shares
Year ended 12-31-2020	5.18	15.12	799	0.04	(4)	2.02	(4)	—	—	20
Year ended 12-31-2019	5.32	21.40	829	0.03	(4)	1.56	(4)	—	—	19
Year ended 12-31-2018	4.98	-4.71	838	0.03	(4)	2.35	(4)	—	—	39
Year ended 12-31-2017	5.59	16.72	1,052	0.03	(4)	1.66	(4)	—	—	20
Year ended 12-31-2016	5.14	4.52	1,020	0.04	(4)	0.85	(4)	—	—	17

Pathfinder Moderately Conservative
Class II Shares
Year ended 12-31-2020	5.26	13.52	195	0.06	(4)	2.09	(4)	—	—	25
Year ended 12-31-2019	5.22	16.85	202	0.05	(4)	1.67	(4)	—	—	18
Year ended 12-31-2018	4.90	-2.67	205	0.05	(4)	2.07	(4)	—	—	34
Year ended 12-31-2017	5.32	12.77	251	0.05	(4)	1.22	(4)	—	—	24
Year ended 12-31-2016	4.99	3.10	261	0.05	(4)	0.80	(4)	—	—	16

36	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Pathfinder Moderate – Managed Volatility
Class II Shares
Year ended 12-31-2020	$5.77	9.07%	$729	0.23	%(4)	1.78	%(4)	—%		—%		42%
Year ended 12-31-2019	5.84	17.32	707	0.23	(4)	1.39	(4)	—		—		9
Year ended 12-31-2018	5.33	-4.00	606	0.23	(4)	2.00	(4)	—		—		28
Year ended 12-31-2017	5.78	13.80	600	0.23	(4)	1.07	(4)	—		—		21
Year ended 12-31-2016	5.25	1.81	511	0.24	(4)	0.55	(4)	—		—		14

Pathfinder Moderately Aggressive – Managed Volatility
Class II Shares
Year ended 12-31-2020	5.46	9.71	96	0.29	(4)	1.68	(4)	—		—		41
Year ended 12-31-2019	5.63	19.29	93	0.27	(4)	1.32	(4)	—		—		16
Year ended 12-31-2018	5.15	-4.75	84	0.27	(4)	2.04	(4)	—		—		37
Year ended 12-31-2017	5.66	15.70	92	0.27	(4)	1.38	(4)	—		—		19
Year ended 12-31-2016	5.06	2.36	78	0.31	(4)	0.56	(4)	—		—		12

Pathfinder Moderately Conservative – Managed Volatility
Class II Shares
Year ended 12-31-2020	5.64	9.61	86	0.30	(4)	1.77	(4)	—		—		45
Year ended 12-31-2019	5.58	14.89	80	0.27	(4)	1.45	(4)	—		—		14
Year ended 12-31-2018	5.19	-2.90	73	0.29	(4)	1.79	(4)	—		—		28
Year ended 12-31-2017	5.55	11.84	74	0.27	(4)	0.96	(4)	—		—		26
Year ended 12-31-2016	5.10	1.21	67	0.30	(4)	0.49	(4)	—		—		11

Government Money Market
Class II Shares
Year ended 12-31-2020	1.00	0.37	96	0.27	(5)	0.44	(5)	0.44	(5)	0.27	(5)	—
Year ended 12-31-2019	1.00	1.83	184	0.42		1.82		—		—		—
Year ended 12-31-2018	1.00	1.53	239	0.40		1.49		—		—		—
Year ended 12-31-2017	1.00	0.59	317	0.41		0.56		0.42		0.55		—
Year ended 12-31-2016	1.00	0.13	414	0.45		0.13		0.46		0.12		—

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	37

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2020

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the “Pathfinder Portfolios”), Pathfinder Moderate – Managed Volatility, Pathfinder Moderately Aggressive – Managed Volatility and Pathfinder Moderately Conservative – Managed Volatility (collectively, the “Managed Volatility Portfolios”) and Government Money Market (each, a “Portfolio”) are nine series of the Trust and are the only series of the Trust included in the financial statements. The assets belonging to Government Money Market are held separately by the custodian. The assets belonging to each Pathfinder Portfolio and Managed Volatility Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser is Ivy Investment Management Company (“IICO”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or

38	ANNUAL REPORT	2020

securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. Because each Pathfinder Portfolio and Managed Volatility Portfolio invests substantially all of its assets in Ivy Variable Insurance Portfolios mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, Government Money Market and the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by Government Money Market and the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, Government Money Market and the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which Government Money Market or the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. Government Money Market and the Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by a Portfolio or Underlying Fund in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact an Underlying Fund’s investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by an Underlying Fund, or (iii) reduced effectiveness of related Underlying Fund transactions, such as hedging.

2020	ANNUAL REPORT	39

As the impacts of the transition become clearer during the next year, management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The individual Portfolios herein have adopted a Liquidity Risk Management Program (the “Program”). The Portfolio’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Portfolio’s liquidity risk, which is the risk that any Portfolio could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Portfolio. This risk is managed by monitoring the degree of liquidity of the Portfolio’s investments, limiting the amount of the Portfolio’s illiquid investments, and utilizing various risk management tools and facilities available to the Portfolio for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Portfolio’s investments is supported by one or more third-party liquidity assessment vendors. The Portfolio’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period June 1, 2019, through March 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Portfolio’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Portfolio or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Portfolio’s HLIM, where applicable, had been effective in managing the Portfolio’s liquidity risk.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Notice of Acquisition. On December 2, 2020, Waddell & Reed Financial, Inc. (“Waddell & Reed Financial”), the parent company of Ivy Investment Management Company (“IICO”), and Macquarie Group Limited, including its asset management division Macquarie Asset Management (together, “Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Waddell & Reed Financial (the “Transaction”). The Transaction is subject to approval by Waddell & Reed Financial’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close by mid-2021. This is subject to change.

Under the Investment Company Act of 1940, as amended, closing of the Transaction will result in the automatic termination of each Portfolio’s investment advisory agreement with IICO, and any related sub-advisory contract(s), where applicable. Each Portfolio’s Board recently approved a new investment advisory agreement (and new sub-advisory agreement(s)). The new investment advisory agreement (and new sub-advisory agreement(s)) approved by each Portfolio’s

40	ANNUAL REPORT	2020

Board is expected to be presented to Portfolio shareholders for approval, and, if approved, would take effect upon the closing of the Transaction. Ivy Portfolios’ shareholders will receive proxy materials pertaining to this and other matters relating to the Transaction in the first quarter of 2021.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Ivy Variable Insurance Portfolios family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Investments in Government Money Market are valued on the basis of amortized cost in accordance with rule 2a-7 (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Portfolios (with the exception of Government Money Market) are valued based on quotes that are obtained from an independent pricing service approved by the Board.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, the portfolio securities are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

• Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Derivative Instruments. Exchange-traded futures contracts are generally valued at the settlement price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 2 of the fair value hierarchy.

2020	ANNUAL REPORT	41

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

Futures Contracts. Each Managed Volatility Portfolio is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Portfolio.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk).

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2020:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Pathfinder Moderate – Managed Volatility	Equity		$—	Unrealized depreciation on futures contracts*	$668
Pathfinder Moderately Aggressive – Managed Volatility	Equity		—	Unrealized depreciation on futures contracts*	78
Pathfinder Moderately Conservative – Managed Volatility	Equity		—	Unrealized depreciation on futures contracts*	83

*The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2020.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$(29,436)	$—	$—	$(29,436)
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(3,692)	—	—	(3,692)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	(2,625)	—	—	(2,625)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

42	ANNUAL REPORT	2020

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2020:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$(89)	$—	$—	$(89)
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(11)	—	—	(11)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	(16)	—	—	(16)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2020, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)		Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Pathfinder Moderate – Managed Volatility	$		$—	$67,426	$—	$—	$—
Pathfinder Moderately Aggressive – Managed Volatility		—	69	8,411	—	—	—
Pathfinder Moderately Conservative – Managed Volatility		—	960	8,283	—	—	—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO serves as each Portfolio’s investment adviser. The management fee is accrued daily by Government Money Market at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $1,000M	Over $1,000M
Government Money Market	0.350%	0.300%

Each Managed Volatility Portfolio pays a management fee to IICO for providing investment advice and supervising its investments at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	Over $1,000M
Pathfinder Moderate – Managed Volatility	0.200%	0.170%	0.150%
Pathfinder Moderately Aggressive – Managed Volatility	0.200	0.170	0.150
Pathfinder Moderately Conservative – Managed Volatility	0.200	0.170	0.150

IICO uses all of the management fee it receives from the Managed Volatility Portfolios to pay Securian Asset Management Inc. (“Securian”). Accordingly, Securian receives a fee based on the average daily net assets of the Managed Volatility Portfolios.

The Pathfinder Portfolios pay no management fees; however, IICO receives management fees from the underlying funds.

IICO has entered into Subadvisory Agreements with the following entity on behalf of certain Portfolios:

Securian serves as subadvisor to the Managed Volatility Portfolios. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of IICO and the Board of Trustees. IICO pays all applicable costs of the subadvisor.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statements of Operations.

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Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services Government Money Market pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio and Managed Volatility Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Expense Reimbursements and/or Waivers. IICO, the Portfolios’ investment manager, has determined to voluntarily waive and/or reimburse sufficient expenses of Government Money Market to the extent necessary to maintain a yield of not less than zero. There is no guarantee that Class II of Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders. Government Money Market class expense limitations and related waivers/reimbursements for the year ended December 31, 2020 were as follows:

Portfolio Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Government Money Market	Class II	Voluntary	N/A	N/A	To maintain minimum yield	$244(1)	Investment Management Fees and/or Shareholder Servicing

(1)	Minimum yield was 0.01%.

Any amounts due to the Portfolios as a reimbursement but not paid as December 31, 2020 of are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2020.

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7.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2020 follows:

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Aggressive
Ivy VIP Core Equity, Class II	$8,842	$841	$1,837	$103	$995	$8,944	$119	$373
Ivy VIP Corporate Bond, Class II	5,896	1,697	1,668	135	321	6,381	156	—
Ivy VIP Global Equity Income, Class II	7,851	2,403	1,499	98	104	8,957	223	—
Ivy VIP Growth, Class II	8,952	2,840	2,275	244	1,065	10,826	161	1,165
Ivy VIP High Income, Class I	323	34	190	(9)	7	165	11	—
Ivy VIP International Core Equity, Class II	11,721	1,387	2,539	13	453	11,035	248	2
Ivy VIP Limited-Term Bond, Class II	4,595	1,006	2,398	74	(12)	3,265	79	—
Ivy VIP Mid Cap Growth, Class I	6,379	656	2,230	523	1,481	6,809	67	374
Ivy VIP Small Cap Core, Class II	828	172	177	17	12	852	10	32
Ivy VIP Small Cap Growth, Class I (A)	1,671	135	603	57	484	1,744	—	—
Ivy VIP Value, Class II	8,690	1,922	2,233	(25)	(412)	7,942	172	271

	$65,748			$1,230	$4,498	$66,920	$1,246	$2,217

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Conservative
Ivy VIP Core Equity, Class II	$8,365	$2,748	$3,016	$225	$995	$9,317	$122	$381
Ivy VIP Corporate Bond, Class II	18,661	13,712	5,864	508	1,177	28,194	541	—
Ivy VIP Global Equity Income, Class II	3,977	2,299	1,473	111	80	4,994	122	—
Ivy VIP Government Money Market, Class II	8,639	1,975	7,355	—	—	3,259	29	—
Ivy VIP Growth, Class II	8,472	4,602	3,152	371	1,031	11,324	166	1,198
Ivy VIP High Income, Class I	1,474	491	592	9	(5)	1,377	93	—
Ivy VIP International Core Equity, Class II	5,937	1,996	2,140	110	253	6,156	136	1
Ivy VIP Limited-Term Bond, Class II	26,285	10,514	9,850	206	144	27,299	646	—
Ivy VIP Mid Cap Growth, Class I	6,620	2,390	3,392	613	1,749	7,980	76	421
Ivy VIP Small Cap Core, Class II	254	115	100	8	8	285	3	11
Ivy VIP Small Cap Growth, Class I (A)	1,524	511	849	100	468	1,754	—	—
Ivy VIP Value, Class II	8,223	3,910	3,084	118	(310)	8,857	184	291

	$98,431			$2,379	$5,590	$110,796	$2,118	$2,303

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderate
Ivy VIP Core Equity, Class II	$74,751	$5,593	$17,953	$1,048	$7,948	$71,387	$1,003	$3,132
Ivy VIP Corporate Bond, Class II	94,712	32,352	23,370	1,950	5,437	111,081	2,438	—
Ivy VIP Global Equity Income, Class II	54,513	16,159	13,129	809	377	58,729	1,538	—
Ivy VIP Government Money Market, Class II	36,306	3,439	26,939	—	—	12,806	116	—
Ivy VIP Growth, Class II	75,699	18,709	18,720	2,304	8,557	86,549	1,360	9,810
Ivy VIP High Income, Class I	6,732	764	2,589	(93)	46	4,860	351	—
Ivy VIP International Core Equity, Class II	81,384	8,739	20,750	(157)	3,162	72,378	1,710	13
Ivy VIP Limited-Term Bond, Class II	107,267	23,130	35,402	701	631	96,327	2,442	—
Ivy VIP Mid Cap Growth, Class I	55,941	5,931	22,190	4,516	12,750	56,948	587	3,269
Ivy VIP Small Cap Core, Class II	5,183	1,065	1,365	39	111	5,033	59	200
Ivy VIP Small Cap Growth, Class I (A)	13,931	1,178	5,788	(46)	4,464	13,739	—	—
Ivy VIP Value, Class II	73,454	16,521	21,168	(35)	(3,691)	65,081	1,469	2,322

	$679,873			$11,036	$39,792	$654,918	$13,073	$18,746

(A)	No dividends were paid during the preceding 12 months.

2020	ANNUAL REPORT	45

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderately Aggressive
Ivy VIP Core Equity, Class II	$101,226	$6,659	$23,184	$1,312	$10,784	$96,797	$1,337	$4,177
Ivy VIP Corporate Bond, Class II	98,711	26,885	25,426	2,107	5,299	107,576	2,375	—
Ivy VIP Global Equity Income, Class II	82,676	23,628	18,843	1,140	581	89,182	2,298	—
Ivy VIP Government Money Market, Class II	30,144	2,574	26,897	—	—	5,821	91	—
Ivy VIP Growth, Class II	102,502	26,772	26,650	3,266	11,360	117,250	1,812	13,067
Ivy VIP High Income, Class I	6,132	671	2,827	(115)	75	3,936	280	—
Ivy VIP International Core Equity, Class II	123,429	12,458	30,363	(928)	5,297	109,893	2,553	20
Ivy VIP Limited-Term Bond, Class II	81,987	20,658	25,623	361	638	78,021	1,945	—
Ivy VIP Mid Cap Growth, Class I	74,252	6,839	28,484	5,900	16,765	75,272	767	4,271
Ivy VIP Small Cap Core, Class II	8,375	1,618	2,078	76	159	8,150	95	318
Ivy VIP Small Cap Growth, Class I (A)	19,011	1,359	7,563	(137)	6,097	18,767	—	—
Ivy VIP Value, Class II	99,473	20,902	28,192	(170)	(5,039)	86,974	1,940	3,067

	$827,918			$12,812	$52,016	$797,639	$15,493	$24,920

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderately Conservative
Ivy VIP Core Equity, Class II	$19,638	$2,004	$5,293	$334	$2,070	$18,753	$270	$843
Ivy VIP Corporate Bond, Class II	32,110	15,058	8,199	699	1,963	41,631	903	—
Ivy VIP Global Equity Income, Class II	12,156	3,920	3,274	218	73	13,093	351	—
Ivy VIP Government Money Market, Class II	14,197	1,360	11,270	—	—	4,287	46	—
Ivy VIP Growth, Class II	19,888	5,384	5,398	656	2,230	22,760	366	2,644
Ivy VIP High Income, Class I	2,500	334	891	(23)	6	1,926	143	—
Ivy VIP International Core Equity, Class II	18,149	2,306	5,033	(145)	861	16,138	391	3
Ivy VIP Limited-Term Bond, Class II	43,724	8,842	14,937	320	228	38,177	992	—
Ivy VIP Mid Cap Growth, Class I	15,062	2,015	6,373	1,302	3,425	15,431	162	902
Ivy VIP Small Cap Core, Class II	1,029	238	300	9	22	998	12	41
Ivy VIP Small Cap Growth, Class I (A)	3,624	401	1,620	20	1,149	3,574	—	—
Ivy VIP Value, Class II	19,300	4,891	5,858	39	(963)	17,409	400	633

	$201,377			$3,429	$11,064	$194,177	$4,036	$5,066

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderate – Managed Volatility
Ivy VIP Core Equity, Class II	$75,930	$19,788	$28,721	$1,936	$8,192	$77,125	$1,044	$3,261
Ivy VIP Corporate Bond, Class II	96,210	55,208	38,829	2,584	4,847	120,020	2,538	—
Ivy VIP Global Equity Income, Class II	55,446	28,332	22,285	1,174	788	63,455	1,602	—
Ivy VIP Government Money Market, Class II	36,995	8,847	32,012	—	— *	13,830	120	—
Ivy VIP Growth, Class II	76,894	34,819	30,276	2,838	9,227	93,502	1,412	10,189
Ivy VIP High Income, Class I	6,879	1,799	3,371	(135)	79	5,251	366	—
Ivy VIP International Core Equity, Class II	82,775	28,354	37,689	1,870	2,889	78,199	1,780	14
Ivy VIP Limited-Term Bond, Class II	109,238	43,998	50,333	1,264	(87)	104,080	2,542	—
Ivy VIP Mid Cap Growth, Class I	56,810	16,491	30,386	5,467	13,139	61,521	611	3,402
Ivy VIP Small Cap Core, Class II	5,279	2,075	2,141	136	88	5,437	62	208
Ivy VIP Small Cap Growth, Class I (A)	14,154	3,792	7,893	794	3,992	14,839	—	—
Ivy VIP Value, Class II	74,645	30,949	32,373	834	(3,733)	70,322	1,534	2,426

	$691,255			$18,762	$39,421	$707,581	$13,611	$19,500

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.

46	ANNUAL REPORT	2020

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderately Aggressive – Managed Volatility
Ivy VIP Core Equity, Class II	$11,170	$2,875	$4,173	$224	$1,244	$11,340	$151	$470
Ivy VIP Corporate Bond, Class II	10,897	5,440	4,530	304	491	12,602	267	—
Ivy VIP Global Equity Income, Class II	9,131	4,623	3,613	178	129	10,448	258	—
Ivy VIP Government Money Market, Class II	3,321	693	3,339	—	—	675	10	—
Ivy VIP Growth, Class II	11,311	5,398	4,721	441	1,307	13,736	203	1,466
Ivy VIP High Income, Class I	680	166	380	(18)	13	461	32	—
Ivy VIP International Core Equity, Class II	13,631	3,836	5,207	141	474	12,875	287	2
Ivy VIP Limited-Term Bond, Class II	9,079	4,142	4,181	56	44	9,140	219	—
Ivy VIP Mid Cap Growth, Class I	8,193	2,312	4,318	705	1,929	8,821	86	480
Ivy VIP Small Cap Core, Class II	925	359	367	22	16	955	11	36
Ivy VIP Small Cap Growth, Class I (A)	2,098	548	1,146	100	598	2,198	—	—
Ivy VIP Value, Class II	10,980	4,416	4,755	87	(536)	10,192	219	346

	$91,416			$2,240	$5,709	$93,443	$1,743	$2,800

	12-31-19 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-20 Value	Distributions Received	Capital Gain Distributions
Pathfinder Moderately Conservative – Managed Volatility
Ivy VIP Core Equity, Class II	$7,649	$2,271	$3,009	$253	$877	$8,041	$111	$345
Ivy VIP Corporate Bond, Class II	12,506	9,282	5,025	339	749	17,851	370	—
Ivy VIP Global Equity Income, Class II	4,740	2,598	1,961	153	85	5,615	144	—
Ivy VIP Government Money Market, Class II	5,560	1,350	5,075	—	—	1,835	18	—
Ivy VIP Growth, Class II	7,747	3,829	3,138	335	987	9,760	150	1,082
Ivy VIP High Income, Class I	980	296	447	(6)	3	826	58	—
Ivy VIP International Core Equity, Class II	7,076	2,191	2,781	182	252	6,920	160	1
Ivy VIP Limited-Term Bond, Class II	17,048	6,812	7,696	217	(11)	16,370	406	—
Ivy VIP Mid Cap Growth, Class I	5,866	1,916	3,232	618	1,450	6,618	66	369
Ivy VIP Small Cap Core, Class II	403	171	170	14	10	428	5	17
Ivy VIP Small Cap Growth, Class I (A)	1,412	424	819	105	411	1,533	—	—
Ivy VIP Value, Class II	7,519	3,390	3,257	163	(349)	7,466	164	260

	$78,506			$2,373	$4,464	$83,263	$1,652	$2,074

(A)	No dividends were paid during the preceding 12 months.

8.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2020, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$13,093	$—	$17,649
Pathfinder Conservative	—	45,263	—	40,867
Pathfinder Moderate	—	133,580	—	209,363
Pathfinder Moderately Aggressive	—	151,023	—	246,130
Pathfinder Moderately Conservative	—	46,753	—	68,446
Pathfinder Moderate – Managed Volatility	—	274,451	—	316,309
Pathfinder Moderately Aggressive – Managed Volatility	—	34,808	—	40,730
Pathfinder Moderately Conservative – Managed Volatility	—	34,530	—	36,610
Government Money Market	—	—	—	—

2020	ANNUAL REPORT	47

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	455	$2,017	904	$4,399	4,945	$24,739	2,758	$13,757
Shares issued in reinvestment of distributions to shareholders:
Class II	2,257	8,768	1,655	7,374	1,739	7,983	1,443	6,905
Shares redeemed:
Class II	(2,118)	(9,369)	(2,113)	(10,275)	(4,826)	(24,087)	(4,383)	(21,949)

Net increase (decrease)	594	$1,416	446	$1,498	1,858	$8,635	(182)	$(1,287)

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	189	$894	183	$932	848	$4,022	411	$2,138
Shares issued in reinvestment of distributions to shareholders:
Class II	18,744	79,596	16,016	75,614	26,249	109,757	21,454	102,589
Shares redeemed:
Class II	(22,309)	(107,020)	(29,129)	(147,204)	(28,732)	(138,904)	(34,231)	(176,746)

Net decrease	(3,376)	$(26,530)	(12,930)	$(70,658)	(1,635)	$(25,125)	(12,366)	$(72,019)

	Pathfinder Moderately Conservative				Pathfinder Moderate – Managed Volatility
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	558	$2,801	617	$3,094	1,390	$7,539	5,714	$32,066
Shares issued in reinvestment of distributions to shareholders:
Class II	4,529	20,114	3,846	18,438	12,381	60,610	8,200	43,825
Shares redeemed:
Class II	(6,674)	(32,894)	(7,714)	(39,130)	(8,561)	(46,346)	(6,337)	(35,718)

Net increase (decrease)	(1,587)	$(9,979)	(3,251)	$(17,598)	5,210	$21,803	7,577	$40,173

48	ANNUAL REPORT	2020

	Pathfinder Moderately Aggressive – Managed Volatility				Pathfinder Moderately Conservative – Managed Volatility
	Year ended 12-31-20		Year ended 12-31-19		Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,089	$5,429	915	$4,945	1,268	$6,624	1,302	$7,038
Shares issued in reinvestment of distributions to shareholders:
Class II	2,141	9,697	1,483	7,558	1,234	6,043	950	4,908
Shares redeemed:
Class II	(2,203)	(11,187)	(2,123)	(11,437)	(1,716)	(9,067)	(1,885)	(10,192)

Net increase	1,027	$3,939	275	$1,066	786	$3,600	367	$1,754

	Government Money Market
	Year ended 12-31-20		Year ended 12-31-19
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	68,026	$68,026	54,880	$54,880
Shares issued in reinvestment of distributions to shareholders:
Class II	616	616	3,958	3,948
Shares redeemed:
Class II	(156,759)	(156,759)	(113,724)	(113,724)

Net decrease	(88,117)	$(88,117)	(54,886)	$(54,886)

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Pathfinder Aggressive	$66,760	$5,292	$4,175	$1,117
Pathfinder Conservative	107,689	6,260	2,181	4,079
Pathfinder Moderate	634,226	46,808	25,302	21,506
Pathfinder Moderately Aggressive	775,522	60,404	36,940	23,464
Pathfinder Moderately Conservative	188,500	13,143	6,481	6,662
Pathfinder Moderate – Managed Volatility	694,751	50,073	18,055	32,018
Pathfinder Moderately Aggressive – Managed Volatility	93,794	6,438	4,375	2,063
Pathfinder Moderately Conservative – Managed Volatility	81,945	5,552	2,020	3,532
Government Money Market	95,780	—	—	—

2020	ANNUAL REPORT	49

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2020 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Pathfinder Aggressive	$1,594	$3,021	$—	$—	$—
Pathfinder Conservative	3,018	3,759	—	—	—
Pathfinder Moderate	16,707	26,042	—	—	—
Pathfinder Moderately Aggressive	20,763	32,428	—	—	—
Pathfinder Moderately Conservative	5,191	7,286	—	—	—
Pathfinder Moderate – Managed Volatility	12,115	9,200	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	1,485	1,398	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	1,529	1,697	—	—	—
Government Money Market	39	—	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Pathfinder Aggressive	$1,191	$7,578	$1,922	$5,452
Pathfinder Conservative	2,101	5,882	2,143	4,762
Pathfinder Moderate	14,439	65,157	19,550	56,065
Pathfinder Moderately Aggressive	17,246	92,511	24,441	78,148
Pathfinder Moderately Conservative	4,264	15,850	5,005	13,433
Pathfinder Moderate – Managed Volatility	9,296	51,313	12,479	31,346
Pathfinder Moderately Aggressive – Managed Volatility	1,202	8,495	2,045	5,513
Pathfinder Moderately Conservative – Managed Volatility	1,133	4,910	1,340	3,568
Government Money Market	623	—	3,948	16

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

50	ANNUAL REPORT	2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Shareholders and Board of Trustees of Ivy Variable Insurance Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, and Ivy VIP Government Money Market, nine of the series constituting the Ivy Variable Insurance Portfolios (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 12, 2021

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2020	ANNUAL REPORT	51

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2020:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$331,856
Pathfinder Conservative	245,608
Pathfinder Moderate	2,756,721
Pathfinder Moderately Aggressive	3,923,548
Pathfinder Moderately Conservative	669,079
Pathfinder Moderate – Managed Volatility	2,455,334
Pathfinder Moderately Aggressive – Managed Volatility	402,138
Pathfinder Moderately Conservative – Managed Volatility	241,504
Government Money Market	—

The Portfolios intend to pass through to the extent available Section 163(j) Interest Dividends as defined in Treasury Regulation 1.163(j)-(b).

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$7,577,995
Pathfinder Conservative	5,881,819
Pathfinder Moderate	65,156,582
Pathfinder Moderately Aggressive	92,511,076
Pathfinder Moderately Conservative	15,850,330
Pathfinder Moderate – Managed Volatility	51,313,353
Pathfinder Moderately Aggressive – Managed Volatility	8,495,199
Pathfinder Moderately Conservative – Managed Volatility	4,909,883
Government Money Market	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Pathfinder Aggressive	$41,594	$346,887
Pathfinder Conservative	22,782	190,001
Pathfinder Moderate	287,192	2,395,163
Pathfinder Moderately Aggressive	428,898	3,576,975
Pathfinder Moderately Conservative	65,617	547,239
Pathfinder Moderate – Managed Volatility	298,989	2,493,540
Pathfinder Moderately Aggressive – Managed Volatility	48,242	402,331
Pathfinder Moderately Conservative – Managed Volatility	26,867	224,068

52	ANNUAL REPORT	2020

BOARD OF TRUSTEES AND OFFICERS	IVY VIP

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (28 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (45 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and InvestEd Portfolios (“InvestEd”) (10 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	1997	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company — Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee; IVH (2013 to present) (1 portfolio overseen).

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Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2015	President (2020 to present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Director, University of Oklahoma Medical, Inc. (2020 to present) (non-profit); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (10 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, IVH (Independent Chairman and Trustee (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2020); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	1996	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, InvestEd (2001 to present) (10 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

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Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, InvestEd (2017 to present) (10 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Interested Trustee

Mr. Sanders is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of Waddell & Reed, Inc. (“Waddell & Reed”), as well as by virtue of his personal ownership of shares of WDR. The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Philip J. Sanders 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010-2019).	Trustee, Ivy NextShares (2019); Trustee, InvestEd (2019 to present) (10 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name And Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Senior Vice President of Waddell & Reed Services Company (WRSCO) (2014 to present).
Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).

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Name And Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-present).

* This is the date when the Officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).

** Mr. Sanders was Vice President of the Trust since 1998, until his appointment as President in 2016.

56	ANNUAL REPORT	2020

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY VIP

At a meeting of the Board of Trustees (the “Board”) of Ivy Variable Insurance Portfolios (the “Trust”) held on August 11th and 12th, 2020, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, and the continuance of the Investment Subadvisory Agreement between IICO and Securian Asset Management, Inc. (the “Subadviser”) with respect to Ivy VIP Securian Real Estate Securities, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility and Ivy VIP Pathfinder Moderately Conservative – Managed Volatility. The Management Agreement and the Investment Subadvisory Agreement are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO and the Subadviser. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadviser, profitability (including any fall-out benefits) from IICO’s and the Subadviser’s relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and the Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2020. They further reviewed these materials among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 11-12, 2020 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and the Subadviser, taking into account the large amount of materials produced by IICO and the Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

The Board also took into account the review that its Investment Oversight Committee (the “IOC”) had conducted, in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the Ivy Funds complex, which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and the Subadviser, as well as the other services provided to the Funds by IICO and the Subadviser, as applicable (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and the Subadviser, noting the resources that each has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and the Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or the Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service

2020	ANNUAL REPORT	57

provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered that WISC has outsourced certain of its transactional processing operations to a sub-agent, which is designed to promote, and has achieved, greater efficiencies and savings for Fund shareholders over time. After full consideration of these and other factors, the Board concluded that none of IICO, the Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or the Investment Subadvisory Agreement with the Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the various initiatives that IICO has recently undertaken, and continues to implement, in seeking to rationalize the Ivy Funds complex, including the Trust, as well as to reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO, or the Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and the Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the Ivy Funds complex. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2020, approximately 23% of the funds within the Ivy Funds complex were in the top quartile

58	ANNUAL REPORT	2020

of performance and 55% of the Funds were in the top two quartiles of performance and that short-term performance of such funds were showing signs of improvement. Specifically, the report noted that 50% of the funds within the Ivy Funds complex were in the top two quartiles in the one-year period. The independent fee consultant noted that the funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO, including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were reasonable in relation to the average total expenses of their respective group of peer funds and that their net management fees were reasonable in relation to the average net management fees of their respective groups of peer funds. The report also stated that the management fees IICO charges to the funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on funds that are subadvised by unaffiliated subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the funds within the Ivy Funds complex in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

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ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios

What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2020	ANNUAL REPORT	61

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

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QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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THE IVY VARIABLE INSURANCE PORTFOLIOS FAMILY

Global/International Portfolios

Global Equity Income

Global Growth

International Core Equity

Domestic Equity Portfolios

Core Equity

Growth

Mid Cap Growth

Small Cap Core

Small Cap Growth

Value

Fixed Income Portfolios

Corporate Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolio

Government Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate—Managed Volatility

Pathfinder Moderately Aggressive -Managed Volatility

Pathfinder Moderately Conservative -Managed Volatility

Science and Technology

Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2020	ANNUAL REPORT	67

ANN-VIP-PF (12/20)

ITEM 2.     CODE OF ETHICS

(a)

As of December 31, 2020, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Edward M. Tighe, H. Jeffrey Dobbs and James D. Gressett are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its audit committee. Messrs. Tighe, Dobbs and Gressett are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2019	$418,300
2020	428,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2019	$0
2020	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2019	$153,170
2020	167,120

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2019	$34,116
2020	41,907

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$187,286 and $209,027 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $73,500 and $53,250 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)    See Item 1 Shareholder Report.

(b)    Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.     EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS (Registrant)

By	/s/Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	March 5, 2021

By	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 5, 2021